As filed with the Securities and Exchange Commission on June 27, 2006

                                                        File Nos. 002-94222
                                                                  811-04149

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.

      Post-Effective Amendment No.  37                      (X)
                                   ----

                              and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No.  38                                     (X)
                    ----

                             FRANKLIN TAX-FREE TRUST
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
              (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (650)312-2000

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[X] on July 1, 2006 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.



























JULY 1, 2006


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS

FRANKLIN TAX-FREE TRUST


FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND
FRANKLIN INSURED TAX-FREE INCOME FUND
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND






















[Insert FRANKLIN TEMPLETON INVESTMENTS logo]




                                              TF1

CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

Goals and Strategies ...................... 2

Main Risks ...............................  5

Performance ..............................  9

Fees and Expenses ........................ 17

Management ............................... 23

Distributions and Taxes .................. 29

Financial Highlights ..................... 33


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

Choosing a Share Class ................... 47

Buying Shares ............................ 55

Investor Services ........................ 58

Selling Shares ........................... 61

Exchanging Shares ........................ 64

Account Policies ......................... 71

Questions ................................ 79


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover



THE FUNDS

GOALS AND STRATEGIES

GOALS

Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. Each state Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of that Fund's state.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, each Fund invests at least 80% of its total assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. In addition, under normal market conditions, each state Fund invests at least 80% of its total assets in securities that pay interest free from the personal income taxes, if any, of that Fund's state. Although each Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of a Fund's total assets may be in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.

[Begin callout]

MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.
[End callout]

As a nonfundamental policy, under normal market conditions, each Fund invests at least 80% of its net assets in insured municipal securities. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy. Insured municipal securities are covered by insurance policies that guarantee the timely payment of principal and interest. Generally, the Fund buys insured municipal securities only if they are covered by policies issued by AAA-rated municipal bond insurers. Currently, there are six municipal bond insurers with an AAA rating. The Fund pays insurance premiums either directly or indirectly, which increases the credit safety of its insured investments, but decreases its yield.

In addition to investing at least 80% of its net assets in insured, municipal securities, each Fund may invest the balance (up to 20%) of its net assets in the following types of securities: (i) uninsured municipal securities secured by an escrow or trust account containing direct U.S. government obligations; (ii) municipal securities rated in one of the top three ratings by a U.S. nationally recognized rating service (or comparable unrated securities), which may include uninsured securities and insured securities covered by policies issued by insurers with a rating below AAA but not below A; and (iii) uninsured, short-term, tax-exempt securities rated in the top rating, pending investment in longer-term municipal securities.

Each Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid.

The manager selects securities that it believes will provide the best balance between risk and return within a Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gain, although the manager may sell a security at any time if it believes it could help the Fund meet its goal. The manager also may consider the cost of insurance when selecting securities for a Fund.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, a Fund may be unable to achieve its investment goal.

IT IS IMPORTANT TO NOTE THAT INSURANCE DOES NOT GUARANTEE THE MARKET VALUE OF AN INSURED SECURITY, OR THE FUND'S SHARE PRICE OR DISTRIBUTIONS, AND SHARES OF THE FUND ARE NOT INSURED.

MAIN RISKS

INTEREST RATE

When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.


[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of a Fund's distributions, its yield, and the value of your investment in that Fund will go up and down. You could lose money.
[End callout]

STATE

Because each state Fund invests predominantly in municipal securities of its state, events in that state are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state's municipal issuers.


A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a particular state can be unpredictable and can change at any time. For these reasons, each state Fund involves more risk than an investment in a fund that does not focus on securities of a single state.

To the extent the Franklin Insured Tax-Free Income Fund is invested in a state, events in that state may affect the Fund's investments and its performance.

U.S. TERRITORIES

Consistent with its policy of investing at least 80% of its net assets in insured municipal securities, each Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories. As with state municipal securities, events in any of these territories where a Fund is invested may affect the Fund's investments and its performance.



CREDIT

An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of each Fund's portfolio securities are supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. A change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. A Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

INCOME

Since each Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CALL

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, a Fund may have to replace it with a lower-yielding security. At any time, each Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower a Fund's income and yield and its distributions to shareholders.

MARKET

A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Each Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

MUNICIPAL LEASE OBLIGATIONS

Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease can be cancelled without penalty and investors who own the lease obligations may not be paid.

DIVERSIFICATION

The Florida Fund is a non-diversified fund. It may invest a greater portion of its assets in the municipal securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of its shares. The Fund, however, intends to meet certain tax diversification requirements. The other Funds are all diversified funds. The Franklin Insured Tax-Free Income Fund is diversified nationally and will not invest more than 25% of its total assets in the municipal securities of any one state or territory.

More detailed information about the Funds, their policies and risks and about municipal securities held by the Funds can be found in the Funds' Statement of Additional Information (SAI).

A description of the Funds' policies and procedures regarding the release of portfolio holdings information is also available in the Funds' SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


PERFORMANCE


These bar charts and tables show the volatility of each Fund's returns, which is one indicator of the risks of investing in a Fund. The bar charts show changes in each Fund's returns from year to year over the calendar years shown. The tables show how each Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. Each Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.


FLORIDA FUND ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

8.00%   5.02%   6.67%  -4.59%   13.14%  4.46%   8.64%   4.79%   4.26%   3.87%
-----------------------------------------------------------------------------
96      97      98      99      00      01      02      03      04      05

                                      YEAR


Best Quarter:                             Q4 '00     5.46%
Worst Quarter:                            Q1 '97     -5.08%



AVERAGE ANNUAL TOTAL RETURNS  For the periods ended December 31, 2005


                                     1 YEAR     5 YEARS  10 YEARS
-------------------------------------------------------------------
Florida Fund - Class A(2)
Return Before Taxes                  -0.56%       4.28%    4.88%
Return After Taxes on                -0.56%       4.28%    4.88%
Distributions
Return After Taxes on
Distributions                         1.10%       4.30%    4.86%
 and Sale of Fund Shares
Lehman Brothers Municipal Bond        3.51%       5.59%    5.71%
Index(3)
(index reflects no deduction for
fees, expenses, or taxes)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2006, the Fund's year-to-date return was 0.19% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

INSURED FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]


4.18%   8.11%  6.04%  -3.40%  12.01%  4.60%  8.65%  5.45%   4.12%  3.79%
--------------------------------------------------------------------------
96      97     98      99     00      01     02     03      04     05

                                      YEAR


Best Quarter:                             Q4 '00      4.78%
Worst Quarter:                            Q2 '04     -2.65%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005

                                      1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------
Insured Fund - Class A(2)
Return Before Taxes                   -0.63%    4.40%     4.83%
Return After Taxes on Distributions   -0.63%    4.40%     4.78%
Return After Taxes on                 1.09%     4.44%     4.82%
Distributions
 and Sale of Fund Shares
Lehman Brothers Municipal Bond        3.51%     5.59%     5.71%
Index(3)
(index reflects no deduction for
fees, expenses, or taxes)
                                                        SINCE
                                                        INCEPTION
                                      1 YEAR   5 YEARS  (2/1/00)
-------------------------------------------------------------------
Insured Fund - Class B(2)             -0.69%    4.44%     5.96%
Lehman Brothers Municipal Bond        3.51%     5.59%     6.75%
Index(3)

                                      1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------
Insured Fund - Class C(2)             2.20%     4.72%     4.72%
Lehman Brothers Municipal Bond        3.51%     5.59%     5.71%
Index(3)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2006, the Fund's year-to-date return was 0.33% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


MASSACHUSETTS FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]


8.53%   4.21%  5.39%  -3.72%  13.21%  4.18%  8.58%  5.26%  4.42%  3.86%
-------------------------------------------------------------------------
96      97     98      99     00      01     02     03     04     05

                                      YEAR


Best Quarter:                             Q4 '00     5.55%
Worst Quarter:                            Q1 '97     -4.53%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005

                                     1 YEAR     5 YEARS   10 YEARS
--------------------------------------------------------------------
Massachusetts Fund - Class A(2)
Return Before Taxes                  -0.55%      4.34%      4.85%
Return After Taxes on Distributions  -0.55%      4.34%      4.81%
Return After Taxes on
Distributions                         1.08%      4.37%      4.83%
 and Sale of Fund Shares
Lehman Brothers Municipal Bond        3.51%      5.59%      5.71%
Index(3)
(index reflects no deduction for
fees, expenses, or taxes)

                                     1 YEAR     5 YEARS   10 YEARS
--------------------------------------------------------------------

Massachusetts Fund - Class C(2)       2.35%      4.67%      4.74%
Lehman Brothers Municipal Bond        3.51%      5.59%      5.71%
Index(3)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2006, the Fund's year-to-date return was 0.09% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.




MICHIGAN FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

8.87%   3.58%  6.47%  -2.27%  11.02%  4.83%  9.01%  4.95%  3.83%  3.82%
----------------------------------------------------------------------
96      97     98     99      00      01    02      03     04     05

                                      YEAR

Best Quarter:                             Q3 '02     4.43%
Worst Quarter:                            Q1 '97     -4.60%


AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2005

                                        1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------
Michigan Fund - Class A(2)
Return Before Taxes                     -0.61%    4.37%     4.89%
Return After Taxes on Distributions     -0.61%    4.32%     4.84%
Return After Taxes on Distributions     1.11%     4.39%     4.87%
and
 Sale of Fund Shares
Lehman Brothers Municipal Bond          3.51%     5.59%     5.71%
Index(3)
(index reflects no deduction for
fees, expenses, or taxes)
                                                            SINCE
                                                            INCEPTION
                                         1 YEAR   5 YEARS   (2/1/00)
--------------------------------------------------------------------
Michigan Fund - Class B(2)              -0.74%    4.37%     5.72%
Lehman Brothers Municipal Bond          3.51%     5.59%     6.75%
Index(3)

                                                            SINCE
                                                            INCEPTION
                                        1 YEAR   5 YEARS    (5/1/95)
--------------------------------------------------------------------
Michigan Fund - Class C(2)              2.22%     4.70%     4.77%
Lehman Brothers Municipal Bond          3.51%     5.59%     5.71%
Index(3)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2006, the Fund's year-to-date return was 0.34% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


MINNESOTA FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

3.49%   7.69%  5.68%  -3.74% 11.90%  4.73%  7.95%  5.19%  4.22%  3.28%
----------------------------------------------------------------------
96      97     98     99     00      01     02     03     04     05

                                      YEAR


Best Quarter:                             Q4 '00     4.59%
Worst Quarter:                            Q2 '04     -2.35%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005

                                    1 YEAR   5 YEARS  10 YEARS
----------------------------------------------------------------

Minnesota Fund - Class A(2)
Return Before Taxes                 -1.09%    4.14%     4.52%
Return After Taxes on               -1.09%    4.14%     4.49%
Distributions
Return After Taxes on                0.73%    4.20%     4.54%
Distributions
 and Sale of Fund Shares
Lehman Brothers Municipal Bond       3.51%    5.59%     5.71%
Index(3) (index reflects no deduction for fees, expenses, or taxes)

                                    1 YEAR   5 YEARS  10 YEARS
----------------------------------------------------------------

Minnesota Fund - Class C(2)          1.79%    4.49%     4.40%
Lehman Brothers Municipal Bond       3.51%    5.59%     5.71%
Index(3)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2006, the Fund's year-to-date return was 0.19% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



OHIO FUND - CLASS A ANNUAL TOTAL RETURNS(1)
[Insert bar graph]

4.47%   8.16%  5.94%  -3.00%  11.34%  4.74%  8.31%  4.93%  4.40%  3.86%
------------------------------------------------------------------------
 96     97     98      99     00      01     02     03     04     05

                                      YEAR


Best Quarter:                             Q4 '00     4.24%
Worst Quarter:                            Q2 '04     -2.77%



AVERAGE ANNUAL TOTAL RETURNS   For the periods ended December 31, 2005

                                      1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------
Ohio Fund - Class A(2)
Return Before Taxes                   -0.56%    4.33%     4.80%
Return After Taxes on Distributions   -0.56%    4.32%     4.77%
Return After Taxes on Distributions    1.09%    4.36%     4.79%
and
 Sale of Fund Shares
Lehman Brothers Municipal Bond         3.51%    5.59%     5.71%
Index(3)
(index reflects no deduction for
fees,
 expenses, or taxes)

                                                          SINCE
                                                          INCEPTION
                                       1 YEAR   5 YEARS   (2/1/00)
-------------------------------------------------------------------
Ohio Fund - Class B(2)                 0.70%    4.35%     5.74%
Lehman Brothers Municipal Bond         3.51%    5.59%     6.75%
Index(3)

                                      1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------
Ohio Fund - Class C(2)                 2.26%    4.67%     4.70%
Lehman Brothers Municipal Bond         3.51%    5.59%     5.71%
Index(3)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2006, the Fund's year-to-date return was 0.40% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.




FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES               (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                 MASSA-
                FLORIDA INSURED CHUSETTS MICHIGAN MINNESOTA  OHIO
                  FUND   FUND    FUND     FUND     FUND      FUND
----------------------------------------------------------------
CLASS A
Maximum sales     4.25%  4.25%   4.25%    4.25%    4.25%    4.25%
charge (load) as
a percentage of
offering price(1)
Load imposed on   4.25%  4.25%   4.25%    4.25%    4.25%    4.25%
purchases(1)
Maximum deferred  None   None    None     None     None     None
sales charge
(load)(2)
Redemption fee    2.00%  2.00%   2.00%    2.00%    2.00%    2.00%
on shares sold
within 7
calendar days
following their
purchase date(3)

CLASS B(4)
----------------------------------------------------------------
Maximum sales       -   4.00%     -      4.00%      -       4.00%
charge (load) as
a percentage of
offering price
Load imposed on     -    None     -      None       -       None
purchases
Maximum deferred    -    4.00%    -      4.00%      -       4.00%
sales charge
(load)(5)
Redemption fee      -    None     -      None       -       None
on shares sold
within 7
calendar days
following their
purchase date(3)

CLASS C
----------------------------------------------------------------
Maximum sales       -    1.00%   1.00%   1.00%   1.00%     1.00%
charge (load) as
a percentage of
offering price
Load imposed on     -    None    None    None    None      None
purchases
Maximum deferred    -    1.00%   1.00%   1.00%   1.00%     1.00%
sales charge
(load)
Redemption fee      -    2.00%   2.00%   2.00%   2.00%     2.00%
on shares sold
within 7
calendar days
following their
purchase date(3)

Please see "Choosing a Share Class" on page 47 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                 MASSA-
                FLORIDA INSURED CHUSETTS MICHIGA MINNESOTA OHIO
                FUND    FUND    FUND     FUND    FUND      FUND
---------------------------------------------------------------
CLASS A
Management fees  0.58%  0.46%   0.50%    0.47%   0.49%     0.48%
Distribution
and
 service         0.10%  0.10%   0.10%    0.10%   0.10%     0.10%
(12b-1)
 fees
Other expenses   0.07   0.07%   0.07%    0.07%   0.08%     0.07%
                ------------------------------------------------
Total annual
Fund             0.75%  0.63%   0.67%    0.64%   0.67%     0.65%
 operating
expenses


CLASS B(4)
---------------------------------------------------------------
Management fees     -   0.46%     -      0.47%     -      0.48%
Distribution and
 service (12b-1)
 fees               -   0.65%     -      0.65%     -      0.65%
Other expenses      -   0.07%     -      0.07%     -      0.07%
                  ---------------------------------------------
Total annual
Fund                -   1.18%     -      1.19%     -      1.20%
 operating
expenses


CLASS C
---------------------------------------------------------------
Management fees     -   0.46%   0.50%  0.47%   0.49%   0.48%
Distribution and
service (12b-1)
fees                -   0.65%   0.65%  0.65%   0.65%   0.65%
Other expenses      -   0.07%   0.07%  0.07%   0.08%   0.07%
                  ---------------------------------------------
Total annual
Fund                -   1.18%   1.22%  1.19%   1.22%   1.20%
 operating
expenses
                  ---------------------------------------------

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 51).
3. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
4. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.
5. Declines to zero after six years.


EXAMPLE

This example can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year; and
o  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              MASSA-
             FLORIDA INSURED CHUSETTS MICHIGAN MINNESOTA OHIO
              FUND   FUND     FUND     FUND     FUND    FUND
---------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A
1 Year(1)     $498   $487     $491     $488     $491    $489
3 Years       $654   $618     $630     $621     $630    $624
5 Years       $824   $761     $782     $767     $782    $772
10 Years     $1,316 $1,178   $1,224   $1,189   $1,224  $1,201

CLASS B
1 Year         -     $520      -       $521      -      $522
3 Years        -     $675      -       $678      -      $681
5 Years        -     $849      -       $854      -      $860
10 Years(2)    -    $1,279     -      $1,290     -     $1,302

CLASS C
1 Year         -     $220     $224     $221     $224    $222
3 Years        -     $375     $387     $378     $387    $381
5 Years        -     $649     $670     $654     $670    $660
10 Years       -    $1,432   $1,477   $1,443   $1,477  $1,455


                             MASSA-
             FLORIDAINSURED CHUSETTS MICHIGAN MINNESOTA OHIO
              FUND   FUND     FUND     FUND     FUND    FUND
---------------------------------------------------------------
If you do
not sell
your shares:
CLASS B
1 Year         -     $120      -       $121      -      $122
3 Years        -     $375      -       $378      -      $381
5 Years        -     $649      -       $654      -      $660
10 Years(2)    -    $1,279     -      $1,290     -     $1,302

CLASS C
1 Year         -     $120     $124     $121     $124    $122
3 Years        -     $375     $387     $378     $387    $381
5 Years        -     $649     $670     $654     $670    $660
10 Years       -    $1,432   $1,477   $1,443   $1,477  $1,455

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is each Fund's investment manager.
Together, Advisers and its affiliates manage over $492 billion in assets.


The Funds are managed by a team of dedicated professionals focused on investing in tax-free securities. The portfolio managers have responsibility for the day-to-day management of particular Funds and operate as a team to develop ideas and implement investment strategy for all the Funds. They are as follows:


JAMES CONN CFA, VICE PRESIDENT OF ADVISERS
Mr. Conn has been an analyst or portfolio manager of the Insured, Massachusetts, Michigan, Minnesota and Ohio Funds since 1999. He joined Franklin Templeton Investments in 1996.


CARRIE HIGGINS, VICE PRESIDENT OF ADVISERS
Ms. Higgins has been an analyst or portfolio manager of the Florida Fund since 2004. She joined Franklin Templeton
Investments in 1990.

JOHN POMEROY, VICE PRESIDENT OF ADVISERS Mr. Pomeroy has been an analyst or portfolio manager of the Insured, Massachusetts, Michigan, Minnesota and Ohio Funds since 1989. He joined Franklin Templeton Investments in 1986.

FRANCISCO RIVERA, VICE PRESIDENT OF ADVISERS
Mr. Rivera has been an analyst or portfolio manager of the Massachusetts Fund since 1996. He joined Franklin Templeton
Investments in 1994.


STELLA S. WONG, VICE PRESIDENT OF ADVISERS
Ms. Wong has been an analyst or portfolio manager of the Florida Fund since its inception. She joined Franklin Templeton Investments in 1986.


The following individuals are jointly responsible for the day-to-day management of the Funds:

FLORIDA INSURED FUND


CARRIE HIGGINS. Ms. Higgins has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

STELLA S. WONG. Ms. Wong is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

INSURED FUND

JOHN POMEROY. Mr. Pomeroy has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JAMES CONN. Mr. Conn is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

MASSACHUSETTS INSURED FUND

JAMES CONN. Mr. Conn has sole authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JOHN POMEROY. Mr. Pomeroy is manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

FRANCISCO RIVERA. Mr. Rivera is manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

MICHIGAN INSURED FUND

JOHN POMEROY. Mr. Pomeroy has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JAMES CONN. Mr. Conn is manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

MINNESOTA INSURED FUND

JAMES CONN. Mr. Conn has sole authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JOHN POMEROY. Mr. Pomeroy is manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

OHIO INSURED FUND

JAMES CONN. Mr. Conn has sole authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JOHN POMEROY. Mr. Pomeroy is manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

The Funds' Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

Each Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended February 28, 2006, each Fund paid to the manager for its services the following management fees as a percentage of its average monthly net assets:

                           (AS A PERCENTAGE OF AVERAGE
MANAGEMENT FEES            MONTHLY NET ASSETS)
----------------------------------------------------------
Florida Fund                       0.58%
Insured Fund                       0.46%
Massachusetts Fund                 0.50%
Michigan Fund                      0.47%
Minnesota Fund                     0.49%
Ohio Fund                          0.48%

A discussion regarding the basis for the board of trustees approving the investment management contracts of the Funds is available in the Funds' semiannual report to shareholders for the six-month period ended August 31, 2005.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. Such plan has been prepared and submitted to the SEC for approval.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.


Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund typically declares an income dividend each day that its net asset value is calculated and pays them monthly. A Fund does not pay "interest." Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to sell your shares. Capital gains, if any, may be distributed at least annually. The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.


AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on December 20th at the Fund's NAV of $10 per share, and the Fund makes a capital gain distribution on December 21st of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.


TAX CONSIDERATIONS

You may receive three different types of distributions from the Fund:


o EXEMPT-INTEREST DIVIDENDS. Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are also exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in a Fund.

Exempt-interest dividends are taken into account when determining the taxable portion of your Social Security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.


o TAXABLE INCOME DIVIDENDS. Each Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. A Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividends subject to reduced rates of taxation for individuals.

o CAPITAL GAIN DISTRIBUTIONS. Each Fund also may realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions are taxable to you as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).


ANNUAL STATEMENTS. Under the law in effect prior to the passage of the Tax Increase Prevention and Reconciliation Act of 2005 (TIPRA 2005), if a Fund made or makes a TAXABLE ORDINARY INCOME OR CAPITAL GAIN DISTRIBUTION to you of $10 or more, you would have received or will receive a statement in January of the following year that shows the tax status of the distributions you received. Distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

Under TIPRA 2005, each Fund is now required for income distributions made after January 1, 2006 of $10 or more to provide you with a statement in January of the following year showing the amount of exempt-interest dividends paid as well.

RECLASSIFICATION RISK. The Internal Revenue Service (IRS) has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction or become taxable by reason of refinancing irregularities or the misuse of proceeds from the bond offering. While the Fund endeavors to purchase only bona fide tax-exempt securities, there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income for the Fund. In this case, the Fund might be required to send to you and file with the IRS information returns (Forms 1099-DIV) for the current or prior calendar years classifying (or reclassifying) some of its exempt-interest dividends as taxable dividends. On prior year dividends, you might need to file amended income tax returns and pay additional tax and interest to avoid additional penalties and to limit interest charges on these taxable dividends.


SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.


STATE AND LOCAL TAXES. Distributions of ordinary income and capital gains (if any), and gains from the sale of your Fund shares, generally are subject to state and local taxes.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Exempt-interest dividends and capital gain dividends paid by a Fund from its net long-term capital gains are generally exempt from this withholding tax. The 2004 Tax Act amended these withholding tax provisions to exempt most dividends paid by a Fund from U.S. source taxable interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by a non-U.S. investor.

Under this law, any taxable ordinary dividends designated as interest-related dividends (dividends that are designated as a payment out of qualified interest income) and short-term capital gain dividends generally will not be subject to a U.S. withholding tax, provided you properly certify your status as a non-U.S. investor. These exemptions from withholding are due to sunset on February 29, 2008.

Non-U.S. investors may also be subject to U.S. estate tax. The 2004 Tax Act provides a partial exemption from U.S. estate tax that may apply to Fund shares held by the estate of a non-U.S. decedent dying after December 31, 2004 and before January 1, 2008.

Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any taxable and tax-exempt dividends, short-term capital gain dividends, distributions of long-term capital gains, and redemption proceeds received from a Fund. See the detailed information for non-U.S. investors contained in the section on "Distributions and Taxes" in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800/DIAL BEN for more information on these requirements.

BACKUP WITHHOLDING. If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of taxable income, capital gains or proceeds from the sale of your shares. You should be aware that TIPRA 2005 has extended the backup withholding requirement to payments of tax-exempt interest. SHAREHOLDERS SUBJECT TO BACKUP WITHHOLDING WILL BE SUBJECT TO WITHHOLDING AT A RATE OF 28% ON ANY REPORTABLE EXEMPT-INTEREST DIVIDENDS THAT THEY RECEIVE EVEN THOUGH THIS INCOME IS NOT TAXABLE.


OTHER TAX INFORMATION. This discussion of "Distributions and Taxes" is not written to provide you with tax advice, and does not purport to deal with all of the federal tax consequences that may be applicable to your investment in a Fund. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund, or about the federal, state, local or foreign tax consequences of your investment in a Fund.



FINANCIAL HIGHLIGHTS

The tables below present each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FLORIDA FUND - CLASS A

                                                     -----------------------------------------------------------
                                                                     YEAR ENDED FEBRUARY 28,
                                                         2006        2005     2004 d         2003        2002
                                                     -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $   10.80   $   10.97   $   10.76   $   10.50   $   10.36
                                                     -----------------------------------------------------------
Income from investment operations:

   Net investment income a  ......................        0.45        0.46        0.46        0.46        0.48

   Net realized and unrealized gains (losses) ....       (0.05)      (0.17)       0.20        0.27        0.14
                                                     -----------------------------------------------------------
Total from investment operations .................        0.40        0.29        0.66        0.73        0.62
                                                     -----------------------------------------------------------
Less distributions from net investment income ....       (0.46)      (0.46)      (0.45)      (0.47)      (0.48)
                                                     -----------------------------------------------------------
Redemption fees ..................................          --          -- c        --          --          --
                                                     -----------------------------------------------------------
Net asset value, end of year .....................   $   10.74   $   10.80   $   10.97   $   10.76   $   10.50
                                                     ===========================================================
Total return b  ..................................        3.73%       2.79%       6.29%       7.14%       6.14%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $ 175,430   $ 149,897   $ 156,033   $ 156,973   $ 127,595

Ratios to average net assets:

   Expenses ......................................        0.75%       0.76%       0.75%       0.76%       0.78%

   Net investment income .........................        4.16%       4.29%       4.27%       4.39%       4.58%

Portfolio turnover rate ..........................       15.80%      21.09%      11.38%      10.83%      23.17%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


INSURED FUND - CLASS A

                                                     ---------------------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28,
                                                           2006          2005       2004 d           2003          2002
                                                     ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $     12.41   $     12.62   $     12.37   $     12.13   $     11.98
                                                     ---------------------------------------------------------------------
Income from investment operations:

   Net investment income a .......................          0.54          0.55          0.55          0.58          0.59

   Net realized and unrealized gains (losses) ....         (0.10)        (0.20)         0.25          0.24          0.16
                                                     ---------------------------------------------------------------------
Total from investment operations .................          0.44          0.35          0.80          0.82          0.75
                                                     ---------------------------------------------------------------------

Less distributions from:

   Net investment income .........................         (0.53)        (0.55)        (0.55)        (0.58)        (0.60)

   Net realized gains ............................            --         (0.01)           --            --            --
                                                     ---------------------------------------------------------------------
Total distributions ..............................         (0.53)        (0.56)        (0.55)        (0.58)        (0.60)
                                                     ---------------------------------------------------------------------
Redemption fees ..................................            -- c          -- c          --            --            --
                                                     ---------------------------------------------------------------------
Net asset value, end of year .....................   $     12.32   $     12.41   $     12.62   $     12.37   $     12.13
                                                     =====================================================================

Total return b ...................................          3.65%         2.93%         6.65%         6.90%         6.39%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $ 1,697,516   $ 1,602,174   $ 1,696,913   $ 1,646,355   $ 1,554,245

Ratios to average net assets:

   Expenses ......................................          0.63%         0.63%         0.63%         0.62%         0.63%

   Net investment income .........................          4.37%         4.47%         4.45%         4.73%         4.90%

Portfolio turnover rate ..........................          4.94%         9.07%         9.41%        11.74%         8.48%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.

INSURED FUND - CLASS B

                                                    -------------------------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28,
                                                            2006             2005          2004 d             2003          2002
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............  $       12.47   $        12.67   $        12.42   $       12.17   $     12.00
                                                    -------------------------------------------------------------------------------
Income from investment operations:

   Net investment income a .......................           0.47             0.48             0.49            0.51          0.53

   Net realized and unrealized gains (losses) ....          (0.10)           (0.19)            0.24            0.25          0.17
                                                    -------------------------------------------------------------------------------
Total from investment operations .................           0.37             0.29             0.73            0.76          0.70
                                                    -------------------------------------------------------------------------------
Less distributions from:

   Net investment income .........................          (0.47)           (0.48)           (0.48)          (0.51)        (0.53)

   Net realized gains ............................             --            (0.01)              --              --            --
                                                    -------------------------------------------------------------------------------
Total distributions ..............................          (0.47)           (0.49)           (0.48)          (0.51)        (0.53)
                                                    -------------------------------------------------------------------------------
Redemption fees ..................................             -- c             -- c             --              --            --
                                                    -------------------------------------------------------------------------------
Net asset value, end of year .....................  $       12.37   $        12.47   $        12.67   $       12.42   $     12.17
                                                    ===============================================================================

Total return b ...................................           3.07%            2.35%            6.04%           6.37%         5.96%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................  $      94,569   $      103,378   $      108,518   $      82,062   $    38,158

Ratios to average net assets:

   Expenses ......................................           1.18%            1.18%            1.18%           1.18%         1.18%

   Net investment income .........................           3.82%            3.92%            3.90%           4.17%         4.35%

Portfolio turnover rate ..........................           4.94%            9.07%            9.41%          11.74%         8.48%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.

INSURED FUND - CLASS C

                                                    -------------------------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28,
                                                            2006             2005          2004 d             2003          2002
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............  $       12.51   $       12.72    $        12.47   $       12.21   $     12.05
                                                    -------------------------------------------------------------------------------
Income from investment operations:

   Net investment income a .......................           0.48            0.49              0.48            0.52          0.53

   Net realized and unrealized gains (losses) ....          (0.10)          (0.21)             0.25            0.25          0.16
                                                    -------------------------------------------------------------------------------
Total from investment operations .................           0.38            0.28              0.73            0.77          0.69
                                                    -------------------------------------------------------------------------------
Less distributions from:

   Net investment income .........................          (0.47)          (0.48)            (0.48)          (0.51)        (0.53)

   Net realized gains ............................             --           (0.01)               --              --            --
                                                    -------------------------------------------------------------------------------
Total distributions ..............................          (0.47)          (0.49)            (0.48)          (0.51)        (0.53)
                                                    -------------------------------------------------------------------------------
Redemption fees ..................................             -- c            -- c              --              --            --
                                                    -------------------------------------------------------------------------------
Net asset value, end of year .....................  $       12.42   $       12.51    $        12.72   $       12.47   $     12.21
                                                    ===============================================================================

Total return b ...................................           3.06%           2.34%             5.99%           6.45%         5.84%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................  $     147,979   $     138,027    $      152,833   $     129,608   $    90,403

Ratios to average net assets:

   Expenses ......................................           1.18%           1.18%             1.20%           1.15%         1.18%

   Net investment income .........................           3.82%           3.92%             3.88%           4.20%         4.35%

Portfolio turnover rate ..........................           4.94%           9.07%             9.41%          11.74%         8.48%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.



MASSACHUSETTS FUND - CLASS A

                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED FEBRUARY 28,
                                                                   2006          2005        2004 d          2003         2002
                                                              ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ........................   $    11.98     $   12.11     $    11.91   $    11.64   $    11.54
                                                              ------------------------------------------------------------------
Income from investment operations:

   Net investment income a ................................         0.50          0.52           0.52         0.54         0.55

   Net realized and unrealized gains (losses) .............        (0.06)        (0.13)          0.20         0.27         0.11
                                                              ------------------------------------------------------------------
Total from investment operations ..........................         0.44          0.39           0.72         0.81         0.66
                                                              ------------------------------------------------------------------
Less distributions from net investment income .............        (0.50)        (0.52)         (0.52)       (0.54)       (0.56)
                                                              ------------------------------------------------------------------
Redemption fees ...........................................           -- c          -- c           --           --           --
                                                              ------------------------------------------------------------------
Net asset value, end of year ..............................   $    11.92     $   11.98     $    12.11   $    11.91   $    11.64
                                                              ==================================================================

Total return b ............................................         3.71%         3.35%          6.16%        7.19%        5.87%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...........................   $  450,425     $ 442,842     $  432,467   $  426,319   $  382,300

Ratios to average net assets:

   Expenses ...............................................         0.67%         0.67%          0.67%        0.67%        0.69%

   Net investment income ..................................         4.21%         4.35%          4.36%        4.59%        4.79%

Portfolio turnover rate ...................................        17.65%         9.54%         10.99%       16.23%        6.31%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


MASSACHUSETTS FUND - CLASS C

                                                              ------------------------------------------------------------------
                                                                                  YEAR ENDED FEBRUARY 28,
                                                                   2006          2005        2004 d          2003         2002
                                                              ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ........................   $    12.06     $   12.19     $    11.98   $    11.70   $    11.61
                                                              ------------------------------------------------------------------
Income from investment operations:

   Net investment income a ................................         0.44          0.45           0.46         0.48         0.49

   Net realized and unrealized gains (losses) .............        (0.07)        (0.13)          0.20         0.28         0.09
                                                              ------------------------------------------------------------------
Total from investment operations ..........................         0.37          0.32           0.66         0.76         0.58
                                                              ------------------------------------------------------------------
Less distributions from net investment income .............        (0.43)        (0.45)         (0.45)       (0.48)       (0.49)
                                                              ------------------------------------------------------------------
Redemption fees ...........................................           -- c          -- c           --           --           --
                                                              ------------------------------------------------------------------
Net asset value, end of year ..............................   $    12.00     $   12.06     $    12.19   $    11.98   $    11.70
                                                              ==================================================================

Total return b ............................................         3.13%         2.75%          5.62%        6.66%        5.16%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...........................   $   57,063     $  50,272     $   48,268   $   43,002   $   32,354

Ratios to average net assets:

   Expenses ...............................................         1.22%         1.22%          1.23%        1.21%        1.24%

   Net investment income ..................................         3.66%         3.80%          3.80%        4.05%        4.24%

Portfolio turnover rate ...................................        17.65%         9.54%         10.99%       16.23%        6.31%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.



MICHIGAN FUND - CLASS A

                                                                --------------------------------------------------------------------
                                                                                       YEAR ENDED FEBRUARY 28,
                                                                     2006          2005       2004 d           2003          2002
                                                                --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........................   $    12.35    $    12.58    $    12.46    $    12.25    $    12.08
                                                                --------------------------------------------------------------------
Income from investment operations:

   Net investment income a ..................................         0.54          0.55          0.55          0.57          0.58

   Net realized and unrealized gains (losses) ...............        (0.08)        (0.23)         0.18          0.28          0.18
                                                                --------------------------------------------------------------------
Total from investment operations ............................         0.46          0.32          0.73          0.85          0.76
                                                                --------------------------------------------------------------------
Less distributions from:

   Net investment income ....................................        (0.54)        (0.55)        (0.54)        (0.57)        (0.59)

   Net realized gains .......................................           --            --         (0.07)        (0.07)           --
                                                                --------------------------------------------------------------------
Total distributions .........................................        (0.54)        (0.55)        (0.61)        (0.64)        (0.59)
                                                                --------------------------------------------------------------------
Redemption fees .............................................           -- c          -- c          --            --            --
                                                                --------------------------------------------------------------------
Net asset value, end of year ................................   $    12.27    $    12.35    $    12.58    $    12.46    $    12.25
                                                                ====================================================================

Total return b ..............................................         3.77%         2.65%         6.06%         7.17%         6.44%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............................   $1,230,439    $1,199,126    $1,248,975    $1,253,847    $1,185,152

Ratios to average net assets:

   Expenses .................................................         0.64%         0.64%         0.64%         0.64%         0.64%

   Net investment income ....................................         4.38%         4.45%         4.42%         4.62%         4.81%

Portfolio turnover rate .....................................         6.55%         9.40%        11.29%        13.22%         8.86%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.



MICHIGAN FUND - CLASS B

                                                                --------------------------------------------------------------------
                                                                                     YEAR ENDED FEBRUARY 28,
                                                                     2006          2005       2004 d           2003          2002
                                                                --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........................   $    12.40    $    12.63    $    12.51    $    12.29    $    12.12
                                                                --------------------------------------------------------------------
Income from investment operations:

   Net investment income a ..................................         0.47          0.48          0.48          0.50          0.52

   Net realized and unrealized gains (losses) ...............        (0.07)        (0.23)         0.19          0.30          0.17
                                                                --------------------------------------------------------------------
Total from investment operations ............................         0.40          0.25          0.67          0.80          0.69
                                                                --------------------------------------------------------------------
Less distributions from:

   Net investment income ....................................        (0.47)        (0.48)        (0.48)        (0.51)        (0.52)

   Net realized gains .......................................           --            --         (0.07)        (0.07)           --
                                                                --------------------------------------------------------------------
Total distributions .........................................        (0.47)        (0.48)        (0.55)        (0.58)        (0.52)
                                                                --------------------------------------------------------------------
Redemption fees .............................................           -- c          -- c          --            --            --
                                                                --------------------------------------------------------------------
Net asset value, end of year ................................   $    12.33    $    12.40    $    12.63    $    12.51    $    12.29
                                                                ====================================================================

Total return b ..............................................         3.27%         2.08%         5.46%         6.64%         5.81%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............................   $   51,285    $   54,867    $   58,687    $   49,931    $   30,225

Ratios to average net assets:

   Expenses .................................................         1.19%         1.19%         1.19%         1.19%         1.19%

   Net investment income ....................................         3.83%         3.90%         3.87%         4.07%         4.25%

Portfolio turnover rate .....................................         6.55%         9.40%        11.29%        13.22%         8.86%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.



MICHIGAN FUND - CLASS C

                                                                --------------------------------------------------------------------
                                                                                       YEAR ENDED FEBRUARY 28,
                                                                     2006          2005       2004 d           2003          2002
                                                                --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........................   $    12.46    $    12.69    $    12.56    $    12.34    $    12.17
                                                                --------------------------------------------------------------------
Income from investment operations:

   Net investment income a ..................................         0.48          0.48          0.48          0.51          0.52

   Net realized and unrealized gains (losses) ...............        (0.08)        (0.23)         0.19          0.29          0.17
                                                                --------------------------------------------------------------------
Total from investment operations ............................         0.40          0.25          0.67          0.80          0.69
                                                                --------------------------------------------------------------------
Less distributions from:

   Net investment income ....................................        (0.47)        (0.48)        (0.47)        (0.51)        (0.52)

   Net realized gains .......................................           --            --         (0.07)        (0.07)           --
                                                                --------------------------------------------------------------------
Total distributions .........................................        (0.47)        (0.48)        (0.54)        (0.58)        (0.52)
                                                                --------------------------------------------------------------------
Redemption fees .............................................           -- c          -- c          --            --            --
                                                                --------------------------------------------------------------------
Net asset value, end of year ................................   $    12.39    $    12.46    $    12.69    $    12.56    $    12.34
                                                                ====================================================================

Total return b ..............................................        3.25%         2.06%         5.50%         6.63%         5.80%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............................   $  123,024    $  108,308    $  116,544    $  110,159    $   77,514

Ratios to average net assets:

   Expenses .................................................         1.19%         1.19%         1.22%         1.16%         1.19%

   Net investment income ....................................         3.83%         3.90%         3.84%         4.10%         4.26%

Portfolio turnover rate .....................................         6.55%         9.40%        11.29%        13.22%         8.86%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.



MINNESOTA FUND - CLASS A

                                                  ----------------------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
                                                         2006             2005          2004 d              2003             2002
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $      12.23     $      12.39     $      12.23     $      11.99     $      11.89
                                                  ----------------------------------------------------------------------------------
Income from investment operations:

   Net investment income a .....................          0.51             0.53             0.54             0.56             0.58

   Net realized and unrealized gains (losses) ..         (0.10)           (0.16)            0.15             0.25             0.10
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............          0.41             0.37             0.69             0.81             0.68
                                                  ----------------------------------------------------------------------------------
Less distributions from net investment income ..         (0.51)           (0.53)           (0.53)           (0.57)           (0.58)
                                                  ----------------------------------------------------------------------------------
Redemption fees ................................            -- c             -- c             --               --               --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of year ...................  $      12.13     $      12.23     $      12.39     $      12.23     $      11.99
                                                  ==================================================================================

Total return b .................................          3.48%            2.99%            5.81%            6.89%            5.84%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $    528,660     $    515,780     $    528,609     $    524,076     $    485,818

Ratios to average net assets:

   Expenses ....................................          0.67%            0.67%            0.67%            0.67%            0.66%

   Net investment income .......................          4.17%            4.35%            4.39%            4.64%            4.81%

Portfolio turnover rate ........................         13.03%           12.06%           10.77%           13.28%            4.86%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.




MINNESOTA FUND - CLASS C

                                                  ----------------------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
                                                         2006             2005          2004 d              2003             2002
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $      12.31     $      12.47     $      12.30     $      12.05     $      11.95
                                                  ----------------------------------------------------------------------------------
Income from investment operations:

   Net investment income a .....................          0.44             0.46             0.47             0.50             0.51

   Net realized and unrealized gains (losses) ..         (0.09)           (0.16)            0.16             0.25             0.10
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............          0.35             0.30             0.63             0.75             0.61
                                                  ----------------------------------------------------------------------------------
Less distributions from net investment income ..         (0.44)           (0.46)           (0.46)           (0.50)           (0.51)
                                                  ----------------------------------------------------------------------------------
Redemption fees ................................            -- c             -- c             --               --               --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of year ...................  $      12.22     $      12.31     $      12.47     $      12.30     $      12.05
                                                  ==================================================================================

Total return b .................................          2.98%            2.40%            5.25%            6.38%            5.22%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $     64,900     $     59,682     $     59,389     $     54,704     $     39,170

Ratios to average net assets:

   Expenses ....................................          1.22%            1.22%            1.26%            1.17%            1.22%

   Net investment income .......................          3.62%            3.80%            3.80%            4.14%            4.26%

Portfolio turnover rate ........................         13.03%           12.06%           10.77%           13.28%            4.86%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.



OHIO FUND - CLASS A

                                                      -----------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
                                                            2006            2005         2004 d             2003            2002
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................   $     12.64     $     12.81     $     12.60     $     12.37     $     12.21
                                                      -----------------------------------------------------------------------------
Income from investment operations:

   Net investment income a ........................          0.53            0.54            0.55            0.57            0.60

   Net realized and unrealized gains (losses) .....         (0.04)          (0.16)           0.20            0.24            0.16
                                                      -----------------------------------------------------------------------------
Total from investment operations ..................          0.49            0.38            0.75            0.81            0.76
                                                      -----------------------------------------------------------------------------
Less distributions from:

   Net investment income ..........................         (0.53)          (0.54)          (0.54)          (0.58)          (0.60)

   Net realized gains .............................            --           (0.01)             -- e            --              --
                                                      -----------------------------------------------------------------------------
Total distributions ...............................         (0.53)          (0.55)          (0.54)          (0.58)          (0.60)
                                                      -----------------------------------------------------------------------------
Redemption fees ...................................            -- c            -- c            --              --              --
                                                      -----------------------------------------------------------------------------
Net asset value, end of year ......................   $     12.60     $     12.64     $     12.81     $     12.60     $     12.37
                                                      =============================================================================

Total return b ....................................          3.98%           3.15%           6.17%           6.77%           6.41%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................   $   901,614     $   849,970     $   852,182     $   822,031     $   752,423

Ratios to average net assets:

   Expenses .......................................          0.65%           0.65%           0.65%           0.65%           0.65%

   Net investment income ..........................          4.20%           4.36%           4.38%           4.64%           4.86%

Portfolio turnover rate ...........................         16.44%          19.87%          14.89%          13.40%           9.62%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.

e     The fund made a capital gain distribution of $0.0027.




OHIO FUND - CLASS B

                                                      -----------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
                                                            2006            2005         2004 d             2003            2002
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................   $     12.68     $     12.85     $     12.64     $     12.40     $     12.23
                                                      -----------------------------------------------------------------------------
Income from investment operations:

   Net investment income a ........................          0.46            0.48            0.48            0.51            0.53

   Net realized and unrealized gains (losses) .....         (0.04)          (0.17)           0.21            0.25            0.17
                                                      -----------------------------------------------------------------------------
Total from investment operations ..................          0.42            0.31            0.69            0.76            0.70
                                                      -----------------------------------------------------------------------------
Less distributions from:

   Net investment income ..........................         (0.46)          (0.47)          (0.48)          (0.52)          (0.53)

   Net realized gains .............................            --           (0.01)             -- e            --              --
                                                      -----------------------------------------------------------------------------
Total distributions ...............................         (0.46)          (0.48)          (0.48)          (0.52)          (0.53)
                                                      -----------------------------------------------------------------------------
Redemption fees ...................................            -- c            -- c            --              --              --
                                                      -----------------------------------------------------------------------------
Net asset value, end of year ......................   $     12.64     $     12.68     $     12.85     $     12.64     $     12.40
                                                      =============================================================================

Total return b ....................................          3.41%           2.56%           5.57%           6.24%           5.89%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................   $    56,478     $    60,264     $    60,869     $    44,222     $    16,629

Ratios to average net assets:

   Expenses .......................................          1.20%           1.20%           1.20%           1.20%           1.20%

   Net investment income ..........................          3.65%           3.81%           3.83%           4.09%           4.31%

Portfolio turnover rate ...........................         16.44%          19.87%          14.89%          13.40%           9.62%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.

e     The fund made a capital gain distribution of $0.0027.




OHIO FUND - CLASS C

                                                      -----------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
                                                            2006            2005         2004 d             2003            2002
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................   $     12.74     $     12.90     $     12.69     $     12.45     $     12.28
                                                      -----------------------------------------------------------------------------
Income from investment operations:

   Net investment income a ........................          0.46            0.48            0.48            0.51            0.53

   Net realized and unrealized gains (losses) .....         (0.04)          (0.16)           0.20            0.25            0.17
                                                      -----------------------------------------------------------------------------
Total from investment operations ..................          0.42            0.32            0.68            0.76            0.70
                                                      -----------------------------------------------------------------------------
Less distributions from:

   Net investment income ..........................         (0.46)          (0.47)          (0.47)          (0.52)          (0.53)

   Net realized gains .............................            --           (0.01)             -- e            --              --
                                                      -----------------------------------------------------------------------------
Total distributions ...............................         (0.46)          (0.48)          (0.47)          (0.52)          (0.53)
                                                      -----------------------------------------------------------------------------
Redemption fees ...................................            -- c            -- c            --              --              --
                                                      -----------------------------------------------------------------------------
Net asset value, end of year ......................   $     12.70     $     12.74     $     12.90     $     12.69     $     12.45
                                                      =============================================================================

Total return b ....................................          3.38%           2.64%           5.53%           6.23%           5.87%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................   $   130,540     $   108,617     $   108,062     $    91,189     $    59,305

Ratios to average net assets:

   Expenses .......................................          1.20%           1.20%           1.22%           1.17%           1.20%

   Net investment income ..........................          3.65%           3.81%           3.81%           4.12%           4.31%

Portfolio turnover rate ...........................         16.44%          19.87%          14.89%          13.40%           9.62%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.

e     The fund made a capital gain distribution of $0.0027.


YOUR ACCOUNT


The board of trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.



CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C shares. Dividend and capital gain distributions may continue to be reinvested in existing Class C share Fund accounts.


     CLASS A         CLASS C
     --------------------------------
     o  Initial     o  No
        sales          initial
        charge of      sales
        4.25% or       charge
        less

     o  Deferred    o  Deferred
        sales          sales
        charge of      charge of
        1% on          1% on
        purchases      shares you
        of $1          sell within
        million or     12 months
        more sold
        within 18
        months

     o  Lower       o  Higher
        annual         annual
        expenses       expenses
        than Class     than Class
        C due to       A due to
        lower          higher
        distribution   distribution
        fees           fees.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]


SALES CHARGES - CLASS A

                                 THE SALES CHARGE
                                 MAKES UP THIS %       WHICH EQUALS THIS %
                                 OF THE OFFERING       OF YOUR NET
 WHEN YOU INVEST THIS AMOUNT     PRICE*                INVESTMENT*
--------------------------------------------------------------------
Under $100,000                      4.25                4.44
$100,000 but under $250,000         3.50                3.63
$250,000 but under $500,000         2.50                2.56
$500,000 but under $1               2.00                2.04
million

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

SALES CHARGE REDUCTIONS AND WAIVERS

QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at WWW.FRANKLINTEMPLETON.COM/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts."



1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):


o     You, individually;
o Your spouse or domestic partner, as recognized by applicable state law;
o     You jointly with your spouse or domestic partner;
o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;
o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA account for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of your spouse or domestic partner] on which you [or your spouse or domestic partner] are the authorized signer); THAT ARE


(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.


Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the cumulative quantity discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank or an investment advisor); or

o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details.


To sign up for these programs, complete the appropriate section of your account application.

SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

INVESTMENTS OF $1 MILLION OR MORE


If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 53).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.15% per year for the Florida Fund and 0.10% per year for the remaining Funds, to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

    if you sell your shares      this % is deducted
 within this many years after    from your proceeds
          buying them                 as a CDSC
------------------------------------------------------
            1 YEAR                        4
            2 YEARS                       4
            3 YEARS                       3
            4 YEARS                       3
            5 YEARS                       2
            6 YEARS                       1
            7 YEARS                       0


There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 53). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

DISTRIBUTION AND SERVICE (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SALES CHARGES - CLASS C

With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC

There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 53).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 64 for exchange information).

REINSTATEMENT PRIVILEGE

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.


In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares or Class R shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A, C or R shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C or R shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

Proceeds immediately placed in a Franklin Templeton Bank Certificate of Deposit
(CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.


This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.


BUYING SHARES

MINIMUM INVESTMENTS
-----------------------------------------------------
                                        INITIAL
-----------------------------------------------------
Regular accounts                        $1,000
-----------------------------------------------------
Automatic investment plans              $50
-----------------------------------------------------
UGMA/UTMA accounts                      $100
-----------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250
-----------------------------------------------------
Current and former full-time            $100
employees, officers, trustees and
directors of Franklin Templeton
entities, and their family members
-----------------------------------------------------

PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE FOR SALE IN YOUR STATE OR JURISDICTION.

ACCOUNT APPLICATION


If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 58). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

BUYING SHARES
----------------------------------------------------------------------
                        OPENING AN ACCOUNT        ADDING TO AN ACCOUNT
----------------------------------------------------------------------
THROUGH YOUR            Contact your investment   Contact your investment
INVESTMENT              representative            representative
REPRESENTATIVE
----------------------------------------------------------------------
                        If you have another       Before requesting a
BY PHONE/ONLINE         Franklin Templeton fund   telephone or online
                        account with your bank    purchase into an
(Up to $100,000         account information on    existing account,
per shareholder         file, you may open a new  please make sure we
per day)                account by phone. At      have your bank account
                        this time, a new account  information on file. If
1-800/632-2301          may not be opened online. we do not have this
                                                  information, you will
franklintempleton.com   To make a same day        need to send written
                        investment, your phone    instructions with your
Note: (1) certain       order must be received    bank's name and address
account types are       and accepted by us by     and a voided check or
not available for       1:00 p.m. Pacific time    savings account deposit
online account          or the close of the New   slip. If the bank and
access and (2)          York Stock Exchange,      Fund accounts do not
the amount may be       whichever is earlier.     have at least one
higher for                                        common owner, your
members of                                        written request must be
Franklin                                          signed by ALL fund AND
Templeton VIP                                     bank account owners,
Services(TM).                                     and each individuaL
Please see page                                   must have his or her
60 for more                                       signature guaranteed.
information
regarding                                         To make a same day
eligibility.                                      investment, your phone
                                                  or online order must
                                                  be received and accepted
                                                  by us by 1:00 p.m.
                                                  Pacific time or the
                                                  close of the New York
                                                  Stock Exchange, whichever
                                                  is earlier.
----------------------------------------------------------------------
                        Make your check payable   Make your check payable
                        to the Fund.              to the Fund. Include
BY MAIL                                           your account number on
                        Mail the check and your   the check.
                        signed application to
                        Investor Services.        Fill out the deposit
                                                  slip from your account
                                                  statement. If you do
                                                  not have a slip,
                                                  include a note with
                                                  your name, the Fund
                                                  name, and your  account
                                                  number.

                                                  Mail the check and
                                                  deposit slip or
                                                  note to Investor Services.
----------------------------------------------------------------------
                        Call to receive a wire    Call to receive a wire
                        control number and wire   control number and wire
                        instructions.             instructions.
BY WIRE
                        Wire the funds and mail   To make a same day wire
1-800/632-2301          your signed application   investment, the wired
(or                     to Investor Services.     funds must be received
1-650/312-2000          Please include the wire   and accepted by us by
collect)                control number or your    1:00 p.m. Pacific time
                        new account number on     or the close of the New
                        the application.          York Stock Exchange,
                                                  whichever is earlier.
                        To make a same day
                        wire investment, the
                        wired funds must be
                        received and accepted
                        by us by 1:00 p.m.
                        Pacific time or the
                        close of the New York
                        Stock Exchange,
                        whichever is earlier.
----------------------------------------------------------------------
                        Call Shareholder          Call Shareholder
                        Services at               Services at
BY EXCHANGE             1-800/632-2301, or send   1-800/632-2301 or send
                        signed written            signed written
                        instructions. You also    instructions. You also
franklintempleton.com   may place an online       may place an online
                        exchange order. The       exchange order.
                        automated telephone
                        system cannot be used to
                        open a new account.       (Please see page 64 for
                                                  information on
                        (Please see page 64 for   exchanges.)
                        information on
                        exchanges.)
----------------------------------------------------------------------




                      FRANKLIN TEMPLETON INVESTOR SERVICES
                                P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
                       OR VISIT US ONLINE 24 HOURS A DAY,
                     7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN


This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.


AUTOMATIC PAYROLL DEDUCTION

You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES      1-800/632-2301
ADVISOR SERVICES          1-800/524-4040
RETIREMENT SERVICES       1-800/527-2020

DISTRIBUTION OPTIONS

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.


If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.


Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at FRANKLINTEMPLETON.COM. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

FRANKLIN TEMPLETON VIP SERVICES(TM)

You may be eligible for Franklin Templeton VIP Services(TM) if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services(TM) shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and a Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect a Fund against potential claims based on the instructions received.


The amount may be higher for members of Franklin Templeton VIP Services(TM). Please see page 60 for more information regarding eligibility.



SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS


Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

SELLING SHARES
------------------------------------------------------------------
                        TO SELL SOME OR ALL OF YOUR SHARES
------------------------------------------------------------------
THROUGH YOUR            Contact your investment representative
INVESTMENT
REPRESENTATIVE
------------------------------------------------------------------
                        Send written instructions and endorsed
BY MAIL                 share certificates (if you hold share
                        certificates) to Investor Services.
                        Corporate, partnership or trust accounts may need to send additional documents.

                        Specify the Fund, the account number
                        and the dollar value or number of shares you wish to sell. If you own both
                        Class A and B shares, also specify the
                        class of shares, otherwise we will sell
                        your Class A shares first. Be sure
                        to include all necessary signatures and
                        any additional documents, as well as
                        signature guarantees if required.

                        A check will be mailed to the name(s)
                        and address on the account, or otherwise
                        according to your written instructions.
------------------------------------------------------------------
                        As long as your transaction is for
BY PHONE/ONLINE         $100,000 or less, you do not hold share
                        certificates and you have not changed your
1-800/632-2301          address by phone or online within the last
                        15 days, you can sell your shares by phone
franklintempleton.com   or online. The amount may be higher for
                        members of Franklin Templeton VIP
                        Services(TM). Please see page 60 for more information regarding eligibility.

                        A check will be mailed to the name(s)
                        and address on the account. Written
                        instructions, with a signature guarantee,
                        are required to send the check to another
                        address or to make it payable to another
                        person.
------------------------------------------------------------------
                        You can call, write, or visit us online to
                        have redemption proceeds sent to a bank
                        account. See the policies at left for
BY ELECTRONIC FUNDS     selling shares by mail, phone, or online.
TRANSFER (ACH)
                        Before requesting to have redemption
                        proceeds sent to a bank account, please
                        make sure we have your bank account
                        information on file. If we do not have
                        this information, you will need to send
                        written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                        If we receive your request in proper
                        form by 1:00 p.m. Pacific time, proceeds
                        sent by ACH generally will be available
                        within two to three business days.
------------------------------------------------------------------
                        Obtain a current prospectus for the fund
BY EXCHANGE             you are considering. Prospectuses are
                        available online at franklintempleton.com.

                        Call Shareholder Services at the number
                        below or send signed written instructions.
                        You also may place an exchange order online.
                        See the policies at left for
                        selling shares by mail, phone, or online.

                        If you hold share certificates, you will
                        need to return them to the Fund before your
                        exchange can be processed.
------------------------------------------------------------------


                      FRANKLIN TEMPLETON INVESTOR SERVICES
                                P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)
                       OR VISIT US ONLINE 24 HOURS A DAY,
                     7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM

EXCHANGING SHARES


CLASS A, B & C


You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.


Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.


[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]


Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.


FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. Each Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

The Funds' board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. Each Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.


MARKET TIMING CONSEQUENCES. If information regarding your trading activity in each Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in its sole discretion concludes that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, each Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the Statement of Additional Information).


MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.

While a Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of a Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share.

Each Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;
o imposing a redemption fee for short-term trading;
o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, a Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. Each Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.


INVOLUNTARY REDEMPTIONS. Each Fund reserves the right to close your account if the account value falls below $500 ($50 for employee and UGMA/UTMA accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing).



ACCOUNT POLICIES

CALCULATING SHARE PRICE

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the net asset value per share (NAV) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus
0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.


The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The NAV is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.


Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. A Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

Each Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - MUNICIPAL SECURITIES - MATRIX PRICING (FAIR
VALUATION)

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. Each Fund's pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date. Matrix pricing is considered a form of fair value pricing.

ACCOUNTS WITH LOW BALANCES


If your account has been open for more than one year and its value falls below $500 ($50 for employee and UGMA/UTMA accounts), we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: certain broker-controlled accounts established through the National Securities Clearing Corporation's Networking system; and, accounts in Class B and Class A accounts established pursuant to a conversion from Class B.



STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Funds' financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 59).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow a Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES


Please note that each Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.


DEALER COMPENSATION

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Funds and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by the Funds' transfer agent from payments it receives under its agreement with the Funds.


                             CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------
COMMISSION (%)               ---          ---          1.00(3)
Investment under $100,000    4.00         ---          ---
$100,000 but under $250,000  2.80         ---          ---
$250,000 but under $500,000  2.00         ---          ---
$500,000 but under $1        1.60         ---          ---
million
$1 million or more           up to        ---          ---
                                     0.75(1)
12B-1 FEE TO DEALER          0.10(1)      0.15(2)      0.65(4)


If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.


1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Commission includes advance of the first year's 0.15% 12b-1 service fee. Distributors may pay a prepaid commission. However, Distributors does not pay a prepaid commission on any purchases by Employer Sponsored Retirement Plans.
4. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.


OTHER DEALER COMPENSATION. Distributors may make payments from 12b-1 fees received from a Fund and from its other financial resources, to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.


You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.


QUESTIONS

If you have any questions about a Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
Fund Information      1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                                (1-800/342-5236)
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563    6:00 a.m. to 4:00 p.m.
Services
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)
Automated Telephone   1-800/632-2301    (around-the-clock
System                1-800/524-4040    access)
                      1-800/527-2020



FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS


Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.


You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN TEMPLETON INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)



2238 Investment Company Act file                                #811-4149
                                                                TF1 P 07/06








































JULY 1, 2006



The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


PROSPECTUS


FRANKLIN TAX-FREE TRUST


FRANKLIN ALABAMA TAX-FREE INCOME FUND
FRANKLIN FLORIDA TAX-FREE INCOME FUND
FRANKLIN GEORGIA TAX-FREE INCOME FUND
FRANKLIN KENTUCKY TAX-FREE INCOME FUND
FRANKLIN LOUISIANA TAX-FREE INCOME FUND
FRANKLIN MARYLAND TAX-FREE INCOME FUND
FRANKLIN MISSOURI TAX-FREE INCOME FUND
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND
FRANKLIN VIRGINIA TAX-FREE INCOME FUND



[Insert FRANKLIN TEMPLETON INVESTMENTS logo]


                                                    TF2

CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

Goals and Strategies                 2

Main Risks                           4

Performance                          8

Fees and Expenses                   18

Management                          24


Distributions and Taxes             31

Financial Highlights                35


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]


Choosing a Share Class              53

Buying Shares                       61

Investor Services                   64

Selling Shares                      67

Exchanging Shares                   70

Account Policies                    77

Questions                           85


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
 [End callout]

Back Cover

THE FUNDS

GOALS AND STRATEGIES

GOALS

Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of that Fund's state.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, each Fund invests at least 80% of its total assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. In addition, under normal market conditions, each state Fund invests at least 80% of its total assets in securities that pay interest free from the personal income taxes, if any, of that Fund's state. Although each Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of a Fund's assets may be in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.

[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.
[End callout]

Each Fund only buys municipal securities rated in the top four ratings by U.S. nationally recognized rating services (or comparable unrated securities). The manager selects securities that it believes will provide the best balance between risk and return within a Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gain, although the manager may sell a security at any time if it believes it could help the Fund meet its goal.

Each Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when municipal securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, a Fund may be unable to achieve its investment goal.

MAIN RISKS

INTEREST RATE

When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.


[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of a Fund's distributions, its yield, and the value of your investment in that Fund will go up and down. You could lose money.
[End callout]


STATE

Because each state Fund invests mainly in municipal securities of its state, events in that state are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state's municipal issuers.

A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a particular state can be unpredictable and can change at any time. For these reasons, each state Fund may involve more risk than an investment in a fund that does not focus on securities of a single state.

U.S. TERRITORIES

Each Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories. As with state municipal securities, events in any of these territories where a Fund is invested may affect the Fund's investments and its performance.

CREDIT

An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of each Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent that a Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. A Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

INCOME

Since each Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CALL

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, a Fund may have to replace it with a lower-yielding security. At any time, each Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower a Fund's income and yield and its distributions to shareholders.

MARKET

A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Each Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

MUNICIPAL LEASE OBLIGATIONS

Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease can be cancelled without penalty and investors who own the lease obligations may not be paid.

DIVERSIFICATION

The Maryland Fund is a non-diversified fund. It may invest a greater portion of its assets in the municipal securities of one issuer than a diversified fund. This Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of its shares. The Fund, however, intends to meet certain diversification requirements. The other Funds are all diversified funds.

More detailed information about the Funds, their policies and risks and about municipal securities held by each Fund can be found in the Funds' Statement of Additional Information (SAI).

A description of the Funds' policies and procedures regarding the release of portfolio holdings information is also available in the Funds' SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

PERFORMANCE


These bar charts and tables show the volatility of each Fund's returns, which is one indicator of the risks of investing in a Fund. The bar charts show changes in each Fund's returns from year to year over the calendar years shown. The tables show how each Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. Each Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.


ALABAMA FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]


4.95%  9.03%  3.42%  -3.60%  9.75%  4.76%  8.67%  5.91%  4.62%  3.17
96     97     98     99      00     01     02     03     04     05

                     YEAR

Best Quarter:                             Q3 '02      4.49%
Worst Quarter:                            Q2 '04     -2.26%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005

                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Alabama Fund - Class A(2)
Return Before Taxes           -1.25%      4.50%      4.55%
Return After Taxes on         -1.25%      4.50%      4.52%
Distributions
Return After Taxes on          0.66%      4.53%      4.59%
Distributions and Sale of
Fund Shares
Lehman Brothers Municipal      3.51%      5.59%      5.71%
Bond Index(3)
(index reflects no deduction for fees, expenses, or taxes)



                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Alabama Fund - Class C(2)     1.59%       4.83%      4.43%
Lehman Brothers Municipal     3.51%       5.59%      5.71%
Bond Index(3)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2006, the Fund's year-to-date return was 0.45% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FLORIDA FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

4.39%  8.11%  6.34%  -3.31%  10.90%  5.33%  8.70%  5.45%  4.74%  3.90%
96     97     98     99      00      01     02     03     04     05
                               YEAR

Best Quarter:                             Q3 '02      4.97%
Worst Quarter:                            Q2 '04     -2.66%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005

                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Florida Fund - Class A(2)
Return Before Taxes           -0.50%      4.70%      4.94%
Return After Taxes on         -0.50%      4.70%      4.94%
Distributions
Return After Taxes on          1.25%      4.72%      4.96%
Distributions and Sale of
Fund Shares
Lehman Brothers Municipal      3.51%      5.59%      5.71%
Bond Index(3)
(index reflects no deduction for fees, expenses, or taxes)

                                                      SINCE
                                                     INCEPTION
                              1 YEAR      5 YEARS    (2/1/00)
----------------------------------------------------------------
Florida Fund - Class B(2)     -0.66%      4.77%      6.08%
Lehman Brothers Municipal      3.51%      5.59%      6.75%
Bond Index(3)



                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Florida Fund - Class C(2)     2.38%       5.06%      4.83%
Lehman Brothers Municipal     3.51%       5.59%      5.71%
Bond Index(3)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2006, the Fund's year-to-date return was 0.38% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


GEORGIA FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

4.66%  7.84%  5.63%  -3.82%  11.41%  4.68%  7.40%  5.79%  4.89%  3.98%
96     97     98     99      00      01     02     03     04     05


                     YEAR
Best Quarter:                   Q4 '00       4.56%
Worst Quarter:                  Q2 '04      -2.52%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005

                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Georgia Fund - Class A(2)
Return Before Taxes           -0.45%      4.43%      4.73%
Return After Taxes on         -0.45%      4.43%      4.72%
Distributions
Return After Taxes on          1.16%      4.45%      4.74%
Distributions and Sale of
Fund Shares
Lehman Brothers Municipal      3.51%      5.59%      5.71%
Bond Index(3)
(index reflects no deduction for fees, expenses, or taxes)




                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Georgia Fund - Class C(2)     2.46%       4.77%      4.62%
Lehman Brothers Municipal     3.51%       5.59%      5.71%
Bond Index(3)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2006, the Fund's year-to-date return was 0.26% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

KENTUCKY FUND ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

4.26%  9.35%  6.09%  -4.23%  11.47%  4.00%  8.27%  5.18%  4.68%  3.94%
96     97     98     99      00      01     02     03     04     05
                                YEAR

Best Quarter:                             Q4 '00     4.92%
Worst Quarter:                            Q2 '04     -2.77%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005


                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Kentucky Fund(2)
Return Before Taxes           -0.51%      4.29%      4.76%
Return After Taxes on         -0.52%      4.29%      4.76%
Distributions
Return After Taxes on          1.08%      4.33%      4.78%
Distributions and Sale of
Fund Shares
Lehman Brothers Municipal      3.51%      5.59%      5.71%
Bond Index(3)
(index reflects no deduction for fees, expenses, or taxes)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2006, the Fund's year-to-date return was 0.31% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


LOUISIANA FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

4.83%  8.79%  5.39%  -3.87%  11.67%  4.91%  8.26%  5.18%  5.33%  2.74%
96     97     98     99      00      01     02     03     04     05

                     YEAR

Best Quarter:                             Q4 '00      4.75%
Worst Quarter:                            Q2 '04     -2.22%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005

                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Louisiana Fund - Class A(2)
Return Before Taxes           -1.64%      4.36%      4.79%
Return After Taxes on         -1.64%      4.36%      4.79%
Distributions
Return After Taxes on          0.42%      4.41%      4.82%
Distributions and Sale of
Fund Shares
Lehman Brothers Municipal      3.51%      5.59%      5.71%
Bond Index(3)
(index reflects no deduction for fees, expenses, or taxes)




                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Louisiana Fund - Class C(2)    1.17%       4.70%      4.68%
Lehman Brothers Municipal      3.51%       5.59%      5.71%
Bond Index(3)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2006, the Fund's year-to-date return was 0.37% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


MARYLAND FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

3.96%  8.54%  5.88%  -3.81%  11.66%  5.11%  8.53%  5.05%  4.31%  4.20%
96     97     98     99      00      01     02     03     04     05

                                 YEAR

Best Quarter:                             Q3 '02      4.18%
Worst Quarter:                            Q2 '04     -2.20%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005

                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Maryland Fund - Class A(2)
Return Before Taxes           -0.21%      4.52%      4.82%
Return After Taxes on         -0.21%      4.52%      4.80%
Distributions
Return After Taxes on          1.34%      4.53%      4.81%
Distributions and Sale of
Fund Shares
Lehman Brothers Municipal      3.51%      5.59%      5.71%
Bond Index(3)
(index reflects no deduction for fees, expenses, or taxes)



                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Maryland Fund - Class C(2)    2.58%       4.86%      4.73%
Lehman Brothers Municipal     3.51%       5.59%      5.71%
Bond Index(3)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2006, the Fund's year-to-date return was 0.30% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


MISSOURI FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

4.70%  9.14%  5.76%  -4.31%  11.65%  5.04%  8.86%  5.25%  4.67%  4.34%
96     97     98     99      00      01     02     03     04     05

                     YEAR

Best Quarter:                             Q3 '02      4.68%
Worst Quarter:                            Q2 '04     -2.72%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005

                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Missouri Fund - Class A(2)
Return Before Taxes           -0.06%      4.71%      4.98%
Return After Taxes on         -0.06%      4.71%      4.95%
Distributions
Return After Taxes on          1.45%      4.70%      4.95%
Distributions and Sale of
Fund Shares
Lehman Brothers Municipal      3.51%      5.59%      5.71%
Bond Index(3)
(index reflects no deduction for fees, expenses, or taxes)



                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Missouri Fund - Class C(2)    2.74%       5.05%      4.86%
Lehman Brothers Municipal     3.51%       5.59%      5.71%
Bond Index(3)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2006, the Fund's year-to-date return was 0.34% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


NORTH CAROLINA FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

4.08%  8.91%  5.94%  -4.23%  11.53%  4.92%  9.29%  4.95%  4.97%  4.05%
96     97     98     99      00      01     02     03     04     05

                                 YEAR

Best Quarter:                             Q3 '02     4.82%
Worst Quarter:                            Q2 '04     -2.21%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005

                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
North Carolina Fund - Class
A(2)
Return Before Taxes           -0.40%      4.71%      4.90%
Return After Taxes on         -0.40%      4.71%      4.90%
Distributions
Return After Taxes on          1.21%      4.70%      4.90%
Distributions and Sale of
Fund Shares
Lehman Brothers Municipal      3.51%      5.59%      5.71%
Bond Index(3)
(index reflects no deduction for fees, expenses, or taxes)



                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
North Carolina Fund - Class   2.44%       5.05%      4.79%
C(2)
Lehman Brothers Municipal     3.51%       5.59%      5.71%
Bond Index(3)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2006, the Fund's year-to-date return was 0.40% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


VIRGINIA FUND - CLASS A ANNUAL TOTAL RETURNS(1)

[Insert bar graph]

4.17%  8.50%  5.83%  -4.09%  10.72%  4.43%  7.72%  5.73%  5.42%  3.90%
96     97     98     99      00      01     02     03     04     05

                                  YEAR

Best Quarter:                             Q3 '02      4.11%
Worst Quarter:                            Q2 '04     -2.20%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005

                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Virginia Fund - Class A(2)
Return Before Taxes           -0.55%      4.51%      4.70%
Return After Taxes on         -0.54%      4.51%      4.68%
Distributions
Return After Taxes on          1.13%      4.53%      4.71%
Distributions and Sale of
Fund Shares
Lehman Brothers Municipal      3.51%      5.59%      5.71%
Bond Index(3)
(index reflects no deduction for fees, expenses, or taxes)



                              1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------
Virginia Fund - Class C(2)    2.37%       4.88%      4.61%
Lehman Brothers Municipal     3.51%       5.59%      5.71%
Bond Index(3)

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2006, the Fund's year-to-date return was 0.47% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. It includes reinvested income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                           ALABAMA    FLORIDA   GEORGIA   KENTUCKY LOUISIANA
                             FUND       FUND      FUND      FUND     FUND
-----------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------
Maximum sales charge
(load) as a percentage
of offering price(1)        4.25%       4.25%     4.25%    4.25%     4.25%
  Load imposed on
  purchases(1)              4.25%       4.25%     4.25%    4.25%     4.25%

  Maximum deferred
  sales charge (load)(2)    None       None      None      None     None

Redemption fee on
shares sold within 7
calendar days
following
their purchase date(3)      2.00%       2.00%     2.00%    2.00%     2.00%

-----------------------------------------------------------------------------
CLASS B(4)
-----------------------------------------------------------------------------
(load) as a percentage
of offering price             -         4.00%       -        -         -
  Load imposed on
  purchases                   -         None        -        -         -

  Maximum deferred
  sales charge (load)(5)      -         4.00%       -        -         -


Redemption fee on
shares sold within 7
calendar days following
their purchase date(3)
                              -         None        -        -         -

-----------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------
Maximum sales charge
(load) as a percentage
of offering price           1.00%       1.00%     1.00%      -       1.00%
  Load imposed on
  purchases                  None       None      None       -       None

  Maximum deferred
  sales charge (load)       1.00%       1.00%     1.00%      -       1.00%

Redemption fee on
shares sold within 7
calendar days following
their purchase date(3)

                            2.00%       2.00%     2.00%      -       2.00%


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                       NORTH
                                   MARYLAND MISSOURI  CAROLINA  VIRGINIA
                                     FUND     FUND     FUND       FUND
-------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price(1)       4.25%    4.25%    4.25%    4.25%
  Load imposed on purchases(1)        4.25%    4.25%    4.25%    4.25%
  Maximum deferred sales charge        None     None     None     None
  (load)(2)
Redemption fee on shares sold
within 7 calendar days following
their purchase date(3)                2.00%    2.00%    2.00%    2.00%

-------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price          1.00%    1.00%    1.00%    1.00%
  Load imposed on purchases            None     None     None     None
  Maximum deferred sales charge       1.00%    1.00%    1.00%    1.00%
  (load)
Redemption fee on shares sold
within 7 calendar days following
their purchase date(3)                2.00%    2.00%    2.00%    2.00%

Please see "Choosing a Share Class" on page 53 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                           ALABAMA    FLORIDA   GEORGIA   KENTUCKY LOUISIANA
                             FUND       FUND      FUND    FUND(6)    FUND
-----------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------
Management fees             0.55%       0.47%     0.56%    0.61%     0.56%
Distribution and
service                     0.10%       0.10%     0.10%    0.10%     0.10%
(12b-1) fees
                            0.07%       0.05%     0.08%    0.07%     0.07%
Other expenses
                         ----------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES          0.72%       0.62%     0.74%    0.78%     0.73%

-----------------------------------------------------------------------------
CLASS B(4)
-----------------------------------------------------------------------------
Management fees               -         0.47%       -        -         -
Distribution and
service                       -         0.65%       -        -         -
(12b-1) fees
Other expenses                          0.05%                -         -
                         ----------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES            -         1.17%       -        -         -


-----------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------
Management fees             0.55%       0.47%     0.56%      -       0.56%
                                                             -
                            0.65%       0.65%     0.65%      -       0.65%
                            0.07%       0.05%     0.08%       -      0.07%
Distribution and
service
(12b-1) fees
Other expenses
-----------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES          1.27%       1.17%     1.29%      -       1.28%



                                                        NORTH
                                    MARYLAND MISSOURI CAROLINA VIRGINIA
                                      FUND     FUND     FUND     FUND
--------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------
Management fees                       0.51%    0.49%    0.50%    0.50%
Distribution and service
(12b-1) fees                          0.10%    0.10%    0.10%    0.10%
Other expenses                        0.08%    0.07%    0.06%    0.07%

                                      ------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES  0.69%    0.66%    0.66%    0.67%

--------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------
Management fees                       0.51%    0.49%    0.50%    0.50%
Distribution and service
(12b-1) fees                          0.65%    0.65%    0.65%    0.65%
Other expenses                        0.08%    0.07%    0.06%    0.07%

                                      ------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES  1.24%    1.21%    1.21%    1.22%

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 57).
3. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.
4. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.
5. Declines to zero after six years.
6. For the fiscal year ended February 28, 2006, the manager had agreed in advance to limit its management fees. With this reduction, management fees were 0.58% and total annual Fund operating expenses were 0.75%. The manager may end this arrangement at any time upon notice to the Fund's board of trustees.

EXAMPLE

This example can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;

o  Your investment has a 5% return each year; and

o  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ALABAMA  FLORIDA  GEORGIA  KENTUCKY LOUISIANA
                          FUND     FUND     FUND     FUND     FUND
-----------------------------------------------------------------------
If you sell your shares
at the end of the period:
CLASS A
1 Year(1)                  $495     $486    $497     $501    $496
3 Years                    $645     $615    $651     $664    $648
5 Years                    $809     $756    $819     $840    $814
10 Years                   $1,281   $1,166  $1,304   $1,350  $1,293

-----------------------------------------------------------------------
CLASS B
1 Year                     -        $519    -        -       -
3 Years                    -        $672    -        -       -
5 Years                    -        $844    -        -       -
10 Years(2)                -        $1,267  -        -       -
-----------------------------------------------------------------------
CLASS C
1 Year                     $229     $219    $231             $230
3 Years                    $403     $372    $409     -       $406
5 Years                    $697     $644    $708     -       $702
10 Years                   $1,534   $1,420  $1,556   -       $1,545
-----------------------------------------------------------------------
If you do not sell your                              -
shares:
-----------------------------------------------------------------------
CLASS B                                              -
1 Year                     -        $119    -        -       -
3 Years                    -        $372    -        -       -
5 Years                    -        $644    -        -       -
10 Years(2)                -        $1,267  -        -       -
-----------------------------------------------------------------------
CLASS C                                              -
1 Year                     $129     $119    $131     -       $130
3 Years                    $403     $372    $409     -       $406
5 Years                    $697     $644    $708     -       $702
10 Years                   $1,534   $1,420  $1,556   -       $1,545

                                            NORTH
                           MARYLAND MISSOURICAROLINA VIRGINIA
                           FUND     FUND    FUND     FUND
                           --------------------------------------------
If you sell your shares
at the end of the period:
CLASS A
1 Year(1)                  $492     $490    $490     $491
3 Years                    $636     $627    $627     $630
5 Years                    $793     $777    $777     $782
10 Years                   $1,247   $1,213  $1,213   $1,224
-----------------------------------------------------------------------
CLASS C
1 Year                     $226     $223    $223     $224
3 Years                    $393     $384    $384     $387
5 Years                    $681     $665    $665     $670
10 Years                   $1,500   $1,466  $1,466   $1,477
-----------------------------------------------------------------------
If you do not sell your
shares:
-----------------------------------------------------------------------
CLASS C
1 Year                     $126     $123    $123     $124
3 Years                    $393     $384    $384     $387
5 Years                    $681     $665    $665     $670
10 Years                   $1,500   $1,466  $1,466   $1,477
-----------------------------------------------------------------------

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is each Fund's investment manager. Together, Advisers and its affiliates manage over $492 billion in assets.

The Funds are managed by a team of dedicated professionals focused on investing in tax-free securities. The portfolio managers have responsibility for the day-to-day management of particular Funds and operate as a team to develop ideas and implement investment strategy for all the Funds. They are as follows:


JAMES CONN CFA, VICE PRESIDENT OF ADVISERS

Mr. Conn has been an analyst or portfolio manager of the Alabama and Maryland Funds since 1999. He joined Franklin Templeton Investments in 1996.

CARRIE HIGGINS, VICE PRESIDENT OF ADVISERS

Ms. Higgins has been an analyst or portfolio manager of the Kentucky, Missouri, North Carolina and Virginia Funds since 1992 and the Florida Fund since 2004. She joined Franklin Templeton Investments in 1990.

JOHN POMEROY, VICE PRESIDENT OF ADVISERS

Mr. Pomeroy has been an analyst or portfolio manager of the Alabama, Georgia and Maryland Funds since 1989. He joined Franklin Templeton Investments in 1986.

FRANCISCO RIVERA, VICE PRESIDENT OF ADVISERS

Mr. Rivera has been an analyst or portfolio manager of the Georgia, Kentucky and Louisiana Funds since 1996. He joined Franklin Templeton Investments in 1994.

JOHN WILEY, VICE PRESIDENT OF ADVISERS

Mr. Wiley has been an analyst or portfolio manager of the Louisiana Fund since 1991. He joined Franklin Templeton Investments in 1989.

STELLA S. WONG, VICE PRESIDENT OF ADVISERS

Ms. Wong has been an analyst or portfolio manager of the Florida, Missouri, North Carolina and Virginia Funds since their inception. She joined Franklin Templeton Investments in 1986.

The following individuals are jointly responsible for the day-to-day management of the Funds:

ALABAMA FUND


JOHN POMEROY. Mr. Pomeroy has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JAMES CONN. Mr. Conn is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.


FLORIDA FUND


STELLA S. WONG. Ms. Wong has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

CARRIE HIGGINS. Ms. Higgins is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.


GEORGIA FUND


FRANCISCO RIVERA. Mr. Rivera has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JOHN POMEROY. Mr. Pomeroy is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.


KENTUCKY FUND


FRANCISCO RIVERA. Mr. Rivera has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

CARRIE HIGGINS. Ms. Higgins is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.


LOUISIANA FUND


FRANCISCO RIVERA. Mr. Rivera has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JOHN WILEY. Mr. Wiley is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.


MARYLAND FUND

JOHN POMEROY. Mr. Pomeroy has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JAMES CONN. Mr. Conn is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

MISSOURI FUND


CARRIE HIGGINS. Ms. Higgins has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

STELLA S. WONG. Ms. Wong is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.


NORTH CAROLINA FUND


STELLA S. WONG. Ms. Wong has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

CARRIE HIGGINS. Ms. Higgins is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.


VIRGINIA FUND


STELLA S. WONG. Ms. Wong has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

CARRIE HIGGINS. Ms. Higgins is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

Each Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended February 28, 2006, each Fund paid to the manager for its services the following management fees as a percentage of its average monthly net assets:


                                         MANAGEMENT FEES
                                        (as a percentage
                                           of average
                                           monthly net
                                             assets)
----------------------------------------------------------
Alabama Fund                                 0.55%
Florida Fund                                 0.47%
Georgia Fund                                 0.56%
Kentucky Fund                                0.58%(1)
Louisiana Fund                               0.56%
Maryland Fund                                0.51%
Missouri Fund                                0.49%
North Carolina Fund                          0.50%
Virginia Fund                                0.50%

1. Management fees, before any advance waiver, were 0.61% of the Fund's average monthly net assets. Under an agreement by the manager to limit its fees, the Fund paid the fees as shown. The manager may end this arrangement at any time upon notice to the Fund's board of trustees.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Funds is available in the Funds' semiannual report to shareholders for the six-month period ended August 31, 2005.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. Such plan has been prepared and submitted to the SEC for approval.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.


Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund typically declares an income dividend each day that its net asset value is calculated and pays them monthly. A Fund does not pay "interest." Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to sell your shares. Capital gains, if any, may be distributed at least annually. The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.


AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on December 20th at the Fund's NAV of $10 per share, and the Fund makes a capital gain distribution on December 21st of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.


TAX CONSIDERATIONS

You may receive three different types of distributions from the Fund:


o EXEMPT-INTEREST DIVIDENDS. Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are also exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in a Fund.

   Exempt-interest dividends are taken into account when determining the taxable portion of your Social Security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.


o TAXABLE INCOME DIVIDENDS. Each Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. A Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividends subject to reduced rates of taxation for individuals.

o CAPITAL GAIN DISTRIBUTIONS. Each Fund also may realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions are taxable to you as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).


ANNUAL STATEMENTS. Under the law in effect prior to the passage of the Tax Increase Prevention and Reconciliation Act of 2005 (TIPRA 2005), if a Fund made or makes a TAXABLE ORDINARY INCOME OR CAPITAL GAIN DISTRIBUTION to you of $10 or more, you would have received or will receive a statement in January of the following year that shows the tax status of the distributions you received. Distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

Under TIPRA 2005, each Fund is now required for income distributions made after January 1, 2006 of $10 or more to provide you with a statement in January of the following year showing the amount of exempt-interest dividends paid as well.

RECLASSIFICATION RISK. The Internal Revenue Service (IRS) has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction or become taxable by reason of refinancing irregularities or the misuse of proceeds from the bond offering. While the Fund endeavors to purchase only bona fide tax-exempt securities, there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income for the Fund. In this case, the Fund might be required to send to you and file with the IRS information returns (Forms 1099-DIV) for the current or prior calendar years classifying (or reclassifying) some of its exempt-interest dividends as taxable dividends. On prior year dividends, you might need to file amended income tax returns and pay additional tax and interest to avoid additional penalties and to limit interest charges on these taxable dividends.


SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.


STATE AND LOCAL TAXES. Distributions of ordinary income and capital gains (if any), and gains from the sale of your Fund shares, generally are subject to state and local taxes.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Exempt-interest dividends and capital gain dividends paid by a Fund from its net long-term capital gains are generally exempt from this withholding tax. The 2004 Tax Act amended these withholding tax provisions to exempt most dividends paid by a Fund from U.S. source taxable interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by a non-U.S. investor.

Under this law, any taxable ordinary dividends designated as interest-related dividends (dividends that are designated as a payment out of qualified interest income) and short-term capital gain dividends generally will not be subject to a U.S. withholding tax, provided you properly certify your status as a non-U.S. investor. These exemptions from withholding are due to sunset on February 29, 2008.


Non-U.S. investors may also be subject to U.S. estate tax. The 2004 Tax Act provides a partial exemption from U.S. estate tax that may apply to Fund shares held by the estate of a non-U.S. decedent dying after December 31, 2004 and before January 1, 2008.


Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any taxable and tax-exempt dividends, short-term capital gain dividends, distributions of long-term capital gains, and redemption proceeds received from a Fund. See the detailed information for non-U.S. investors contained in the section on "Distributions and Taxes" in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800/DIAL BEN for more information on these requirements.

BACKUP WITHHOLDING. If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of taxable income, capital gains or proceeds from the sale of your shares. You should be aware that TIPRA 2005 has extended the backup withholding requirement to payments of tax-exempt interest. SHAREHOLDERS SUBJECT TO BACKUP WITHHOLDING WILL BE SUBJECT TO WITHHOLDING AT A RATE OF 28% ON ANY REPORTABLE EXEMPT-INTEREST DIVIDENDS THAT THEY RECEIVE EVEN THOUGH THIS INCOME IS NOT TAXABLE.

OTHER TAX INFORMATION. This discussion of "Distributions and Taxes" is not written to provide you with tax advice, and does not purport to deal with all of the federal tax consequences that may be applicable to your investment in a Fund. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund, or about the federal, state, local or foreign tax consequences of your investment in a Fund.


FINANCIAL HIGHLIGHTS

The tables below present each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.






                                                  ---------------------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
ALABAMA FUND - CLASS A                                    2006             2005             2004 d            2003            2002
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $      11.61     $      11.76     $      11.50     $      11.22     $     11.08
                                                  ---------------------------------------------------------------------------------
Income from investment operations:

  Net investment income a ......................          0.50             0.51             0.52             0.54            0.56

  Net realized and unrealized gains (losses) ...         (0.12)           (0.16)            0.26             0.28            0.14
                                                  ---------------------------------------------------------------------------------
Total from investment operations ...............          0.38             0.35             0.78             0.82            0.70
                                                  ---------------------------------------------------------------------------------
Less distributions from net investment income ..         (0.50)           (0.50)           (0.52)           (0.54)          (0.56)
                                                  ---------------------------------------------------------------------------------
Redemption fees ................................            -- c             --               --               --              --
                                                  ---------------------------------------------------------------------------------
Net asset value, end of year ...................  $      11.49     $      11.61     $      11.76     $      11.50     $     11.22
                                                  =================================================================================

Total return b  ................................          3.34%            3.12%            6.92%            7.55%           6.49%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $    237,848     $    225,258     $    236,225     $    228,746     $   215,649

Ratios to average net assets:

  Expenses .....................................          0.72%            0.72%            0.72%            0.73%           0.73%

  Net investment income ........................          4.31%            4.39%            4.47%            4.81%           5.05%

Portfolio turnover rate ........................         12.86%            8.53%           12.53%           17.10%           9.94%

 a   Based on average daily shares outstanding.

 b Total return does not reflect sales commissions or the contingent deferred sales charge.

 c   Amount is less than $0.01 per share.

 d   For the year ended February 29.




                                                  ---------------------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
ALABAMA FUND - CLASS C                                   2006            2005          2004 d              2003            2002
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $      11.70     $     11.84      $     11.58      $      11.29     $     11.14
                                                  ---------------------------------------------------------------------------------
Income from investment operations:

  Net investment income a ......................          0.44            0.45             0.45              0.49            0.50

  Net realized and unrealized gains (losses) ...         (0.12)          (0.15)            0.26              0.28            0.15
                                                  ---------------------------------------------------------------------------------
Total from investment operations ...............          0.32            0.30             0.71              0.77            0.65
                                                  ---------------------------------------------------------------------------------
Less distributions from net investment income ..         (0.44)          (0.44)           (0.45)            (0.48)          (0.50)
                                                  ---------------------------------------------------------------------------------
Redemption fees ................................            -- c            --               --                --              --
                                                  ---------------------------------------------------------------------------------
Net asset value, end of year ...................  $      11.58     $     11.70      $     11.84      $      11.58     $     11.29
                                                  =================================================================================

Total return b .................................          2.75%           2.63%            6.25%             7.01%           5.96%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $     35,638     $    31,702      $    30,504      $     25,258     $    18,462

Ratios to average net assets:

  Expenses .....................................          1.27%           1.27%            1.29%             1.26%           1.28%

  Net investment income ........................          3.76%           3.84%            3.90%             4.28%           4.50%

Portfolio turnover rate ........................         12.86%           8.53%           12.53%            17.10%           9.94%

 a    Based on average daily shares outstanding.

 b    Total return does not reflect the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.



                                                  ----------------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
FLORIDA FUND - CLASS A                                    2006             2005          2004 d             2003             2002
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $      12.00     $      12.17     $      11.97     $      11.71     $      11.54
                                                  ----------------------------------------------------------------------------------

Income from investment operations:

   Net investment income a .....................          0.54             0.55             0.56             0.57             0.59

   Net realized and unrealized gains (losses) ..         (0.06)           (0.17)            0.20             0.26             0.18
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............          0.48             0.38             0.76             0.83             0.77
                                                  ----------------------------------------------------------------------------------
Less distributions from net investment income ..         (0.55)           (0.55)           (0.56)           (0.57)           (0.60)
                                                  ----------------------------------------------------------------------------------
Redemption fees ................................            -- c             -- c             --               --               --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of year ...................  $      11.93     $      12.00     $      12.17     $      11.97     $      11.71
                                                  ==================================================================================

Total return b .................................          4.07%            3.28%            6.47%            7.32%            6.83%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $  1,533,884     $  1,488,979     $  1,594,007     $  1,624,544     $  1,609,946

Ratios to average net assets:

   Expenses ....................................          0.62%            0.62%            0.62%            0.61%            0.62%

   Net investment income .......................          4.54%            4.67%            4.65%            4.87%            5.05%

Portfolio turnover rate ........................          9.37%            4.15%            6.89%           16.84%           13.91%

 a    Based on average daily shares outstanding.

 b Total return does not reflect sales commissions or the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.




                                                  ----------------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
FLORIDA FUND - CLASS B                                    2006             2005          2004 d             2003             2002
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $      12.08     $      12.25     $      12.04     $      11.77     $      11.58
                                                  ----------------------------------------------------------------------------------

Income from investment operations:

   Net investment income a .....................          0.48             0.49             0.50             0.51             0.52

   Net realized and unrealized gains (losses) ..         (0.07)           (0.18)            0.20             0.27             0.20
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............          0.41             0.31             0.70             0.78             0.72
                                                  ----------------------------------------------------------------------------------
Less distributions from net investment income ..         (0.48)           (0.48)           (0.49)           (0.51)           (0.53)
                                                  ----------------------------------------------------------------------------------
Redemption fees ................................            -- c            -- c             --               --               --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of year ...................  $      12.01     $      12.08     $      12.25     $      12.04     $      11.77
                                                  ==================================================================================

Total return b .................................          3.48%            2.66%            5.94%            6.78%            6.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $     68,109     $     74,311     $     76,208     $     55,167     $     30,875

Ratios to average net assets:

   Expenses ....................................          1.17%            1.17%            1.17%            1.16%            1.17%

   Net investment income .......................          3.99%            4.12%            4.10%            4.32%            4.50%

Portfolio turnover rate ........................          9.37%            4.15%            6.89%           16.84%           13.91%

 a    Based on average daily shares outstanding.

 b    Total return does not reflect the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.


                                                  ----------------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
FLORIDA FUND - CLASS C                                    2006             2005          2004 d             2003             2002
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $      12.14     $      12.30     $      12.09     $      11.83     $      11.65
                                                  ----------------------------------------------------------------------------------
Income from investment operations:

   Net investment income a .....................          0.48             0.49             0.50             0.51             0.53

   Net realized and unrealized gains (losses) ..         (0.07)           (0.17)            0.20             0.26             0.18
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............          0.41             0.32             0.70             0.77             0.71
                                                  ----------------------------------------------------------------------------------
Less distributions from net investment income ..         (0.48)           (0.48)           (0.49)           (0.51)           (0.53)
                                                  ----------------------------------------------------------------------------------
Redemption fees ................................            -- c             -- c            --               --               --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of year ...................  $      12.07     $      12.14     $      12.30     $      12.09     $      11.83
                                                  ==================================================================================

Total return b .................................          3.45%            2.74%            5.90%            6.66%            6.26%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $    140,508     $    124,949     $    124,727     $    113,644     $     90,895

Ratios to average net assets:

   Expenses ....................................          1.17%            1.17%            1.17%            1.16%            1.17%

   Net investment income .......................          3.99%            4.12%            4.10%            4.32%            4.51%

Portfolio turnover rate ........................          9.37%            4.15%            6.89%           16.84%           13.91%

 a    Based on average daily shares outstanding.

 b    Total return does not reflect the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.





                                                    ----------------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
GEORGIA FUND - CLASS A                                    2006            2005         2004 d            2003            2002
                                                    ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............    $    12.17      $    12.27      $    11.99      $    11.86      $    11.73
                                                    ----------------------------------------------------------------------------

Income from investment operations:

   Net investment income a  ....................          0.51            0.53            0.54            0.56            0.57

   Net realized and unrealized gains (losses) ..         (0.04)          (0.10)           0.28            0.13            0.14
                                                    ----------------------------------------------------------------------------
Total from investment operations ...............          0.47            0.43            0.82            0.69            0.71
                                                    ----------------------------------------------------------------------------
Less distributions from net investment income ..         (0.51)          (0.53)          (0.54)          (0.56)          (0.58)
                                                    ----------------------------------------------------------------------------
Redemption fees ................................            -- c            -- c            --              --              --
                                                    ----------------------------------------------------------------------------
Net asset value, end of year ...................    $    12.13      $    12.17      $    12.27      $    11.99      $    11.86
                                                    ============================================================================

Total return b .................................          3.91%           3.65%           7.00%           6.02%           6.15%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................    $  205,875      $  170,407      $  176,193      $  171,381      $  169,489

Ratios to average net assets:

   Expenses ....................................          0.74%           0.75%           0.75%           0.74%           0.75%

   Net investment income .......................          4.18%           4.40%           4.49%           4.76%           4.83%

Portfolio turnover rate ........................          8.54%          22.50%          11.83%          10.56%          19.66%

 a    Based on average daily shares outstanding.

 b Total return does not reflect sales commissions or the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.





                                                    ----------------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
GEORGIA FUND - CLASS C                                     2006            2005         2004 d             2003            2002
                                                    ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............    $    12.27      $    12.37      $    12.08      $    11.94      $    11.81
                                                    ----------------------------------------------------------------------------

Income from investment operations:

   Net investment income a  ....................          0.44            0.47            0.47            0.50            0.51

   Net realized and unrealized gains (losses) ..         (0.03)          (0.11)           0.29            0.14            0.13
                                                    ----------------------------------------------------------------------------
Total from investment operations ...............          0.41            0.36            0.76            0.64            0.64
                                                    ----------------------------------------------------------------------------
Less distributions from net investment income ..         (0.44)          (0.46)          (0.47)          (0.50)          (0.51)
                                                    ----------------------------------------------------------------------------
Redemption fees ................................            -- c            -- c            --              --              --
                                                    ----------------------------------------------------------------------------
Net asset value, end of year ...................    $    12.24      $    12.27      $    12.37      $    12.08      $    11.94
                                                    ============================================================================

Total return b .................................          3.39%           3.05%           6.44%           5.50%           5.52%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................    $   43,983      $   37,017      $   35,645      $   32,422      $   24,672

Ratios to average net assets:

   Expenses ....................................          1.29%           1.30%           1.32%           1.27%           1.30%

   Net investment income .......................          3.63%           3.85%           3.92%           4.23%           4.29%

Portfolio turnover rate ........................          8.54%          22.50%          11.83%          10.56%          19.66%

 a   Based on average daily shares outstanding.

 b   Total return does not reflect the contingent deferred sales charge.

 c   Amount is less than $0.01 per share.

 d   For the year ended February 29.


                                                           ---------------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28,
KENTUCKY FUND - CLASS A                                        2006          2005       2004 d         2003        2002
                                                           ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................   $   11.41     $   11.51     $   11.30   $   11.13   $   11.03
                                                           ---------------------------------------------------------------

Income from investment operations:

   Net investment income a .............................        0.47          0.48          0.50        0.52        0.55

   Net realized and unrealized gains (losses) ..........       (0.02)        (0.10)         0.21        0.17        0.10
                                                           ---------------------------------------------------------------
Total from investment operations .......................        0.45          0.38          0.71        0.69        0.65
                                                           ---------------------------------------------------------------
Less distributions from net investment income ..........       (0.47)        (0.48)        (0.50)      (0.52)      (0.55)
                                                           ---------------------------------------------------------------
Redemption fees ........................................          -- c          -- c          --          --          --
                                                           ---------------------------------------------------------------
Net asset value, end of year ...........................   $   11.39     $   11.41     $   11.51   $   11.30   $   11.13
                                                           ===============================================================

Total return b .........................................        4.01%         3.47%         6.43%       6.38%       6.08%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................   $ 128,254     $ 112,941     $ 118,797   $ 114,541   $  96,299

Ratios to average net assets:

   Expenses ............................................        0.78%         0.79%         0.78%       0.80%       0.82%

   Expenses net of waiver and payments by
    affiliate ..........................................        0.75%         0.71%         0.60%       0.60%       0.52%

   Net investment income ...............................        4.10%         4.30%         4.44%       4.67%       4.96%

Portfolio turnover rate ................................        9.43%        12.48%        11.87%       7.34%       6.07%

 a    Based on average daily shares outstanding.

 b Total return does not reflect sales commissions or the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.



                                                           --------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
LOUISIANA FUND - CLASS A                                        2006          2005      2004 d         2003        2002
                                                           --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................   $   11.68     $   11.81     $  11.55   $   11.38   $   11.22
                                                           --------------------------------------------------------------

Income from investment operations:

   Net investment income a .............................        0.50          0.52         0.53        0.55        0.56

   Net realized and unrealized gains (losses) ..........       (0.16)        (0.14)        0.26        0.17        0.16
                                                           --------------------------------------------------------------
Total from investment operations .......................        0.34          0.38         0.79        0.72        0.72
                                                           --------------------------------------------------------------
Less distributions from net investment income ..........       (0.50)        (0.51)       (0.53)      (0.55)      (0.56)
                                                           --------------------------------------------------------------
Redemption fees ........................................          --            -- c         --          --          --
                                                           --------------------------------------------------------------
Net asset value, end of year ...........................   $   11.52     $   11.68     $  11.81   $   11.55   $   11.38
                                                           ==============================================================

Total return b  ........................................        2.99%         3.36%        7.01%       6.52%       6.73%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................   $ 188,333     $ 188,659     $185,987   $ 177,211   $ 167,909

Ratios to average net assets:

   Expenses ............................................        0.73%         0.73%        0.73%       0.74%       0.74%

   Net investment income ...............................        4.30%         4.49%        4.56%       4.84%       4.99%

Portfolio turnover rate ................................        9.78%         8.67%       16.35%      12.60%      10.05%

 a    Based on average daily shares outstanding.

 b Total return does not reflect sales commissions or the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.





                                                           ------------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28,
LOUISIANA FUND - CLASS C                                        2006        2005      2004 d         2003        2002
                                                           ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................   $   11.79   $   11.91     $  11.65   $   11.47   $   11.29
                                                           ------------------------------------------------------------

Income from investment operations:

   Net investment income a .............................        0.44        0.46         0.46        0.49        0.51

   Net realized and unrealized gains (losses) ..........       (0.16)      (0.13)        0.26        0.18        0.17
                                                           ------------------------------------------------------------
Total from investment operations .......................        0.28        0.33         0.72        0.67        0.68
                                                           ------------------------------------------------------------
Less distributions from net investment income ..........       (0.44)      (0.45)       (0.46)      (0.49)      (0.50)
                                                           ------------------------------------------------------------
Redemption fees ........................................          --          -- c         --          --          --
                                                           ------------------------------------------------------------
Net asset value, end of year ...........................   $   11.63   $   11.79     $  11.91   $   11.65   $   11.47
                                                           ============================================================

Total return b .........................................        2.40%       2.84%        6.34%       5.98%       6.18%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................   $  23,319   $  19,196     $ 20,768   $  20,503   $  16,047

Ratios to average net assets:

   Expenses ............................................        1.28%       1.28%        1.29%       1.28%       1.29%

   Net investment income ...............................        3.75%       3.94%        4.00%       4.30%       4.44%

Portfolio turnover rate ................................        9.78%       8.67%       16.35%      12.60%      10.05%

 a    Based on average daily shares outstanding.

 b    Total return does not reflect the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.


                                                                    ---------------------------------------------------------------
                                                                                       YEAR ENDED FEBRUARY 28,
MARYLAND FUND - CLASS A                                                 2006          2005        2004 d        2003        2002
                                                                    ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............................   $   11.80     $   11.93     $   11.78   $   11.52   $   11.36
                                                                    ---------------------------------------------------------------

Income from investment operations:

   Net investment income a ......................................        0.51          0.51          0.52        0.54        0.55

   Net realized and unrealized gains (losses) ...................       (0.03)        (0.13)         0.16        0.26        0.17
                                                                    ---------------------------------------------------------------
Total from investment operations ................................        0.48          0.38          0.68        0.80        0.72
                                                                    ---------------------------------------------------------------
Less distributions from net investment income ...................       (0.51)        (0.51)        (0.53)      (0.54)      (0.56)
                                                                    ---------------------------------------------------------------
Redemption fees .................................................          -- c          -- c          --          --          --
                                                                    ---------------------------------------------------------------
Net asset value, end of year ....................................   $   11.77     $   11.80     $   11.93   $   11.78   $   11.52
                                                                    ===============================================================

Total return b ..................................................        4.11%         3.34%         5.89%       7.16%       6.44%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................   $ 369,205     $ 332,943     $ 340,237   $ 322,873   $ 281,141

Ratios to average net assets:

   Expenses .....................................................        0.69%         0.70%         0.70%       0.70%       0.72%

   Net investment income ........................................        4.29%         4.40%         4.43%       4.65%       4.81%

Portfolio turnover rate .........................................        8.00%        12.03%        10.56%       6.30%       6.39%

 a    Based on average daily shares outstanding.

 b Total return does not reflect sales commissions or the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.




                                                                    ----------------------------------------------------------
                                                                                     YEAR ENDED FEBRUARY 28,
MARYLAND FUND - CLASS C                                                2006         2005      2004 d        2003       2002
                                                                    ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............................   $  11.93     $  12.05     $  11.90   $  11.63   $  11.46
                                                                    ----------------------------------------------------------

Income from investment operations:

   Net investment income a ......................................       0.45         0.46         0.46       0.48       0.49

   Net realized and unrealized gains (losses) ...................      (0.03)       (0.13)        0.15       0.27       0.17
                                                                    ----------------------------------------------------------
Total from investment operations ................................       0.42         0.33         0.61       0.75       0.66
                                                                    ----------------------------------------------------------
Less distributions from net investment income ...................      (0.44)       (0.45)       (0.46)     (0.48)     (0.49)
                                                                    ----------------------------------------------------------
Redemption fees .................................................         -- c         -- c         --         --         --
                                                                    ----------------------------------------------------------
Net asset value, end of year ....................................   $  11.91     $  11.93     $  12.05   $  11.90   $  11.63
                                                                    ==========================================================

Total return b ..................................................       3.57%        2.73%        5.33%      6.59%      5.88%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................   $ 59,915     $ 48,997     $ 49,739   $ 48,305   $ 33,257

Ratios to average net assets:

   Expenses .....................................................       1.24%        1.25%        1.28%      1.22%      1.27%

   Net investment income ........................................       3.74%        3.85%        3.85%      4.13%      4.26%

Portfolio turnover rate .........................................       8.00%       12.03%       10.56%      6.30%      6.39%

 a    Based on average daily shares outstanding.

 b    Total return does not reflect the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.




                                                          -------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
MISSOURI FUND - CLASS A                                          2006          2005       2004 d          2003         2002
                                                          -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................      $     12.32    $    12.44    $    12.23   $    12.00   $    11.77
                                                          -------------------------------------------------------------------
Income from investment operations:

   Net investment income a .........................             0.53          0.54          0.55         0.58         0.58

   Net realized and unrealized gains (losses) ......            (0.01)        (0.12)         0.21         0.23         0.24
                                                          -------------------------------------------------------------------
Total from investment operations ...................             0.52          0.42          0.76         0.81         0.82
                                                          -------------------------------------------------------------------
Less distributions from net investment income ......            (0.53)        (0.54)        (0.55)       (0.58)       (0.59)
                                                          -------------------------------------------------------------------
Redemption fees ....................................               -- c          -- c          --           --           --
                                                          -------------------------------------------------------------------
Net asset value, end of year .......................      $     12.31    $    12.32    $    12.44   $    12.23   $    12.00
                                                          ===================================================================

Total return b .....................................             4.33%         3.49%         6.38%        6.90%        7.13%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................      $   562,235    $  516,312    $  499,238   $  468,008   $  425,795

Ratios to average net assets:

   Expenses ........................................             0.66%         0.67%         0.67%        0.67%        0.68%

   Net investment income ...........................             4.31%         4.44%         4.50%        4.72%        4.91%

Portfolio turnover rate ............................            15.32%        17.93%        25.04%       18.73%       22.80%

 a    Based on average daily shares outstanding.

 b Total return does not reflect sales commissions or the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.




                                                          -------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
MISSOURI FUND - CLASS C                                         2006          2005       2004 d          2003         2002
                                                          -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................      $     12.39    $    12.50    $    12.29   $    12.06   $    11.82
                                                          -------------------------------------------------------------------
Income from investment operations:

   Net investment income a .........................             0.47          0.48          0.48         0.51         0.52

   Net realized and unrealized gains (losses) ......               -- c       (0.12)         0.21         0.23         0.24
                                                          -------------------------------------------------------------------
Total from investment operations ...................             0.47          0.36          0.69         0.74         0.76
                                                          -------------------------------------------------------------------
Less distributions from net investment income ......            (0.47)        (0.47)        (0.48)       (0.51)       (0.52)
                                                          -------------------------------------------------------------------
Redemption fees ....................................               -- c          -- c          --           --           --
                                                          -------------------------------------------------------------------
Net asset value, end of year .......................      $     12.39    $    12.39    $    12.50   $    12.29   $    12.06
                                                          ===================================================================

Total return b .....................................             3.82%         2.98%         5.75%        6.29%        6.61%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................      $    68,807    $   60,418    $   60,208   $   55,608   $   41,013

Ratios to average net assets:

   Expenses ........................................             1.21%         1.22%         1.25%        1.19%        1.23%

   Net investment income ...........................             3.76%         3.89%         3.92%        4.20%        4.36%

Portfolio turnover rate ............................            15.32%        17.93%        25.04%       18.73%       22.80%

 a    Based on average daily shares outstanding.

 b    Total return does not reflect the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.


                                                     ----------------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28,
NORTH CAROLINA FUND - CLASS A                            2006          2005       2004 d         2003         2002
                                                     ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................  $   12.37     $   12.42     $   12.24   $   11.96    $   11.78
                                                     ----------------------------------------------------------------
Income from investment operations:

   Net investment income a ........................       0.53          0.54          0.55        0.56         0.58
   Net realized and unrealized gains (losses) .....      (0.06)        (0.05)         0.18        0.28         0.19
                                                     ----------------------------------------------------------------
Total from investment operations ..................       0.47          0.49          0.73        0.84         0.77
                                                     ----------------------------------------------------------------
Less distributions from net investment income .....      (0.53)        (0.54)        (0.55)      (0.56)       (0.59)
                                                     ----------------------------------------------------------------
Redemption fees ...................................         -- c          -- c          --          --           --
                                                     ----------------------------------------------------------------
Net asset value, end of year ......................  $   12.31     $   12.37     $   12.42   $   12.24    $   11.96
                                                     ================================================================

Total return b ....................................       3.86%         4.11%         6.10%       7.23%        6.74%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................  $ 509,309     $ 428,204     $ 413,438   $ 418,196    $ 388,400

Ratios to average net assets:

   Expenses .......................................       0.66%         0.67%         0.67%       0.66%        0.69%

   Net investment income ..........................       4.27%         4.42%         4.49%       4.65%        4.89%

Portfolio turnover rate ...........................       5.01%         8.15%         7.67%       7.69%       10.85%

 a    Based on average daily shares outstanding.

 b Total return does not reflect sales commissions or the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.



                                                     ----------------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28,
NORTH CAROLINA FUND - CLASS C                             2006          2005       2004 d         2003         2002
                                                     ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................  $   12.48     $   12.54     $   12.35   $   12.05    $   11.87
                                                     ----------------------------------------------------------------
Income from investment operations:

   Net investment income a ........................       0.46          0.47          0.48        0.50         0.52

   Net realized and unrealized gains (losses) .....      (0.04)        (0.06)         0.19        0.30         0.19
                                                     ----------------------------------------------------------------
Total from investment operations ..................       0.42          0.41          0.67        0.80         0.71
                                                     ----------------------------------------------------------------
Less distributions from net investment income .....      (0.46)        (0.47)        (0.48)      (0.50)       (0.53)
                                                     ----------------------------------------------------------------
Redemption fees ...................................         -- c          -- c          --          --           --
                                                     ----------------------------------------------------------------
Net asset value, end of year ......................  $   12.44     $   12.48     $   12.54   $   12.35    $   12.05
                                                     ================================================================

Total return b ....................................       3.42%         3.41%         5.52%       6.76%        6.09%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................  $  99,649     $  83,343     $  82,420   $  76,400    $  57,881

Ratios to average net assets:

   Expenses .......................................       1.21%         1.22%         1.25%       1.19%        1.24%

   Net investment income ..........................       3.72%         3.87%         3.91%       4.12%        4.34%

Portfolio turnover rate ...........................       5.01%         8.15%         7.67%       7.69%       10.85%

 a    Based on average daily shares outstanding.

 b    Total return does not reflect the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.



                                                  -----------------------------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28,
VIRGINIA FUND - CLASS A                                2006            2005         2004 d             2003            2002
                                                  -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $     11.91     $     11.94     $     11.64     $     11.52     $     11.45
                                                  -----------------------------------------------------------------------------

Income from investment operations:

   Net investment income a .....................         0.51            0.52            0.52            0.54            0.56

   Net realized and unrealized gains (losses) ..        (0.06)          (0.04)           0.30            0.12            0.08
                                                  -----------------------------------------------------------------------------
Total from investment operations ...............         0.45            0.48            0.82            0.66            0.64
                                                  -----------------------------------------------------------------------------
Less distributions from net investment income ..        (0.51)          (0.51)          (0.52)          (0.54)          (0.57)
                                                  -----------------------------------------------------------------------------
Redemption fees ................................           -- c            -- c            --              --              --
                                                  -----------------------------------------------------------------------------
Net asset value, end of year ...................  $     11.85     $     11.91     $     11.94     $     11.64     $     11.52
                                                  =============================================================================

Total return b .................................         3.88%           4.18%           7.20%           5.90%           5.73%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $   473,956     $   438,871     $   441,916     $   426,371     $   395,579

Ratios to average net assets:

   Expenses ....................................         0.67%           0.67%           0.68%           0.68%           0.69%

   Net investment income .......................         4.27%           4.42%           4.44%           4.67%           4.88%

Portfolio turnover rate ........................         5.80%           5.85%           7.01%          12.94%          15.36%

 a    Based on average daily shares outstanding.

 b Total return does not reflect sales commissions or the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.




                                                  -----------------------------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28,
VIRGINIA FUND - CLASS C                                 2006            2005         2004 d             2003            2002
                                                  -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $     12.02     $     12.04     $     11.74     $     11.62     $     11.53
                                                  -----------------------------------------------------------------------------

Income from investment operations:

   Net investment income a .....................         0.45            0.46            0.45            0.48            0.50

   Net realized and unrealized gains (losses) ..        (0.06)          (0.03)           0.30            0.12            0.09
                                                  -----------------------------------------------------------------------------
Total from investment operations ...............         0.39            0.43            0.75            0.60            0.59
                                                  -----------------------------------------------------------------------------
Less distributions from net investment income ..        (0.45)          (0.45)          (0.45)          (0.48)          (0.50)
                                                  -----------------------------------------------------------------------------
Redemption fees ................................           -- c            -- c            --              --              --
                                                  -----------------------------------------------------------------------------
Net asset value, end of year ...................  $     11.96     $     12.02     $     12.04     $     11.74     $     11.62
                                                  =============================================================================

Total return b .................................         3.27%           3.66%           6.54%           5.28%           5.28%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $    51,461     $    43,661     $    43,009     $    41,802     $    33,992

Ratios to average net assets:

   Expenses ....................................         1.22%           1.22%           1.25%           1.21%           1.24%

   Net investment income .......................         3.72%           3.87%           3.87%           4.14%           4.34%

Portfolio turnover rate ........................         5.80%           5.85%           7.01%          12.94%          15.36%

 a    Based on average daily shares outstanding.

 b    Total return does not reflect the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.



YOUR ACCOUNT

The board of trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B or Class C share Fund accounts.


CLASS A            CLASS C
                   (ALL FUNDS
                   EXCEPT KENTUCKY)
------------------------------------
o  Initial sales   o  No initial
   charge of          sales charge
   4.25% or less

o  Deferred sales  o  Deferred
   charge of 1%       sales charge
   on purchases       of 1% on
   of $1 million      shares you
   or more sold       sell within
   within 18          12 months
   months


o  Lower annual    o  Higher
   expenses than      annual
   Class C due to     expenses
   lower              than Class A
   distribution       due to
   fees               higher
                      distribution
                      fees


[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]

CLASS A, B & C



SALES CHARGES - CLASS A
                              THE SALES CHARGE
                              MAKES UP THIS %    WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING      % OF YOUR NET
                                   PRICE*           INVESTMENT*
--------------------------------------------------------------------
Under $100,000                      4.25               4.44
$100,000 but under $250,000         3.50               3.63
$250,000 but under $500,000         2.50               2.56
$500,000 but under $1               2.00               2.04
million

*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

SALES CHARGE REDUCTIONS AND WAIVERS

QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at www.franklintempleton.com/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts."



1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

o  You, individually;

o  Your spouse or domestic partner, as recognized by applicable state law;

o  You jointly with your spouse or domestic partner;

o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;


+o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA account for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of your spouse or domestic partner] on which you [or your spouse or domestic partner] are the authorized signer); THAT ARE


(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the cumulative quantity discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank or an investment advisor); or

o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details.
To sign up for these programs, complete the appropriate section of your account application.

SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

INVESTMENTS OF $1 MILLION OR MORE


If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 58).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.10% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER    THIS % IS DEDUCTED
BUYING THEM                     FROM YOUR PROCEEDS
                                AS A CDSC
------------------------------------------------------
1 Year                                4
2 Years                               4
3 Years                               3
4 Years                               3
5 Years                               2
6 Years                               1
7 Years                               0


There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see below). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


DISTRIBUTION AND SERVICE (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows a Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC


There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see below).


DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 70 for exchange information).

REINSTATEMENT PRIVILEGE

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or
(ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares or Class R shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A, C or R shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C or R shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.


Proceeds immediately placed in a Franklin Templeton Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.


This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

BUYING SHARES

MINIMUM INVESTMENTS
-----------------------------------------------------
                                        INITIAL
-----------------------------------------------------
Regular accounts                        $1,000
-----------------------------------------------------
Automatic investment plans              $50
-----------------------------------------------------
UGMA/UTMA accounts                      $100
-----------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250
-----------------------------------------------------
Current and former full-time            $100
employees, officers, trustees and
directors of Franklin Templeton
entities, and their family members
-----------------------------------------------------

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

ACCOUNT APPLICATION


If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 64). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.



BUYING SHARES
----------------------------------------------------------------------
                     OPENING AN ACCOUNT      ADDING TO AN ACCOUNT
----------------------------------------------------------------------


THROUGH YOUR         Contact your            Contact your investment
INVESTMENT           investment              representative
REPRESENTATIVE       representative
----------------------------------------------------------------------
                     If you have another     Before requesting a
BY PHONE/ONLINE      Franklin Templeton      telephone or online
                     fund account with your  purchase into an
(Up to $100,000 per  bank account            existing account,
shareholder per day) information on file,    please make sure we
                     you may open a new      have your bank account
1-800/632-2301       account by phone. At    information on file. If
                     this time, a new        we do not have this
franklintempleton.   account may not be      information, you will
com                  opened online.          need to send written
Note: (1) certain                            instructions with your
account types are    To make a same day      bank's name and address
not available for    investment, your phone  and a voided check or
online account       order must be received  savings account deposit
access and (2) the   and accepted by us by   slip. If the bank and
amount may be        1:00 p.m. Pacific time  Fund accounts do not
higher for members   or the close of the     have at least one
of Franklin          New York Stock          common owner, your
Templeton VIP        Exchange, whichever is  written request must be
ServicesTM.  Please  earlier.                signed by ALL fund AND
see page 66 for                              bank account owners,
more information                             and each individual
regarding                                    must have his or her
eligibility.                                 signature guaranteed.

                                             To make a same day
                                             investment, your phone
                                             or online order must be
                                             received and accepted
                                             by us by 1:00 p.m.
                                             Pacific time or the
                                             close of the New York
                                             Stock Exchange,
                                             whichever is earlier.

----------------------------------------------------------------------
                     Make your check         Make your check payable
                     payable to the Fund.    to the Fund. Include
BY MAIL                                      your account number on
                     Mail the check and      the check.
                     your signed
                     application to          Fill out the deposit
                     Investor Services.      slip from your account
                                             statement. If you do
                                             not have a slip,
                                             include a note with
                                             your name, the Fund
                                             name, and your account
                                             number.

                                             Mail the check and
                                             deposit slip or note to
                                             Investor Services.
----------------------------------------------------------------------
                     Call to receive a wire  Call to receive a wire
                     control number and      control number and wire
                     wire instructions.      instructions.
BY WIRE
                     Wire the funds and      To make a same day wire
1-800/632-2301       mail your signed        investment, the wired
(or 1-650/312-2000   application to          funds must be received
collect)             Investor Services.      and accepted by us by
                     Please include the      1:00 p.m. Pacific time
                     wire control number or  or the close of the New
                     your new account        York Stock Exchange,
                     number on the           whichever is earlier.
                     application.

                     To make a same day
                     wire investment, the
                     wired funds must be
                     received and accepted
                     by us by 1:00 p.m.
                     Pacific time or the
                     close of the New York
                     Stock Exchange,
                     whichever is earlier.
----------------------------------------------------------------------

                     Call Shareholder        Call Shareholder
BY EXCHANGE          Services at             Services at
                     1-800/632-2301, or      1-800/632-2301, or send
                     send signed written     signed written
                     instructions.   You     instructions. You also
                     also may place an       may place an online
franklintempleton.   online exchange order.  exchange order.
com                  The automated
                     telephone system        (Please see page 70 for
                     cannot be used to open  information on
                     a new account.          exchanges.)


                     (Please see page 70
                     for information on
                     exchanges.)
----------------------------------------------------------------------

                     Franklin Templeton Investor Services
                  P.O. Box 997151, Sacramento, CA 95899-9983
                        Call toll-free: 1-800/632-2301
         (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
               or visit us online 24 hours a day, 7 days a week,
                           at franklintempleton.com


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN


This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.


AUTOMATIC PAYROLL DEDUCTION

You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES           1-800/632-2301
ADVISOR SERVICES               1-800/524-4040
RETIREMENT SERVICES            1-800/527-2020

DISTRIBUTION OPTIONS

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.


If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.


Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at FRANKLINTEMPLETON.COM. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

FRANKLIN TEMPLETON VIP SERVICESTM

You may be eligible for Franklin Templeton VIP ServicesTM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP ServicesTM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and a Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares

o  you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect a Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP ServicesTM. Please see page 66 for more information regarding eligibility.

SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS


Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.


SELLING SHARES
---------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------

THROUGH YOUR
INVESTMENT            Contact your investment representative
REPRESENTATIVE
---------------------------------------------------------------
                      Send written instructions and endorsed
BY MAIL               share certificates (if you hold share
                      certificates) to Investor Services.
                      Corporate, partnership or trust
                      accounts may need to send additional
                      documents.

                      Specify the Fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. If you own
                      both Class A and B shares, also specify
                      the class of shares, otherwise we will
                      sell your Class A shares first. Be sure
                      to include all necessary signatures and
                      any additional documents, as well as
                      signature guarantees if required.

                      A check will be mailed to the name(s)
                      and address on the account, or
                      otherwise according to your written
                      instructions.
---------------------------------------------------------------


                      As long as your transaction is for
BY PHONE/ONLINE       $100,000 or less, you do not hold share
                      certificates and you have not changed
1-800/632-2301        your address by phone or online within
                      the last 15 days, you can sell your
franklintempleton.com shares by phone or online. The amount
                      may be higher for members of Franklin
                      Templeton VIP ServicesTM.  Please see
                      page 66 for more information regarding
                      eligibility.


                      A check will be mailed to the name(s)
                      and address on the account. Written
                      instructions, with a signature
                      guarantee, are required to send the
                      check to another address or to make it
                      payable to another person.
---------------------------------------------------------------
                      You can call, write, or visit us online
BY ELECTRONIC FUNDS   to have redemption proceeds sent to a
TRANSFER (ACH)        bank account. See the policies at left
                      for selling shares by mail, phone, or
                      online.

                      Before requesting to have redemption
                      proceeds sent to a bank account, please
                      make sure we have your bank account
                      information on file. If we do not have
                      this information, you will need to send
                      written instructions with your bank's
                      name and a voided check or savings
                      account deposit slip. If the bank and
                      Fund accounts do not have at least one
                      common owner, you must provide written
                      instructions signed by ALL fund AND
                      bank account owners, and each
                      individual must have his or her
                      signature guaranteed.

                      If we receive your request in proper
                      form by 1:00 p.m. Pacific time,
                      proceeds sent by ACH generally will be
                      available within two to three business
                      days.
---------------------------------------------------------------
                      Obtain a current prospectus for the
BY EXCHANGE           fund you are considering.  Prospectuses
                      are available online at
                      franklintempleton.com.

                      Call Shareholder Services at the number
                      below or send signed written
                      instructions. You also may place an
                      exchange order online.  See the
                      policies at left for selling shares by
                      mail, phone, or online.

                      If you hold share certificates, you
                      will need to return them to the Fund
                      before your exchange can be processed.
---------------------------------------------------------------
             Franklin Templeton Investor Services P.O. Box 997151,
                           Sacramento, CA 95899-9983
                        Call toll-free: 1-800/632-2301
         (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
  or visit us online 24 hours a day, 7 days a week, at franklintempleton.com

EXCHANGING SHARES

EXCHANGE PRIVILEGE

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.


Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.


[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]


Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. Each Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.


OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

The Funds' board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. Each Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.


MARKET TIMING CONSEQUENCES. If information regarding your trading activity in each Fund or in any other Franklin Templeton fund or non-Franklin
Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in its sole discretion concludes that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, each Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the Statement of Additional Information).


MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.


While a Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.


RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of a Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share.

Each Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;

o  imposing a redemption fee for short-term trading;

o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, a Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. Each Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees.
Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.


INVOLUNTARY REDEMPTIONS. Each Fund reserves the right to close your account if the account value falls below $500 ($50 for employee and UGMA/UTMA accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing).


ACCOUNT POLICIES

CALCULATING SHARE PRICE

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the net asset value per share
(NAV) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.


The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The NAV is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.


Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. A Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

Each Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - MUNICIPAL SECURITIES - MATRIX PRICING (FAIR VALUATION)

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. Each Fund's pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date. Matrix pricing is considered a form of fair value pricing.

ACCOUNTS WITH LOW BALANCES


If your account has been open for more than one year and its value falls below $500 ($50 for employee and UGMA/UTMA accounts), we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation's Networking system; and, (2) for the Florida Fund, accounts in Class B and Class A accounts established pursuant to a conversion from Class B.


STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Funds' financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 65).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES


You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow a Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:


o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o  Add/Change   the  bank  account  that  may  be  debited  for  Fund  share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that each Fund maintains additional policies and reserves certain rights, including:

   o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.

   o The Fund may modify, suspend, or terminate telephone/online privileges at any time.

   o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

   o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

   o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.

   o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

   o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.

   o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

   o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Funds and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by the Funds' transfer agent from payments it receives under its agreement with each Fund.


                             CLASS A    CLASS B    CLASS C
--------------------------------------------------------------
COMMISSION (%)               ---        ---        1.00(3)
Investment under $100,000    4.00       ---        ---
$100,000 but under $250,000  2.80       ---        ---
$250,000 but under $500,000  2.00       ---        ---
$500,000 but under $1        1.60       ---        ---
million
$1 million or more     up to 0.75(1)    ---        ---
12B-1 FEE TO DEALER          0.10(1)    0.15(2)    0.65(4)


If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.


1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Commission includes advance of the first year's 0.15% 12b-1 service fee. Distributors may pay a prepaid commission. However, Distributors does not pay a prepaid commission on any purchases by Employer Sponsored Retirement Plans.
4. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.


OTHER DEALER COMPENSATION. Distributors may make payments from 12b-1 fees received from a Fund and from its other financial resources, to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.


You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.


QUESTIONS

If you have any questions about a Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                 HOURS (PACIFIC TIME,
DEPARTMENT NAME              TELEPHONE NUMBER    MONDAY THROUGH FRIDAY)
---------------------------------------------------------------
SHAREHOLDER SERVICES         1-800/632-2301      5:30 a.m. to 5:00 p.m.
FUND INFORMATION             1-800/DIAL BEN(R)   5:30 a.m. to 5:00 p.m.
                             (1-800/342-5236)
RETIREMENT SERVICES          1-800/527-2020      5:30 a.m. to 5:00 p.m.
ADVISOR SERVICES             1-800/524-4040      5:30 a.m. to 5:00 p.m.
INSTITUTIONAL SERVICES       1-800/321-8563      6:00 a.m. to 4:00 p.m.
TDD (HEARING IMPAIRED)       1-800/851-0637      5:30 a.m. to 5:00 p.m.
AUTOMATED TELEPHONE SYSTEM   1-800/632-2301      (around-the-clock access)
                             1-800/524-4040
                             1-800/527-2020

FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.


You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

[Insert FRANKLIN TEMPLETON INVESTMENTS logo]
One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
FRANKLINTEMPLETON.COM


GAIN FROM OUR PERSPECTIVE(R)








2239 Investment Company Act file #811-04149                TF2 P 07/06


























































JULY 1, 2006


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS CLASS A, B, C & ADVISOR


FRANKLIN TAX-FREE TRUST



FRANKLIN ARIZONA TAX-FREE INCOME FUND - CLASS A, B & C
FRANKLIN COLORADO
TAX-FREE INCOME FUND - CLASS A & C
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND - CLASS A & C
FRANKLIN DOUBLE TAX-FREE INCOME FUND - CLASS A & C
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND - CLASS A & C FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND - CLASS A
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND - CLASS A, B, C & ADVISOR FRANKLIN NEW JERSEY TAX-FREE INCOME FUND - CLASS A, B & C
FRANKLIN OREGON TAX-FREE INCOME FUND - CLASS A & C
FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND - CLASS A, B & C











[Insert FRANKLIN TEMPLETON INVESTMENTS logo]                TF3









CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


Goals and Strategies            2

Main Risks                      5

Performance                    10

Fees and Expenses              24

Management                     32

Distributions and Taxes        40

Financial Highlights           44

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, QUALIFIED INVESTORS,  ACCOUNT
TRANSACTIONS AND SERVICES
[End callout]

Choosing a Share Class         68

Buying Shares                  77

Investor Services              80

Selling Shares                 83

Exchanging Shares              86

Account Policies               93

Questions                      102


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

THE FUNDS

GOALS AND STRATEGIES

GOALS

The Federal Intermediate-Term Fund's investment goal and the Federal Limited-Term Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes, including the individual alternative minimum tax, as is consistent with prudent investment management and the preservation of shareholders' capital.

The High Yield Fund's principal investment goal is to provide investors with a high current yield exempt from federal income taxes. Its secondary goal is capital appreciation to the extent possible and consistent with the Fund's principal investment goal.

The Double Tax-Free Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and from state personal income taxes, as is consistent with prudent investment management and the preservation of shareholders' capital.

Each state Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and from personal income taxes, if any, for resident shareholders of that Fund's state as is consistent with prudent investment management and the preservation of shareholders' capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, each Fund invests at least 80% of its assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. Each Fund applies this test to its net assets, except for the Federal Intermediate-Term Fund and the Federal Limited-Term Fund, each of which applies this test to its total assets. In addition, under normal market conditions, each state Fund invests at least 80% of its assets in securities that pay interest free from the personal income taxes, if any, of that Fund's state. The Double Tax-Free Fund also normally invests at least 80% of its net assets in securities whose interest is free from state personal income taxes. Although each Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of a Fund's net assets (or total assets with respect to the Federal Intermediate-Term Fund and the Federal Limited-Term Fund) may be invested in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.

MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.


Each Fund, except the High Yield Fund, only buys municipal securities rated in the top four ratings by U.S. nationally recognized rating services (or comparable unrated securities). The High Yield Fund may invest in securities rated in any rating category, including defaulted securities.


Each Fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid.

None of the Funds have restrictions on the maturity of the securities they may buy; however, the Federal Intermediate-Term Fund maintains a dollar-weighted average portfolio maturity of three to 10 years and the Federal Limited-Term Fund maintains a dollar-weighted average portfolio maturity of five years or less.

The manager selects securities that it believes will provide the best balance between risk and return within a Fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the Fund meet its goal. When selecting securities for the High Yield Fund's portfolio, the manager may consider existing market conditions, the availability of lower-rated securities, and whether the difference in yields between higher and lower-rated securities justifies the higher risk of lower-rated securities.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, a Fund may be unable to achieve its investment goal.

MAIN RISKS

INTEREST RATE

When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.


Because interest rates and municipal security prices fluctuate, the amount of a Fund's distributions, its yield, and the value of your investment in that Fund will go up and down. You could lose money.

STATE

Since each state Fund invests predominately in municipal securities of its state, events in that state are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state's municipal issuers.


A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a particular state can be unpredictable and can change at any time. For these reasons, each state Fund involves more risk than an investment in a fund that does not focus on securities of a single state.


To the extent the Federal Intermediate-Term, Federal Limited-Term, High Yield or Double Tax-Free Funds are invested in a state, events in that state may affect their investments and their performance.

U.S. TERRITORIES

Each Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories. As with state municipal securities, events in any of these territories where a Fund is invested may affect the Fund's investments and its performance.

CREDIT

An issuer of municipal securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Many of each Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. To the extent that a Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. A Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

INCOME

Since each Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CALL

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, a Fund may have to replace it with a lower-yielding security. At any time, each Fund may have a large amount of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower a Fund's income and yield and its distributions to shareholders.

MARKET

A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Each Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.


LOWER-RATED SECURITIES. Securities rated below the top four ratings, sometimes called "junk bonds," generally have more credit risk than higher-rated securities, and have greater potential to become distressed or to default. The High Yield Fund may invest up to 100% of its assets in lower-rated securities. None of the other Funds invests in securities rated below the top four ratings; however if the rating of a security is lowered, each Fund may continue to hold the investment.


The risk of default or price changes due to changes in the issuer's credit quality is greater with lower-rated securities. Issuers of lower-rated securities are typically in weaker financial health than issuers of higher-rated securities, and their ability to make interest payments or repay principal is less certain. These issuers also are more likely to encounter financial difficulties and to be materially affected by these difficulties when they encounter them. The market price of lower-rated, high yield securities may fluctuate more than higher-rated securities and may decline significantly in periods of general or regional economic difficulty. Prices are especially sensitive to developments affecting issuers and to changes in the ratings assigned by rating agencies. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, industry conditions, large sustained sales by major investors, a high-profile default, or other factors. High yield securities may be less liquid than higher-quality securities. These securities may not trade frequently, and when they do their prices may be significantly higher or lower than expected.

In addition, the High Yield Fund may also invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (generally referred to as "distressed debt"). Such investments typically involve the purchase of lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such issuers. The risk that the High Yield Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. The High-Yield Fund currently does not intend to invest more than 10% of its assets in defaulted securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

MUNICIPAL LEASE OBLIGATIONS

Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease can be cancelled without penalty and investors who own the lease obligations may not be paid.

DIVERSIFICATION

The Connecticut and Federal Intermediate-Term Funds are non-diversified funds. They may invest a greater portion of their assets in the municipal securities of one issuer than a diversified fund. These Funds may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of their shares. The Funds, however, intend to meet certain tax diversification requirements. The other Funds are all diversified funds.

The Federal Intermediate-Term, Federal Limited-Term and High Yield Funds do not necessarily focus their investments in a particular state. The High Yield Fund will not invest more than 25% of its total assets in the municipal securities of any one state or territory.

More detailed information about the Funds, their policies and risks and about municipal securities held by the Funds can be found in the Funds' Statement of Additional Information (SAI).

A description of the Funds' policies and procedures regarding the release of portfolio holdings information is also available in the Funds' SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

PERFORMANCE


These bar charts and tables show the volatility of each Fund's returns, which is one indicator of the risks of investing in a Fund. The bar charts show changes in each Fund's returns from year to year over the calendar years shown. The tables show how each Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. Each Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.


ARIZONA FUND - CLASS A ANNUAL TOTAL RETURNS/(1)

[Insert bar graph]



4.21%   8.23%  5.44%  -3.83% 10.30% 3.02%  7.65% 6.34%  6.04%  3.37%
  96      97     98    99     00      01    02     03     04    05
                                      YEAR

Best Quarter:                             Q3 '02      4.88%
Worst Quarter:                            Q2 '04     -2.81%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005

                                1 YEAR     5 YEARS    10 YEARS
----------------------------------------------------------------
Arizona Fund - Class A/(2)
Return Before Taxes             -0.98%      4.36%      4.56%
Return After Taxes on
Distributions                   -0.98%      4.36%      4.51%
Return After Taxes on
Distributions and Sale of
Fund Shares                      0.84%      4.42%      4.59%
Lehman Brothers Municipal
Bond Index/(3)                   3.51%      5.59%      5.71%
(index reflects no deduction
for fees, expenses, or taxes)

                                                        SINCE
                                                      INCEPTION
                                1 YEAR      5 YEAR    (2/1/00)
----------------------------------------------------------------
Arizona Fund - Class B/(2)      -1.17%      4.39%      5.69%
Lehman Brothers Municipal
Bond Index/(3)                   3.51%      5.59%      6.75%


                                1 YEAR     5 YEARS    10 YEARS
----------------------------------------------------------------
Arizona Fund - Class C/(2)       1.88%      4.70%      4.46%
Lehman Brothers Municipal
Bond Index/(3)                   3.51%      5.59%      5.71%



1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2006, the Fund's year-to-date return was -3.85% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. It includes reinvested income or distributions. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


COLORADO FUND - CLASS A ANNUAL TOTAL RETURNS/(1)

[Insert bar graph]



4.76%   8.82%  5.73%  -4.43% 11.56% 5.08%  8.08% 5.21%  4.81%  4.37%
  96      97     98    99     00     01      02    03     04    05

                                      YEAR

Best Quarter:                             Q4 '00      4.72%
Worst Quarter:                            Q2 '04     -2.67%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005
                                        1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------------
Colorado Fund - Class A/(2)
Return Before Taxes                    -0.04%     4.60%     4.87%
Return After Taxes on Distributions    -0.03%     4.60%     4.84%
Return After Taxes on Distributions
and Sale of Fund Shares                 1.50%      4.61%     4.86%
Lehman Brothers Municipal Bond          3.51%      5.59%     5.71%
INDEX/(3)
(index reflects no deduction for
fees, expenses, or taxes)


                                        1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------------
Colorado Fund - Class C/(2)             2.69%      4.91%     4.76%
Lehman Brothers Municipal Bond          3.51%      5.59%     5.71%
INDEX/(3)


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2006, the Fund's year-to-date return was -3.91% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. It includes reinvested income or distributions. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


CONNECTICUT FUND - CLASS A ANNUAL TOTAL RETURNS/(1)

[Insert bar graph]

4.48%   8.50%  5.96%  -4.82% 9.83%  5.65%  8.76% 3.63%  5.53%  4.52%
  96      97     98     99     00     01    02     03     04     05
                                      YEAR

Best Quarter:                             Q3 '02      5.01%
Worst Quarter:                            Q2 '04     -2.43%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005
                                        1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------------
Connecticut Fund - Class A/(2)
Return Before Taxes                     0.09%      4.69%     4.68%
Return After Taxes on Distributions     0.09%      4.69%     4.68%
Return After Taxes on Distributions
and Sale of Fund Shares                 1.55%      4.68%     4.71%
Lehman Brothers Municipal Bond          3.51%      5.59%     5.71%
INDEX/(3)
(index reflects no deduction for
fees, expenses, or taxes)


                                        1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------------
Connecticut Fund - Class C/(2)          2.93%      5.04%     4.57%
Lehman Brothers Municipal Bond          3.51%      5.59%     5.71%
INDEX/(3)


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2006, the Fund's year-to-date return was -3.99% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. It includes reinvested income or distributions. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


DOUBLE TAX-FREE FUND - CLASS A ANNUAL TOTAL RETURNS/(1)

[Insert bar graph]

5.08%   8.75%  5.74%  -2.34% 10.18% 4.24%  9.26% 4.31%  5.12%  3.91%
  96      97     98     99     00     01    02     03     04     05
                                      YEAR

Best Quarter:                             Q3 '02      4.64%
Worst Quarter:                            Q2 '04     -3.00%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005


                                         1 YEAR    5 YEARS  10 YEARS
----------------------------------------------------------------------
Double Tax-Free Income Fund - Class
A/(2)
Return Before Taxes                       0.51%     4.44%     4.91%
Return After Taxes on Distributions      -0.51%     4.42%     4.87%
Return After Taxes on Distributions
and Sale of Fund Shares                   1.11%     4.45%     4.88%
Lehman Brothers Municipal Bond Index/(3)  3.51%     5.59%     5.71%
(index reflects no deduction for fees,
expenses, or taxes)

                                         1 YEAR    5 YEARS  10 YEARS
----------------------------------------------------------------------
Double Tax-Free Income Fund - Class       2.34%     4.79%     4.80%
C/(2)
Lehman Brothers Municipal Bond Index/(3)  3.51%     5.59%     5.71%


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2006, the Fund's year-to-date return was -3.62% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. It includes reinvested income or distributions. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FEDERAL INTERMEDIATE-TERM FUND - CLASS A ANNUAL TOTAL RETURNS/(1)

[Insert bar graph]

6.68%   5.27%  5.80%  -1.84% 7.40% 5.57%  8.94%  5.35%  3.70% 2.15%
  96      97     98     99    00     01     02     03    04     05
                                      YEAR

Best Quarter:                             Q3 '02      4.14%
Worst Quarter:                            Q2 '04     -2.45%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005


                                          1 YEAR   5 YEARS  10 YEARS
----------------------------------------------------------------------
Federal Intermediate Fund - Class A/(2)
Return Before Taxes                       -0.17%    4.64%     4.63%
Return After Taxes on Distributions       -0.17%    4.64%     4.63%
Return After Taxes on Distributions and
Sale of Fund Shares                       1.13%     4.57%     4.60%
Lehman Brothers Municipal Bond Index:     2.74%     5.45%     5.69%
10-Year Compnent/(3)
(index reflects no deduction for fees,
expenses, or taxes)

                                                             SINCE
                                                            INCEPTION
                                                   1 YEAR   (7/1/03)
----------------------------------------------------------------------
Federal Intermediate Fund - Class C/(2)             0.60%     2.25%
Lehman Brothers Municipal Bond Index:               2.74%     3.25%
10-Year Component/(3)



1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2006, the Fund's year-to-date return was -2.39% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index: 10-Year Component is the 10-year (8-12) component of the Municipal Bond Index, which is a market value-weighted index for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. It includes reinvested income or distributions. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



FEDERAL LIMITED-TERM FUND - CLASS A ANNUAL TOTAL RETURNS/(1)

[Insert bar graph]

1.28%   0.63%
04      05
YEAR

Best Quarter:                             Q3 '04      1.66%
Worst Quarter:                            Q2 '04     -1.14%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005


                                                  SINCE
                                                  INCEPTION
                                          1 YEAR  (9/2/03)
------------------------------------------------------------
Federal Limited-Term Fund - Class A/(2)
Return Before Taxes                       0.63%     1.23%
Return After Taxes on Distributions       0.63%     1.23%
Return After Taxes on Distributions and
Sale of Fund Shares                       1.09%     1.28%
Lehman Brothers Municipal Bond Index: 5   0.95%     2.65%
-Year Component/(3)
(index reflects no deduction for fees,
expenses, or taxes)



1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2006, the Fund's year-to-date return was -2.10%.
2. Figures do not reflect sales charges. The Fund implemented a Class A sales charge effective February 1, 2006, which is not reflected in the average annual total returns shown above.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index: 5-Year Component is the 5-year (4-6) component of the Municipal
Bond Index, which is a market value-weighted index for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. It includes reinvested income or distributions. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


HIGH YIELD FUND - CLASS A ANNUAL TOTAL RETURNS/(1)

[Insert bar graph]

6.16%   10.60% 4.81%  -3.13% 5.77%  5.92%  5.15% 7.97%  6.88%  5.44%
  96      97     98     99     00     01    02     03     04     05
                                      YEAR

Best Quarter:                             Q2 '03      3.79%
Worst Quarter:                            Q4 '99     -2.42%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005
                                        1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------------
High Yield Fund - Class A/(2)
Return Before Taxes                     0.93%      5.35%     5.04%
Return After Taxes on Distributions     0.93%      5.35%     5.04%
Return After Taxes on Distributions
and Sale of Fund Shares                 2.41%      5.38%     5.13%
Lehman Brothers Municipal Bond          3.51%      5.59%     5.71%
INDEX/(3)
(index reflects no deduction for
fees, expenses, or taxes)

                                                            SINCE
                                                           INCEPTION
                                        1 YEAR    5 YEARS   (1/1/99)
----------------------------------------------------------------------
High Yield Fund - Class B/(2)            0.82%      5.36%     4.29%
Lehman Brothers Municipal Bond           3.51%      5.59%     5.30%
INDEX/(3)


                                        1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------------
High Yield Fund - Class C/(2)           3.80%      5.68%     4.93%
Lehman Brothers Municipal Bond          3.51%      5.59%     5.71%
INDEX/(3)


                                        1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------------
High Yield Fund - Advisor Class/(4)     5.44%      6.26%     5.50%

Lehman Brothers Municipal Bond          3.51%      5.59%     5.71%
INDEX/(3)


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2006, the Fund's year-to-date return was -3.10% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. It includes reinvested income or distributions. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Effective January 3, 2006, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 3, 2006, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 3, 2006, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.



NEW JERSEY FUND - CLASS A ANNUAL TOTAL RETURNS/(1)

[Insert bar graph]

4.04%   8.34%  6.11%  -3.36% 11.54% 4.70%  8.65% 4.77%  5.16%  4.45%
  96      97     98     99     00     01    02     03     04     05
                                      YEAR

Best Quarter:                             Q3 '02      4.53%
Worst Quarter:                            Q2 '04     -2.35%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005
                                        1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------------
New Jersey Fund - Class A/(2)
Return Before Taxes                    -0.01%     4.62%     4.92%
Return After Taxes on Distributions    -0.01%     4.62%     4.92%
Return After Taxes on Distributions
and Sale of Fund Shares                 1.50%      4.62%     4.92%
Lehman Brothers Municipal Bond          3.51%      5.59%     5.71%
INDEX/(3)
(index reflects no deduction for
fees, expenses, or taxes)

                                                             SINCE
                                                           INCEPTION
                                        1 YEAR    5 YEARS   (2/1/00)
----------------------------------------------------------------------
New Jersey Fund - Class B/(2)          -0.22%     4.65%      6.08%
Lehman Brothers Municipal Bond          3.51%     5.59%      6.75%
INDEX/(3)


                                        1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------------
New Jersey Fund - Class C/(2)           2.84%      4.97%     4.80%
Lehman Brothers Municipal Bond          3.51%      5.59%     5.71%
INDEX/(3)


1. Figures do not reflect sales charges. If they did, returns would be lower.
As of March 31, 2006, the Fund's year-to-date return was -4.03% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. It includes reinvested income or distributions. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



OREGON FUND - CLASS A ANNUAL TOTAL RETURNS/(1)

[Insert bar graph]

4.32%   8.24%  5.44%  -3.87% 10.98% 4.19%  8.13% 5.49%  5.30%  4.31%
 96      97     98      99     00     01     02    03     04     05
                                      YEAR

Best Quarter:                             Q3'02       4.26%
Worst Quarter:                            Q2'04      -2.24%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005


                                      1 YEAR     5 YEARS    10 YEARS
----------------------------------------------------------------------
Oregon Fund - Class A/(2)
Return Before Taxes                   -0.15%      4.56%      4.73%
Return After Taxes on Distributions   -0.15%      4.56%      4.73%
Return After Taxes on
Distributions and Sale of Fund         1.38%      4.56%      4.75%
Shares
Lehman Brothers Municipal Bond         3.51%      5.59%      5.71%
Index/(3)
(index reflects no deduction for
fees, expenses, or taxes)


                                      1 YEAR     5 YEARS    10 YEARS
----------------------------------------------------------------------
Oregon Fund - Class C/(2)              2.70%      4.90%      4.62%
Lehman Brothers Municipal Bond         3.51%      5.59%      5.71%
Index/(3)


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2006, the Fund's year-to-date return was -4.02% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. It includes reinvested income or distributions. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


PENNSYLVANIA FUND - CLASS A ANNUAL TOTAL RETURNS/(1)

[Insert bar graph]

4.50%   8.94%  5.48%  -4.08% 10.88% 5.40%  8.99% 4.74%  4.22%  4.03%
  96      97     98     99     00     01    02     03     04    05
                                      YEAR

Best Quarter:                             Q3 '02      4.41%
Worst Quarter:                            Q2 '04     -2.42%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005


                                         1 YEAR    5 YEARS  10 YEARS
----------------------------------------------------------------------
Pennsylvania Fund - Class A/(2)
Return Before Taxes                      -0.36%     4.54%     4.78%
Return After Taxes on Distributions      -0.36%     4.54%     4.75%
Return After Taxes on Distributions
and Sale of Fund Shares                   1.28%     4.57%     4.80%
Lehman Brothers Municipal Bond Index/(3)  3.51%     5.59%     5.71%
(index reflects no deduction for fees,
expenses, or taxes)

                                                              SINCE
                                                             INCEPTION
                                         1 YEAR    5 YEARS  (2/1/00)
----------------------------------------------------------------------
Pennsylvania Fund - Class B/(2)           -0.53%     4.58%     5.91%
Lehman Brothers Municipal Bond Index/(3)   3.51%     5.59%     6.75%


                                         1 YEAR    5 YEARS  10 YEARS
----------------------------------------------------------------------
Pennsylvania Fund - Class C/(2)            2.54%     4.91%     4.67%
Lehman Brothers Municipal Bond Index/(3)   3.51%     5.59%     5.71%


1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2006, the Fund's year-to-date return was -3.75% for Class A.
2. Figures reflect sales charges.
3. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. It includes reinvested income or distributions. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES                 (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                               DOUBLE      FEDERAL
                   ARIZONA COLORADO CONNECTICUTTAX-FREE  INTERMEDIATE-TERM
CLASS A             FUND     FUND      FUND      FUND       FUND
---------------------------------------------------------------------
Maximum sales
charge (load) as
a percentage of
offering price/(1)   4.25%   4.25%     4.25%      4.25%      2.25%
 Load imposed on
purchases/(1)        4.25%   4.25%     4.25%      4.25%      2.25%
 Maximum deferred
sales charge
(load)/(2)           None    None      None        None      None
Redemption fee on
shares sold
within 7
calendar days
following their
purchase             2.00%   2.00%     2.00%      2.00%      2.00%
date/(3)

CLASS B/(4)
---------------------------------------------------------------------
Maximum sales
charge (load) as
a percentage of
offering price      4.00%     -         -          -          -
 Load imposed on
purchases           None      -         -          -          -
 Maximum deferred
sales  charge
(load)/(5)          4.00%     -         -          -          -
Redemption fee on
shares sold
within 7 calendar
days following
their purchase      2.00%     -         -         -           -
date/(3)

CLASS C
---------------------------------------------------------------------
Maximum sales
charge (load) as
a percentage of
offering price      1.00%   1.00%     1.00%      1.00%      1.00%
 Load imposed on
purchases           None     None      None      None       None
 Maximum deferred
sales  charge
(load)              1.00%   1.00%     1.00%      1.00%      1.00%
Redemption fee on
shares sold
within 7 calendar
days following
their purchase      2.00%   2.00%     2.00%     2.00%       2.00%
date/(3)

                   FEDERAL HIGH     NEW        OREGON   PENNSYLVANIA
CLASS A            LIMITED-YIELD    JERSEY       FUND      FUND
                     FUND           FUND
--------------------------------------------------------------------
Maximum sales
charge (load) as
a percentage of
offering price/(1)  2.25%   4.25%     4.25%     4.25%      4.25%
 Load imposed on
purchases(1)        2.25%   4.25%     4.25%     4.25%      4.25%
 Maximum deferred
sales charge
(load)/(2)          None    None      None     None        None
Redemption fee
on shares sold
within 7
calendar days
following their
purchase            2.00%   2.00%     2.00%     2.00%      2.00%
date(3)

CLASS B/(4)
--------------------------------------------------------------------
Maximum sales
charge (load) as
a percentage of
offering price        -     4.00%     4.00%       -        4.00%
 Load imposed on
purchases             -      None      None       -        None
 Maximum deferred
sales charge
(load)/(5)             -    4.00%     4.00%       -        4.00%
Redemption fee on
shares sold
within 7 calendar
days following
their purchase        -     2.00%     2.00%       -        2.00%
date/(3)

CLASS C
--------------------------------------------------------------------
Maximum sales
charge (load) as
a percentage of
offering price        -     1.00%     1.00%     1.00%      1.00%
 Load imposed on
purchases             -      None      None      None      None
 Maximum deferred
sales charge
(load)                -     1.00%     1.00%     1.00%      1.00%
Redemption fee on
shares sold
within 7 calendar
days following
their purchase        -     2.00%     2.00%     2.00%      2.00%
date/(3)


Please see "Choosing a Share Class" on page 68 for an explanation of how and when these sales charges apply.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                    DOUBLE      FEDERAL
                    ARIZONA COLORADO  CONNECTICUT TAX-FREE  INTERMEDIATE-TERM
CLASS A              FUND     FUND       FUND       FUND       FUND
------------------------------------------------------------------------
Management fees      0.48%    0.52%     0.53%      0.52%      0.50%
Distribution and
service (12b-1)
fees                 0.10%    0.10%     0.10%      0.10%      0.10%
Other expenses       0.05%    0.07%     0.08%      0.09%      0.09%
                    ----------------------------------------------------
Total annual Fund
operating expenses   0.63%    0.69%     0.71%      0.71%      0.69%
                    ----------------------------------------------------

CLASS B/(4)
------------------------------------------------------------------------
Management fees      0.48%      -         -          -          -
Distribution and
service (12b-1)
fees                 0.65%      -         -          -          -
Other expenses       0.05%      -         -          -          -
                    ----------------------------------------------------
Total annual Fund
operating expenses   1.18%      -         -          -          -
                    ----------------------------------------------------

CLASS C
------------------------------------------------------------------------
Management fees      0.48%    0.52%     0.53%      0.52%      0.50%
Distribution and
service (12b-1)
fees                 0.65%    0.65%     0.65%      0.65%      0.65%
Other expenses       0.05%    0.07%     0.08%      0.09%      0.09%
                    ----------------------------------------------------
Total annual Fund
operating expenses   1.18%    1.24%     1.26%      1.26%      1.24%
                    ----------------------------------------------------

                    FEDERAL    HIGH
                 LIMITED-TERM  YIELD   NEW JERSEY   OREGON    PENNSYLVANIA
CLASS A             FUND/(6)  FUND/(7)     FUND       FUND        FUND
------------------------------------------------------------------------
Management fees      0.50%   0.46%     0.48%       0.49%      0.48%
Distribution and
service (12b-1)
fees                 0.15%   0.10%     0.10%       0.10%      0.10%
Other expenses       0.44%   0.07%     0.07%       0.07%      0.08%
                    ----------------------------------------------------
Total annual Fund
operating expenses   1.09%   0.63%     0.65%       0.66%      0.66%
                    ----------------------------------------------------

CLASS B/(4)
------------------------------------------------------------------------
Management fees        -     0.46%     0.48%         -        0.48%
Distribution and
service (12b-1)
fees                   -     0.65%     0.65%         -        0.65%
Other expenses         -     0.07%     0.07%         -        0.08%
                    ----------------------------------------------------
Total annual Fund      -                             -
operating expenses           1.18%     1.20%                  1.21%
                    ----------------------------------------------------

CLASS C
------------------------------------------------------------------------
Management fees        -     0.46%     0.48%       0.49%      0.48%
Distribution and
service (12b-1)
fees                   -     0.65%     0.65%       0.65%      0.65%
Other expenses         -     0.07%     0.07%       0.07%      0.08%
                    ----------------------------------------------------
Total annual Fund
operating expenses     -     1.18%     1.20%       1.21%      1.21%
                    ----------------------------------------------------

ADVISOR CLASS
------------------------------------------------------------------------
Management fees        -     0.46%       -           -          -
Distribution and
service (12b-1)
fees                   -     None        -           -          -
Other expenses         -     0.07%       -           -          -
                    ----------------------------------------------------

Total annual Fund
operating expenses     -     0.53%       -           -          -
                    ----------------------------------------------------

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 72).

3. The redemption fee is calculated as a percentage of the amount redeemed (using standard rounding criteria), and may be charged when you sell or exchange your shares or if your shares are involuntarily redeemed. The fee is retained by the Fund and generally withheld from redemption proceeds. For more details, see "Redemption Fee" section.

4. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.
5. Declines to zero after six years.
6. For the fiscal year ended February 28, 2006, the manager and administrator had agreed in advance to waive or limit their respective fees. With these waivers and limitations, management fees were 0.11% and total annual Fund operating expenses were 0.50%. The manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees.
7. The Fund began offering Advisor Class shares on January 3, 2006. Total annual Fund operating expenses are annualized.


EXAMPLE

This example can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                            FEDERAL
                                              DOUBLE     INTERMEDIATE-
              ARIZONA   COLORADO   CONNECTICUT TAX-FREE     TERM
               FUND       FUND        FUND        FUND      FUND
-------------------------------------------------------------------
If you sell your shares at the end of the period:

CLASS A

1 Year/(1)      $487       $492        $494       $494       $294
3 Years         $618       $636        $642       $642       $441
5 Years         $761       $793        $803       $803       $601
10 Years       $1,178     $1,247      $1,270     $1,270     $1,064

CLASS B

1 Year          $520         -          -          -           -
3 Years         $675         -          -          -           -
5 Years         $849         -          -          -           -
10 Years/(2)   $1,279        -          -          -           -

CLASS C

1 Year          $220       $226        $228       $228       $226
3 Years         $375       $393        $400       $400       $393
5 Years         $649       $681        $692       $692       $681
10 Years       $1,432     $1,500      $1,523     $1,523     $1,500

If you do not sell your shares:

CLASS B

1 Year          $120         -          -          -           -
3 Years         $375         -          -          -           -
5 Years         $649         -          -          -           -
10 Years/(2)   $1,279        -          -          -           -

CLASS C

1 Year          $120       $126        $128       $128       $126
3 Years         $375       $393        $400       $400       $393
5 Years         $649       $681        $692       $692       $681
10 Years       $1,432     $1,500      $1,523     $1,523     $1,500



FEDERAL    HIGH YIELD     NEW JERSEY       OREGON
LIMITED-   FUND           FUND             FUND          PENNSYLVANIA
TERM FUND                                                    FUND
-------------------------------------------------------------------
If you sell your shares at the end of the period:

CLASS A

1 Year/(1)      $334       $487        $489       $490       $490
3 Years         $564       $618        $624       $627       $627
5 Years         $812       $761        $772       $777       $777
10 Years       $1,524     $1,178      $1,201     $1,213     $1,213

CLASS B

1 Year           -         $520        $522        -         $523
3 Years          -         $675        $681        -         $684
5 Years          -         $849        $860        -         $865
10 Years/(2)     -        $1,279      $1,302       -        $1,313

CLASS C

1 Year           -         $220        $222       $223       $223
3 Years          -         $375        $381       $384       $384
5 Years          -         $649        $660       $665       $665
10 Years         -        $1,432      $1,455     $1,466     $1,466

ADVISOR
CLASS

1 Year           -          $54         -          -           -
3 Years          -         $170         -          -           -
5 Years          -         $296         -          -           -
10 Years/(2)     -         $665         -          -           -

If you do not sell your shares:

CLASS B

1 Year           -         $120        $122        -         $123
3 Years          -         $375        $381        -         $384
5 Years          -         $649        $660        -         $665
10 Years/(2)      -        $1,279      $1,302       -        $1,313

CLASS C

1 Year           -         $120        $122       $123       $123
3 Years          -         $375        $381       $384       $384
5 Years          -         $649        $660       $665       $665
10 Years         -        $1,432      $1,455     $1,466     $1,466

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San
Mateo, CA 94403-1906, is each Fund's investment manager.
Together, Advisers and its affiliates manage over $492 billion in assets.

The Funds are managed by a team of dedicated professionals focused on investing in tax-free securities. The portfolio managers have responsibility for the day-to-day management of particular Funds and operate as a team to develop ideas and implement investment strategy for all the Funds. They are as follows:


JAMES CONN CFA, VICE PRESIDENT OF ADVISERS
Mr. Conn has been an analyst or portfolio manager of the Federal
Intermediate-Term Fund since December 1999 and Federal Limited-Term Fund since inception. He joined Franklin Templeton Investments in 1996.

CARRIE HIGGINS, VICE PRESIDENT OF ADVISERS Ms. Higgins has been an analyst or portfolio manager of the Arizona, Colorado, Double Tax-Free and New Jersey Funds since 1992 and the Connecticut and Pennsylvania Funds since 2004. She joined Franklin Templeton Investments in 1990.

JOHN HOPP, VICE PRESIDENT OF ADVISERS
Mr. Hopp has been an analyst or portfolio manager of the High Yield Fund since 1993. He joined Franklin Templeton Investments in 1991.

JOHN POMEROY, VICE PRESIDENT OF ADVISERS Mr. Pomeroy has been an analyst or portfolio manager of the Federal Intermediate-Term and Federal Limited-Term Funds since their inception. He joined Franklin Templeton Investments in 1986.

FRANCISCO RIVERA, VICE PRESIDENT OF ADVISERS Mr. Rivera has been an analyst or portfolio manager of the Arizona Fund since 1996 and the High Yield Fund since 2004. He joined Franklin Templeton Investments in 1994.

CHRISTOPHER SPERRY CFA, VICE PRESIDENT OF ADVISERS Mr. Sperry has been an analyst or portfolio manager of the Oregon Fund since 2000. He joined Franklin Templeton Investments in 1996.

JOHN WILEY, VICE PRESIDENT OF ADVISERS
Mr. Wiley has been an analyst or portfolio manager of the High Yield and Oregon Funds since 1991. He joined Franklin Templeton Investments in 1989.

STELLA S. WONG, VICE PRESIDENT OF ADVISERS
Ms. Wong has been an analyst or portfolio manager of the Colorado, Connecticut, New Jersey and Pennsylvania Funds since their inception and the Double Tax-Free Fund since 1986. She joined Franklin Templeton Investments in 1986.

The following individuals are jointly responsible for the day-to-day management of the Funds:

ARIZONA FUND


CARRIE HIGGINS. Ms. Higgins has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

FRANCISCO RIVERA. Mr. Rivera is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.


COLORADO FUND


CARRIE HIGGINS. Ms. Higgins has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

STELLA S. WONG. Ms. Wong is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.


CONNECTICUT FUND


STELLA S. WONG. Ms. Wong has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

CARRIE HIGGINS. Ms. Higgins is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.


DOUBLE TAX-FREE FUND


CARRIE HIGGINS. Ms. Higgins has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

STELLA S. WONG. Ms. Wong is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.


FEDERAL INTERMEDIATE-TERM FUND


JOHN POMEROY. Mr. Pomeroy has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JAMES CONN. Mr. Conn is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.


FEDERAL LIMITED-TERM FUND


JAMES CONN. Mr. Conn has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JOHN POMEROY. Mr. Pomeroy is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.


HIGH YIELD FUND

JOHN WILEY
JOHN HOPP
FRANCISCO RIVERA

The managers for High Yield Fund have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

NEW JERSEY FUND


STELLA S. WONG. Ms. Wong has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

CARRIE HIGGINS. Ms. Higgins is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.


OREGON FUND


CHRISTOPHER S. SPERRY. Mr. Sperry has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

JOHN WILEY. Mr. Wiley is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.


PENNSYLVANIA FUND


STELLA S. WONG. Ms. Wong has primary responsibility for the investments of the Fund. She has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time.

CARRIE HIGGINS. Ms. Higgins is a manager of the Fund, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

Each Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended February 28, 2006, each Fund paid to the manager for its services the following management fees as a percentage of its average monthly net assets:



                                         MANAGEMENT FEES
                                        (as a percentage
                                           of average
                                           monthly net
                                             assets)
----------------------------------------------------------

Arizona Fund                                  0.48%
Colorado Fund                                 0.52%
Connecticut Fund                              0.53%
Double Tax-Free Fund                          0.52%
Federal Intermediate-Term Fund                0.50%
Federal Limited-Term Fund/(1)                 0.11%
High Yield Fund                               0.46%
New Jersey Fund                               0.48%
Oregon Fund                                   0.49%
Pennsylvania Fund                             0.48%


1. For the fiscal year ended February 28, 2006, management fees, before any advance waivers were 0.50% of the Fund's average monthly net assets. Under the agreement by the manager to limit its fees, the Fund paid the amount shown. The manager may end this arrangement at any time upon notice to the Fund's board of trustees.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's semiannual report to shareholders for the six-month period ended August 31, 2005.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. Such plan has been prepared and submitted to the SEC for approval.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.


Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund typically declares an income dividend each day that its net asset value is calculated and pays them monthly. A Fund does not pay "interest." Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to sell your shares. Capital gains, if any, may be distributed at least annually. The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.


AVOID "BUYING A DIVIDEND." If you invest in a Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on December 20th at the Fund's NAV of $10 per share, and the Fund makes a capital gain distribution on December 21st of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.


TAX CONSIDERATIONS

You may receive three different types of distributions from the Fund:


o EXEMPT-INTEREST DIVIDENDS. Most Fund distributions consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are also exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors, or for residents of other states. Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in a Fund.


Exempt-interest dividends are taken into account when determining the taxable portion of your Social Security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.

o TAXABLE INCOME DIVIDENDS. Each Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. A Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividends subject to reduced rates of taxation for individuals.

o CAPITAL GAIN DISTRIBUTIONS. Each Fund also may realize net long-term capital gains and distribute these gains to you as capital gain distributions. These distributions are taxable to you as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions qualify for the 15% tax rate (5% for individuals in the 10% and 15% federal rate brackets).


ANNUAL STATEMENTS. Under the law in effect prior to the passage of the Tax Increase Prevention and Reconciliation Act of 2005 (TIPRA 2005), if a Fund made or makes a TAXABLE ORDINARY INCOME OR CAPITAL GAIN DISTRIBUTION to you of $10 or more, you would have received or will receive a statement in January of the following year that shows the tax status of the distributions you received. Distributions of ordinary income and capital gains are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

Under TIPRA 2005, each Fund is now required for income distributions made after January 1, 2006 of $10 or more to provide you with a statement in January of the following year showing the amount of exempt-interest dividends paid as well.

RECLASSIFICATION RISK. The Internal Revenue Service (IRS) has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction or become taxable by reason of refinancing irregularities or the misuse of proceeds from the bond offering. While the Fund endeavors to purchase only bona fide tax-exempt securities, there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income for the Fund. In this case, the Fund might be required to send to you and file with the IRS information returns (Forms 1099-DIV) for the current or prior calendar years classifying (or reclassifying) some of its exempt-interest dividends as taxable dividends. On prior year dividends, you might need to file amended income tax returns and pay additional tax and interest to avoid additional penalties and to limit interest charges on these taxable dividends.


SALES OF FUND SHARES. When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.


STATE AND LOCAL TAXES. Distributions of ordinary income and capital gains (if any), and gains from the sale of your Fund shares, generally are subject to state and local taxes.

NON-U.S. INVESTORS. The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Exempt-interest dividends and capital gain dividends paid by a Fund from its net long-term capital gains are generally exempt from this withholding tax. The 2004 Tax Act amended these withholding tax provisions to exempt most dividends paid by a Fund from U.S. source taxable interest income and short-term capital gains to the extent such income and gains would be exempt if earned directly by a non-U.S. investor.

Under this law, any taxable ordinary dividends designated as interest-related dividends (dividends that are designated as a payment out of qualified interest income) and short-term capital gain dividends generally will not be subject to a U.S. withholding tax, provided you properly certify your status as a non-U.S. investor. These exemptions from withholding are due to sunset on February 29, 2008.

Non-U.S. investors may also be subject to U.S. estate tax. The 2004 Tax Act provides a partial exemption from U.S. estate tax that may apply to Fund shares held by the estate of a non-U.S. decedent dying after December 31, 2004 and before January 1, 2008.

Special U.S. tax certification requirements apply to non-U.S. investors. Non-U.S. investors who fail to meet these certification requirements will be subject to backup withholding on any taxable and tax-exempt dividends, short-term capital gain dividends, distributions of long-term capital gains, and redemption proceeds received from a Fund. See the detailed information for non-U.S. investors contained in the section on "Distributions and Taxes" in the Statement of Additional Information, or contact Franklin Templeton Investments at 1-800/DIAL BEN for more information on these requirements.

BACKUP WITHHOLDING. If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of taxable income, capital gains or proceeds from the sale of your shares. You should be aware that TIPRA 2005 has extended the backup withholding requirement to payments of tax-exempt interest. SHAREHOLDERS SUBJECT TO BACKUP WITHHOLDING WILL BE SUBJECT TO WITHHOLDING AT A RATE OF 28% ON ANY REPORTABLE EXEMPT-INTEREST DIVIDENDS THAT THEY RECEIVE EVEN THOUGH THIS INCOME IS NOT TAXABLE.

OTHER TAX INFORMATION. This discussion of "Distributions and Taxes" is not written to provide you with tax advice, and does not purport to deal with all of the federal tax consequences that may be applicable to your investment in a Fund. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund, or about the federal, state, local or foreign tax consequences of your investment in a Fund.


FINANCIAL HIGHLIGHTS

These tables present each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

ARIZONA FUND - CLASS A

                                                   ---------------------------------------------------------------
                                                                      YEAR ENDED FEBRUARY 28,
                                                       2006         2005       2004 d         2003         2002
                                                   ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $   11.21    $   11.21    $   10.88    $   10.76    $   10.83
                                                   ---------------------------------------------------------------
Income from investment operations:

   Net investment income a .....................        0.48         0.50         0.52         0.54         0.55

   Net realized and unrealized gains (losses) ..       (0.12)       (0.01)        0.33         0.12        (0.06)
                                                   ---------------------------------------------------------------
Total from investment operations ...............        0.36         0.49         0.85         0.66         0.49
                                                   ---------------------------------------------------------------
Less distributions from net investment income ..       (0.48)       (0.49)       (0.52)       (0.54)       (0.56)
                                                   ---------------------------------------------------------------
Redemption fees ................................          -- c         -- c         --           --           --
                                                   ---------------------------------------------------------------
Net asset value, end of year ...................   $   11.09    $   11.21    $   11.21    $   10.88    $   10.76
                                                   ===============================================================

Total return b .................................        3.25%        4.61%        8.00%        6.28%        4.63%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $ 885,864    $ 852,608    $ 900,646    $ 880,409    $ 877,126

Ratios to average net assets:

   Expenses ....................................        0.63%        0.63%        0.63%        0.63%        0.64%

   Net investment income .......................        4.34%        4.52%        4.75%        5.00%        5.12%

Portfolio turnover rate ........................       33.22%       27.99%       16.22%       24.94%       27.59%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.



ARIZONA FUND -  CLASS B


                                                   ---------------------------------------------------------------
                                                                      YEAR ENDED FEBRUARY 28,
                                                    2006         2005       2004 d         2003         2002
                                                   ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $   11.27    $   11.26    $   10.93    $   10.81    $   10.86
                                                   ---------------------------------------------------------------
Income from investment operations:

   Net investment income a .....................        0.43         0.44         0.46         0.48         0.50

   Net realized and unrealized gains (losses) ..       (0.13)          --         0.33         0.12        (0.05)
                                                   ---------------------------------------------------------------
Total from investment operations ...............        0.30         0.44         0.79         0.60         0.45
                                                   ---------------------------------------------------------------
Less distributions from net investment income ..       (0.42)       (0.43)       (0.46)       (0.48)       (0.50)
                                                   ---------------------------------------------------------------
Redemption fees ................................          -- c         -- c         --           --           --
                                                   ---------------------------------------------------------------
Net asset value, end of year ...................   $   11.15    $   11.27    $   11.26    $   10.93    $   10.81
                                                   ===============================================================

Total return b .................................        2.68%        4.09%        7.28%        5.76%        4.22%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................      22,315    $  23,753    $  25,617    $  20,648    $  11,798

Ratios to average net assets:

   Expenses ....................................        1.18%        1.18%        1.18%        1.18%        1.19%

   Net investment income .......................        3.79%        3.97%        4.20%        4.45%        4.57%

Portfolio turnover rate ........................       33.22%       27.99%       16.22%       24.94%       27.59%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.





ARIZONA FUND - CLASS C

                                                   ---------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
                                                     2006         2005       2004 d         2003         2002
                                                   ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $   11.32    $   11.31    $   10.97    $   10.85    $   10.90
                                                   ---------------------------------------------------------------
Income from investment operations:

   Net investment income a .....................        0.43         0.44         0.46         0.48         0.50

   Net realized and unrealized gains (losses) ..       (0.13)          --         0.33         0.12        (0.05)
                                                   ---------------------------------------------------------------
Total from investment operations ...............        0.30         0.44         0.79         0.60         0.45
                                                   ---------------------------------------------------------------
Less distributions from net investment income ..       (0.42)       (0.43)       (0.45)       (0.48)       (0.50)
                                                   ---------------------------------------------------------------
Redemption fees ................................          -- c         -- c         --           --           --
                                                   ---------------------------------------------------------------
Net asset value, end of year ...................   $   11.20    $   11.32    $   11.31    $   10.97    $   10.85
                                                   ---------------------------------------------------------------

Total return b .................................        2.66%        4.09%        7.42%        5.66%        4.21%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $  51,071    $  44,055    $  43,027    $  37,315    $  31,526

Ratios to average net assets:

   Expenses ....................................        1.18%        1.18%        1.20%        1.16%        1.19%

   Net investment income .......................        3.79%        3.97%        4.18%        4.47%        4.57%

Portfolio turnover rate ........................       33.22%       27.99%       16.22%       24.94%       27.59%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.





COLORADO FUND - CLASS A

                                                  ----------------------------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
                                                      2006             2005           2004 d             2003             2002
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $      12.04     $      12.19     $      11.98     $      11.79     $      11.64
                                                  ----------------------------------------------------------------------------------
Income from investment operations:

   Net investment income a .....................          0.53             0.54             0.55             0.57             0.58

   Net realized and unrealized gains (losses) ..         (0.01)           (0.15)            0.19             0.19             0.16
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............          0.52             0.39             0.74             0.76             0.74
                                                  ----------------------------------------------------------------------------------
Less distributions from net investment income ..         (0.53)           (0.54)           (0.53)           (0.57)           (0.59)
                                                  ----------------------------------------------------------------------------------
Redemption fees ................................            -- c             -- c             --               --               --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of year ...................  $      12.03     $      12.04     $      12.19     $      11.98     $      11.79
                                                  ==================================================================================

Total return b .................................          4.41%            3.39%            6.39%            6.62%            6.48%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $    382,608     $    346,589     $    339,134     $    345,825     $    309,109

Ratios to average net assets:

   Expenses ....................................          0.69%            0.69%            0.69%            0.69%            0.70%

   Net investment income .......................          4.40%            4.52%            4.56%            4.79%            4.95%

Portfolio turnover rate ........................         23.19%           30.06%           17.79%           26.30%           20.72%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.




COLORADO FUND - CLASS C

                                                  ----------------------------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
                                                      2006             2005           2004 d             2003             2002
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $      12.13     $      12.27     $      12.06     $      11.86     $      11.70
                                                  ----------------------------------------------------------------------------------
Income from investment operations:

   Net investment income a .....................          0.47             0.48             0.48             0.51             0.52

   Net realized and unrealized gains (losses) ..         (0.01)           (0.14)            0.20             0.20             0.16
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............          0.46             0.34             0.68             0.71             0.68
                                                  ----------------------------------------------------------------------------------
Less distributions from net investment income ..         (0.47)           (0.48)           (0.47)           (0.51)           (0.52)
                                                  ----------------------------------------------------------------------------------
Redemption fees ................................            -- c             -- c             --               --               --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of year ...................  $      12.12     $      12.13     $      12.27     $      12.06     $      11.86
                                                  ==================================================================================

Total return b .................................          3.81%            2.88%            5.75%            6.10%            5.95%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $     43,676     $     40,875     $     43,075     $     43,821     $     34,473

Ratios to average net assets:

   Expenses ....................................          1.24%            1.24%            1.26%            1.22%            1.25%

   Net investment income .......................          3.85%            3.97%            3.99%            4.26%            4.40%

Portfolio turnover rate ........................         23.19%           30.06%           17.79%           26.30%           20.72%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.




CONNECTICUT FUND - CLASS A

                                                           ------------------------------------------------------------------------
                                                                                   YEAR ENDED FEBRUARY 28,
                                                              2006           2005         2004 d           2003          2002
                                                           ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................   $     11.11    $     11.12     $    11.10    $     10.88    $    10.63
                                                           ------------------------------------------------------------------------
Income from investment operations:

   Net investment income a .............................          0.48           0.49           0.49           0.51          0.53

   Net realized and unrealized gains (losses) ..........         (0.01)         (0.02)          0.02           0.22          0.25
                                                           ------------------------------------------------------------------------
Total from investment operations .......................          0.47           0.47           0.51           0.73          0.78
                                                           ------------------------------------------------------------------------
Less distributions from net investment income ..........         (0.48)         (0.48)         (0.49)         (0.51)        (0.53)
                                                           ------------------------------------------------------------------------
Redemption fees ........................................            --             -- c           --             --            --
                                                           ------------------------------------------------------------------------
Net asset value, end of year ...........................   $     11.10    $     11.11     $    11.12    $     11.10    $    10.88
                                                           ========================================================================

Total return b .........................................          4.33%          4.38%          4.72%          6.90%         7.53%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................   $   274,407    $   249,286     $  265,854    $   279,268    $  266,100

Ratios to average net assets:

   Expenses ............................................          0.71%          0.71%          0.70%          0.70%         0.70%

   Net investment income ...............................          4.30%          4.46%          4.43%          4.66%         4.91%

Portfolio turnover rate ................................          7.73%          2.77%          6.79%         10.20%        15.45%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.












CONNECTICUT FUND - CLASS C

                                                       ------------------------------------------------------------------------
                                                                                   YEAR ENDED FEBRUARY 28,
                                                          2006           2005         2004 d           2003          2002
                                                       ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................   $     11.16    $     11.17     $    11.15    $     10.92    $    10.66
                                                       ------------------------------------------------------------------------
Income from investment operations:

   Net investment income a .........................          0.42           0.43           0.43           0.45          0.47

   Net realized and unrealized gains (losses) ......         (0.01)         (0.02)          0.02           0.23          0.26
                                                       ------------------------------------------------------------------------
Total from investment operations ...................          0.41           0.41           0.45           0.68          0.73
                                                       ------------------------------------------------------------------------
Less distributions from net investment income ......         (0.42)         (0.42)         (0.43)         (0.45)        (0.47)
                                                       ------------------------------------------------------------------------
Redemption fees ....................................            --             -- c           --             --            --
                                                       ------------------------------------------------------------------------
Net asset value, end of year .......................   $     11.15    $     11.16     $    11.17    $     11.15   $     10.92
                                                       ========================================================================

Total return b .....................................          3.75%          3.78%          4.12%          6.40%         7.01%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................   $     45,564   $    40,942     $   42,817    $    46,267    $   38,368

Ratios to average net assets:

   Expenses ........................................          1.26%          1.26%          1.27%          1.24%         1.25%

   Net investment income ...........................          3.75%          3.91%          3.86%          4.12%         4.36%

Portfolio turnover rate ............................          7.73%          2.77%          6.79%         10.20%        15.45%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.







DOUBLE TAX-FREE FUND - CLASS A


                                                     -----------------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
                                                        2006            2005          2004 d            2003           2002
                                                     -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $     11.99     $     12.06     $     11.90     $     11.68     $    11.55
                                                     -----------------------------------------------------------------------------
Income from investment operations:

   Net investment income a .......................          0.50            0.51            0.52            0.54           0.56

   Net realized and unrealized gains (losses) ....         (0.01)          (0.05)           0.19            0.22           0.15
                                                     -----------------------------------------------------------------------------
Total from investment operations .................          0.49            0.46            0.71            0.76           0.71
                                                     -----------------------------------------------------------------------------

Less distributions from:

   Net investment income .........................         (0.50)          (0.51)          (0.52)          (0.54)         (0.58)

   Net realized gains ............................            --           (0.02)          (0.03)             --             -- e
                                                     -----------------------------------------------------------------------------
Total distributions ..............................         (0.50)          (0.53)          (0.55)          (0.54)         (0.58)
                                                     -----------------------------------------------------------------------------
Redemption fees ..................................            -- c            -- c            --              --             --
                                                     -----------------------------------------------------------------------------
Net asset value, end of year .....................   $     11.98     $     11.99     $     12.06     $     11.90     $    11.68
                                                     =============================================================================

Total return b ...................................          4.13%           4.01%           6.18%           6.67%          6.29%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $   370,481     $   309,495     $   298,732     $   273,119     $  239,081

Ratios to average net assets:

   Expenses ......................................          0.71%           0.72%           0.72%           0.74%          0.75%

   Net investment income .........................          4.17%           4.31%           4.35%           4.61%          4.84%

Portfolio turnover rate ..........................         14.19%          10.46%          25.31%          31.54%         33.53%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.

e     The fund made a capital gain distribution of $0.002.







DOUBLE TAX-FREE FUND - CLASS C

                                                     -----------------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
                                                         2006            2005          2004 d            2003           2002
                                                     -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $     12.03     $     12.10     $     11.93     $     11.70     $    11.58
                                                     -----------------------------------------------------------------------------
Income from investment operations:

   Net investment income a .......................          0.43            0.45            0.45            0.48           0.50

   Net realized and unrealized gains (losses) ....         (0.02)          (0.05)           0.20            0.23           0.13
                                                     -----------------------------------------------------------------------------
Total from investment operations .................          0.41            0.40            0.65            0.71           0.63
                                                     -----------------------------------------------------------------------------

Less distributions from:

   Net investment income .........................         (0.43)          (0.45)          (0.45)          (0.48)         (0.51)

   Net realized gains ............................            --           (0.02)          (0.03)             --             -- e
                                                     -----------------------------------------------------------------------------
Total distributions ..............................         (0.43)          (0.47)          (0.48)          (0.48)         (0.51)
                                                     -----------------------------------------------------------------------------
Redemption fees ..................................            -- c            -- c            --              --             --
                                                     -----------------------------------------------------------------------------
Net asset value, end of year .....................   $     12.01     $     12.03     $     12.10     $     11.93     $    11.70
                                                     =============================================================================

Total return b ...................................          3.47%           3.42%           5.67%           6.17%          5.59%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $    55,931     $    45,621     $    45,572     $    30,856     $   17,971

Ratios to average net assets:

   Expenses ......................................          1.26%           1.27%           1.30%           1.24%          1.30%

   Net investment income .........................          3.62%           3.76%           3.77%           4.11%          4.29%

Portfolio turnover rate ..........................         14.19%          10.46%          25.31%          31.54%         33.53%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.

e     The fund made a capital gain distribution of $0.002.






FEDERAL INTERMEDIATE-TERM FUND - CLASS A


                                                           ------------------------------------------------------------------
                                                                                    YEAR ENDED FEBRUARY 28,
                                                            2006          2005        2004 d         2003         2002
                                                           ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................   $    11.51    $    11.76    $    11.48   $    11.14   $    10.94
                                                           ------------------------------------------------------------------
Income from investment operations:

   Net investment income a .............................         0.42          0.42          0.43         0.46         0.50

   Net realized and unrealized gains (losses) ..........        (0.10)        (0.25)         0.28         0.35         0.21
                                                           ------------------------------------------------------------------
Total from investment operations .......................         0.32          0.17          0.71         0.81         0.71
                                                           ------------------------------------------------------------------
Less distributions from net investment income ..........        (0.41)        (0.42)        (0.43)       (0.47)       (0.51)
                                                           ------------------------------------------------------------------
Redemption fees ........................................           -- c          -- c          --           --           --
                                                           ------------------------------------------------------------------
Net asset value, end of year ...........................   $    11.42    $    11.51    $    11.76   $    11.48   $    11.14
                                                           ==================================================================

Total return b .........................................         2.83%         1.54%         6.33%        7.45%        6.64%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................   $  540,348    $  493,994    $  454,942   $  365,043   $  240,157

Ratios to average net assets:

   Expenses ............................................         0.69%         0.69%         0.70%        0.72%        0.77%

   Net investment income ...............................         3.64%         3.67%         3.69%        4.07%        4.49%

Portfolio turnover rate ................................        12.62%         9.14%         8.62%        4.86%        7.47%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.




FEDERAL INTERMEDIATE-TERM FUND - CLASS C

                                                       ----------------------------------------
                                                                YEAR ENDED FEBRUARY 28,
                                                         2006          2005       2004 d
                                                       ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................   $    11.53    $    11.77    $    11.67
                                                       ----------------------------------------
Income from investment operations:

   Net investment income a .........................         0.35          0.36          0.24

   Net realized and unrealized gains (losses) ......        (0.09)        (0.24)         0.10
                                                       ----------------------------------------
Total from investment operations ...................         0.26          0.12          0.34
                                                       ----------------------------------------
Less distributions from net investment income ......        (0.35)        (0.36)        (0.24)
                                                       ----------------------------------------
Redemption fees ....................................           -- c          -- c          --
                                                       ----------------------------------------
Net asset value, end of year .......................   $    11.44    $    11.53    $    11.77
                                                       ========================================

Total return b .....................................         2.27%         1.05%         2.96%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................   $   30,178    $   23,384    $   11,182

Ratios to average net assets:

   Expenses ........................................         1.24%         1.24%         1.25% e

   Net investment income ...........................         3.09%         3.12%         3.14% e

Portfolio turnover rate ............................        12.62%         9.14%         8.62%

a     Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c     Amount is less than $0.01 per share.

d     For the period July 1, 2003 (effective date) to February 29, 2004.

e     Annualized.












FEDERAL LIMITED-TERM FUND - CLASS A


                                                                                    ---------------------------------------
                                                                                          YEAR ENDED FEBRUARY 28,
                                                                                    2006         2005       2004 d
                                                                                    ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............................................   $   9.99     $  10.12     $  10.00
                                                                                    ---------------------------------------
Income from investment operations:

   Net investment income a ......................................................       0.21         0.15         0.06

   Net realized and unrealized gains (losses) ...................................      (0.09)       (0.14)        0.11
                                                                                    ---------------------------------------
Total from investment operations ................................................       0.12         0.01         0.17
                                                                                    ---------------------------------------
Less distributions from net investment income ...................................      (0.20)       (0.14)       (0.05)
                                                                                    ---------------------------------------
Redemption fees .................................................................         -- c         -- c         --
                                                                                    ---------------------------------------
Net asset value, end of year ....................................................   $   9.91     $   9.99     $  10.12
                                                                                    =======================================

Total return b ..................................................................       1.23%        0.14%        1.74%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................................   $ 26,005     $ 33,254     $ 24,282

Ratios to average net assets:

   Expenses before waiver and payments by affiliate .............................       1.09%        1.13%        1.27% e

   Expenses net of waiver and payments by affiliate .............................       0.50%        0.50%        0.50% e

   Net investment income ........................................................       2.07%        1.49%        1.22% e

Portfolio turnover rate .........................................................      32.42%       15.79%        8.08%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c     Amount is less than $0.01 per share.

d For the period September 2, 2003 (commencement of operations) to February 29, 2004.

e     Annualized.










HIGH YIELD - CLASS A


                                                                -------------------------------------------------------------------
                                                                                     YEAR ENDED FEBRUARY 28,
                                                                   2006           2005         2004 d        2003         2002
                                                                -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................  $    10.81     $    10.78     $    10.39  $    10.58   $    10.50
                                                                -------------------------------------------------------------------
Income from investment operations:

   Net investment income a ...................................        0.55           0.58           0.59        0.59         0.61

   Net realized and unrealized gains (losses) ................        0.03           0.03           0.39       (0.18)        0.06
                                                                -------------------------------------------------------------------
Total from investment operations .............................        0.58           0.61           0.98        0.41         0.67
                                                                -------------------------------------------------------------------
Less distributions from net investment income ................       (0.56)         (0.58)         (0.59)      (0.60)       (0.59)
                                                                -------------------------------------------------------------------
Redemption fees ..............................................          -- c           -- c           --          --           --
                                                                -------------------------------------------------------------------
Net asset value, end of year .................................  $    10.83     $    10.81     $    10.78  $    10.39   $    10.58
                                                                ===================================================================

Total return b ...............................................        5.45%          5.94%          9.75%       3.97%        6.53%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................  $5,070,599     $4,714,804     $4,570,744  $4,410,233   $ 4,660,764

Ratios to average net assets:

   Expenses ..................................................        0.63%          0.62%          0.62%       0.62%        0.62%

   Net investment income .....................................        5.11%          5.44%          5.62%       5.69%        5.78%

Portfolio turnover rate ......................................       11.63%          8.60%          8.67%      11.81%       10.18%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.







HIGH YIELD - CLASS B


                                                                -------------------------------------------------------------------
                                                                                     YEAR ENDED FEBRUARY 28,
                                                              2006           2005         2004 d        2003         2002
                                                                -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................  $    10.87     $    10.84     $    10.45   $   10.64   $    10.54
                                                                -------------------------------------------------------------------
Income from investment operations:

   Net investment income a ...................................        0.50           0.52           0.53        0.54         0.56

   Net realized and unrealized gains (losses) ................        0.03           0.04           0.39       (0.19)        0.07
                                                                -------------------------------------------------------------------
Total from investment operations .............................        0.53           0.56           0.92        0.35         0.63
                                                                -------------------------------------------------------------------
Less distributions from net investment income ................       (0.50)         (0.53)         (0.53)      (0.54)       (0.53)
                                                                -------------------------------------------------------------------
Redemption fees ..............................................          -- c           -- c           --          --           --
                                                                -------------------------------------------------------------------
Net asset value, end of year .................................  $    10.90     $    10.87     $    10.84   $   10.45   $    10.64
                                                                ===================================================================

Total return b ...............................................        4.93%          5.32%          9.09%       3.37%        6.10%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................  $  240,628     $  258,063     $  250,878   $ 212,027   $  175,655

Ratios to average net assets:

   Expenses ..................................................        1.18%          1.18%          1.18%       1.18%        1.18%

   Net investment income .....................................        4.56%          4.88%          5.06%       5.13%        5.23%

Portfolio turnover rate ......................................       11.63%          8.60%          8.67%      11.81%       10.18%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.






HIGH YIELD FUND - CLASS C

                                                      --------------------------------------------------------------
                                                                          YEAR ENDED FEBRUARY 28,
                                                         2006          2005       2004 d        2003        2002
                                                      --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................   $   10.91     $   10.88     $  10.48   $   10.67   $   10.58
                                                      --------------------------------------------------------------

Income from investment operations:

   Net investment income a ........................        0.50          0.52         0.54        0.54        0.56

   Net realized and unrealized gains (losses) .....        0.03          0.03         0.39       (0.19)       0.06
                                                      --------------------------------------------------------------
Total from investment operations ..................        0.53          0.55         0.93        0.35        0.62
                                                      --------------------------------------------------------------
Less distributions from net investment income .....       (0.49)        (0.52)       (0.53)      (0.54)      (0.53)
                                                      --------------------------------------------------------------
Redemption fees ...................................          -- c          -- c         --          --          --
                                                      --------------------------------------------------------------
Net asset value, end of year ......................      $10.95        $10.91     $  10.88   $   10.48   $   10.67
                                                      ==============================================================

Total return b ....................................        5.00%         5.29%        9.16%       3.37%       5.98%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................   $ 695,270     $ 588,921     $565,210   $ 508,653   $ 504,900

Ratios to average net assets:

   Expenses .......................................        1.18%         1.18%        1.18%       1.18%       1.18%

   Net investment income ..........................        4.56%         4.88%        5.06%       5.13%       5.23%

Portfolio turnover rate ...........................       11.63%         8.60%        8.67%      11.81%      10.18%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.







HIGH YIELD FUND - ADVISOR CLASS




                                                              ------------
                                                              PERIOD ENDED
                                                              FEBRUARY 28,
                                                               2006 c
                                                            ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ......................   $      10.76
                                                              ------------

Income from investment operations:

   Net investment income a ................................           0.10

   Net realized and unrealized gains (losses) .............           0.04
                                                              ------------
Total from investment operations ..........................           0.14
                                                              ------------
Less distributions from net investment income .............          (0.05)
                                                              ------------
Redemption fees ...........................................             -- d
                                                              ------------
Net asset value, end of period ............................   $      10.85
                                                              ============

Total return b ............................................           1.34%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........................   $        471

Ratios to average net assets:

   Expenses ...............................................           0.53% e

   Net investment income ..................................           5.21% e

Portfolio turnover rate ...................................          11.63%

a     Based on average daily shares outstanding.

b     Total return is not annualized for periods less than one year.

c     For the period January 3, 2006 (effective date) to February 28, 2006.

d     Amount is less than $0.01 per share.

e     Annualized.














NEW JERSEY FUND - CLASS A


                                                         -------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
                                                            2006           2005         2004 d          2003          2002
                                                         -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $     12.18    $     12.23    $     12.03   $     11.85   $     11.70
                                                         -------------------------------------------------------------------------
Income from investment operations:

    Net investment income a ..........................          0.52           0.54           0.54          0.56          0.57

    Net realized and unrealized gains (losses) .......         (0.02)         (0.05)          0.19          0.18          0.15
                                                         -------------------------------------------------------------------------
Total from investment operations .....................          0.50           0.49           0.73          0.74          0.72
                                                         -------------------------------------------------------------------------
Less distributions from net investment income ........         (0.53)         (0.54)         (0.53)        (0.56)        (0.57)
                                                         -------------------------------------------------------------------------
Redemption fees ......................................            -- c           -- c           --            --            --
                                                         -------------------------------------------------------------------------
Net asset value, end of year .........................   $     12.15    $     12.18    $     12.23   $     12.03   $     11.85
                                                         =========================================================================

Total return b .......................................          4.17%          4.13%          6.27%         6.41%         6.35%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................   $   892,122    $   792,518    $   786,938   $   778,716   $   731,972

Ratios to average net assets:

    Expenses .........................................          0.65%          0.65%          0.65%         0.65%         0.65%

    Net investment income ............................          4.28%          4.47%          4.31%         4.68%         4.86%

Portfolio turnover rate ..............................          8.11%         11.50%          8.95%        17.95%         6.11%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.










NEW JERSEY FUND - CLASS B


                                                         -------------------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28,
                                                             2006           2005         2004 d          2003          2002
                                                         -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $     12.24    $     12.29    $     12.09   $     11.90   $     11.74
                                                         -------------------------------------------------------------------------
Income from investment operations:

    Net investment income a ..........................          0.46           0.47           0.48          0.49          0.51

    Net realized and unrealized gains (losses) .......         (0.02)         (0.05)          0.19          0.19          0.16
                                                         -------------------------------------------------------------------------
Total from investment operations .....................          0.44           0.42           0.67          0.68          0.67
                                                         -------------------------------------------------------------------------
Less distributions from net investment income ........         (0.46)         (0.47)         (0.47)        (0.49)        (0.51)
                                                         -------------------------------------------------------------------------
Redemption fees ......................................            -- c           -- c           --            --            --
                                                         -------------------------------------------------------------------------
Net asset value, end of year .........................   $     12.22    $     12.24    $     12.29   $     12.09   $     11.90
                                                         =========================================================================

Total return b .......................................          3.66%          3.55%          5.67%         5.88%         5.82%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................   $    78,327    $    83,208    $    80,303   $    67,994   $    36,461

Ratios to average net assets:

    Expenses .........................................          1.20%          1.20%          1.20%         1.20%         1.20%

    Net investment income ............................          3.73%          3.92%          4.86%         4.13%         4.31%

Portfolio turnover rate ..............................          8.11%         11.50%          8.95%        17.95%         6.11%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.






NEW JERSEY FUND - CLASS C


                                                         -------------------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28,
                                                             2006           2005         2004 d          2003          2002
                                                         -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $     12.27    $     12.32    $     12.11   $     11.93   $     11.77
                                                         -------------------------------------------------------------------------
Income from investment operations:

    Net investment income a ..........................          0.46           0.48           0.48          0.50          0.51

    Net realized and unrealized gains (losses) .......         (0.03)         (0.06)          0.20          0.18          0.16
                                                         -------------------------------------------------------------------------
Total from investment operations .....................          0.43           0.42           0.68          0.68          0.67
                                                         -------------------------------------------------------------------------
Less distributions from net investment income ........         (0.46)         (0.47)         (0.47)        (0.50)        (0.51)
                                                         -------------------------------------------------------------------------
Redemption fees ......................................            -- c           -- c           --            --            --
                                                         -------------------------------------------------------------------------
Net asset value, end of year .........................   $     12.24    $     12.27    $     12.32   $     12.11   $     11.93
                                                         =========================================================================

Total return b .......................................          3.57%          3.53%          5.72%         5.80%         5.81%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................   $   139,401    $   117,356    $   111,847   $   100,410   $    74,104

Ratios to average net assets:

    Expenses .........................................          1.20%          1.20%          1.22%         1.18%         1.20%

    Net investment income ............................          3.73%          3.92%          4.88%         4.15%         4.31%

Portfolio turnover rate ..............................          8.11%         11.50%          8.95%        17.95%         6.11%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.












OREGON FUND - CLASS A


                                                    ---------------------------------------------------------------
                                                                        YEAR ENDED FEBRUARY 28,
                                                      2006          2005        2004 d        2003        2002
                                                    ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $   11.90     $   11.95     $   11.69   $   11.52   $   11.42
                                                    ---------------------------------------------------------------
Income from investment operations:

   Net investment income a ......................        0.50          0.52          0.54        0.53        0.55

   Net realized and unrealized gains (losses) ...          --         (0.04)         0.24        0.18        0.11
                                                    ---------------------------------------------------------------
Total from investment operations ................        0.50          0.48          0.78        0.71        0.66
                                                    ---------------------------------------------------------------
Less distributions from net investment income ...       (0.51)        (0.53)        (0.52)      (0.54)      (0.56)
                                                    ---------------------------------------------------------------
Redemption fees .................................          -- c          -- c          --          --          --
                                                    ---------------------------------------------------------------
Net asset value, end of year ....................   $   11.89     $   11.90     $   11.95   $   11.69   $   11.52
                                                    ===============================================================

Total return b ..................................        4.28%         4.15%         6.87%       6.32%       5.95%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $ 625,326     $ 570,324     $ 554,871   $ 559,531   $ 513,733

Ratios to average net assets:

   Expenses .....................................        0.66%         0.65%         0.65%       0.65%       0.67%

   Net investment income ........................        4.20%         4.40%         4.62%       4.63%       4.79%

Portfolio turnover rate .........................        4.96%        10.45%         4.82%       8.92%      19.36%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.









OREGON FUND - CLASS C

                                                    ---------------------------------------------------------------
                                                                      YEAR ENDED FEBRUARY 28,
                                                      2006          2005        2004 d        2003        2002
                                                    ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $   12.01     $   12.06     $   11.79   $   11.61   $   11.50
                                                    ---------------------------------------------------------------
Income from investment operations:

   Net investment income a ......................        0.44          0.46          0.48        0.48        0.49

   Net realized and unrealized gains (losses) ...       (0.01)        (0.05)         0.25        0.18        0.12
                                                    ---------------------------------------------------------------
Total from investment operations ................        0.43          0.41          0.73        0.66        0.61
                                                    ---------------------------------------------------------------
Less distributions from net investment income ...       (0.44)        (0.46)        (0.46)      (0.48)      (0.50)
                                                    ---------------------------------------------------------------
Redemption fees .................................          -- c          -- c          --          --          --
                                                    ---------------------------------------------------------------
Net asset value, end of year ....................   $   12.00     $   12.01     $   12.06   $   11.79   $   11.61
                                                    ===============================================================

Total return b ..................................        3.66%         3.55%         6.30%       5.79%       5.50%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $  84,268     $  75,266     $  80,108   $  75,491   $  56,449

Ratios to average net assets:

   Expenses .....................................        1.21%         1.20%         1.22%       1.17%       1.22%

   Net investment income ........................        3.65%         3.85%         4.05%       4.11%       4.24%

Portfolio turnover rate .........................        4.96%        10.45%         4.82%       8.92%      19.36%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.













PENNSYLVANIA FUND - CLASS A




                                                      -----------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
                                                        2006            2005          2004 d            2003            2002
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................   $     10.48     $     10.62     $     10.51     $     10.29     $     10.12
                                                      -----------------------------------------------------------------------------
Income from investment operations:

   Net investment income a ........................          0.46            0.47            0.47            0.50            0.52

   Net realized and unrealized gains (losses) .....         (0.04)          (0.15)           0.11            0.22            0.17
                                                      -----------------------------------------------------------------------------
Total from investment operations ..................          0.42            0.32            0.58            0.72            0.69
                                                      -----------------------------------------------------------------------------
Less distributions from net investment income .....         (0.46)          (0.46)          (0.47)          (0.50)          (0.52)
                                                      -----------------------------------------------------------------------------
Redemption fees ...................................            -- c            -- c            --              --              --
                                                      -----------------------------------------------------------------------------
Net asset value, end of year ......................   $     10.44     $     10.48     $     10.62     $     10.51     $     10.29
                                                      =============================================================================

Total return b ....................................          4.08%           3.19%           5.66%           7.23%           7.01%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................   $   718,293     $   693,804     $   732,998     $   722,865     $   676,684

Ratios to average net assets:

   Expenses .......................................          0.66%           0.66%           0.66%           0.66%           0.67%

   Net investment income ..........................          4.37%           4.52%           4.51%           4.82%           5.07%

Portfolio turnover rate ...........................         13.07%           7.48%          17.63%           6.60%          11.23%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.











PENNSLYVANIA FUND - CLASS B



                                                      -----------------------------------------------------------------------------
                                                                                  YEAR ENDED FEBRUARY 28,
                                                          2006            2005          2004 d            2003            2002
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................   $     10.51     $     10.65     $     10.54     $     10.31     $     10.13
                                                      -----------------------------------------------------------------------------
Income from investment operations:

   Net investment income a ........................          0.40            0.41            0.42            0.44            0.46

   Net realized and unrealized gains (losses) .....         (0.04)          (0.14)           0.10            0.24            0.18
                                                      -----------------------------------------------------------------------------
Total from investment operations ..................          0.36            0.27            0.52            0.68            0.64
                                                      -----------------------------------------------------------------------------
Less distributions from net investment income .....         (0.40)          (0.41)          (0.41)          (0.45)          (0.46)
                                                      -----------------------------------------------------------------------------
Redemption fees ...................................            -- c            -- c            --              --              --
                                                      -----------------------------------------------------------------------------
Net asset value, end of year ......................   $     10.47     $     10.51     $     10.65     $     10.54     $     10.31
                                                      =============================================================================

Total return b ....................................          3.51%           2.61%           5.06%           6.74%           6.50%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................   $    47,623     $    51,913     $    50,112     $    36,575     $    16,408

Ratios to average net assets:

   Expenses .......................................          1.21%           1.21%           1.21%           1.21%           1.22%

   Net investment income ..........................          3.82%           3.97%           3.96%           4.27%           4.50%

Portfolio turnover rate ...........................         13.07%           7.48%          17.63%           6.60%          11.23%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.







PENNSYLVANIA FUND - CLASS C


                                                      -----------------------------------------------------------------------------
                                                                                  YEAR ENDED FEBRUARY 28,
                                                            2006           2005           2004 d            2003           2002
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................   $     10.56     $    10.69      $     10.58     $     10.35     $    10.18
                                                      -----------------------------------------------------------------------------
Income from investment operations:

   Net investment income a ........................          0.40           0.42             0.42            0.45           0.46

   Net realized and unrealized gains (losses) .....         (0.05)         (0.15)            0.10            0.23           0.17
                                                      -----------------------------------------------------------------------------
Total from investment operations ..................          0.35           0.27             0.52            0.68           0.63
                                                      -----------------------------------------------------------------------------
Less distributions from net investment income .....         (0.40)         (0.40)           (0.41)          (0.45)         (0.46)
                                                      -----------------------------------------------------------------------------
Redemption fees ...................................            -- c           -- c             --              --             --
                                                      -----------------------------------------------------------------------------
Net asset value, end of year ......................   $     10.51     $    10.56      $     10.69     $     10.58     $    10.35
                                                      =============================================================================

Total return b ....................................          3.40%          2.69%            5.04%           6.71%          6.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................   $    88,237     $   79,551      $    81,137     $    74,605     $   55,692

Ratios to average net assets:

   Expenses .......................................          1.21%          1.21%            1.23%           1.19%          1.22%

   Net investment income ..........................          3.82%          3.97%            3.94%           4.29%          4.52%

Portfolio turnover rate ...........................         13.07%          7.48%           17.63%           6.60%         11.23%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.



YOUR ACCOUNT

The board of trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.

CHOOSING A SHARE CLASS


Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B or Class C share Fund accounts.


CLASS A            CLASS C          ADVISOR CLASS
-----------------------------------------------------
o  Initial sales   o No initial    o For qualified investors,
   charge of 2.25%   sales charge    see page 76
   or less (Federal
   Intermediate-Term
   & Federal Limited-
   Term Funds) or
   4.25% or less
   (all other Funds)

o  Deferred sales  o  Deferred
   charge of 1%       sales charge
   on purchases       of 1% on
   of $1 million      shares you
   or more sold       sell within
   within 18          12 months
   months

o  Lower annual    o  Higher
   expenses than      annual
   Class C due to     expenses
   lower              than Class A
   distribution       due to
   fees.              higher
                      distribution
                      fees.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.
[End callout]

SALES CHARGES - CLASS A

                                THE SALES CHARGE   WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT     MAKES UP THIS %      % OF YOUR NET
                                OF THE OFFERING       INVESTMENT*
                                     PRICE*
----------------------------------------------------------------------
ALL FUNDS (EXCEPT FEDERAL
INTERMEDIATE-TERM & FEDERAL
LIMITED-TERM FUND)
Under $100,000                         4.25               4.44
$100,000 but under $250,000            3.50               3.63
$250,000 but under $500,000            2.50               2.56
$500,000 but under $1 million          2.00               2.04

FEDERAL INTERMEDIATE-TERM
FUND & FEDERAL LIMITED-TERM
FUND
Under $100,000                         2.25               2.30
$100,000 but under $250,000            1.75               1.78
$250,000 but under $500,000            1.25               1.27
$500,000 but under $1 million          1.00               1.01


*The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

SALES CHARGE REDUCTIONS AND WAIVERS


QUANTITY DISCOUNTS. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at www.franklintempleton.com/ retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts." 1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.


Cumulative quantity discount eligible shares are shares:

(i) Registered to (or held for):

   o  You, individually;
   o Your spouse or domestic partner, as recognized by applicable state law;
   o  You jointly with your spouse or domestic partner;

   o You jointly with another unrelated (not a spouse or domestic partner) person if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares; or
   o Any entity over which you or your spouse or domestic partner have individual or shared authority, as principal, to buy and sell shares for the account (for example, an UGMA/UTMA account for a child on which you or your spouse or domestic partner are the custodian, a trust on which you or your spouse or domestic partner are the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of your spouse or domestic partner] on which you [or your spouse or domestic partner] are the authorized signer); THAT ARE


(ii) in one or more accounts maintained by the transfer agent for the Franklin Templeton funds on which your "current purchase broker-dealer" (as defined below) is the broker-dealer of record or one or more brokerage accounts maintained with your "current purchase broker-dealer." Your current purchase broker-dealer is the broker-dealer (financial advisor) for the Fund account (or brokerage account) that will hold the shares from your current purchase. If you do not select a broker-dealer (financial advisor) for your current purchase, we will consider the distributor of the Fund's shares to be your current purchase broker-dealer for purposes of identifying cumulative quantity discount eligible shares that might be combined with your current purchase.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. You should retain any records necessary to substantiate historical share costs because your current purchase broker-dealer may not have or maintain this information.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your current purchase broker-dealer at the time of your current purchase or any future purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available.

Franklin Templeton fund shares held as follows cannot be combined with your current purchase for purposes of the cumulative quantity discount:

o Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer's brokerage account or with a bank or an investment advisor); or


o Shares held directly in a Franklin Templeton fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.


2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. Please refer to the SAI for more LOI details. To sign up for these programs, complete the appropriate section of your account application.

SALES CHARGE WAIVERS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the SAI.

INVESTMENTS OF $1 MILLION OR MORE


If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 74). The CDSC will not apply to purchases over $250 million in the High Yield Fund.


DISTRIBUTION AND SERVICE (12B-1) FEES


Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.10% per year and Limited Fund to pay up to 0.15%, to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER    THIS % IS DEDUCTED
BUYING THEM                     FROM YOUR PROCEEDS
                                AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0


There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 74). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


DISTRIBUTION AND SERVICE (12B-1) FEES

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC

There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see BELOW).

DISTRIBUTION AND SERVICE (12B-1) FEES

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows a Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 86 for exchange information).



REINSTATEMENT PRIVILEGE


If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative's firm or your bank's trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund's transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through an Employer Sponsored Retirement Plan that is not a DCS Plan or a non-Franklin Templeton individual or employer sponsored IRA.


In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B shares; or (ii) Class C shares or Class R shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A, C or R shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C or R shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.


Proceeds immediately placed in a Franklin Templeton Bank Certificate of Deposit
(CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.


This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.


QUALIFIED INVESTORS - ADVISOR CLASS

The following investors may qualify to buy Advisor Class shares of the High Yield Fund:

o A registered investment advisor (RIA) who buys through a broker-dealer or trust company sponsored mutual fund trading platform on behalf of clients who have entered into a comprehensive fee or other advisory fee arrangement with the RIA, provided that the RIA is not an affiliated or associated person of the firm sponsoring the mutual fund trading platform and such broker has entered into an agreement with Distributors that authorizes the sale of Fund shares through the trading platform. Minimum initial investment: $100,000 for an individual client or $250,000 for multiple clients.

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).

o Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.:
(1) under an advisory agreement (including sub-advisory agreements); and/or (2) as Trustee of an inter vivos or testamentary trust.

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company and held solely as Trust Company Managed Assets.
o A health savings account under Section 223 of the Internal Revenue Code for which Franklin Templeton Bank & Trust is the account custodian.

o An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customer.


BUYING SHARES

MINIMUM INVESTMENTS - CLASS A & C
-----------------------------------------------------
                                        INITIAL
-----------------------------------------------------
Regular accounts                        $1,000
-----------------------------------------------------
Automatic investment plans              $50
-----------------------------------------------------
UGMA/UTMA accounts                      $100
-----------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250
-----------------------------------------------------
Current and former full-time            $100
employees, officers, trustees and
directors of Franklin Templeton
entities, and their family members
-----------------------------------------------------

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

Certain Franklin Templeton funds, like the other Funds in this Trust, offer multiple share classes not offered by the Federal Limited-Term Fund. Please note that for selling or exchanging your shares, or for other purposes, shares of the Federal Limited-Term Fund are considered Class A shares.

ACCOUNT APPLICATION


If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 80). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.



BUYING SHARES
----------------------------------------------------------------------
                     OPENING AN ACCOUNT      ADDING TO AN ACCOUNT
----------------------------------------------------------------------


THROUGH YOUR         Contact your            Contact your investment
INVESTMENT           investment              representative
REPRESENTATIVE       representative
----------------------------------------------------------------------

                     If you have another     Before requesting a
BY PHONE/ONLINE      Franklin Templeton      telephone or online
                     fund account with your  purchase into an
(Up to $100,000 per  bank account            existing account,
shareholder per day) information on file,    please make sure we
                     you may open a new      have your bank account
1-800/632-2301       account by phone. At    information on file. If
                     this time, a new        we do not have this
franklintempleton.   account may not be      information, you will
com                  opened online.          need to send written
                                             instructions with your
NOTE: (1) CERTAIN    To make a same day      bank's name and address
ACCOUNT TYPES ARE    investment, your phone  and a voided check or
NOT AVAILABLE FOR    order must be received  savings account deposit
ONLINE ACCOUNT       and accepted by us by   slip. If the bank and
ACCESS AND (2) THE   1:00 p.m. Pacific time  Fund accounts do not
AMOUNT MAY BE        or the close of the     have at least one
HIGHER FOR MEMBERS   New York Stock          common owner, your
OF FRANKLIN          Exchange, whichever is  written request must be
TEMPLETON VIP        earlier.                signed by ALL fund AND
SERVICESTM.  PLEASE                           bank account owners,
SEE PAGE 82 FOR                              and each individual
MORE INFORMATION                             must have his or her
REGARDING                                    signature guaranteed.
ELIGIBILITY.


                                             To make a same day investment, your
                                             phone or online order must be
                                             received and accepted by us by 1:00
                                             p.m. Pacific time or the close of
                                             the New York Stock Exchange,
                                             whichever is earlier.
----------------------------------------------------------------------
                     Make your check         Make your check payable
                     payable to the Fund.    to the Fund. Include
BY MAIL                                      your account number on
                     Mail the check and      the check.
                     your signed
                     application to          Fill out the deposit
                     Investor Services.      slip from your account
                                             statement. If you do not have a
                                             slip, include a note with your
                                             name, the Fund name, and your
                                             account number.

                                             Mail the check and deposit slip or
                                             note to Investor Services.
----------------------------------------------------------------------
                     Call to receive a wire  Call to receive a wire
                     control number and      control number and wire
                     wire instructions.      instructions.
BY WIRE
                     Wire the funds and      To make a same day wire
1-800/632-2301       mail your signed        investment, the wired
(or 1-650/312-2000   application to          funds must be received
collect)             Investor Services.      and accepted by us by
                     Please include the      1:00 p.m. Pacific time
                     wire control number or  or the close of the New
                     your new account        York Stock Exchange,
                     number on the           whichever is earlier.
                     application.

                     To make a same day
                     wire investment, the
                     wired funds must be
                     received and accepted
                     by us by 1:00 p.m.
                     Pacific time or the
                     close of the New York
                     Stock Exchange,
                     whichever is earlier.
----------------------------------------------------------------------

                     Call Shareholder        Call Shareholder
BY EXCHANGE          Services at             Services at
                     1-800/632-2301, or      1-800/632-2301, or send
                     send signed written     signed written
                     instructions.   You     instructions. You also
                     also may place an       may place an online
franklintempleton.   online exchange order.  exchange order.
com                  The automated
                     telephone system        (Please see page 86 for
                     cannot be used to open  information on
                     a new account.          exchanges.)

                     (Please see page 86
                     for information on
                     exchanges.)
----------------------------------------------------------------------

               Franklin Templeton Investor Services
            P.O. Box 997151, Sacramento, CA 95899-9983
                  Call toll-free: 1-800/632-2301
    Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time or visit us online 24 hours a day, 7 days a week,
                     at franklintempleton.com


INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN


This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.


AUTOMATIC PAYROLL DEDUCTION

You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

AUTOMATED TELEPHONE SYSTEM

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

SHAREHOLDER SERVICES      1-800/632-2301
ADVISOR SERVICES          1-800/524-4040


DISTRIBUTION OPTIONS

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.


If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.


Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.


*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. Advisor Class shareholders may reinvest in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must be a current shareholder in Advisor Class or otherwise qualify to buy that fund's Advisor Class shares.


TELEPHONE/ONLINE PRIVILEGES

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

 NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

FRANKLIN TEMPLETON VIP SERVICESTM

You may be eligible for Franklin Templeton VIP ServicesTM if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP ServicesTM shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING


Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and a Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:



A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account


We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect a Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP ServicesTM. Please see page 82 for more information regarding eligibility.


SELLING RECENTLY PURCHASED SHARES

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

REDEMPTION PROCEEDS

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

SELLING SHARES
---------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------

THROUGH YOUR
INVESTMENT            Contact your investment representative
REPRESENTATIVE
---------------------------------------------------------------
                      Send written instructions and endorsed
BY MAIL               share certificates (if you hold share certificates)
                      to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

                      Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.
---------------------------------------------------------------

                      As long as your transaction is for
BY PHONE/ONLINE       $100,000 or less, you do not hold share
                      certificates and you have not changed
1-800/632-2301        your address by phone or online within
                      the last 15 days, you can sell your
franklintempleton.com shares by phone or online. The amount may be higher for members of Franklin Templeton VIP ServicesTM. Please see page 82 for more information regarding eligibility.


                      A check will be mailed to the name(s) and address on the
                      account. Written instructions, with a signature guarantee, are required to send the check to another address or to
                      make it payable to another person.
---------------------------------------------------------------
                      You can call, write, or visit us online
BY ELECTRONIC FUNDS   to have redemption proceeds sent to a
TRANSFER (ACH)        bank account. See the policies at left
                      for selling shares by mail, phone, or
                      online.

                      Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by ALL fund AND bank account owners, and each individual must have his or her signature guaranteed.

                      If we receive your request in proper form by 1:00 p.m.
                      Pacific time, proceeds sent by ACH generally will be
                      available within two to three business days.
---------------------------------------------------------------
                      Obtain a current prospectus for the
BY EXCHANGE           fund you are considering.  Prospectuses
                      are available online at
                      franklintempleton.com.

                      Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

                      If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.
---------------------------------------------------------------

             Franklin Templeton Investor Services P.O. Box 997151,
                           Sacramento, CA 95899-9983
                         Call toll-free: 1-800/632-2301
          (Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
              or visit us online 24 hours a day, 7 days a week, at
                             franklintempleton.com


EXCHANGING SHARES

EXCHANGE PRIVILEGE


CLASS A, B & C

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from the Limited Fund purchased prior to February 1, 2006, or a money fund, a sales charge may apply no matter how long you have held the shares, unless you acquired your money fund shares by exchange or through the reinvestment of dividends, or you otherwise qualify to buy shares without an initial sales charge.


Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

ADVISOR CLASS


You can exchange your Advisor Class shares for Advisor Class shares of other Franklin Templeton funds. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.
*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class
A shares for Advisor Class shares if you are a current shareholder in Advisor Class or you otherwise qualify to buy the fund's Advisor Class shares.

ALL CLASSES

The remainder of the "Exchanging Shares" section applies to all classes.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES. If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER. Each Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.


OTHER FUNDS' EXCHANGE PRIVILEGES. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

MARKET TIMING TRADING POLICY

Each Fund's board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy).

MARKET TIMING GENERALLY. Each Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as "market timing." It intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES. If information regarding your trading activity in each Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in their sole discretion conclude that your trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, each Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the Statement of Additional Information).

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this Market Timing Trading Policy whether you are a direct shareholder of a Fund or you are investing indirectly in the Fund through a financial intermediary (such as a broker-dealer, a bank, trust company, an insurance company separate account, an investment advisor, or an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan) that maintains an Omnibus Account with the Fund for trading on behalf of its customers.


While a Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, imposing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.


RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of a Fund's portfolio holdings exposes the Fund to "arbitrage market timers," the value of the Fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the fund's net asset value per share.

Each Fund is currently using several methods to reduce the risks associated with market timing. These methods include:

o committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund's Market Timing Trading Policy;
o imposing a redemption fee for short-term trading;
o seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, a Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be minimized or completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of each Fund's Market Timing Trading Policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund following receipt by the Fund.

REDEMPTION FEE

REDEMPTION FEE ASSESSMENT. A short-term trading redemption fee will be imposed (with some exceptions) on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if imposed after the redemption transaction, by billing you.

This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may in its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES. You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an Omnibus Account with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

WAIVER/EXCEPTIONS/CHANGES. Each Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION. Currently, each Fund is very limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.


INVOLUNTARY REDEMPTIONS. Each Fund reserves the right to close your account if the account value falls below $500 ($50 for employee and UGMA/UTMA accounts), or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing).


ACCOUNT POLICIES

CALCULATING SHARE PRICE

CLASS A, B & C


When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the net asset value per share (NAV) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus
0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.


When you sell shares, you receive the NAV minus any applicable CDSC.


ALL CLASSES

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The NAV is determined by dividing the total net asset value of each fund's share class by the applicable number of shares outstanding per share class.


Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. Each Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES

Each Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - MUNICIPAL SECURITIES - MATRIX PRICING (FAIR
VALUATION)

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. Each Fund's pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date. Matrix pricing is considered a form of fair value pricing.

ACCOUNTS WITH LOW BALANCES


If your account has been open for more than one year and its value falls below $500 ($50 for employee and UGMA/UTMA accounts), we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: certain broker-controlled accounts established through the National Securities Clearing Corporation's Networking system; and, accounts in Class B and Class A accounts established pursuant to a conversion from Class B.



STATEMENTS, REPORTS AND PROSPECTUSES

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Funds' financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.


If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 81).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES


You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow a Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:


o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o  Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

ADDITIONAL POLICIES

Please note that each Fund maintains additional policies and reserves certain rights, including:

   o The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
   o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
   o The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
   o The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
   o Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
   o In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
   o For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
   o You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
   o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION


CLASS A, B & C


Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Fund(s) and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by the Funds' transfer agent from payments it receives under its agreement with the Funds.

ALL FUNDS                    CLASS A    CLASS B    CLASS C
(EXCEPT FEDERAL
INTERMEDIATE-TERM AND
FEDERAL LIMITED-TERM FUNDS)
--------------------------------------------------------------
COMMISSION (%)               ---        ---        1.00/(3)
Investment under $100,000    4.00       ---        ---
$100,000 but under $250,000  2.80       ---        ---
$250,000 but under $500,000  2.00       ---        ---
$500,000 but under $1        1.60       ---        ---
million
$1 million or more           up to      ---        ---
                             0.75/(1)
12B-1 FEE TO DEALER          0.10/(1)   0.15/(2)    0.65/(4)

FEDERAL INTERMEDIATE-TERM FUND
--------------------------------------------------------------
COMMISSION (%)               ---        ---        1.00/(3)
Investment under $100,000    2.00       ---        ---
$100,000 but under $250,000  1.50       ---        ---
$250,000 but under $500,000  1.00       ---        ---
$500,000 but under $1        0.85       ---        ---
million
$1 million or more           up to      ---        ---
                             0.75/(1)
12B-1 FEE TO DEALER          0.10/(1)   ---        0.65/(4)

FEDERAL LIMITED-TERM FUND
--------------------------------------------------------------
COMMISSION (%)                 ---     ---        ---
Investment under $100,000     2.00     ---        ---
$100,000 but under $250,000   1.50     ---        ---
$250,000 but under $500,000   1.00     ---        ---
$500,000 but under $1         0.85     ---        ---
million
$1 million or more            up to    ---        ---
                              0.75/(1)
12B-1 FEE TO DEALER           0.15/(1) ---        ---


If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by a Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

2. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Commission includes advance of the first year's 0.15% 12b-1 service fee. Distributors may pay a prepaid commission. However, Distributors does not pay a prepaid commission on any purchases by Employer Sponsored Retirement Plans.

4. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

OTHER DEALER COMPENSATION. Distributors may make payments from 12b-1 fees received from a Fund and from its other financial resources, to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments.

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.


You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

ADVISOR CLASS

Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin
Templeton Distributors, Inc. from its own resources.


QUESTIONS

If you have any questions about a Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
SHAREHOLDER SERVICES  1-800/632-2301    5:30 a.m. to 5:00 p.m.

FUND INFORMATION      1-800/DIAL BEN(R) 5:30 a.m. to 5:00 p.m.
                     (1-800/342-5236)
RETIREMENT SERVICES   1-800/527-2020    5:30 a.m. to 5:00 p.m.
ADVISOR SERVICES      1-800/524-4040    5:30 a.m. to 5:00 p.m.
INSTITUTIONAL         1-800/321-8563    6:00 a.m. to 4:00 p.m.
SERVICES
TDD (HEARING          1-800/851-0637    5:30 a.m. to 5:00 p.m.
IMPAIRED)

AUTOMATED TELEPHONE   1-800/632-2301    (around-the-clock access)
SYSTEM                1-800/524-4040
                      1-800/527-2020



FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS


Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm's report.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.


You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202/551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.


[Insert FRANKLIN TEMPLETON INVESTMENTS logo] One Franklin Parkway, San Mateo, CA 94403-1906 1-800/DIAL BEN(R) (1-800/342-5236) TDD (Hearing Impaired)
1-800/851-0637 FRANKLINTEMPLETON.COM

GAIN FROM OUR PERSPECTIVE(R)




Investment Company Act file #811-04149                              TF3 P 07/06





















































FRANKLIN TAX-FREE TRUST

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND
FRANKLIN INSURED TAX-FREE INCOME FUND
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND


STATEMENT OF ADDITIONAL INFORMATION


JULY 1, 2006


[Insert Franklin Templeton Investments logo]


P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated July 1, 2006, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Funds' Annual Report to Shareholders, for the fiscal year ended February 28, 2006, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).


CONTENTS
Goals, Strategies and Risks                     2
State and U.S. Territory Risks                  7
Officers and Trustees                          15
Fair Valuation and Liquidity                   21
Management and Other Services                  21
Portfolio Transactions                         24
Distributions and Taxes                        25
Organization, Voting Rights and
 Principal Holders                             27
Buying and Selling Shares                      28
The Underwriter                                34
Performance                                    36
Miscellaneous Information                      40
Description of Ratings                         41
State Tax Treatment                            45



-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------------------

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. Each state Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of that Fund's state.


Under normal market conditions, each Fund invests at least 80% of its total assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. In addition, under normal market conditions, each state Fund invests at least 80% of its total assets in securities that pay interest free from the personal income taxes, if any, of that Fund's state.


Each Fund may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

3. Make loans, except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer, except with respect to the Florida Fund, which will not purchase a security, if as a result: i) more than 25% of its total assets would be invested in the securities of a single issuer or ii) with respect to 50% of its total assets, more than 5% of its assets would be invested in the securities of a single issuer.

6. Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold and dispose of "obligations with puts attached" in accordance with its investment policies.

9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, except to the extent permitted by exemptions which may be granted under the Investment Company Act of 1940, which allows the Fund to invest in shares of one or more investment companies, of the type generally referred to as money market funds, managed by Franklin Advisers, Inc. or its affiliates.

11. In the case of the Florida Fund, purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale.

12. Invest more than 25% of its assets in securities of any industry; although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.

NON-FUNDAMENTAL INVESTMENT POLICIES

Each Fund invests at least 80% of its net assets in insured municipal securities. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy.

Municipal securities issued by a state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of that state. Unlike the state Funds, the Franklin Insured Tax-Free Income Fund is diversified nationally and will not invest more than 25% of its total assets in the municipal securities of any one state or territory.

Each Fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Some states may require a Fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the Fund's distributions to be free from the state's personal income taxes. If a Fund's state requires this, the Fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholders of the Fund's state.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

      "small portion"          less than 10%
      "portion"                10% to 25%
      "significant"            25% to 50%
      "substantial"            50% to 66%
      "primary"                66% to 80%
      "predominant"            80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.


The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.


BELOW IS A DESCRIPTION OF VARIOUS TYPES OF MUNICIPAL AND OTHER SECURITIES THAT EACH FUND MAY BUY. OTHER TYPES OF MUNICIPAL SECURITIES MAY BECOME AVAILABLE THAT ARE SIMILAR TO THOSE DESCRIBED BELOW AND IN WHICH EACH FUND ALSO MAY INVEST, IF CONSISTENT WITH ITS INVESTMENT GOAL AND POLICIES.

MUNICIPAL BONDS have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

ANTICIPATION NOTES are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

REVENUE ANTICIPATION NOTES are issued in expectation of the receipt of revenue sources, other than tax receipts, such as federal revenues available under the Federal Revenue Sharing Program.

TAX ANTICIPATION NOTES are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

CALLABLE BONDS Each Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact a Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are below the rate at which the original bond was issued, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower a Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each Fund may invest in taxable commercial paper only for temporary defensive purposes.

CONVERTIBLE AND STEP COUPON BONDS Each Fund may each invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued. Zero coupon bonds tend to react more sharply to changes in interest rates than traditional bonds.

ESCROW-SECURED OR PRE-REFUNDED BONDS are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government in order to redeem (or pre-refund), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Pre-refunded bonds often receive a triple A or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price. Each Fund's manager attempts to manage the pre-refunded bonds in its portfolio so that it sells them before this decline in price occurs.

MUNICIPAL LEASE OBLIGATIONS are created to finance the purchase of property for public use. The property is then leased to a state or a local government and these leases secure the municipal lease obligations. The lease payments are used to pay the interest on the obligations. However, municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

Each Fund may invest in municipal lease obligations, including certificates of participation. In an effort to assure that the Fund's municipal lease obligations are liquid investments, the Fund's manager reviews investment liquidity based on various factors subject to regular monitoring by the board of trustees.


Because annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.


While cancellation risk is inherent to municipal lease obligations, each Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of municipal lease securities in which it may invest.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

VARIABLE OR FLOATING RATE SECURITIES Each Fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate) from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. While this feature helps protect against a decline in the security's market price when interest rates rise, it lowers a Fund's income when interest rates fall. Of course, a Fund's income from its variable rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. Each Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

ZERO-COUPON AND DELAYED INTEREST SECURITIES Each Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.


An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.


IN ADDITION TO STANDARD PURCHASES AND SALES OF VARIOUS MUNICIPAL SECURITIES, EACH FUND'S PORTFOLIO MAY ALSO BE SUBJECT TO CERTAIN OTHER CHARACTERISTICS AND RISKS, AND MAY ALSO ENGAGE IN OTHER STRATEGIES, WHICH, ALONG WITH THESE RISKS, ARE DESCRIBED BELOW. SHOULD OTHER STRATEGIES, NOT SPECIFICALLY DESCRIBED BELOW, BECOME AVAILABLE OR ATTRACTIVE, THE MANAGER MAY ENGAGE IN THEM SO LONG AS THEY ARE CONSISTENT WITH EACH FUND'S GOALS AND OBJECTIVES.

CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.


A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Ratings (Fitch), Moody's Investors Service (Moody's), and Standard & Poor's Ratings Group (S&P(R)), often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four long-term ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."


An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, each Fund has limitations on the credit quality of the securities it may buy. These limitations generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.


In addition to considering ratings in its selection of each Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a triple A (AAA) or equivalent rating.


DIVERSIFICATION All of the Funds, except the Florida Fund, are diversified funds. The Florida Fund is non-diversified. As a fundamental policy, none of the diversified Funds will buy a security if, with respect to 75% of its total assets, more than 5% would be in the securities of any single issuer (with the exception of obligations of the U.S. government). For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification.

Each Fund, including the Florida Fund, intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, a Fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised.

ILLIQUID INVESTMENTS Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.


INSURANCE Each Fund invests predominantly in insured municipal securities. Normally, the underlying rating of an insured security is one of the top three ratings of Fitch, Moody's or S&P. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.


Each Fund will only enter into a contract to buy an insured municipal security if either permanent insurance or an irrevocable commitment to insure the municipal security by a qualified municipal bond insurer is in place. The insurance feature guarantees the scheduled payment of principal and interest, but does not guarantee (i) the market value of the insured municipal security,
(ii) the value of a Fund's shares, or (iii) a Fund's distributions.

TYPES OF INSURANCE. There are three types of insurance: new issue, secondary and portfolio. A new issue insurance policy is purchased by the issuer when the security is issued. A secondary insurance policy may be purchased by the Fund after a security is issued. With both new issue and secondary policies, the insurance continues in force for the life of the security and, thus, may increase the credit rating of the security, as well as its resale value.

Each Fund may buy a secondary insurance policy at any time, if the manager believes the insurance would be in the best interest of the Fund. The Fund is likely to buy a secondary insurance policy if, in the manager's opinion, the Fund could sell a security at a price that exceeds the current value of the security, without insurance, plus the cost of the insurance. The purchase of a secondary policy, if available, may enable the Fund to sell a defaulted security at a price similar to that of comparable securities that are not in default. The Fund would value a defaulted security covered by a secondary insurance policy at its market value.

Each Fund also may buy a portfolio insurance policy. Unlike new issue and secondary insurance, which continue in force for the life of the security, portfolio insurance only covers securities while they are held by the Fund. If the Fund sells a security covered by portfolio insurance, the insurance protection on that security ends and, thus, cannot affect the resale value of the security. As a result, the Fund may continue to hold any security insured under a portfolio insurance policy that is in default or in significant risk of default and, absent any unusual or unforeseen circumstances as a result of the portfolio insurance policy, would likely value the defaulted security, or security for which there is a significant risk of default, at the same price as comparable securities that are not in default. While a defaulted security is held in the Fund's portfolio, the Fund continues to pay the insurance premium on the security but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the security comes due.

The insurance premium the Fund pays for a portfolio insurance policy is a Fund expense. The premium is payable monthly and is adjusted for purchases and sales of covered securities during the month. If the Fund fails to pay its premium, the insurer may take action against the Fund to recover any premium payments that are due. The insurer may not change premium rates for securities covered by a portfolio insurance policy, regardless of the issuer's ability or willingness to meet its obligations.


QUALIFIED MUNICIPAL BOND INSURERS. Each Fund generally buys insured municipal securities only if they are secured by an insurance policy issued by an insurer whose claims paying ability is rated triple A (AAA) or its equivalent by Fitch, Moody's or S&P. Currently, there are six primary, triple A rated municipal bond insurers. The Fund, however, may invest a portion of its assets in insured municipal securities covered by policies issued by insurers with a rating below triple A or its equivalent.


The bond insurance industry is a regulated industry. All bond insurers must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the Funds nor the manager makes any representations as to the ability of any insurance company to meet its obligation to a Fund if called upon to do so.

If an insurer is called upon to pay the principal or interest on an insured security that is due for payment but that has not been paid by the issuer, the terms of payment would be governed by the provisions of the insurance policy. After payment, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the Funds' rights with respect to the security, including the right to payment. The insurer's rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.

MATURITY Municipal securities are issued with a specific maturity date-the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields. The Funds have no restrictions on the maturity of the securities they may buy or on their average portfolio maturity.

PORTFOLIO TURNOVER The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each Fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Funds normally invest or the economies of the states and territories where the Funds invest.

Temporary defensive investments generally may include securities that pay taxable interest, including (i) for the state Funds, municipal securities issued by a state or local government other than the Fund's state; (ii) high quality commercial paper; or (iii) securities issued by or guaranteed by the full faith and credit of the U.S. government. Each Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity.

WHEN-ISSUED TRANSACTIONS Municipal securities may be offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When a Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although a Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When a Fund is the buyer, it will set aside on its books cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, until payment is made. If assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.


STATE AND U.S. TERRITORY RISKS
-------------------------------------------------------------------------------


STATE Because each state Fund mainly invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the Funds' various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state and is subject to change. The information below is based on data available to the Funds from historically reliable sources, but the Funds have not independently verified it.


The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.


The following gives more information about the risks of investing in the Funds. Please read this information together with the section "Main Risks" in the prospectus.


FLORIDA. Florida's population growth has been substantial for the past few decades although its rate of growth has slowed in recent years. Population growth during the 1990s slowed to about 24% from a 30% growth rate in the 1980s and is projected to slow to about 18% in the current decade. The fastest growing segment is expected to be the senior citizen population, particularly among older age levels. The population growth has both strengthened the economy and placed pressure on vital government services such as education, corrections, transportation and health services. Therefore, the state remains vulnerable to fluctuations in the costs of providing such services. Florida is the fourth most populous state in the nation.

Because of its substantial retirement age population, investment income and transfer payments, such as social security and pension benefits, make up a significant proportion of Florida's income distribution. This income mix historically has led to relatively stable personal income levels across different economic cycles, although it also has created some vulnerability to changes in the consumer price index at the federal level vis-a-vis transfer payments.


The state enjoys a service-based economy that has been very resilient in recent years. Florida survived the recent recession and devastating effects of the 2004 and 2005 hurricanes in good condition, ahead of national medians. Job growth continues to be strong with projections of 3.6% and 3.0% in 2006 and 2007, respectively. Unemployment rates have increased from a low of 3.8% in 2000 but remain well below the high of 5.4% in 2003. In recent years, Florida's unemployment rate has remained below national levels. At the end of 2005, unemployment was 4.0%.

Florida's tax base is relatively narrow, with no personal income tax and over 70% of its net general revenues derived from the state's sales and use tax. Actual revenues, led by gains in documentary stamp taxes for real estate transactions, have outpaced expectations. Revenues for fiscal year 2006 have been revised upward by $1.7 billion.

The state's reliance on sales tax revenues, a cyclical revenue source, has created some vulnerability to recession and slower growth in the tax base. To help provide some protection against the historically volatile nature of sales tax, Florida enacted a constitutional amendment creating a Budget Stabilization Fund. The balance remains fully funded at the required fund level of 5% of the previous year's General Fund revenues. The fund remained fully funded throughout the years of recession and has contributed to the strong financial position enjoyed by the state. This is one of the few state Budget Stabilization Funds that has remained intact.

The state has responded quickly and responsibly to budgetary challenges. There are strong cash flow and budget monitoring procedures to manage the budget effectively as well as statutory requirements for addressing budget imbalances. As a result, the state has managed to maintain strong fund balances and significant reserves. Excluding the Budget Stabilization Fund and working capital, the unreserved General Fund balance is currently estimated at $3.5 billion by the end of fiscal year 2006. The combined anticipated reserves reflect 17.3% of the fiscal year 2006 expenditures.

Florida's debt burden has grown substantially with the increased need for schools and health care, as well as environmental protection programs designed to help protect the state's important tourism industry. Consequently, the state has built a complex debt structure with several special debt programs. Most of the debt has specific revenues dedicated to its repayment with a back-up General Obligation pledge from the state. Debt medians for the state exceed national levels but remain moderate.

MASSACHUSETTS. The economy of the Commonwealth of Massachusetts was one of the hardest hit by the nationwide economic downturn. Conditions have improved, and since early 2004, key economic indicators have demonstrated slow and steady improvements; however, the commonwealth's recovery has lagged that of the nation. Total non-farm employment growth in 2005 amounted to 0.7%, compared with the national average of 1.5%. The majority of the growth has been in private service producing industries, with a small percentage of growth in construction and the manufacturing of goods. The commonwealth's unemployment rate is currently 4.8%, well below the national average of 5.3%. Additionally, the commonwealth's economy benefits from the high wealth levels of its residents, with the median household income of $52,370 comparing favorably to the nationwide median of $44,389. Over 33% of the commonwealth's residents maintain a bachelor's degree or higher. As of 2005, the commonwealth's population totaled 6,398,743, which is actually a slight decline from the 2004 population of 6,416,505.

The improving economic conditions have generated improved financial performance at the state level. Tax revenues generated in fiscal year 2005 were 7% higher than the prior year, with much of the growth attributable to higher personal income tax collections. Personal income taxes, which account for nearly 50% of total tax revenues, were up 10% (roughly $840 million) and sales tax receipts were up over 6% over the prior year. The General Fund posted a $1.218 billion surplus in fiscal year 2005, and after accounting for net fund transfers, the commonwealth's Budget Stabilization Fund (BSF) finished off the year with a balance of $1.728 billion, up from $1.137 billion in the prior year. The budget for fiscal year 2006 projects a 6% increase in annual tax revenues, a $256 million operating surplus, and an ending fund balance in the BSF of $2.6 billion. Governor Mitt Romney has proposed a reduction in the personal income tax rate from 5.3% to 5.0%, and, if it passes, the tax reduction would be enacted in fiscal year 2007. The projected cost of the cut is nearly $132 million in fiscal year 2007 and $488 million in fiscal year 2008.

Massachusetts has the highest debt burden of all of the states in the nation. Net tax supported debt amounts to $26.4 billion, and debt-per-capita is $4,128 (compared with the state median of $754). Much of the debt is associated with the Central Artery Tunnel Project, which cost a substantial $14.625 billion. The project is 97.7% complete, and included a depression of a portion of Interstate 93, the construction of an elevated highway into downtown Boston, and a new tunnel underneath Boston Harbor that links Logan Airport to the Massachusetts Turnpike. There has been recent media attention around the existence of water leaks in the project, but most commonwealth officials believe that costs associated with repairs will be minimal.

Moody's, S&P and Fitch maintain long-term credit ratings on the commonwealth of Aa2; AA; and AA, respectively.

MICHIGAN. While Michigan's economy has expanded into the tourism and agriculture sectors, the manufacturing sector is still the largest income producing industry. Michigan has remained dependent on its durable goods manufacturing sector, especially on its cyclical auto industry. The state's reliance on manufacturing makes Michigan's economy more volatile than the economies of more diverse states and more susceptible to the adverse effects of another recession. High unemployment remains a key issue for the state and the Economic Stabilization Fund, which was set up to assist the state in balancing its budget continues to have thin reserves.

Michigan's economy grew at a healthy pace from 1992-2000. However, unfavorable economic conditions caused the state's total employment to decline for the fifth consecutive year. Given the state's extremely weak manufacturing performance, declining vehicle production and diminishing market share among the big three automakers; Michigan's unemployment rate remains high and continues to exceed the national average. As of September 2005, the state's unemployment rate of 6.5% was 140 basis points higher than the national average of 5.1%.

The state once again faced difficult budget challenges during fiscal year 2005. In March 2005, an executive order was issued authorizing expenditure reductions of $295 million. Through expenditure reductions and transfers of unexpended balances, all of the state's three major governmental funds closed with a positive fund balance, totaling $1.6 billion in fiscal year 2005. The entire fund balance in the General Fund and School Aid Fund was $1.4 billion and $98 million, respectively. In the Budget Economic Stabilization Fund, the state transferred $79.3 million to the General Fund, leaving an unreserved fund balance of only $2.0 million. The challenging economic conditions have required fund transfers to assist the state in balancing its budget and have also limited the state from replenishing its reserves.

Although the state also has been able to maintain its traditionally low debt levels, contingency debt continues to rise through the Michigan Qualified School Bond Loan Fund Program. Under this program, schools can issue debt, which carries the full faith and obligation of the State of Michigan. As of September 30, 2005, the principal amount of qualified school bonds outstanding increased to $13.8 billion. Total debt service requirements on these bonds including interest is approximately $1.3 billion in 2006. The state's contingent debt exposure will need to be carefully managed in the coming years to help maintain the state's financial stability.

Pursuant to a Michigan Supreme Court ruling, the state is required under the Durant Settlement to repay school districts for unfunded state-mandated programs. The costs associated with this decision are $331.7 million, which the state plans to finance over time if certain conditions are met.

MINNESOTA. Minnesota's economy and financial operations are recovering after being negatively impacted by the national economic recession that started in 2001. Recent figures show increased tax revenues, an improved General Fund balance, and a solid liquidity position. Meanwhile, the state continues to maintain a sound economic base. The state's employment mix generally represents that of the U.S. in aggregate, except for a slight concentration in the industrial machinery, paper, and food industries. The state's low unemployment rate (3.6% in November 2005), coupled with low population growth levels, has resulted in labor shortages and higher-than-average wage levels over the past decade.

Between 1990 and 2000, Minnesota experienced steady job growth, especially in the services sector (31% of total employment). Much of this growth occurred in the Minneapolis-St. Paul metropolitan area, which anchors the state's economy. Starting in 2001, Minnesota experienced a slowing economy and job losses. However, non-farm employment has been recovering and expanded slightly in 2004 and 2005. Although some minor job increases are expected in 2006 and beyond, future employment levels in Minnesota are not expected to grow as much as the national average due to the continued weakness in the manufacturing, transportation and government sectors.

In the past few years, Minnesota has experienced revenue shortfalls, mainly due to a slow rebounding economy, property tax reforms, higher education and health costs, and reduced income tax receipts. Minnesota has implemented fund transfers, accounting shifts, one-time revenue fixes, and spending cuts to reduce the projected budget deficits. Minnesota reported an unreserved General Fund balance deficit of $68 million at June 30, 2005, a significant improvement compared to the $448 million deficit reported for the previous year. According to a February 2006 forecast from the Minnesota Department of Finance, the state is projecting a 2006/2007 biennial budget surplus of $88 million. In addition, the biennial budget also projects a balance of $653 million in the budgetary reserve account (rainy day fund) and reserves of $350 million in a cash flow account. Conservative financial policies, a broad-based economy, a manageable debt burden, and substantial budgetary reserve funds have allowed the state to maintain its strong credit rating of AAA by S&P and Aa1 by Moody's.


OHIO. Ohio's economy continues to diversify. While the state remains vulnerable to the manufacturing industry, the reliance on that industry has been greatly reduced over the past three decades in favor of a more service-based economy. Exposure to manufacturing, especially to an auto industry that has seen very difficult times recently, will continue to be a weakness for the state's economy.

Ohio's unemployment rate has moved in an unfavorable direction since 2000 and has moved above the national average, but the rate has seen improvement over the past year. The unemployment rate increased each year from the 3.7% level in February 2001 to 6.4% in February 2005. The rate has come down over the past year to 6.1% for February 2006 and 5.3% for March 2006. The rate is still above the national average of 5.1% and 4.8% for February and March 2006, respectively (rates not seasonally adjusted). The state's population grew 4.7% over the past decade as of the 2000 U.S. Census.

Ohio's government has been able to maintain high credit ratings (Aa1/AA+/AA+) due to sound fiscal management over the past several years. The state has in place a mechanism whereby the governor may withhold expenditures in order to maintain a balanced budget, and the governor has made use of this power in recent years. In addition, the state maintains a budget stabilization fund. The fund stood at $577 million at the end of fiscal 2005, up almost $400 million from the end of the prior fiscal year. The increase was mainly due to a $394 million transfer from the General Fund as a result of a 2005 year-end surplus. The state is now acting under its budget for the 2006-2007 biennium. The $51.5 billion budget reflects a 5% growth rate in spending and it incorporates changes to the state's revenue sources. The budget calls for income tax cuts, a reduction in the sales tax by 0.5% (to 5.5%), and a 70-cents-per-pack increase to the cigarette tax (to $1.25). Through February 2006, General Fund tax receipts have slightly exceeded budgeted amounts.



U.S. TERRITORIES Since each Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect a Fund's performance. As with municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the Funds may invest. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the Funds from historically reliable sources, but it has not been independently verified by the Funds.


PUERTO RICO. Puerto Rico is the fourth largest island in the Caribbean and an estimated 3.9 million people call it home. Puerto Rico's economy and financial performance continue to track those of the U.S. mainland. Performance has improved, but is expected to slow. In fiscal year 2004, the U.S. mainland accounted for 82% of Puerto Rico's exports and 45% of imports. Tourism has improved in the last year. The number of rented hotel rooms has increased as has the number of rooms available. The commonwealth has recently opened a new convention center, which it hopes will attract new business and continue to improve tourism.

The commonwealth's financial position continues to deteriorate. It has had seven consecutive years of General Fund deficits including the current year. The commonwealth currently has a structural deficit of about $1.2 billion. Legislators and the governor have been unable to come up with a long-term financial solution to its problems. The governor submitted a FY06 budget, but the legislators and governor were unable to agree on a final FY06 budget. By executive order, the governor put the old FY05 in place for FY06.

The commonwealth continues to overspend both in terms of revenues and its budget. As a result, by May 2006, the government had a $738 million deficit for the current year. The governor proposed a loan from the Puerto Rico Government Development Bank (GDB) to fund operations. On May 1, 2006 the governor ordered the closing of certain non-essential government offices and schools due to the lack of money available for operations. During the shut-down the governor and legislative leaders were unable to agree on the loan and what sources would be used for repayment. After an impasse, a four-person commission of non-elected citizens was charged with resolving the fiscal crisis. The commission decided on a special 1% sales tax to repay the GDB loan, and the sales tax was expected to be part of a larger sales tax that could generate a net $300-400 million for the General Fund. This sales tax rate would be determined by the legislature and governor. Additionally they called for a similar reduction in spending annually. The legislature and governor passed the needed legislation to enact these outcomes and enable the GDB loan. Employees went back to work on May 15, 2006.

But the governor and legislature have yet to agree on tax reform. The governor and legislature must implement long-term solutions to the commonwealth's fiscal troubles. They must quickly agree on some type of tax reform that can generate net new revenues of $300-400 million annually for the General Fund. Additionally, they must come up with significant spending cuts that help trim expenses annually. Without these actions, the commonwealth is likely to see further ratings downgrades. The commonwealth's fiscal year end is 6/30.

The island's unemployment rate dropped from 13.6% in 1998 down to an average of 11.4% as of 2004. As of April 2006, unemployment was 9.7%. The largest employment sectors include government (30%), services (28%), trade (16%) and manufacturing (11%).

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to American states, this is partly explained by the fact that Puerto Rico generally centralizes the majority of its debt issuance at the state level. These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements. Puerto Rico continues to maintain a large un-funded pension liability of over $9 billion. The governor has proposed a $2 billion pension obligation bond to partially deal with this liability, but the bonds haven't been issued yet.

S&P rates Puerto Rico's general obligation debt at BBB, with a Creditwatch negative outlook. Moody's recently downgraded the island's general obligation debt to Baa3, and it maintains a Watchlist negative outlook.

Puerto Rico will continue to face challenges from the 1996 passage of a bill eliminating Section 936 of the Internal Revenue Code. This section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped drive Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives are being phased out over a 10-year period ending in 2006. In fiscal year 2004, manufacturing provided 43% of Puerto Rico's gross domestic product and 11% of non-farm payroll employment.

Outstanding issues relating to the potential for a transition to statehood may also have broad implications for Puerto Rico and its financial and credit position.

GUAM. An estimated 159,500 people call Guam home. Guam's economy has been heavily dependent on tourism and the military. The tourism sector is especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the Japanese economy. The negative effects of the weak Asian economy were exacerbated by Supertyphoon Pongsona (December 2002), which negatively affected both tourism and other economic activities in Guam. Guam saw an increase in tourism in 1999 and 2000. Tourism was also up in early 2001, only to be affected after September 11, 2001. Then after a small rebound in mid-2002, Guam was hit by Supertyphoon Pongsona in December 2002 which decreased tourism by 8.7%. However in 2004, the number of tourists increased to more than 1.15 million, mainly due to an increase in Japanese visitors. In October 2005, tourism was up 9% on a year-over-year basis. Japanese visitors now account for about 80% of all visitors.

Guam has experienced several years of negative employment growth (the payroll employment has dropped from 68,440 in 1996 to 54,790 in 2003 and a similar level in 2004). Unemployment increased to about 14% as of October 2005 after it declined to 7.7% as of March 2004. As a result of the Base Realignment and Closure recommendations issued last May, some 7,000 military personnel currently stationed in Okinawa are expected to be redeployed to Guam over the next five years. This has helped boost the economy. Estimated gross territory product is $2.6 billion, a level expected to be stable over the next several years.

Guam had deficits of $30 million and $21 million for fiscal year 2001 and fiscal year 2002, respectively. Guam experienced a change in administration in January 2003, which was faced with an accumulated deficit of close to $208 million. The deficit continued to grow as a result of overspending, costs associated with the 2002 supertyphoon and decreased tourism. The new administration proposed a financial and economic plan, which led to a reduction in the government workweek to 32 hours for much of 2003 and an increase in the gross receipts tax. Audited fiscal 2003 General Fund results identified an $88 million deficit which increased the accumulated deficit to $314 million. In fiscal 2004, the territory had a small surplus of $529,000 and the accumulated deficit was $313.6 million.

While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. Guam has faced increasing pressure to improve its infrastructure to help generate economic development. In addition, Guam has a large unfunded pension liability of approximately $1.24 billion, which is a funded level of 42%. It originally hoped to issue debt to partially fund this liability in 2002, but these plans were put on hold after continued deterioration in the fiscal and economic condition combined with the supertyphoon.

As of December 2005, S&P's outlook for Guam was stable, but reflects Guam's continued weak financial and economic position.

MARIANA ISLANDS. The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage is currently $2 per hour below the U.S. level. Because of this wage differential, tens of thousands of workers have emigrated from various Asian countries to provide cheap labor for the islands' industries over the last several decades. Foreign workers account for approximately four times the number of indigenous workers. Tourism and apparel drive the islands' economy. The tourism industry is usually driven by economic trends in Asia while the garment industry is driven by economic trends in the U.S. It is estimated that the garment industry makes up about 40% of the economy. This industry grew rapidly in the 1990s; however, recently the garment industry has come under fire from substandard working conditions and World Trade Organization changes that could affect the competitive advantages of commonwealth manufacturing. Chinese exports increased in 2005 and as a result Commonwealth shipments dropped 20%. This has appeared to stabilize and new agreements with China could keep it stable over the next three years. The Commonwealth's gross business revenues were $1.4 billion in 1993, then increased to a high of $2.6 billion in 1997. Gross business revenues have since declined to $2.0 billion for 2002.

Tourism is estimated to account for up to 35% of the economy. Visitors to the islands have declined over the last several years from 736,000 in 1996 to 459,458 in 2003 and 530,935 in 2004. The islands continue to be an attractive destination for the Japanese who account for 72.4% of all visitors.

The commonwealth's financials have been in a deficit position since 1994. The most recent audited financial statement is from 2003 and it identified a $94 million negative fund balance which is 44% of annual expenditures after transfers. Unaudited results from 2004 and 2005 identified stabilized operations through managing pension contribution and expenditure restrictions according to management. The commonwealth has been operating under a continuing resolution in recent years and it has a 2006 budget of $213 million. The large pension liability is a significant reason for the fiscal stress.

The population of all the islands combined as of 2003 was estimated at 74,150, a 7% increase from the 2000 census.

U.S. VIRGIN ISLANDS. Approximately 108,600 people reside in the 70 small islands and cays that make up the U.S. Virgin Islands. The U.S. Virgin Islands did not participate in the record economic boom experienced by the mainland U.S. in the late 1990s. As such, the U.S. Virgin Islands continue to experience higher unemployment rates and lower wealth levels than realized in the U.S. The U.S. Virgin Islands are highly dependent on tourism, which accounts for approximately 70% of gross domestic product and a large share of employment. Although the islands' tourism industry was hit hard after the events of September 11, 2001, recent statistics indicate a slight recovery. The majority of the islands' visitors arrive via cruise ships. In 2005, cruise ship passenger arrivals posted a 4.8% increase from the previous year. Meanwhile, hotel occupancy rates have increased from approximately 57% in 2003 to 64.4% in 2004, with another increase expected in 2005. The unemployment rate has fallen from 9.4% in 2003 to 7.4% in 2005 due to increased tourism. 71% of jobs are in the private sector with 34.5% comprising services, including tourism employment. Unemployment is expected to fall a small amount in 2006 due to continued improvement in tourism, which increased at a slightly slower pace than it did in 2005.

The U.S. Virgin Islands Government's large public sector payroll and heavy reliance on taxes as a revenue source (roughly 90% of all revenues), together with the lingering effects of several major hurricanes in the past two decades, have contributed to the Government's lackluster financial performance. The Government has suffered numerous years of budget imbalances over the past decade, resulting in recurring annual General Fund deficits. The cash-flow crisis in the Government intensified in fiscal year 2002 due to the slumping economy and lower tax receipts. In fiscal year 2003, the Government stabilized cash flows with the help of approximately $81.5 million of financing proceeds. For the fiscal year ending September 30, 2003, the Government reduced its operating deficit from $164.4 million to $109.8 million, and used transfers and bond anticipation note proceeds to increase the fund balance by $68.3 million. The ending fund balance of $97.2 million was equal to 16.85% of expenditures. The ensuing increases in tourism during FY04 and FY05 should help stabilize the government's finances, though no financial projections are available.


In recent years, the Government has tried to improve its financial profile by implementing several cost-cutting measures, including renegotiating debt obligations, consolidating departments, cutting healthcare costs, hiring freezes, and a reduction in overtime. At this time, it is not yet certain whether or to what extent the plan will be successful in helping the Virgin Islands improve its financial condition.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current law, the Trust releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.


In addition, a complete list of each Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as each Fund's top 10 holdings, industry weightings and geographic weightings, may be released monthly, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, that is the subject of ongoing purchase or sale orders/programs or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, as determined by the portfolio manager in consultation with the Global Compliance Department, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy described above will be made only when: (1) the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Trust's fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Trust's chief compliance officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Trust and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets. In addition, should the Trust process a shareholder's redemption request in-kind, the Trust may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for receipt of such portfolio securities.

The specific entities with whom the Trust may provide portfolio holdings in advance of their release to the general public are:

      o  Bloomberg, Capital Access, CDA (Thomson Financial), FactSet,
         Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, Vestek, and Fidelity Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end

      o Service providers to the Trust that receive portfolio holdings information from time to time in advance of general release in the course of performing or to enable them to perform services for the Trust, including: CUSTODIAN BANK: Bank of New York;
         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
         PricewaterhouseCoopers LLP; OUTSIDE FUND LEGAL COUNSEL: Stradley Ronon Stevens & Young, LLP; INDEPENDENT DIRECTORS'/TRUSTEES'
         Counsel: Bleakley, Platt & Schmidt, LLP; PROXY VOTING SERVICES:
         Glass, Lewis & Co. and Institutional Shareholder Services; BROKERAGE ANALYTICAL SERVICES: Sanford Berstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; FINANCIAL PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc. In addition, in connection with the financing of advanced commissions for Class B shares, Lightning Asset Finance Limited (Lightning), the financing company for Trust B share sales, a 49% owned subsidiary of Franklin Resources, Inc., receives portfolio holdings information on a weekly basis, with no time lag.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

     o The recipient agrees to keep confidential any portfolio holdings information received.
     o The recipient agrees not to trade on the non-public information received.
     o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Trust receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

In connection with the provision of portfolio holdings information to Lightning, Lightning may utilize such information to construct a "global hedge" to lessen its exposure to market fluctuations with respect to the fees it receives in connection with the financing of the Trust's Class B shares. The global hedge is not specific to the Trust but, rather, is constructed with respect to the aggregate portfolio of securities underlying all funds, including funds within Franklin Templeton Investments as well as funds in other investment company complexes, for which Lightning provides Class B share financing. The global hedge can be comprised of a number of financial instruments, including futures contracts, swaps, index shares, exchange-traded funds, and, in limited circumstances, individual stocks. In its confidentiality agreement with Franklin Templeton Investments, Lightning has agreed to keep confidential any portfolio holdings information it receives from the Trust and also has agreed not to purchase or sell or sell short any individual stocks held by the Trust based on such portfolio holdings information. If other funds for which Lightning provides financing have supplied Lightning with portfolio holdings information, and such holdings include individual stocks which are also included in the list of portfolio holdings supplied by the Trust, it is possible that the global hedge constructed by Lightning may include individual stock transactions based on such other funds' holdings of a particular stock, but not based on the Trust's holdings of that stock. Lightning does not seek to profit from the global hedge, does not invest in Trust shares, and has established precautionary measures so that its personnel may not use the Trust's portfolio information for the purpose of trading in Trust shares or for any other unauthorized trading. Although neither the Trust nor any Franklin Templeton entity receives compensation in connection with the provision of portfolio holdings information to Lightning, because Franklin Resources is an affiliate of Lightning, to the extent that Lightning's global hedge is successful, Franklin Resources may receive an indirect economic benefit from the global hedge and, consequently, from the release of portfolio holdings information.

Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment advisers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Trust's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment advisers and other financial institutions (offshore advisers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Trust, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Trust. To mitigate such risks, such information may only be disclosed for portfolio analytic purposes, such as risk analysis/asset allocation, and the offshore adviser will be required to execute a non-disclosure agreement, whereby such offshore adviser agrees to maintain such information as confidential, including limiting the dissemination of such information within its organization, and not to trade in any shares of any U.S. registered Franklin or Templeton fund, including the Trust.

In addition, some F-T Managers serve as investment advisers to various bank commingled trusts maintained by a Franklin Templeton Investments trust company, to various Canadian institutional pooled funds, to separate accounts, and as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex. Such trusts, pooled funds, accounts and other funds (collectively, "other accounts") are not subject to the Trust's portfolio holdings release policy. However, in some instances the portfolio holdings of such other accounts may be similar to and, in certain cases, nearly identical to those of a Franklin Templeton mutual fund, including the Trust. In the case of bank commingled trusts and Canadian institutional pooled funds, to mitigate risks that such portfolio holdings information may be used to trade inappropriately against a mutual fund, the recipient of such portfolio holdings information will be required to execute a non-disclosure agreement similar to the one described above for offshore funds. With respect to the other mutual funds not within the Franklin Templeton Investments fund complex, the sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Trust discloses its portfolios holdings.

The Trust's portfolio holdings release policy has been reviewed and approved by the Trust's board of trustees and any material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Trust that is served as a result of the exception.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

The Trust has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------
                                     NUMBER
                                     OF
                                     PORTFOLIOS
                                     IN FUND
                                     COMPLEX
                           LENGTH    OVERSEEN         OTHER
  NAME, AGE                OF TIME   BY BOARD    DIRECTORSHIPS
 AND ADDRESS    POSITION   SERVED    MEMBER*          HELD
-----------------------------------------------------------------
Harris J.     Trustee      Since     142       Director, Bar-S
Ashton (1932)              1984                Foods (meat
One Franklin                                   packing company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------
S. Joseph     Trustee      Since     143                None
Fortunato                  1989
(1932)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
-----------------------------------------------------------------
Edith E.      Trustee      Since     138       Director, Hess
Holiday                    1998                Corporation
(1952)                                         (formerly,
One Franklin                                   Amerada Hess
Parkway                                        Corporation)
San Mateo,                                     (exploration and
CA 94403-1906                                  refining of oil
                                               and gas), H.J.
                                               Heinz Company
                                               (processed foods
                                               and allied
                                               products), RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium),
                                               Canadian
                                               National Railway
                                               (railroad), and
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------
Frank W.T.    Trustee      Since     115       Director, Center
LaHaye (1929)              1984                for Creative
One Franklin                                   Land Recycling
Parkway                                        (redevelopment).
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------
Gordon S.     Trustee      Since     142       Director, Martek
Macklin                    1992                Biosciences
(1928)                                         Corporation,
One Franklin                                   MedImmune, Inc.
Parkway                                        (biotechnology),
San Mateo,                                     and
CA 94403-1906                                  Overstock.com
                                               (Internet
                                               services); and
                                               FORMERLY,
                                               Director, MCI
                                               Communication
                                               Corporation
                                               (subsequently
                                               known as MCI
                                               WorldCom, Inc.
                                               and WorldCom,
                                               Inc.)
                                               (communications
                                               services)
                                               (1988-2002),
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company)
                                               (1987-2004) and
                                               Spacehab, Inc.
                                               (aerospace
                                               services)
                                               (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman,
White Mountains Insurance Group, Ltd. (holding company)
(2001-2004); Chairman, White River Corporation (financial
services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of
Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------
Frank A.      Trustee      Since     103       Director, Hess Corporation
Olson                      June 2005           (formerly, Amerada
(1932)                                         Hess Corporation)
One Franklin                                   (exploration and
Parkway San                                    refining of oil
Mateo, CA                                      and gas) and Sentient
94403-1906                                     Jet (private jet
                                               service); and FORMERLY,
                                               Director, Becton
                                               Dickson and Company
                                               (medical Technology),
                                               Cooper Industries, Inc.
                                               (electrical products
                                               and tools and hardware),
                                               Health Net, Inc.
                                               (formerly, Foundation
                                               Health)(integrated
                                               managed care), The
                                               Hertz Corporation,
                                               Pacific Southwest
                                               Airlines, The RCA
                                               Corporation, Unicom
                                               (formerly, Commonwealth
                                               Edison), UAL Corporation
                                               (airlines) and White
                                               Mountains Insurance
                                               Group, Ltd. (holding
                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-----------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------
                                     NUMBER
                                     OF
                                     PORTFOLIOS
                                     IN FUND
                                     COMPLEX
                           LENGTH    OVERSEEN           OTHER
  NAME, AGE                OF TIME   BY BOARD      DIRECTORSHIPS
 AND ADDRESS    POSITION   SERVED    MEMBER*            HELD
-----------------------------------------------------------------
**Charles B.  Trustee and  Since     142                None
Johnson       Chairman of  1984
(1933)        the Board
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
**Rupert H.   Trustee,     Trustee   124                None
Johnson, Jr.  President    since
(1940)        and Chief    1984,
One Franklin  Executive    President
Parkway       Officer -    since
San Mateo,    Investment   1993 and
CA 94403-1906 Management   Chief
                           Executive
                           Officer -
                           Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director,
Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers,
Inc.; Senior Vice President, Franklin Advisory Services, LLC;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------
Sheila        Vice         Since     Not  Applicable    Not Applicable
Amoroso       President    2000
(1959)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------
Harmon E.     Vice         Since     Not  Applicable    Not Applicable
Burns (1945)  President    1986
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director,
Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------

-----------------------------------------------------------------
Rafael R.     Vice         Since     Not  Applicable    Not Applicable
Costas, Jr.   President    2000
(1965)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------
James M.      Chief        Chief     Not  Applicable    Not Applicable
Davis         Compliance   Compliance
(1952)        Officer and  Officer
One Franklin  Vice         since
Parkway       President -  2004 and
San Mateo,    AML          Vice
CA 94403-1906 Compliance   President-
                           AML Compliance
                           since
                           February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director of Compliance, Franklin
Resources, Inc. (1994-2001).
-----------------------------------------------------------------
Laura         Treasurer    Since     Not  Applicable    Not Applicable
Fergerson                  2004
(1962)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------
Jimmy D.      Senior Vice   Since     Not  Applicable    Not Applicable
Gambill       President     2002
(1947)        and Chief
500 East      Executive
Broward       Officer-Financ
Blvd.         and
Suite 2100    Administratione
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice
President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
David P.      Vice         Since     Not  Applicable    Not Applicable
Goss (1947)   President    2000
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton
Investments; officer and director of one of the subsidiaries of
Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Barbara J.    Vice         Since     Not  Applicable    Not Applicable
Green (1947)  President    2000
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin
Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin
Advisory Services, LLC, Franklin Investment Advisory Services,
LLC, Franklin Mutual Advisers, LLC, Franklin Templeton
Alternative Strategies, Inc., Franklin Templeton Investor
Services, LLC, Franklin Templeton Services, LLC, Franklin
Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and
officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 47 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director,
Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman,
Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District
of Massachusetts) (until 1979).
-----------------------------------------------------------------
Karen L.      Vice         Vice      Not  Applicable    Not Applicable
Skidmore      President    President
(1952)        and          since
One Franklin  Secretary    March
Parkway                    2006
San Mateo,                 Secretary
CA 94403-1906              since
                           April
                           2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company; and officer of 31 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Craig S.      Vice         Since     Not  Applicable    Not Applicable
Tyle (1960)   President    October
One Franklin               2005
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin
Resources, Inc.; officer of 47 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Partner, Shearman
& Sterling, LLP (2004-2005); and General Counsel, Investment
Company Institute (ICI) (1997-2004).
-----------------------------------------------------------------
Galen G.      Chief        Since     Not  Applicable    Not Applicable
Vetter (1951) Financial    2004
500 East      Officer and
Broward       Chief
Blvd.         Accounting
Suite 2100    Officer
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
-----------------------------------------------------------------
Thomas Walsh  Vice         Since     Not  Applicable    Not Applicable
(1961)        President    2000
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.


The Trust pays noninterested board members $5,145 per quarter plus $1,590 per meeting attended. Noninterested board members also received a flat fee of $5,000 per year as a general retainer, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Frank W.T. LaHaye who serves as chairman of the Audit Committee of the Trust and certain other funds in Franklin Templeton Investments receives an additional fee of $20,000 per year, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to certain noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to certain noninterested board members by the Trust and by Franklin Templeton Investments.


                                                        NUMBER OF
                                                        BOARDS IN
                                       TOTAL FEES       FRANKLIN
                                       RECEIVED FROM    TEMPLETON
                      TOTAL FEES       FRANKLIN         INVESTMENTS
                      RECEIVED         TEMPLETON        ON WHICH
                      FROM THE         INVESTMENTS(2)   EACH
NAME                  TRUST(1) ($)         ($)          SERVES(3)
--------------------------------------------------------------------
Frank H. Abbott,         7,235           86,437         N/A
III(4)
Harris J. Ashton        28,722           404,038        42
S. Joseph Fortunato     25,997           406,036        43
Edith E. Holiday        32,975           403,749        41
Frank W.T. LaHaye       33,597           221,070        26
Gordon S. Macklin       26,298           379,002        42
Frank A. Olson          24,358           231,486        29

1. For the fiscal year ended February 28, 2006.
2. For the calendar year ended December 31, 2005.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.
4. Deceased, June 30, 2005.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2005.

INDEPENDENT BOARD MEMBERS
--------------------------------------------------------------------
                                                 AGGREGATE DOLLAR
                                                 RANGE OF EQUITY
                                                 SECURITIES IN ALL
                                                 FUNDS OVERSEEN BY
                                                 THE BOARD MEMBER IN
                                                 THE FRANKLIN
                       DOLLAR RANGE OF EQUITY    TEMPLETON FUND
NAME OF BOARD MEMBER   SECURITIES IN EACH FUND   COMPLEX
--------------------------------------------------------------------
Harris J. Ashton            Insured Fund          Over $100,000
                           Over $100,000
--------------------------------------------------------------------
S. Joseph Fortunato         Insured Fund          Over $100,000
                           Over $100,000

                        Florida Insured Fund
                           Over $100,000
--------------------------------------------------------------------
Edith E. Holiday                None              Over $100,000
--------------------------------------------------------------------
Frank W.T. LaHaye               None              Over $100,000
--------------------------------------------------------------------
Gordon S. Macklin               None              Over $100,000
--------------------------------------------------------------------
Frank A. Olson                  None              Over $100,000
--------------------------------------------------------------------


INTERESTED BOARD MEMBERS
--------------------------------------------------------------------
                                                  AGGREGATE DOLLAR
                                                  RANGE OF EQUITY
                                                  SECURITIES IN ALL
                                                  FUNDS OVERSEEN BY
                                                  THE BOARD MEMBER
                                                  IN THE FRANKLIN
                       DOLLAR RANGE OF EQUITY     TEMPLETON FUND
NAME OF BOARD MEMBER   SECURITIES IN EACH FUND    COMPLEX
--------------------------------------------------------------------
Charles B. Johnson               None              Over $100,000
--------------------------------------------------------------------
Rupert H. Johnson, Jr.           None              Over $100,000

--------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit committee is comprised of the following independent Trustees of the Trust:
Edith E. Holiday, Frank W.T. LaHaye and S. Joseph Fortunato. The Nominating Committee is comprised of the following independent trustees of the Trust:
Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye, Gordon S. Macklin and Frank A. Olson.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-9983 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation;
(b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.


During the fiscal year ended February 28, 2006, the Audit Committee met three times; the Nominating Committee met nine times.


FAIR VALUATION AND LIQUIDITY

-------------------------------------------------------------------------------

The Trust's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to each Fund and that the required level of liquidity is maintained. The manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Trust's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

MANAGEMENT FEES Each Fund pays the manager a fee equal to a monthly rate of:

o  5/96 of 1% of the value of its net assets up to and including $100 million;
   and

o 1/24 of 1% of the value of its net assets over $100 million up to and including $250 million; and

 Effective May 1, 2005, the following breakpoints were added:

o 9/240 of 1% of the value of its net assets over $250 million up to and including $10 billion; and

o 11/300 of 1% of the value of net assets over $10 billion up to and including $12.5 billion; and

o 7/200 of 1% of the value of net assets over $12.5 billion up to and including $15 billion; and

o 1/30 of 1% of the value of net assets over $15 billion up to and including $17.5 billion; and

o 19/600 of 1% of the value of net assets over $17.5 billion up to and including $20 billion; and

o  3/100 of 1% of the value of net assets in excess of $20 billion.

The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of a Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended February 28, 2006, February 28, 2005 and February 29, 2004, the Funds paid the following management fees:

                                   MANAGEMENT FEES PAID ($)
                               2006        2005         2004
--------------------------------------------------------------------
Florida Fund                   925,037     856,404      890,289
Insured Fund                   8,713,801   8,567,620    8,871,303
Massachusetts Fund             2,441,847   2,328,525    2,388,658
Michigan Fund                  6,478,741   6,356,563    6,629,662
Minnesota Fund                 2,881,029   2,815,438    2,872,413
Ohio Fund                      4,971,188   4,723,988    4,708,280

PORTFOLIO MANAGERS This section reflects information about the portfolio managers as of February 28, 2006.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

---------------------------------------------------------------------
                      ASSETS                 ASSETS
                      OF OTHER               OF OTHER            ASSETS
           NUMBER     REGISTERED  NUMBER     POOLED              OF
           OF OTHER   INVESTMENT  OF OTHER   INVESTMENT NUMBER   OTHER
           REGISTERED COMPANIES   POOLED     VEHICLES   OF       ACCOUNTS
           INVESTMENT MANAGED     INVESTMENT MANAGED    OTHER    MANAGED
           COMPANIES  (X $1       VEHICLES   (X $1      ACCOUNTS  (X $1
NAME       MANAGED    MILLION)(1) MANAGED    MILLION)   MANAGED   MILLION)
---------------------------------------------------------------------
James Conn  8         6,839.7      0         N/A        0         N/A
---------------------------------------------------------------------
Carrie
Higgins     15        1,586.3      0         N/A        0         N/A
---------------------------------------------------------------------
John
Pomeroy     9         7,089.6      0         N/A        0         N/A
---------------------------------------------------------------------
Francisco
Rivera      7         14,896.4     0         N/A        0         N/A
---------------------------------------------------------------------
Stella      9         6,645.1      0         N/A        0         N/A
Wong
---------------------------------------------------------------------

1. These figures represent registered investment companies other than the Funds that are included in this SAI.

Portfolio managers that provide investment services to a Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Funds, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Funds. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Funds may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Funds have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.


COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      BASE SALARY Each portfolio manager is paid a base salary.

      ANNUAL BONUS Annual bonuses are structured to align the interests of a portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

     o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

     o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of the portfolio manager to the manager's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

     o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

      ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of February 28, 2006 (such amounts may change from time to time):

      -----------------------------------------
                        DOLLAR RANGE OF FUND
                         SHARES BENEFICIALLY
       PORTFOLIO MANAGER       OWNED
      -----------------------------------------
      James Conn                 None
      -----------------------------------------
      Carrie Higgins             None
      -----------------------------------------
      John Pomeroy               None
      -----------------------------------------
      Francisco Rivera           None
      -----------------------------------------
      Stella Wong                None
      -----------------------------------------



ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for each Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

 o 0.15% of each Fund's average daily net assets up to $200 million;
 o 0.135% of each Fund's average daily net assets over $200 million up to $700 million;
 o 0.10% of each Fund's average daily net assets over $700 million up to $1.2 billion; and
 o  0.075% of each Fund's average daily net assets over $1.2 billion.


During the last three fiscal years ended February 28, 2006, February 28, 2005 and February 29, 2004, the manager paid FT Services the following administration fees:

                               ADMINISTRATION FEES PAID ($)
                               ----------------------------------
                               2006       2005        2004
-----------------------------------------------------------------
Florida Fund                   239,047    219,931     229,804
Insured Fund                   1,954,594  1,997,200   2,009,677
Massachusetts Fund             685,476    654,431     671,153
Michigan Fund                  1,617,221  1,590,704   1,638,341
Minnesota Fund                 818,950    799,046     816,446
Ohio Fund                      1,324,471  1,270,133   1,263,352


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as each Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.


Investor Services may also pay servicing fees, that will be reimbursed by a Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.


CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Funds' independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Trust's Annual Report to Shareholders.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------


Since most purchases by the Funds are principal transactions at net prices, the Funds incur little or no brokerage costs. Each Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker.
Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Funds.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended February 28, 2006, February 28, 2005 and February 29, 2004, the Funds did not pay any brokerage commissions.

As of February 28, 2006, the Funds did not own securities of their regular broker-dealers.


DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

MULTICLASS DISTRIBUTIONS Each multiclass Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share generally will differ, however, due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

EXEMPT-INTEREST DIVIDENDS. By meeting certain requirements of the Internal Revenue Code (Code), each Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of any state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free.

TAXABLE INCOME DIVIDENDS. Each Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends a Fund pays from this income are taxable to you as ordinary income. Because each Fund invests primarily in tax-exempt debt securities, none anticipate that any of their dividends will be treated as qualified dividends subject to reduced rates of federal taxation for individuals.


DISTRIBUTIONS OF CAPITAL GAINS Each Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.


Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

SUNSETTING OF PROVISIONS. The special provisions of the 2003 Tax Act dealing with reduced rates of taxation for net long-term capital gains are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.


INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable or tax-exempt income or interest income that is a tax preference item when determining your federal alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Taxable distributions declared in December but paid in January are taxable to you as if paid in December.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you (including dividends from tax-exempt interest) would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o  98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. If you sell or exchange Fund shares that you owned for six months or less:

o any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and
o any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.


The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on ordinary dividend income paid by a Fund to non-U.S. investors. Exempt-interest dividends and capital gain dividends paid by a Fund from its net long-term capital gains are generally exempt from this withholding tax. The 2004 Tax Act also exempts from U.S. withholding tax most dividends paid by a Fund from U.S. source taxable interest income and net short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor.

Any short-term capital gain dividends and capital gain distributions (other than certain gains realized on the disposition of U.S. real property interests) are exempt from a U.S. withholding tax unless you are a non-resident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, in which case such distributions are subject to a 30% (or lower treaty rate) U.S. withholding tax.

In addition, any taxable and tax-exempt dividends and distributions, including any interest-related and short-term capital gain dividends, and any proceeds from the sale of a non-U.S. investor's shares will be subject to backup withholding at a rate of 28% if the investor fails to properly certify that they are not a U.S. person. See the discussion below for "Backup withholding." Any Fund taxable dividends and distributions that are effectively connected with the conduct of a U.S. trade or business by a non-U.S. investor are also taxable in the U.S. on a net basis, and may require the investor to file a U.S. income tax return.

U.S. ESTATE TAX. The 2004 Tax Act also provides a partial exemption from U.S. estate tax that may apply to Fund shares held by the estate of a non-U.S. decedent dying after December 31, 2004 and before January 1, 2008, unless this exemption is extended or made permanent. The amount treated as exempt is based on the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating exempt-interest income or constitute other property not within the United States.

BACKUP WITHHOLDING By law, each Fund must withhold a portion of your taxable and tax-exempt distributions and sales proceeds unless you:

o  provide your correct social security or taxpayer identification number,
o  certify that this number is correct,
o  certify that you are not subject to backup withholding, and
o  certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

UNDER THE TAX INCREASE PREVENTION AND RECONCILIATION ACT OF 2005, SHAREHOLDERS SUBJECT TO BACKUP WITHHOLDING WILL BE SUBJECT TO WITHHOLDING AT A RATE OF 28% ON ANY REPORTABLE PAYMENTS THAT THEY RECEIVE FROM A FUND. THIS WITHHOLDING REQUIREMENT NOW EXISTS ON EXEMPT-INTEREST DIVIDENDS, EVEN THOUGH THIS INCOME IS NOT TAXABLE.

Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding, and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.


DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because each Fund's income primarily is derived from investments earning interest rather than dividend income, generally NONE of its income dividends will be eligible for this deduction.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS For the same reason, NONE of its distributions are expected to be qualified dividends eligible for federal taxation of individuals at long-term capital gain rates.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to you by the Fund.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.


U.S. TREASURY CIRCULAR 230 NOTICE This discussion of "Distributions and Taxes" is not intended or written to be used, and cannot be used, by you for the purpose of avoiding any penalties that may be imposed by the Internal Revenue Service. It is not written as tax advice, and does not purport to deal with all of the federal, state or foreign tax consequences that may be applicable to your investment in a Fund. You should consult your personal tax advisor for advice on these consequences.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

Each Fund is a series of Franklin Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust in September 1984, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that each Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that each Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

The Insured, Michigan and Ohio Funds currently offer three classes of shares, Class A, Class B and Class C. The Massachusetts and Minnesota Funds currently offer two classes of shares, Class A and Class C. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The full title of each class is:

o Franklin Insured Tax-Free Income Fund - Class A
o Franklin Insured Tax-Free Income Fund - Class B
o Franklin Insured Tax-Free Income Fund - Class C
o Franklin Massachusetts Insured Tax-Free Income Fund - Class A
o Franklin Massachusetts Insured Tax-Free Income Fund - Class C
o Franklin Michigan Insured Tax-Free Income Fund - Class A
o Franklin Michigan Insured Tax-Free Income Fund - Class B
o Franklin Michigan Insured Tax-Free Income Fund - Class C
o Franklin Minnesota Insured Tax-Free Income Fund - Class A
o Franklin Minnesota Insured Tax-Free Income Fund - Class C
o Franklin Ohio Insured Tax-Free Income Fund - Class A
o Franklin Ohio Insured Tax-Free Income Fund - Class B
o Franklin Ohio Insured Tax-Free Income Fund - Class C

The Florida Fund offers only one share class. Because its sales charge structure and Rule 12b-1 plan are similar to those of Class A shares, shares of the Florida Fund are considered Class A shares for redemption, exchange and other purposes.

The Funds may offer additional classes of shares in the future.

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Funds, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.


As of June 1, 2006, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

Each Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of a Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

INVESTMENT BY ASSET ALLOCATORS Each Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, a Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. A Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, a Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment adviser nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A. There is no initial sales charge for Class C.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.


Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.


If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.


WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 90 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Franklin Templeton Investment Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.


   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined a Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts


o A trust company or bank trust department with an aggregate value of at least $1 million invested in Franklin Templeton funds beneficially owned by two or more owners who are customers of the trust company or bank trust department and over which the trust companies and bank trust departments have investment discretion. Accounts established as a single trust will pay the public offering price based on the amount invested in Franklin Templeton funds.

Shares acquired by a financial intermediary for the benefit of one or more clients participating in a wrap fee program through which the financial intermediary receives an asset based fee may be purchased without an initial sales charge or CDSC.

SALES TO CLIENTS OF EDWARD D. JONES & CO., L.P. Class A shares may be purchased at NAV by certain clients of Edward D. Jones & Co., L.P. (E.D. Jones) during the 90-day period beginning August 19, 2005. Class A shares purchased during that period will not be subject to an initial sales charge or to a contingent deferred sales charge. This limited offer to exchange into Fund Class A shares at NAV (the Switch Offer) is generally available to E.D. Jones' clients who owned shares of certain "preferred funds" as of December 31, 2004, and is being made available in accordance with an exemptive order received by E.D. Jones from the Securities and Exchange Commission. Clients of E.D. Jones should contact their investment representative for further information about their ability to take advantage of the Switch Offer.

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million but less than $4 million, plus 0.50% on sales of $4 million but less than $50 million, plus 0.25% on sales of $50 million or more.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter - Distribution and service (12b-1) fees," Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:

MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments.

In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.

As noted below, Distributors may make additional payments to dealers, including dealers not listed below, related to ticket charges and various dealer-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton funds. The following is a list of NASD member broker-dealers (including their respective affiliates) receiving marketing support payments as of March 31, 2006:

Advantage Capital Corporation, AG Edwards & Sons, Inc., AIG Financial Advisors, Inc., American General Securities, Inc., American Portfolios Financial Services, Inc., Ameriprise Financial Services, AmSouth Investment Services, Inc., Associated Securities Corp., AXA Advisors LLC, BNY Investment Center Inc., Cadaret Grant & Co. Inc., Cambridge Investment Research Inc., Chase Investment Services Corp., Citicorp Investment Services, Comerica Securities Inc., Commerce Brokerage, Compass Brokerage, Inc., CUNA Brokerage Services, Inc., CUSO Financial Services, Edward Jones, Fidelity Investments Institutional Services Company, Inc., Financial Network Investment Corporation, FSC Securities Corporation, First Command Financial Planning, Inc., Genworth Financial Securities Corp., J.J.B. Hilliard, W.L. Lyons, Inc., IFC Holdings Inc. D/B/A INVEST Financial Corporation, IFMG Securities, Inc., ING Financial Partners, Inc., Investacorp, Inc., Investment Centers of America, Inc., Legend Equities Group, Lincoln Financial Advisors Corp., Lincoln Investment Planning, Inc., Linsco/Private Ledger Corp., M&T Securities Inc., McDonald Investments, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Keegan & Company, Inc., Morgan Stanley, Multi-Financial Securities Corporation, Mutual Service Corporation, NatCity Investments, Inc., National Planning Corporation, PFS Investments, Inc., Piper Jaffray & Co., PrimeVest Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher, Inc., Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., Securities America, Inc., Signator Investors, Inc., SII Investments, Inc., Smith Barney, SunTrust Investment Services, Inc., TFS Securities, Inc., The Investment Center, Inc., UBS Financial Services, Inc., UnionBanc Investment Services, U.S. Bancorp Investments, Inc., United Planners Financial Services, UVEST Investment Services, Inc., Vanderbilt Securities, LLC, Wachovia Securities, LLC, Waterstone Financial Group, Inc., Wells Fargo Investments, LLC, WM Financial Services, Inc.

Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.

TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

OTHER PAYMENTS. From time to time, Distributors, at its expense, may make additional payments to dealers that sell or arrange for the sale of shares of the Funds. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other dealer-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You should ask your dealer for information about any payments it receives from Distributors and any services provided.


CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.


IF YOU SELL YOUR CLASS B        THIS % IS DEDUCTED
SHARES WITHIN THIS MANY YEARS   FROM YOUR PROCEEDS
AFTER BUYING THEM               AS A CDSC
------------------------------------------------------
1 Year                          4
2 Years                         4
3 Years                         3
4 Years                         3
5 Years                         2
6 Years                         1
7 Years                         0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:


o A trust company or bank trust department with an aggregate value of at least $1 million invested in Franklin Templeton funds beneficially owned by two or more owners who are customers of the trust company or bank trust department and over which the trust companies and bank trust departments have investment discretion. Accounts established as a single trust will pay the public offering price based on the amount invested in Franklin Templeton funds.

o  Account fees

o Redemptions by a Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February 1,
   1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan


EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.


To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked "unable to forward" by the postal service.


REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. Each Fund's investment minimums apply to each sub-account. Each Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Funds permit the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Funds, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, a Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should a Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

A Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.


THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended February 28, 2006, February 28, 2005 and February 29, 2004:

                                                        AMOUNT
                                                        RECEIVED IN
                                                        CONNECTION
                                                        WITH
                              TOTAL       AMOUNT        REDEMPTIONS
                              COMMISSIONS RETAINED BY   AND
                              RECEIVED    DISTRIBUTORS  REPURCHASES
                                 ($)          ($)          ($)
-------------------------------------------------------------------

2006
Florida Fund                 629,175      99,941          18
Insured Fund                3,429,089    506,619       220,682
Massachusetts Fund           888,003     131,475        29,245
Michigan Fund               2,865,792    397,919        87,114
Minnesota Fund               914,039     134,141        7,891
Ohio Fund                   2,923,506    407,127       114,246

2005
Florida Fund                 369,723      55,229        14,999
Insured Fund                2,687,952    387,378       279,702
Massachusetts Fund           876,721     135,667        6,083
Michigan Fund               2,177,617    283,810       151,436
Minnesota Fund               811,239     110,751        6,504
Ohio Fund                   1,962,086    254,101       128,023

2004
Florida Fund                541,171      79,213        2,418
Insured Fund                4,236,450    544,695       292,451
Massachusetts Fund          1,168,057    145,238        18,442
Michigan Fund               2,987,721    359,426       122,211
Minnesota Fund              1,108,782    128,542        30,788
Ohio Fund                   2,657,259    327,232       135,797


Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.


DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Funds and their shareholders. The plans are expected to, among other things, increase advertising of the Funds, encourage sales of the Funds and service to their shareholders, and increase or maintain assets of the Funds so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Funds is useful in managing the Funds because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Funds pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Funds, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because Class B is currently closed to new investors, the amounts paid by the Funds under its plans are primarily to pay for ongoing shareholder servicing and to pay third party financing entities.

THE CLASS A PLAN. Florida Fund may pay up to 0.15% per year and each of the remaining Funds may pay up to 0.10% per year of Class A's average daily net assets.

In implementing the Class A plan of each Fund, except the Florida Fund, the board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by the Fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by the Fund's Class A shares that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. When a Fund reaches $4 billion in assets, the amount to be paid to Distributors will be reduced from 0.02% to 0.01%. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan, the plan permits the board to allow the Fund to pay a full 0.10% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.

The Class A plan is a reimbursement plan. It allows the Funds to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Funds will not reimburse more than the maximum amount allowed under the plan. Except for the Florida Fund's expenses, any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.


For the fiscal year ended February 28, 2006, the amounts paid by the Funds pursuant to the Class A plan were:


                          FLORIDA   INSURED  MASSACHUSETTS
                            ($)       ($)          ($)
-----------------------------------------------------------
Advertising                1,994    86,659      18,407
Printing and mailing
prospectuses other than
to current shareholders      286     6,452       1,471
Payments to underwriters   1,839    45,263       9,924
Payments to
broker-dealers           152,730   1,479,489     400,403
Other                          -         -           -
                         ----------------------------------

Total                    156,849   1,614,863     430,205
                         ==================================


                              MICHIGAN   MINNESOTA     OHIO
                                ($)        ($)         ($)
----------------------------------------------------------------
Advertising                    58,835    32,327      50,256
Printing and mailing
prospectuses other than
to current shareholders         4,438     2,956       3,734
Payments to underwriters       26,859    14,470      26,684
Payments to
broker-dealers              1,119,114   470,428     784,770
Other                               -         -           -
                         ---------------------------------------
Total                       1,209,246   520,181     865,444
                         =======================================



THE CLASS B AND C PLANS. Each Fund pays Distributors up to 0.65% per year of Class B and Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay for ongoing shareholder servicing and to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B and C plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. Each Fund will not pay more than the maximum amount allowed under the plans.


Under the Class B plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended February 28, 2006, were:

                             INSURED     MICHIGAN       OHIO
                               ($)         ($)          ($)
-------------------------------------------------------------
Advertising                   1,921          492         546
Printing and mailing
prospectuses other than
to current shareholders          36           19          21
Payments to underwriters        305           68         105
Payments to
broker-dealers              148,038       79,334      86,576
Other                       496,444      267,213     291,095
                         ------------------------------------
Total                       646,744      347,126     378,343

Under the Class C plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended February 28, 2006, were:


                              INSURED  MASSACHUSETTS
                               ($)         ($)
-------------------------------------------------
Advertising                   8,418        3,199
Printing and mailing
prospectuses other
than to current
shareholders                    475          163
Payments to underwriters      6,392        2,069
Payments to
broker-dealers              923,063      336,659
Other                             -            -
                         ------------------------
Total                       938,348      342,090
                         ========================


                              MICHIGAN      MINNESOTA    OHIO
                                ($)           ($)         ($)
-------------------------------------------------------------
 Advertising                    5,824        4,371     6,686

Printing and mailing
prospectuses other than
to current shareholders           316          292       348
Payments to underwriters        4,239        2,969     5,273
Payments to
broker-dealers                743,236      397,685   749,246
Other                               -            -         -
                         ------------------------------------
Total                         753,615      405,317   761,553
                         ====================================



THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Funds, the manager or Distributors or other parties on behalf of the Funds, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares and current yield quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns before taxes for the indicated periods ended February 28, 2006, were:



                                                 10          SINCE
                   INCEPTION  1 YEAR   5 YEARS   YEARS     INCEPTION
                      DATE      (%)       (%)      (%)        (%)
----------------------------------------------------------------------
CLASS A
Florida Fund        4/30/93    -0.68     4.29      5.07        -
Insured Fund        4/03/85    -0.75     4.38      4.90        -
Massachusetts Fund  4/03/85    -0.68     4.34      4.92        -
Michigan Fund       4/03/85    -0.65     4.29      4.96        -
Minnesota Fund      4/03/85    -0.90     4.08      4.61        -
Ohio Fund           4/03/85    -0.43     4.38      4.92        -

----------------------------------------------------------------------
CLASS B
Insured Fund        2/01/00    -0.90     4.41       -        6.04
Michigan Fund      2/01/00    -0.71     4.30       -        5.83
Ohio Fund           2/01/00    -0.58     4.39       -        5.88

----------------------------------------------------------------------
CLASS C
Insured Fund        5/01/95     2.06     4.72      4.79        -
Massachusetts Fund  5/01/95     2.13     4.65      4.80        -
Michigan Fund       5/01/95     2.26     4.63      4.85        -
Minnesota Fund      5/01/95     1.99     4.43      4.50        -
Ohio Fund           5/01/95     2.38     4.72      4.81        -



The following SEC formula was used to calculate these figures:

                       n
                 P(1+T)  = ERV


where:

P    = a hypothetical initial payment of $1,000
T    = average annual total return
n    = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions for the indicated periods ended February 28, 2006, were:



                                                 10          SINCE
                   INCEPTION  1 YEAR   5 YEARS   YEARS     INCEPTION
                      DATE      (%)       (%)      (%)        (%)
----------------------------------------------------------------------
CLASS A
Florida Fund        4/30/93    -0.68     4.30      5.07        -
Insured Fund        4/03/85    -0.75     4.38      4.86        -
Massachusetts Fund  4/03/85    -0.68     4.34      4.87        -
Michigan Fund       4/03/85    -0.65     4.25      4.90        -
Minnesota Fund      4/03/85    -0.90     4.08      4.58        -
Ohio Fund           4/03/85    -0.43     4.37      4.90        -

----------------------------------------------------------------------
CLASS B
Insured Fund        2/01/00    -0.90     4.41       -        6.04
Michigan Fund       2/01/00    -0.71     4.26       -        5.80
Ohio Fund           2/01/00    -0.58     4.38       -        5.88

----------------------------------------------------------------------
CLASS C
Insured Fund        5/01/95     2.06     4.72      4.74        -
Massachusetts Fund  5/01/95     2.13     4.65      4.76        -
Michigan Fund       5/01/95     2.26     4.59      4.80        -
Minnesota Fund      5/01/95     1.99     4.43      4.48        -
Ohio Fund           5/01/95     2.38     4.72      4.79        -


The following SEC formula was used to calculate these figures:

                                       n
                                 P(1+T) = ATV
                                             D

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return (after taxes on distributions)
n    =     number of years
ATV  =     ending value of a hypothetical $1,000 payment made at the beginning
   D of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions and redemptions for the indicated periods ended February 28, 2006, were:



                                                 10          SINCE
                   INCEPTION  1 YEAR   5 YEARS   YEARS     INCEPTION
                      DATE      (%)       (%)      (%)        (%)
----------------------------------------------------------------------
CLASS A
Florida Fund        4/30/93     1.00     4.31      5.02        -
Insured Fund       4/03/85     0.98     4.42      4.89        -
Massachusetts Fund  4/03/85     0.98     4.36      4.88        -
Michigan Fund       4/03/85     1.06     4.32      4.92        -
Minnesota Fund      4/03/85     0.83     4.14      4.62        -
Ohio Fund           4/03/85     1.16     4.40      4.90        -

----------------------------------------------------------------------
CLASS B
Insured Fund        2/01/00     0.75     4.38       -        5.82
Michigan Fund       2/01/00     0.89     4.26       -        5.62
Ohio Fund           2/01/00     0.93     4.34       -        5.67

----------------------------------------------------------------------
CLASS C
Insured Fund        5/01/95     2.67     4.64      4.72        -
Massachusetts Fund  5/01/95     2.66     4.56      4.71        -
Michigan Fund       5/01/95     2.81     4.55      4.77        -
Minnesota Fund      5/01/95     2.56     4.38      4.47        -
Ohio Fund           5/01/95     2.84     4.62      4.74        -


The following SEC formula was used to calculate these figures:

                                      n
                                P(1+T) = ATV
                                            DR

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return (after taxes on distributions and redemptions)
n    =     number of years
ATV  =     ending value of a hypothetical $1,000 payment made at the beginning
   DR of each period at the end of each period, after taxes on fund distributions and redemption.


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes that the applicable maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated below. The cumulative total returns for the indicated periods ended February 28, 2006, were:



                                                 10          SINCE
                   INCEPTION  1 YEAR   5 YEARS   YEARS     INCEPTION
                      DATE      (%)       (%)      (%)        (%)
----------------------------------------------------------------------
CLASS A
Florida Fund        4/30/93    -0.68     23.40    63.94        -
Insured Fund        4/03/85    -0.75     23.93    61.39        -
Massachusetts Fund  4/03/85    -0.68     23.66    61.59        -
Michigan Fund       4/03/85    -0.65     23.37    62.22        -
Minnesota Fund      4/03/85    -0.90     22.12    56.92        -
Ohio Fund           4/03/85    -0.43     23.89    61.67        -

----------------------------------------------------------------------
CLASS B
Insured Fund        2/01/00    -0.90     24.08      -        42.80
Michigan Fund       2/01/00    -0.71     23.44      -        41.14
Ohio Fund           2/01/00    -0.58     23.95      -        41.52

----------------------------------------------------------------------
CLASS C
Insured Fund        5/01/95     2.06     25.95    59.63
Massachusetts Fund  5/01/95     2.13     25.52    59.77        -
Michigan Fund       5/01/95     2.26     25.42    60.59        -
Minnesota Fund      5/01/95     1.99     24.23    55.36        -
Ohio Fund           5/01/95     2.38     25.94    59.96        -

CURRENT YIELD Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended February 28, 2006, were:

                    CLASS A (%)   CLASS B (%)    CLASS C (%)
---------------------------------------------------------------
Florida Fund           3.34            -              -
Insured Fund           3.37          2.98           2.98
Massachusetts Fund     3.35            -            2.95
Michigan Fund          3.30          2.90           2.91
Minnesota Fund         3.48            -            3.08
Ohio Fund              3.33          2.94           2.94



The following SEC formula was used to calculate these figures:

                                              6
                          Yield = 2 [(A-B + 1) - 1]
                                      cd

where:

a   =    interest earned during the period
b   =    expenses accrued for the period (net of reimbursements)
c   =    the average daily number of shares outstanding during the period that were entitled to receive dividends
d   =    the maximum offering price per share on the last day of the period


TAXABLE-EQUIVALENT YIELD Each Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yields for the 30-day period ended February 28, 2006, were:

                   CLASS A (%)  CLASS B (%)   CLASS C (%)
-----------------------------------------------------------
Florida Fund           5.14          -             -
Insured Fund           5.18         4.58         4.58
Massachusetts Fund     5.44          -           4.79
Michigan Fund          5.28         4.64         4.66
Minnesota Fund         5.81          -           5.14
Ohio Fund              5.50         4.86         4.86

As of February 28, 2006, the combined federal and state income tax rates upon which the taxable-equivalent yield quotations were based were:

                     COMBINED RATE (%)
Florida Fund               35.00
Insured Fund               35.00
Massachusetts Fund         38.45
Michigan Fund              37.54
Minnesota Fund             40.10
Ohio Fund                  39.47

1. For Ohio residents subject to the highest city income tax rate, the combined federal, Ohio state and city income tax rate is 41.32.


From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Funds will be updated to reflect these changes. The Funds expect updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Funds.


CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rates for the 30-day period ended February 28, 2006, were:


                    CLASS A (%) CLASS B (%) CLASS C (%)
--------------------------------------------------------
Florida Fund           4.01         -           -
Insured Fund           4.13       3.74         3.72
Massachusetts Fund     3.91         -          3.51
Michigan Fund          4.19       3.81         3.78
Minnesota Fund         3.94         -          3.54
Ohio Fund             4.01       3.63         3.60

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Fund. The taxable-equivalent distribution rates for the 30-day period ended February 28, 2006, were:

                       CLASS A (%)   CLASS B (%)   CLASS C (%)
-------------------------------------------------------------
Florida Fund              6.17          -             -
Insured Fund              6.35         5.75         5.72
Massachusetts Fund        6.35          -           5.70
Michigan Fund             6.71         6.10         6.05
Minnesota Fund            6.58          -           5.91
Ohio Fund                 6.62         6.00         5.95


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


OTHER PERFORMANCE QUOTATIONS Each Fund also may quote the performance of Class A shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price. Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.



MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.


The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $492 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $52 billion in municipal security assets for over 630,000 investors.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2006, taxes could cost $41.44 on every $100 earned from a fully taxable investment (based on the combination of the highest federal tax rate of 35.0%, and the state tax rate of 9.9% as of January 1, 2006 (before the federal tax deduction)). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments. Shareholders should also be aware that many states are experiencing budget shortfalls in their annual budgets and these states may raise taxes on investment income to generate additional revenue to cover these shortfalls. This factor may create one more reason why investors should consider an investment in a tax-free fund as an investment opportunity at this time.


Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of a Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)


Municipal Ratings are the opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

INVESTMENT GRADE

Aaa: Issues or issuers rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Aa: Issues or issuers rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

A: Issues or issuers rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Baa: Issues or issuers rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

BELOW INVESTMENT GRADE

Ba: Issues or issuers rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

B: Issues or issuers rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Caa: Issues or issuers rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Ca: Issues or issuers rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

C: Issues or issuers demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue or issuer ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue or issuer ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than an obligation in the higher rating categories. However, the obligor's capacity to meet its financial commitment is considered still strong.

BBB: An obligation rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are continuing.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

pr: The designation "pr" indicates that the rating is provisional. Such a rating assumes the successful completion of the project financed by the debt being rated and also indicates that payment of the debt service is largely or entirely dependent upon the successful and timely completion of the project. This rating addresses credit quality subsequent to the completion of the project, but makes no comment on the likelihood of or the risk of default upon failure of such completion.

FITCH RATINGS (FITCH)

INVESTMENT GRADE

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected by reasonably foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable future developments.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BELOW INVESTMENT GRADE

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

Plus (+) or minus (-) signs may be appended to a rating to denote relative status within major rating categories. Plus or minus signs are not used with the AAA, CC, C, DDD, DD or D categories.


MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for municipal short-term investment grade obligations are designated Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. Symbols used will be as follows:

INVESTMENT GRADE

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

BELOW INVESTMENT GRADE

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P

New municipal note issues due in three years or less, will usually be assigned the ratings below. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a strong capacity to pay principal and interest. Issues determined to possess a very strong capacity to pay debt service are given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

SP-3: Issues carrying this designation have a speculative capacity to pay principal and interest.

SHORT -TERM DEBT RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH

Fitch's short-term ratings apply to debt obligations that have a time horizon of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as for issues in the higher ratings.

F-3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable economic and business environment.

D: Default. Actual or imminent payment default.



STATE TAX TREATMENT
-------------------------------------------------------------------------------

The following information on the state income tax treatment of dividends from the Funds is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.


FLORIDA Although Florida does not impose a personal income tax, it does impose an intangible personal property tax on intangible property having a taxable situs in Florida. This tax is imposed on the value of certain intangible personal property, including shares of a mutual fund. However, according to Florida Statute Section 199.185, there is an exemption for shares of a mutual fund, such as the Florida Fund, that is organized as a business trust, if, on the January 1 assessment date, at least 90% of the net asset value of the portfolio of assets corresponding to such shares consists of exempt property. Exempt property includes notes, bonds and other obligations issued by the state of Florida or its municipalities, counties and other taxing districts or by the U.S. government and its agencies. If, on the date of assessment, the 90% threshold is not met, only that portion, if any, of the value of the mutual fund shares attributable to notes, bonds and obligations of the U.S. government and its agencies will be exempt.

MASSACHUSETTS Chapter 62, Section 2, of the Massachusetts General Laws provides that dividends received from a regulated investment company, such as the Massachusetts Fund, are exempt from state personal income tax to the extent that such dividends are attributable to interest on obligations of the United States government that are exempt from state income taxation (including pursuant to at least one private ruling issued by the Massachusetts Commissioner of Reseverve, qualifying obligations of Puerto Rico, Guam and the Virgin Islands). In addition, dividends received from the fund which are exempt-interest dividends to the extent that the interest is attributable to obligations of the Commonwealth of Massachusetts, or any political subdivision, agency or instrumentality within the Commonwealth (as well as certain capital gain dividends to the extent such dividends are attributable to specified obligations of Massachusetts and its political subdivisions the gain on which is exempt from taxation under Massachusetts law), also are exempt from state personal income tax. Such dividends may be excluded only if identified as exempt dividends in a written notice to shareholders by the Massachusetts Fund no later than 60 days after the close of its tax year. Dividends paid from interest earned on indirect United States government obligations (Ginnie Maes, Fannie Maes, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.


In determining the Massachusetts excise tax on corporations subject to state taxation, distributions from the fund generally will be included in a corporate shareholder's gross income, and in the case of corporations that are defined as "intangible property corporations," shares of the fund will be included in the computation of net worth.


MICHIGAN Section 206.30(1) of the Michigan Compiled Laws generally provides that taxable income, for purposes of the Michigan individual income tax, is determined by reference to federal adjusted gross income, with certain modifications. Interest and dividends derived from obligations or securities of states other than Michigan (less related expenses) must be added back in determining Michigan taxable income. Interest and dividends derived from obligations or securities of Michigan (and its political subdivisions) are exempt and are not, therefore, added back in determining Michigan taxable income. Further, income derived from obligations of the U.S. government that the state is prohibited by law from subjecting to a net income tax is subtracted in determining Michigan taxable income. Pursuant to Michigan Revenue Administrative Bulletin 1989-10, this includes direct obligations of the U.S. government, its agencies, instrumentalities, or possessions (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands).


Michigan Revenue Administrative Bulletin 1986-3 states in part that shareholders of a regulated investment company, such as the Michigan Fund, which invests in tax-free municipal obligations of the state of Michigan and its political and governmental subdivisions are considered the owners of a proportionate share of the assets of such investment company and is considered to have received his or her proportionate share of the income of the investment company. Therefore, the Michigan Fund may pass-through the exemption of such interest to its shareholders to the extent that such interest qualifies as an exempt-interest dividend of a regulated investment company. The exempt nature of interest from obligations of the U.S. and its territories and possessions also may be passed through to shareholders. Dividends paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or obligations from other states and their political subdivisions less related expenses are fully taxable. To the extent that such taxable investments are made by the fund, such as for temporary or defensive purposes, the distributions will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund generally will be included in each shareholder's Michigan taxable income and taxed at ordinary income tax rates.

MINNESOTA Section 290.01 of the Code of Minnesota provides that individual shareholders generally will not be subject to state income taxation on the exempt-interest dividends distributed by a regulated investment company, such as the Minnesota Fund, to the extent that such exempt-interest dividends are derived from interest income on obligations of the state of Minnesota or its political subdivisions, municipalities, governmental agencies or instrumentalities, and provided that at least 95% of the exempt-interest dividends that are distributed to shareholders are derived from such obligations. However, such dividends are taken into account in computing the state's alternative minimum tax to the extent they are derived from Minnesota private activity bonds. Minnesota Reg.ss. 8002.0300 generally states that dividends paid by the fund, to the extent attributable to interest derived from obligations of the U.S. government, its agencies, authorities, commissions or instrumentalities (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands), also will be exempt from Minnesota's personal income tax. As a matter of policy, the fund will continue to seek to earn at least 95% of its income from interest on Minnesota obligations and less than 5% from direct U.S. government, Puerto Rico or other obligations to try to ensure that the fund continues to qualify to pay exempt-interest dividends on income from obligations of Minnesota and its political subdivisions, municipalities, governmental agencies and its instrumentalities. Dividends paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Minnesota taxable income and are taxed at ordinary income tax rates.

OHIO Sections 5747.01A, 5748.01 and 5709.76 of the Ohio Revised Code provide generally that distributions made by a regulated investment company such as the Ohio Fund to shareholders that are properly attributable to interest on obligations issued by or on behalf of the state of Ohio and its political subdivisions and authorities ("Ohio Obligations") will be exempt from the Ohio personal income tax and Ohio school district income taxes provided that at all times at least 50 percent of the value of the total assets of the regulated investment company consists of Ohio Obligations, or similar obligations of other states or their political subdivisions. In addition, distributions by the Ohio Fund that are properly attributable to Ohio Obligations will be excluded from the net income base of the Ohio corporation franchise tax base. However, shares of the Ohio Fund will be included in a shareholder's tax base for purposes of calculating the Ohio corporation franchise tax on the net worth basis.

Distributions properly attributable to interest on obligations of the United States and its territories and possessions or of any authority, commission, or instrumentality of the United States, the interest on which is exempt from state income taxes under the laws of the United States, will also be exempt from the Ohio personal income tax and Ohio school district income taxes, and are excluded from the net income base of the Ohio corporation franchise tax, provided, in the case of obligations of United States territories and possessions, that such interest is excluded from gross income for federal income tax purposes. Distributions paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable on a pro rata basis.















































FRANKLIN TAX-FREE TRUST

FRANKLIN ALABAMA TAX-FREE INCOME FUND
FRANKLIN FLORIDA TAX-FREE INCOME FUND
FRANKLIN GEORGIA TAX-FREE INCOME FUND
FRANKLIN KENTUCKY TAX-FREE INCOME FUND
FRANKLIN LOUISIANA TAX-FREE INCOME FUND
FRANKLIN MARYLAND TAX-FREE INCOME FUND
FRANKLIN MISSOURI TAX-FREE INCOME FUND
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND
FRANKLIN VIRGINIA TAX-FREE INCOME FUND



STATEMENT OF ADDITIONAL INFORMATION


JULY 1, 2006


[Insert Franklin Templeton Investments logo]


P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)



This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated July 1, 2006, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Funds' Annual Report to Shareholders, for the fiscal year ended February 28, 2006, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS


Goals, Strategies and Risks                2
State and U.S. Territory Risks             7
Officers and Trustees                     16
Fair Valuation and Liquidity              22
Management and Other Services             22
Portfolio Transactions                    25
Distributions and Taxes                   26
Organization, Voting Rights
 and Principal Holders                    28
Buying and Selling Shares                 29
The Underwriter                           35
Performance                               38
Miscellaneous Information                 43
Description of Ratings                    43
State Tax Treatment                       47


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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-------------------------------------------------------------------------------


GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or
(ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

Each Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of that Fund's state.


Under normal market conditions, each Fund invests at least 80% of its total assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. In addition, under normal market conditions, each state Fund invests at least 80% of its total assets in securities that pay interest free from the personal income taxes, if any, of that Fund's state.


Each Fund may not:


1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.


2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

3. Make loans, except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer, except with respect to the Maryland Fund, which will not purchase a security, if as a result: (i) more than 25% of its total assets would be invested in the securities of a single issuer or (ii) with respect to 50% of its total assets, more than 5% of its assets would be invested in the securities of a single issuer.

6. Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold and dispose of "obligations with puts attached" in accordance with its investment policies.

9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization, except to the extent the Fund invests its uninvested daily cash balances in shares of the Franklin Tax-Exempt Money Fund and other tax-exempt money funds in Franklin Templeton Investments provided (i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and (iii) aggregate investments by the Fund in any such money market fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

11. Invest more than 25% of its assets in securities of any industry; although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.

NON-FUNDAMENTAL INVESTMENT POLICIES

Municipal securities issued by a state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of that state.

Each Fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Some states may require a Fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the Fund's distributions to be free from the state's personal income taxes. If a Fund's state requires this, the Fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholders of the Fund's state.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

      "small portion"          less than 10%
      "portion"                10% to 25%
      "significant"            25% to 50%
      "substantial"            50% to 66%
      "primary"                66% to 80%
      "predominant"            80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.


The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.


BELOW IS A DESCRIPTION OF VARIOUS TYPES OF MUNICIPAL AND OTHER SECURITIES THAT EACH FUND MAY BUY. OTHER TYPES OF MUNICIPAL SECURITIES MAY BECOME AVAILABLE THAT ARE SIMILAR TO THOSE DESCRIBED BELOW AND IN WHICH EACH FUND ALSO MAY INVEST, IF CONSISTENT WITH ITS INVESTMENT GOAL AND POLICIES.

MUNICIPAL BONDS have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

ANTICIPATION NOTES are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes.

Bond anticipation notes are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

Revenue anticipation notes are issued in expectation of the receipt of revenue sources, other than tax receipts, such as federal revenues available under the Federal Revenue Sharing Program.

Tax anticipation notes are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

CALLABLE BONDS Each Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact a Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are below the rate at which the original bond was issued, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower a Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each Fund may invest in taxable commercial paper only for temporary defensive purposes.

CONVERTIBLE AND STEP COUPON BONDS Each Fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued. Zero coupon bonds tend to react more sharply to changes in interest rates than traditional bonds.

ESCROW-SECURED OR PRE-REFUNDED BONDS are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government in order to redeem (or pre-refund), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Pre-refunded bonds often receive a triple A or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price. Each Fund's manager attempts to manage the pre-refunded bonds in its portfolio so that it sells them before this decline in price occurs.

MUNICIPAL LEASE OBLIGATIONS are created to finance the purchase of property for public use. The property is then leased to the state or a local government and these leases secure the municipal lease obligations. The lease payments are used to pay the interest on the obligations. However, municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

Each Fund may invest in municipal lease obligations, including certificates of participation. In an effort to assure that the Fund's municipal lease obligations are liquid investments, the Fund's manager reviews investment liquidity based on various factors subject to regular monitoring by the board of trustees.


Because annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.


While cancellation risk is inherent to municipal lease obligations, each Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of municipal lease securities in which it may invest.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

VARIABLE OR FLOATING RATE SECURITIES Each Fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate) from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. While this feature helps protect against a decline in the security's market price when interest rates rise, it lowers a Fund's income when interest rates fall. Of course, a Fund's income from its variable rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. Each Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

ZERO-COUPON AND DELAYED INTEREST SECURITIES Each Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.


An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.


In addition to standard purchases and sales of various municipal securities, each Fund's portfolio may also be subject to certain other characteristics and risks, and may also engage in other strategies, which, along with these risks, are described below. Should other strategies, not specifically described below, become available or attractive, the manager may engage in them so long as they are consistent with each Fund's goals and objectives.

CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.


A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Ratings (Fitch), Moody's Investors Service (Moody's), and Standard & Poor's Ratings Group (S&P(R)), often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four long-term ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."


An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, each Fund has limitations on the credit quality of the securities it may buy. These limitations generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.


In addition to considering ratings in its selection of each Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a AAA or equivalent rating.


DIVERSIFICATION All of the Funds, except the Maryland Fund, are diversified funds. The Maryland Fund is non-diversified. As a fundamental policy, none of the diversified Funds will buy a security if, with respect to 75% of its total assets, more than 5% would be in the securities of any single issuer (with the exception of obligations of the U.S. government). For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification.

Each Fund, including the Maryland Fund, intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, a Fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised.

ILLIQUID INVESTMENTS Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

INSURANCE Each Fund may invest in insured municipal securities. Normally, the underlying rating of an insured security is one of the top three ratings of Fitch, Moody's or S&P. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.

The bond insurance industry is a regulated industry. All bond insurers must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the Funds nor the manager makes any representations as to the ability of any insurance company to meet its obligation to a Fund if called upon to do so.

If an insurer is called upon to pay the principal or interest on an insured security that is due for payment but that has not been paid by the issuer, the terms of payment would be governed by the provisions of the insurance policy. After payment, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the Fund's rights with respect to the security, including the right to payment. The insurer's rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.

MATURITY Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields. The Funds have no restrictions on the maturity of the securities they may buy or on their average portfolio maturity.

PORTFOLIO TURNOVER The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each Fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Funds normally invest or the economies of the states and territories where the Funds invest.

Temporary defensive investments generally may include securities that pay taxable interest, including (i) municipal securities issued by a state or local government other than the Fund's state; (ii) high quality commercial paper; or (iii) securities issued by or guaranteed by the full faith and credit of the U.S. government. Each Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity.

WHEN-ISSUED TRANSACTIONS Municipal securities may be offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When a Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although a Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When a Fund is the buyer, it will set aside on its books cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, until payment is made. If assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.

STATE AND U.S. TERRITORY RISKS
-------------------------------------------------------------------------------


STATE Because each Fund mainly invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the Funds' various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state and is subject to change. The information below is based on data available to the Funds from historically reliable sources, but the Funds have not independently verified it.


The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.

The following gives more information about the risks of investing in the Funds. Please read this information together with the section "Main Risks" in the prospectus.


ALABAMA. Alabama's unemployment rate dropped to 3.5% in 2005 from 2003's level of 5.8%. Despite the slight drop in unemployment, Alabama continues to face challenges balancing its budget due to several years of job losses and lower tax revenues. Additionally, the state is faced with increased Medicaid costs and unfunded liabilities on its two pension funds, as stock-market losses are phased in over a five-year period. The state continues to use one-time revenue sources to balance its budget. In fiscal year 2006, non-recurring revenues are expected to provide $162 million of budget relief. Alabama's fiscal year 2004 General Fund ending cash balance was $198 million, up from $137 million in 2003.

The state increased the cigarette tax in 2004 and that is expected to have generated an additional $87 million in taxes for fiscal year 2005. Under the Alabama constitution, across the board expenditure reductions are required to prevent deficit spending should the state experience revenue shortfalls. The rating agencies Moody's and S&P both consider the automatic spending cuts imposed by the state constitution as well as the general conservative fiscal management as key to their stable financial outlooks for the state. Alabama continues to maintain a debt per capita level that is below the national average. In February 2005, Moody's put the state's Aa3 rating under review for an upgrade. In August 2005, Moody's upgraded Alabama's general obligation rating from Aa3 to Aa2.

Income levels continue to lag the national average, but job growth over the last several years has been strong. Low property taxes, low business costs and a growing automobile manufacturing sector remain strengths of the state economy. The manufacturing sector continues to be key to Alabama's economy - providing 15% of total employment compared to the national average of 11%. Automobile manufacturing has offset some of the continued losses of non-durable goods manufacturing. The state economy is not expected to differ significantly from the national economy in the near term and is expected to slightly underperform that of the nation in an economic recovery.


FLORIDA. Florida's population growth has been substantial for the past few decades although its rate of growth has slowed in recent years. Population growth during the 1990s slowed to about 24% from a 30% growth rate in the 1980s and is projected to slow to about 18% in the current decade. The fastest growing segment is expected to be the senior citizen population, particularly among older age levels. The population growth has both strengthened the economy and placed pressure on vital government services such as education, corrections, transportation and health services. Therefore, the state remains vulnerable to fluctuations in the costs of providing such services. Florida is the fourth most populous state in the nation.


Because of its substantial retirement age population, investment income and transfer payments, such as social security and pension benefits, make up a significant proportion of Florida's income distribution. This income mix historically has led to relatively stable personal income levels across different economic cycles, although it also has created some vulnerability to changes in the consumer price index at the federal level vis-a-vis transfer payments.

The state enjoys a service-based economy that has been very resilient in recent years. Florida survived the recent recession and devastating effects of the 2004 and 2005 hurricanes in good condition, ahead of national medians. Job growth continues to be strong with projections of 3.6% and 3.0% in 2006 and 2007, respectively. Unemployment rates have increased from a low of 3.8% in 2000 but remain well below the high of 5.4% in 2003. In recent years, Florida's unemployment rate has remained below national levels. At the end of 2005, unemployment was 4.0%.

Florida's tax base is relatively narrow, with no personal income tax and over 70% of its net general revenues derived from the state's sales and use tax. Actual revenues, led by gains in documentary stamp taxes for real estate transactions, have outpaced expectations. Revenues for fiscal year 2006 have been revised upward by $1.7 billion.

The state's reliance on sales tax revenues, a cyclical revenue source, has created some vulnerability to recession and slower growth in the tax base. To help provide some protection against the historically volatile nature of sales tax, Florida enacted a constitutional amendment creating a Budget Stabilization Fund. The balance remains fully funded at the required fund level of 5% of the previous year's General Fund revenues. The fund remained fully funded throughout the years of recession and has contributed to the strong financial position enjoyed by the state. This is one of the few state Budget Stabilization Funds that has remained intact.

The state has responded quickly and responsibly to budgetary challenges. There are strong cash flow and budget monitoring procedures to manage the budget effectively as well as statutory requirements for addressing budget imbalances. As a result, the state has managed to maintain strong fund balances and significant reserves. Excluding the Budget Stabilization Fund and working capital, the unreserved General Fund balance is currently estimated at $3.5 billion by the end of fiscal year 2006. The combined anticipated reserves reflect 17.3% of the fiscal year 2006 expenditures.

Florida's debt burden has grown substantially with the increased need for schools and health care, as well as environmental protection programs designed to help protect the state's important tourism industry. Consequently, the state has built a complex debt structure with several special debt programs. Most of the debt has specific revenues dedicated to its repayment with a back-up general obligation pledge from the state. Debt medians for the state exceed national levels but remain moderate.

GEORGIA. The 2001-03 recession seemed to have negatively affected Georgia's employment more than other states due to the state's above average concentrations in the construction, tourism, manufacturing and communications industries, all of which were heavily affected in this recession. In 2004 and 2005 the state's total employment numbers reversed the negative trend and increased 0.9% and 0.7%, respectively. The unemployment rate averaged 5.22% in 2005. The economy's continued employment growth is uncertain given the potential loss of jobs in the auto and airline sectors which will be offset by the expected net job gains at Fort Benning from the current military base realignment and closure efforts. Georgia is expected to continue to attract in-migration given the state's low cost of doing business, extensive transportation infrastructure, below average unemployment rates, access to export markets, availability of land and water, and its central location. Atlanta, which has been at the heart of the state's economic growth, has been a trade, service and transportation center for much of the southeast region.

Financial operations had stabilized in FY2004 and FY2005 as the state saw revenue growth in income tax and sales tax, which allowed the state to replenish the revenue stabilization fund reserves. The Revenue shortfall reserve fund, which was fully funded at $700 million in FY2002, was drawn down to $52 million in FY2004. In FY2005, the state replenished it to $257 million. FY2006 budget is estimated at $17.8 billion with a projected 6.3% increase in revenues.

According to Moody's, Georgia's debt burden is moderate and only slightly above the median level for the 50 states. Moody's state debt median report showed Georgia's net tax-supported debt per capita is about $803, compared to a national median of $703. Debt to personal income was 2.8% compared to a national median of 2.4%. Georgia's debt measures had declined from the prior year when it was $827 per capita or 2.9% of personal income. However, debt burden is expected to increase as the state plans to issue $4.2 billion of general obligation debt.

KENTUCKY. Kentucky's economy continued its trend of slow, modest financial improvement. In FY2005, the Commonwealth's personal income increased by 5.9% or $118.7 million. Personal income is forecasted to increase 6% in FY2006 and 5.6% in FY2007. The corresponding growth rates for wages and salaries are 4.6% and 5.1%. The 2005 unemployment rate was 5.7% which was slightly higher than the 5.5% rate in 2004. The nation's average unemployment rate was 5% in 2005.

As Kentucky's employment base is dominated by manufacturing and construction, it has typically lagged the national economy as manufacturing facilities have moved to low-cost facilities overseas. However, the employment outlook for 2006 and 2007 is favorable due to continued diversification with the most gains in business services (2.2% in FY2006 and 3.1% in FY2007); educational and health services (1.7% in FY2006 and 1.6% in FY2007); and leisure and hospitality (2.3% in FY 2006 and 1.8% in FY2007).

Due to improved revenue collections, the FYE 2005 General Fund surplus increased to $622 million. Kentucky has by statute a set goal of maintaining a Budget Reserve Trust Fund (BRTF) balance of 5% of General Fund revenues. As of June 30, 2005, the BRTF was underfunded by $300 million. As a result, Governor Fletcher devoted $90 million of the General Fund surplus, the maximum allowed by the budget bill to the Budget Reserve Trust Fund, or Rainy Day Fund, bringing the total BRTF balance to $119 million.

Kentucky does not issue general obligation bonds; instead it relies on appropriation-backed debt issued through several agencies. Its debt is rated A+ by S&P, Aa-3 by Moody's and AA- by Fitch. The Commonwealth has a policy of limiting debt service to 6% of total state revenue, a goal that has been effectively managed over the past decade. Kentucky's total long-term debt obligations increased by $198 million to $3.61 billion during the fiscal year; however, the Commonwealth's debt burden remains manageable. 2005 debt service represented 2.9% of total general governmental expenditures and per capita debt totaled $776.

LOUISIANA. The State of Louisiana experienced one of the worst natural disasters in the U.S. history from hurricanes Katrina and Rita in 2005. Catastrophic damage was widespread in southern Louisiana and impacted critical infrastructure, such as, electric and water utilities, sewage systems, hospitals, and roadways. Extensive economic and physical damage also occurred to the housing stock in the New Orleans Metropolitan Statistical Area, as employment dropped 278,900, over 18,000 businesses were destroyed and 267,000 homes were declared uninhabitable. The total estimated damage from the hurricanes was $24.4 billion; however, the entire impact on the state remains unknown at this time.

Louisiana's economy has been historically cyclical due to its reliance on oil and gas production and petro-chemical products. The state has made some improvements towards a more diversified economy, with growth in its service sector. However, several important segments of the states economy are facing significant challenges, as Katrina and Rita damaged oil and gas production platforms, rigs, gas processing plants, pipelines, and other oil and gas related facilities. Gaming facilities in New Orleans area were also closed and the large decline in tourism and the local population base will likely impact revenues and slow rebuilding efforts. Louisiana Recovery Authority estimated that roughly 360,000 Louisiana citizens are still displaced outside of the state as of February 2006. Unemployment levels, post Katrina, improved to 6.4% in December 2005 from a high of 12.1% in November 2005, due to a much lower population base. Overall, the state's economy is expected to face challenges both financially and in rebuilding efforts for years to come. Future growth will depend on the reconstruction efforts and the ability to attract people back into the New Orleans area.

Historically, Louisiana's main revenue sources, individual and corporate income tax, severance and royalty taxes, and sales tax have fluctuated with economic cycles. While this fluctuation created instability and budget problems in the past the states financial position improved over the last several years as annual surpluses were dedicated to debt prepayment or to one-time expenditures. The state's total revenue composition in fiscal year 2005, was comprised of operating grants (37%), goods and services (18%) and income tax (16%), sales tax (13%) and other taxes (11%). Income tax revenues expanded $573 million in the fiscal year 2005, driven by the higher personal property taxes and the general strength in the economy from tourism and mineral exploration. Sales tax receipts also increased by $28 million from the prior year due to increase in construction activity in the State. The overall liquidity of the General Fund improved by $290 million and increased the fund balance to $576 million in fiscal year 2005. Furthermore, the states revenue performance was strong enough to increase the unreserved/undesignated fund balance to $264 million. Deposits into the Budget Stabilization Rainy Day Fund totaled $230 million, resulting in a balance of $462 million in fiscal year 2005. As a result of the hurricanes, the state plans to address expected budget shortfalls by tapping the entire rainy day fund and 2005 surplus. Going forward, the state's revenue stream remains extremely vulnerable due in part by the economic losses from hurricanes Katrina and Rita, a significant decline in tourism spending, the cyclical nature of its oil and gas industry; and a weak national economy. Managing costs in the state's large health care system also remains an ongoing challenge.

Hurricanes Katrina and Rita resulted in a drastic loss in revenues and increased expenditures for disaster recovery late 2005. Governor Kathleen Blanco lowered the state revenue forecast by over $1.8 billion in fiscal year 2006 and ordered an executive branch spending freeze effective until June 30, 2006. However, with the state's revenue performance stronger then the initial estimates, the Governor revised the forecast upward adding back $1.1 billion in revenue in January 2006. The state is now projecting that the General Fund revenues will decline 6.6% to $6.96 billion in fiscal year 2006 and increase 3.1% in fiscal year 2007. Going forward, the Governor's budget for fiscal year 2007 does not have any major program cuts and includes new education spending.

The state debt burden has improved as a result of reduced borrowing, economic gains and the adoption of debt limitation measures (1993). Louisiana debt per capita and personal income was ranked 31st and 26th respectively, according to the 2005 Moody's State Debt Medians report. The state's medium debt burden, rebuilding costs from Katrina, slow economic growth and unfunded risk management claims for judgments against the state could affect the state's performance in future years.

MARYLAND. The state's diversified economic base has allowed it to achieve above average job growth over the last few years. The leading employment sectors have been Trade (18.4%), Government (18.2%), Services (15.2%) and Education & Health (13.9%). The state's dependence on the Government sector has been larger than most other states due to the proximity to Washington, D.C. and the presence of the National Security Agency headquarters as well as several military bases, which has benefited it recently with the increase in federal defense and homeland security spending. In addition, the state expects to gain approximately 6,000 military jobs as a result of the base realignment and closure process. At the same time, Maryland's reliance on the Manufacturing sector (5.4%) has been smaller than most other states (11% nationally) and insulated it some from weak consumer demand. In 2005, economic growth was experienced in most industries, with only manufacturing and government seeing slight declines. Non-farm employment growth for the state (2%) exceeded national levels (1.5%) in 2005. In addition, as a result of housing price appreciation and high wealth levels, per capita income was 120% of the U.S. average, which has helped Maryland weather the decline in the telecommunications industry. Unemployment for the state declined to 4.2% in 2005 and remained below the national average (5.1%). The economic outlook is optimistic as Maryland's workforce is highly educated and will support growth in medical research and defense contractors, somewhat offset by the continued decline in manufacturing and the high business costs.

Maryland's fiscal management has been sound historically. The state has balanced the budget each of the last three years using a combination of new revenue and one-time funding sources. Maryland is required to maintain a Revenue Stabilization Reserve Fund equal to 5% of General Fund revenues and at fiscal year end 2005, the balance was $540 million. Debt levels, while high relative to other states, have remained manageable. This relatively high debt level (ranked 17th nationally in debt per capita) is somewhat offset by the rapid amortization of the debt, which is due to a constitutional provision requiring it be retired within 15 years. In addition, the Capital Debt Affordability Committee seeks to limit total debt to 3.2% of the state's personal income and debt service below 8% of revenues, which measured 2.9% and 3.2%, respectively, at fiscal year end 2005.

The Board of Revenue estimates that state General Fund revenues will increase by 6% in fiscal year 2006 and 5% in 2007. While the budget for 2006 is balanced as well as the Governor's proposed budget for 2007, Medicaid and Education spending are projected to increase significantly over the next few years and will pose significant challenges to balancing the budget in 2008 and beyond. The Thornton initiative alone requires $1.3 billion in annual education spending on K-12 by 2008. In addition, last year the state's retiree health care cost actuarial accrued liability was estimated at $20 billion, which will require $2 billion in annual contributions over the next 30 years.

MISSOURI. Missouri historically has enjoyed a diversified economy, partially attributed to its central geographic location, mirroring the national economy. St. Louis and Kansas City, the two major metropolitan areas, house 55% of the state's population. Although the state's employment base has moved more toward services, it has retained substantial exposure to manufacturing with Boeing Company, Ford Motor Company and General Motors Corporation among its largest employers.

Employment growth continued in 2005 after turning positive in 2004. The growth rate for 2005 was 1.3%, consistent with the nation's growth rate of 1.5%. Projections include moderate job growth and slightly improved unemployment rates. Missouri is one of the few states still struggling to return to pre-recession employment levels. Missouri trails the nation in population growth. During the four-year period ending in 2004, the state's population grew 2.6% compared to national population growth of 4.1%.

From a financial standpoint, Missouri continues to proactively address its budget concerns and maintains a conservative financial management policy. The Missouri Constitution limits the amount of taxes that can be imposed in addition to giving the governor line-item veto power and the authority to withhold allotments of appropriated funds in the course of a fiscal year whenever actual revenues are below projections. The fiscal year 2006 budget addressed a gap of roughly $575 million with a combination of cost containment and revenue enhancement. Currently, Missouri projects a 4.9% increase in net general revenues for fiscal year 2006 relative to last year. A constitutional amendment requires a reserve fund be maintained at 7.5% of the previous year's net general revenue collections. It remains fully funded.

Missouri's cautious approach to debt issuance provides for below average debt levels compared to the nation. Debt ratios are expected to rise in the future but are expected to remain below national figures due to legal limitations on debt issuance.

NORTH CAROLINA. After several years of lackluster economic and fiscal performance, North Carolina is finally rebounding. North Carolina enjoyed fantastic growth from 1994 through 2000, but the national recession curtailed the state's employment gains and dampened tax revenues. Just recently, North Carolina started experiencing positive job growth, increased tax revenues, and better overall economic trends due to the national economic recovery. North Carolina saw its unemployment rate decline to 4.9% in December 2005, down from a peak of 6.8% in 2002. North Carolina continues to be a popular national banking center, while also benefiting from a strong high-technology base and several highly regarded universities. The state's main economic weaknesses continue to be job losses in the manufacturing sector and the state's large exposure to the textile and tobacco industries. Continued improvement in job growth and the unemployment level is forecasted for 2006, but North Carolina's large manufacturing sector (accounting for almost 15% of total employment in the state) may be hard pressed to reverse recent declines.

Due to its constitutionally mandated balanced budget requirement, North Carolina has been forced to implement tax increases and expenditure reductions in recent years. North Carolina has also used some Rainy Day Fund reserves and tobacco settlement proceeds to supplement the state's financial operations. Fortunately, this prompt fiscal action has kept the previous budget shortfalls minimal. In order to balance the 2006-2007 budget, North Carolina has extended a half-cent sales tax hike and increased cigarette taxes. So far, the latest tax receipt data indicates that the state's economic and financial prospects are brightening. Moody's maintains a rating of Aa-1 for the state, while S&P continues to give North Carolina its highest rating of AAA.


Although outstanding debt has increased dramatically since 1993, debt levels on a per capita basis still remain very low when compared to national levels. No change in its conservative debt policy or sound financial management is expected for North Carolina in the near future.


VIRGINIA. Virginia continues to be rated in the highest rating category by all 3 rating agencies: Moody's, S&P and Fitch. The AAA rating is reflective of the commonwealth's history of conservative fiscal management, low debt ratios and increasingly diversified economic base. As expected, Virginia experienced a healthy FY2005 and the outlook for FY2006 is positive.

Surpassing the national economy, Virginia's personal income grew by 8.3% in FY2005. The 2005 personal income growth rate was much higher than the 5.9% growth rate experienced in FY2004. In 2005, the commonwealth's average pay per job was $42,281 compared to the national average of $41,005. Continuing its downward trend, Virginia's unemployment rate decreased from 3.9% in fiscal 2004 to 3.5% in fiscal 2005.

Although Virginia's economy has diversified over the years, Virginia maintains a high concentration of federal government jobs that has historically served as a buffer during recessions. With the Base Realignment and Closure Commission, there was concern that Virginia would be a net loser upon the announced closures; however, it appears that the commonwealth will be a net beneficiary with an increase in direct jobs.

Although debt levels have risen, Virginia's direct general obligation debt burden remains relatively low and debt service is manageable. The total debt of the commonwealth as of June 30, 2005 was $20.3 billion, of which $5.9 billion or 29% was tax-supported debt. Outstanding general obligation debt backed by the full faith and credit of the commonwealth totaled $954 million.


U.S. TERRITORIES Since each Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect a Fund's performance. As with municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the Funds may invest. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the Funds from historically reliable sources, but it has not been independently verified by the Funds.



PUERTO RICO. Puerto Rico is the fourth largest island in the Caribbean and an estimated 3.9 million people call it home. Puerto Rico's economy and financial performance continue to track those of the U.S. mainland. Performance has improved, but is expected to slow. In fiscal year 2004, the U.S. mainland accounted for 82% of Puerto Rico's exports and 45% of imports. Tourism has improved in the last year. The number of rented hotel rooms has increased as has the number of rooms available. The commonwealth has recently opened a new convention center, which it hopes will attract new business and continue to improve tourism.

The commonwealth's financial position continues to deteriorate. It has had seven consecutive years of General Fund deficits including the current year. The commonwealth currently has a structural deficit of about $1.2 billion. Legislators and the governor have been unable to come up with a long-term financial solution to its problems. The governor submitted a FY06 budget, but the legislators and governor were unable to agree on a final FY06 budget. By executive order, the governor put the old FY05 in place for FY06.

The commonwealth continues to overspend both in terms of revenues and its budget. As a result, by May 2006, the government had a $738 million deficit for the current year. The governor proposed a loan from the Puerto Rico Government Development Bank (GDB) to fund operations. On May 1, 2006 the governor ordered the closing of certain non-essential government offices and schools due to the lack of money available for operations. During the shut-down the governor and legislative leaders were unable to agree on the loan and what sources would be used for repayment. After an impasse, a four-person commission of non-elected citizens was charged with resolving the fiscal crisis. The commission decided on a special 1% sales tax to repay the GDB loan, and the sales tax was expected to be part of a larger sales tax that could generate a net $300-400 million for the General Fund. This sales tax rate would be determined by the legislature and governor. Additionally they called for a similar reduction in spending annually. The legislature and governor passed the needed legislation to enact these outcomes and enable the GDB loan. Employees went back to work on May 15, 2006.

But the governor and legislature have yet to agree on tax reform. The governor and legislature must implement long- term solutions to the commonwealth's fiscal troubles. They must quickly agree on some type of tax reform that can generate net new revenues of $300-400 million annually for the General Fund. Additionally, they must come up with significant spending cuts that help trim expenses annually. Without these actions, the commonwealth is likely to see further ratings downgrades. The commonwealth's fiscal year end is 6/30.

The island's unemployment rate dropped from 13.6% in 1998 down to an average of 11.4% as of 2004. As of April 2006, unemployment was 9.7%. The largest employment sectors include government (30%), services (28%), trade (16%) and manufacturing (11%).

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to American states, this is partly explained by the fact that Puerto Rico generally centralizes the majority of its debt issuance at the state level. These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements. Puerto Rico continues to maintain a large un-funded pension liability of over $9 billion. The governor has proposed a $2 billion pension obligation bond to partially deal with this liability, but the bonds haven't been issued yet.

S&P rates Puerto Rico's general obligation debt at BBB, with a Creditwatch negative outlook. Moody's recently downgraded the island's general obligation debt to Baa3, and it maintains a Watchlist negative outlook.

Puerto Rico will continue to face challenges from the 1996 passage of a bill eliminating Section 936 of the Internal Revenue Code. This section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped drive Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives are being phased out over a 10-year period ending in 2006. In fiscal year 2004, manufacturing provided 43% of Puerto Rico's gross domestic product and 11% of non-farm payroll employment.


Outstanding issues relating to the potential for a transition to statehood may also have broad implications for Puerto Rico and its financial and credit position.



GUAM. An estimated 159,500 people call Guam home. Guam's economy has been heavily dependent on tourism and the military. The tourism sector is especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the Japanese economy. The negative effects of the weak Asian economy were exacerbated by Supertyphoon Pongsona (December 2002), which negatively affected both tourism and other economic activities in Guam. Guam saw an increase in tourism in 1999 and 2000. Tourism was also up in early 2001, only to be affected after September 11, 2001. Then after a small rebound in mid-2002, Guam was hit by Supertyphoon Pongsona in December 2002 which decreased tourism by 8.7%. However in 2004, the number of tourists increased to more than 1.15 million, mainly due to an increase in Japanese visitors. In October 2005, tourism was up 9% on a year-over-year basis. Japanese visitors now account for about 80% of all visitors.

Guam has experienced several years of negative employment growth (the payroll employment dropped from 68,440 in 1996 to 54,790 in 2003 and a similar level in 2004). Unemployment increased to about 14% as of October 2005 after it declined to 7.7% as of March 2004. As a result of the Base Realignment and Closure recommendations issued last May, some 7,000 military personnel currently stationed in Okinawa are expected to be redeployed to Guam over the next five years. This has helped boost the economy. Estimated gross territory product is $2.6 billion, a level expected to be stable over the next several years.

Guam had deficits of $30 million and $21 million for fiscal year 2001 and fiscal year 2002, respectively. Guam experienced a change in administration in January 2003, which was faced with an accumulated deficit of close to $208 million. The deficit continued to grow as a result of overspending, costs associated with the 2002 supertyphoon and decreased tourism. The new administration proposed a financial and economic plan, which led to a reduction in the government workweek to 32 hours for much of 2003 and an increase in the gross receipts tax. Audited fiscal 2003 General Fund results identified an $88 million deficit which increased the accumulated deficit to $314 million. In fiscal 2004, the territory had a small surplus of $529,000 and the accumulated deficit was $313.6 million.

While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. Guam has faced increasing pressure to improve its infrastructure to help generate economic development. In addition, Guam has a large unfunded pension liability of approximately $1.24 billion, which is a funded level of 42%. It originally hoped to issue debt to partially fund this liability in 2002, but these plans were put on hold after continued deterioration in the fiscal and economic condition combined with the supertyphoon.

As of December 2005, S&P's outlook for Guam was stable, but reflects Guam's continued weak financial and economic position.

MARIANA ISLANDS. The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage is currently $2 per hour below the U.S. level. Because of this wage differential, tens of thousands of workers have emigrated from various Asian countries to provide cheap labor for the islands' industries over the last several decades. Foreign workers account for approximately four times the number of indigenous workers. Tourism and apparel drive the islands' economy. The tourism industry is usually driven by economic trends in Asia while the garment industry is driven by economic trends in the U.S. It is estimated that the garment industry makes up about 40% of the economy. This industry grew rapidly in the 1990s; however, recently the garment industry has come under fire from substandard working conditions and World Trade Organization changes that could affect the competitive advantages of commonwealth manufacturing. Chinese exports increased in 2005 and as a result commonwealth shipments dropped 20%. This has appeared to stabilize and new agreements with China could keep it stable over the next three years. The commonwealth's gross business revenues were $1.4 billion in 1993, then increased to a high of $2.6 billion in 1997.
Gross business revenues have since declined to $2.0 billion for 2002.

Tourism is estimated to account for up to 35% of the economy. Visitors to the islands have declined over the last several years from 736,000 in 1996 to 459,458 in 2003 and 530,935 in 2004. The islands continue to be an attractive destination for the Japanese who account for 72.4% of all visitors.

The commonwealth's financials have been in a deficit position since 1994.
The most recent audited financial statement is from 2003, and it identified a $94 million negative fund balance which is 44% of annual expenditures after transfers. Unaudited results from 2004 and 2005 identified stabilized operations through managing pension contribution and expenditure restrictions according to management. The commonwealth has been operating under a continuing resolution in recent years and it has a 2006 budget of $213 million. The large pension liability is a significant reason for the fiscal stress.

The population of all the islands combined as of 2003 was estimated at 74,150, a 7% increase from the 2000 census.

U.S. VIRGIN ISLANDS. Approximately 108,600 people reside in the
70 small islands and cays that make up the U.S. Virgin Islands. The U.S. Virgin Islands did not participate in the record economic boom experienced by the mainland U.S. in the late 1990s. As such, the U.S. Virgin Islands continue to experience higher unemployment rates and lower wealth levels than realized in the U.S. The U.S. Virgin Islands are highly dependent on tourism, which accounts for approximately 70% of gross domestic product and a large share of employment. Although the islands' tourism industry was hit hard after the events of September 11, 2001, recent statistics indicate a slight recovery. The majority of the islands' visitors arrive via cruise ships. In 2005, cruise ship passenger arrivals posted a 4.8% increase from the previous year. Meanwhile, hotel occupancy rates have increased from approximately 57% in 2003 to 64.4% in 2004, with another increase expected in 2005. The unemployment rate has fallen from 9.4% in 2003 to 7.4% in 2005 due to increased tourism. 71% of jobs are in the private sector with 34.5% comprising services, including tourism employment. Unemployment is expected to fall a small amount in 2006 due to continued improvement in tourism, which increased at a slightly slower pace than it did in 2005.

The U.S. Virgin Islands Government's large public sector payroll and heavy reliance on taxes as a revenue source (roughly 90% of all revenues), together with the lingering effects of several major hurricanes in the past two decades, have contributed to the Government's lackluster financial performance. The Government has suffered numerous years of budget imbalances over the past decade, resulting in recurring annual General Fund deficits. The cash-flow crisis in the Government intensified in fiscal year 2002 due to the slumping economy and lower tax receipts. In fiscal year 2003, the Government stabilized cash flows with the help of approximately $81.5 million of financing proceeds. For the fiscal year ending September 30, 2003, the Government reduced its operating deficit from $164.4 million to $109.8 million, and used transfers and bond anticipation note proceeds to increase the fund balance by $68.3 million. The ending fund balance of $97.2 million was equal to 16.85% of expenditures. The ensuing increases in tourism during FY04 and FY05 should help stabilize the government's finances, though no financial projections are available.


In recent years, the Government has tried to improve its financial profile by implementing several cost-cutting measures, including renegotiating debt obligations, consolidating departments, cutting healthcare costs, hiring freezes, and a reduction in overtime. At this time, it is not yet certain whether or to what extent the plan will be successful in helping the Virgin Islands improve its financial condition.


POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS   The
Trust's overall policy with respect to the the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current law, the Trust releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.


In addition, a complete list of each Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as each Fund's top 10 holdings, industry weightings and geographic weightings, may be released monthly, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.


To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, that is the subject of ongoing purchase or sale orders/programs or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, as determined by the portfolio manager in consultation with the Global Compliance Department, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy described above will be made only when: (1) the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Trust's fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Trust's chief compliance officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Trust and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets. In addition, should the Trust process a shareholder's redemption request in-kind, the Trust may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for receipt of such portfolio securities.

The specific entities with whom the Trust may provide portfolio holdings in advance of their release to the general public are:

o Bloomberg, Capital Access, CDA (Thomson Financial), FactSet, Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, Vestek, and Fidelity Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end

o Service providers to the Trust that receive portfolio holdings information from time to time in advance of general release in the course of performing or to enable them to perform services for the Trust, including: CUSTODIAN BANK: Bank of New York; INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: PricewaterhouseCoopers LLP; OUTSIDE FUND LEGAL COUNSEL:
   Stradley Ronon Stevens & Young, LLP; INDEPENDENT DIRECTORS'/TRUSTEES'
   COUNSEL: Bleakley, Platt & Schmidt, LLP; PROXY VOTING SERVICES: Glass, Lewis & Co. and Institutional Shareholder Services; BROKERAGE ANALYTICAL
   SERVICES: Sanford Berstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; FINANCIAL PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc. In addition, in connection with the financing of advanced commissions for Class B shares, Lightning Asset Finance Limited (Lightning), the financing company for Trust B share sales, a 49% owned subsidiary of Franklin Resources, Inc. receives portfolio holdings information on a weekly basis, with no time lag.


In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received.


o  The recipient agrees not to trade on the non-public information received.


o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Trust receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.


In connection with the provision of portfolio holdings information to Lightning, Lightning may utilize such information to construct a "global hedge" to lessen its exposure to market fluctuations with respect to the fees it receives in connection with the financing of the Trust's Class B shares. The global hedge is not specific to the Trust but, rather, is constructed with respect to the aggregate portfolio of securities underlying all funds, including funds within Franklin Templeton Investments as well as funds in other investment company complexes, for which Lightning provides Class B share financing. The global hedge can be comprised of a number of financial instruments, including futures contracts, swaps, index shares, exchange-traded funds, and, in limited circumstances, individual stocks. In its confidentiality agreement with Franklin Templeton Investments, Lightning has agreed to keep confidential any portfolio holdings information it receives from the Trust and also has agreed not to purchase or sell or sell short any individual stocks held by the Trust based on such portfolio holdings information. If other funds for which Lightning provides financing have supplied Lightning with portfolio holdings information, and such holdings include individual stocks which are also included in the list of portfolio holdings supplied by the Trust, it is possible that the global hedge constructed by Lightning may include individual stock transactions based on such other funds' holdings of a particular stock, but not based on the Trust's holdings of that stock. Lightning does not seek to profit from the global hedge, does not invest in Trust shares, and has established precautionary measures so that its personnel may not use the Trust's portfolio information for the purpose of trading in Trust shares or for any other unauthorized trading. Although neither the Trust nor any Franklin Templeton entity receives compensation in connection with the provision of portfolio holdings information to Lightning, because Franklin Resources is an affiliate of Lightning, to the extent that Lightning's global hedge is successful, Franklin Resources may receive an indirect economic benefit from the global hedge and, consequently, from the release of portfolio holdings information.

Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment advisers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Trust's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment advisers and other financial institutions (offshore advisers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Trust, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Trust. To mitigate such risks, such information may only be disclosed for portfolio analytic purposes, such as risk analysis/asset allocation, and the offshore adviser will be required to execute a non-disclosure agreement, whereby such offshore adviser agrees to maintain such information as confidential, including limiting the dissemination of such information within its organization, and not to trade in any shares of any U.S. registered Franklin or Templeton fund, including the Trust.

In addition, some F-T Managers serve as investment advisers to various bank commingled trusts maintained by a Franklin Templeton Investments trust company, to various Canadian institutional pooled funds, to separate accounts, and as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex. Such trusts, pooled funds, accounts and other funds (collectively, "other accounts") are not subject to the Trust's portfolio holdings release policy. However, in some instances the portfolio holdings of such other accounts may be similar to and, in certain cases, nearly identical to those of a Franklin Templeton mutual fund, including the Trust. In the case of bank commingled trusts and Canadian institutional pooled funds, to mitigate risks that such portfolio holdings information may be used to trade inappropriately against a mutual fund, the recipient of such portfolio holdings information will be required to execute a non-disclosure agreement similar to the one described above for offshore funds. With respect to the other mutual funds not within the Franklin Templeton Investments fund complex, the sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Trust discloses its portfolios holdings.

The Trust's portfolio holdings release policy has been reviewed and approved by the Trust's board of trustees and any material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Trust that is served as a result of the exception.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

The Trust has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.


The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-------------------------



                                    NUMBER OF
                                   PORTFOLIOS
                                    IN FUND
                                    COMPLEX
 NAME, YEAR                 LENGTH  OVERSEEN       OTHER
OF BIRTH AND               OF TIME  BY BOARD    DIRECTORSHIPS
 AND ADDRESS    POSITION    SERVED   MEMBER*       HELD
-----------------------------------------------------------------

Harris J.     Trustee      Since     142       Director, Bar-S
Ashton (1932)              1984                Foods (meat
One Franklin                                   packing company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC
Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board,
General Host Corporation (nursery and craft centers) (until
1998).
-----------------------------------------------------------------

S. Joseph     Trustee      Since     143       None
Fortunato                  1989
(1932)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney,
Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
-----------------------------------------------------------------

Edith E.      Trustee      Since     138       Director, Hess
Holiday                    1998                Corporation
(1952)                                         (formerly,
One Franklin                                   Amerada Hess
Parkway                                        Corporation)
San Mateo,                                     (exploration and
CA 94403-1906                                  refining of oil
                                               and gas), H.J.
                                               Heinz Company
                                               (processed foods
                                               and allied
                                               products), RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium),
                                               Canadian
                                               National Railway
                                               (railroad) and
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------

Frank W.T.    Trustee      Since     115       Director, Center
LaHaye (1929)              1984                for Creative
One Franklin                                   Land Recycling
Parkway                                        (redevelopment).
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------

Gordon S.     Trustee      Since     142       Director, Martek
Macklin                    1992                Biosciences
(1928)                                         Corporation,
One Franklin                                   MedImmune, Inc.
Parkway                                        (biotechnology),
San Mateo,                                     and
CA 94403-1906                                  Overstock.com
                                               (Internet
                                               services); and
                                               FORMERLY,
                                               Director, MCI
                                               Communication
                                               Corporation
                                               (subsequently
                                               known as MCI
                                               WorldCom, Inc.
                                               and WorldCom,
                                               Inc.)
                                               (communications
                                               services)
                                               (1988-2002),
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company)
                                               (1987-2004) and
                                               Spacehab, Inc.
                                               (aerospace
                                               services)
                                               (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------

Frank A.      Trustee      Since     105       Director, Hess
Olson                      June 2005           Corporation
(1932)                                         (formerly,
One Franklin                                   Amerada Hess
Parkway San                                    Corporation)
Mateo, CA                                      (exploration and
94403-1906                                     refining of oil
                                               and gas) and
                                               Sentient Jet
                                               (private jet
                                               service); and
                                               FORMERLY,
                                               Director, Becton
                                               Dickinson and
                                               Company (medical
                                               technology),
                                               Cooper
                                               Industries, Inc.
                                               (electrical
                                               products and
                                               tools and
                                               hardware),
                                               Health Net, Inc.
                                               (formerly,
                                               Foundation
                                               Health)
                                               (integrated
                                               managed care),
                                               The Hertz
                                               Corporation,
                                               Pacific
                                               Southwest
                                               Airlines, The
                                               RCA Corporation,
                                               Unicom
                                               (formerly,
                                               Commonwealth
                                               Edison), UAL
                                               Corporation
                                               (airlines) and
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since
2000) (Chairman of the Board (1980-2000) and Chief Executive
Officer (1977-1999)); and FORMERLY, Chairman of the Board,
President and Chief Executive Officer, UAL Corporation
(airlines).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
--------------------------------------


                                    NUMBER OF
                                   PORTFOLIOS
                                    IN FUND
                                    COMPLEX
 NAME, YEAR                 LENGTH  OVERSEEN       OTHER
OF BIRTH AND               OF TIME  BY BOARD    DIRECTORSHIPS
 AND ADDRESS    POSITION    SERVED   MEMBER*       HELD
-----------------------------------------------------------------

**Charles B.  Trustee and  Since     142       None
Johnson       Chairman of  1984
(1933)        the Board
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------

**Rupert H.   Trustee,     Trustee   124       None
Johnson, Jr.  President    since
(1940)        and Chief    1984,
One Franklin  Executive    President
Parkway       Officer -    since
San Mateo,    Investment   1993 and
CA 94403-1906 Management   Chief
                           Executive
                           Officer
                           -
                           Investment
                           Management
                           since
                           2002


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers,
Inc.; Senior Vice President, Franklin Advisory Services, LLC;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------

Sheila        Vice         Since     Not       Not Applicable
Amoroso       President    2000      Applicable
(1959)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------

Harmon E.     Vice         Since     Not       Not Applicable
Burns (1945)  President    1986      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; and officer and/or director or
trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment
companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Rafael R.     Vice         Since     Not       Not Applicable
Costas, Jr.   President    2000      Applicable
(1965)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------

James M.      Chief        Chief      Not       Not Applicable
Davis         Compliance   Compliance Applicable
(1952)        Officer and  Officer
One Franklin  Vice         since
Parkway       President -  2004 and
San Mateo,    AML          Vice
CA 94403-1906 Compliance   President-AML
                           Compliance
                           since
                           February
                           2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director of Compliance, Franklin
Resources, Inc. (1994-2001).
-----------------------------------------------------------------

Laura         Treasurer    Since     Not       Not Applicable
Fergerson                  2004      Applicable
(1962)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------

Jimmy D.      Senior Vice   Since     Not        Not Applicable
Gambill       President     2002      Applicable
(1947)        and Chief
500 East      Executive
Broward       Officer-Finance
Blvd.         and
Suite 2100    Administration
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice
President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

David P.      Vice         Since     Not       Not Applicable
Goss (1947)   President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton
Investments; officer and director of one of the subsidiaries of
Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Barbara J.    Vice         Since     Not       Not Applicable
Green (1947)  President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 47 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------

Karen L.      Vice         Vice      Not       Not Applicable
Skidmore      President    President Applicable
(1952)        and          since
One Franklin  Secretary    March
Parkway                    2006
San Mateo,                 Secretary
CA 94403-1906              since
                           April
                           2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton
Investments; Vice President and Secretary, Templeton Funds
Annuity Company; and officer of 31 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

Craig S.      Vice         Since     Not       Not Applicable
Tyle (1960)   President    October   Applicable
One Franklin               2005
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin
Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman
& Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
-----------------------------------------------------------------

Galen G.      Chief        Since     Not       Not Applicable
Vetter (1951) Financial    2004      Applicable
500 East      Officer and
Broward       Chief
Blvd.         Accounting
Suite 2100    Officer
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC;
officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey,
Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP
(1979-1987 and 1991-2004).
-----------------------------------------------------------------

Thomas Walsh  Vice         Since     Not       Not Applicable
(1961)        President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.


The Trust pays noninterested board members $5,145 per quarter plus $1,590 per meeting attended. Noninterested board members also received a flat fee of $5,000 per year as a general retainer, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Frank W.T. LaHaye who serves as chairman of the Audit Committee of the Trust and certain other funds in Franklin Templeton Investments receives an additional fee of $20,000 per year, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to certain noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.


                                                 NUMBER OF
                                 TOTAL FEES      BOARDS IN
                   TOTAL FEES   RECEIVED FROM    FRANKLIN
                    RECEIVED      FRANKLIN       TEMPLETON
                    FROM THE     TEMPLETON      INVESTMENTS
                     FUND(1)    INVESTMENTS(2)    ON WHICH
NAME                  ($)           ($)         EACH SERVES(3)
------------------------------------------------------------------

Frank H. Abbott,      7,235       86,437          N/A
III(4)
Harris J. Ashton      28,722      404,038         42
S. Joseph Fortunato   25,997      406,036         43
Edith E. Holiday      32,975      403,749         41
Frank W.T. LaHaye     33,597      221,070         26
Gordon S. Macklin     26,298      379,002         42
Frank A. Olson        24,358      231,486         29

1. For the fiscal year ended February 28, 2006.
2. For the calendar year ended December 31, 2005.
3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.
4. Deceased, June 30, 2005.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2005.

INDEPENDENT BOARD MEMBERS
--------------------------
                                                  AGGREGATE DOLLAR
                                                  RANGE OF EQUITY
                                                 SECURITIES IN ALL
                                                 FUNDS OVERSEEN BY
                                                  THE BOARD MEMBER
                                                  IN THE FRANKLIN
                        DOLLAR RANGE OF EQUITY     TEMPLETON FUND
NAME OF BOARD MEMBER    SECURITIES IN EACH FUND       COMPLEX
--------------------------------------------------------------------
Harris J. Ashton                 None              Over $100,000
S. Joseph Fortunato          Florida Fund          Over $100,000
                            Over $100,000
Edith E. Holiday                 None              Over $100,000
Frank W.T. LaHaye                None              Over $100,000
Gordon S. Macklin           Maryland Fund          Over $100,000
                            Over $100,000
Frank A. Olson                   None              Over $100,000
--------------------------------------------------------------------


INTERESTED BOARD MEMBERS
-------------------------
                                                  AGGREGATE DOLLAR
                                                  RANGE OF EQUITY
                                                 SECURITIES IN ALL
                                                 FUNDS OVERSEEN BY
                                                  THE BOARD MEMBER
                                                  IN THE FRANKLIN
                        DOLLAR RANGE OF EQUITY     TEMPLETON FUND
NAME OF BOARD MEMBER    SECURITIES IN EACH FUND       COMPLEX
--------------------------------------------------------------------
Charles B. Johnson               None              Over $100,000
Rupert H. Johnson, Jr.           None              Over $100,000
--------------------------------------------------------------------


BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust:
Edith E. Holiday, S. Joseph Fortunato and Frank W.T. LaHaye. The Nominating Committee is comprised of the following independent trustees of the Trust:
Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye, Gordon S. Macklin and Frank A. Olson.


The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.


When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-9983 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.


The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.


During the fiscal year ended February 28, 2006, the Audit Committee met three times; the Nominating Committee met nine times.


FAIR VALUATION AND LIQUIDITY
-------------------------------------------------------------------------------

The Trust's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Funds and that the required level of liquidity
is maintained.   The manager has formed a Valuation & Liquidity Oversight
Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Trust's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).



MANAGEMENT FEES  Each Fund pays the manager a fee equal to a monthly rate of:

o 5/96 of 1% of the value of its net assets up to and including $100 million; and

o 1/24 of 1% of the value of its net assets over $100 million up to and including $250 million; and


Effective May 1, 2005, the following breakpoints were added:

o 9/240 of 1% of the value of its net assets over $250 million up to and including $10 billion; and


o 11/300 of 1% of the value of net assets over $10 billion up to and including $12.5 billion; and

o 7/200 of 1% of the value of net assets over $12.5 billion up to and including $15 billion; and

o 1/30 of 1% of the value of net assets over $15 billion up to and including $17.5 billion; and

o 19/600 of 1% of the value of net assets over $17.5 billion up to and including $20 billion; and

o  3/100 of 1% of the value of net assets in excess of $20 billion.



The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of a Fund's shares pays its proportionate share of the fee.


For the last three fiscal years ended February 28, 2006, February 28, 2005, and February 29, 2004, the Funds paid the following management fees:

                         MANAGEMENT FEES PAID ($)
------------------------------------------------------------
                        2006         2005          2004
------------------------------------------------------------

Alabama Fund           1,446,005     1,394,080    1,421,078
Florida Fund           7,928,025     7,837,345    8,230,031
Georgia Fund           1,279,153     1,138,732    1,151,422
Kentucky Fund(1)         686,657       591,849      496,770
Louisiana Fund         1,196,324     1,139,987    1,136,650
Maryland Fund          2,077,600     1,946,779    1,962,155
Missouri Fund          2,973,046     2,744,254    2,672,259
North Carolina Fund    2,756,808     2,452,095    2,459,882
Virginia Fund          2,521,845     2,368,678    2,380,400
------------------------------------------------------------

1. For the fiscal years ended February 28, 2006, February 28, 2005, and February 29, 2004, management fees, before any advance waiver, totaled $721,839, $680,244, and $711,079, respectively. Under an agreement by the manager to limit its fees, the Fund paid the management fees shown.

PORTFOLIO MANAGERS This section reflects information about the portfolio managers as of February 28, 2006.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

-
---------------------------------------------------------------------
                     Assets                  Assets
                     of Other                of Other
           Number    Registered   Number     Pooled             Assets
           of Other  Investment   of Other   Investment         of
           Registered Companies   Pooled     Vehicles  Number   Other
           Investment Managed     Investment Managed   of       Accounts
           Companies  (x $ 1      Vehicles   (x $ 1    Other    Managed
Name        Managed   million)(1) Managed    million)  Accounts (x $ 1
                                                       Managed  million)
---------------------------------------------------------------------
James Conn 11        11,670.6      0        N/A       0       N/A
Carrie     11        12,402.1      0        N/A       0       N/A
Higgins
Pomeroy
Francisco  5         14,813.5      0        N/A       0       N/A
Rivera
John Wiley 8         24,017.1      0        N/A       0       N/A
Stella     6          3,312.0      0        N/A       0       N/A
Wong
---------------------------------------------------------------------

1. These figures represent registered investment companies other than the Funds that are included in this SAI.

Portfolio managers that provide investment services to a Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Funds, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Funds. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Funds may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.


The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.


Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Funds have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION.   The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:


   BASE SALARY  Each portfolio manager is paid a base salary.


   ANNUAL BONUS Annual bonuses are structured to align the interests of a portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:


   o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

   o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of the portfolio manager to the manager's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.


   o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

   ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.


Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.


OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of February 28, 2006 (such amounts may change from time to time):



      -----------------------------------------
      Portfolio Manager  Dollar Range of Fund
                         Shares Beneficially
                                Owned
      -----------------------------------------
      James Conn                 None
      Carrie Higgins             None
      John Pomeroy               None
      Francisco Rivera           None
      John Wiley                 None
      Stella Wong                None
      -----------------------------------------


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for each Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of each Fund's average daily net assets up to $200 million;

o 0.135% of each Fund's average daily net assets over $200 million up to $700 million;

o 0.10% of each Fund's average daily net assets over $700 million up to $1.2 billion; and

o 0.075% of each Fund's average daily net assets over $1.2 billion.


During the last three fiscal years ended February 28, 2006, February 28, 2005, and February 29, 2004, the manager paid FT Services the following administration fees:

                      ADMINISTRATION FEES PAID ($)
                     ----------------------------------------
                        2006          2005         2004
 ------------------------------------------------------------
 Alabama Fund         388,458       374,202        380,680
 Florida Fund       1,855,538     1,839,000      1,906,215
 Georgia Fund         340,083       303,933        306,731
 Kentucky Fund        178,740       167,038        175,175
 Louisiana Fund       318,209       304,041        302,996
 Maryland Fund        576,203       539,726        542,773
 Missouri Fund        845,044       775,718        754,753
 North Carolina Fund  779,977       688,832        693,240
 Virginia Fund        710,316       664,875        668,267
 ------------------------------------------------------------


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as each Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.


Investor Services may also pay servicing fees, that will be reimbursed by a Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.


CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Funds' independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Trust's Annual Report to Shareholders.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------


Since most purchases by the Funds are principal transactions at net prices, the Funds incur little or no brokerage costs. Each Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.


It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Funds.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.


During the last three fiscal years ended February 28, 2006, February 28, 2005, and February 29, 2004, the Funds did not pay any brokerage commissions.

As of February 28, 2006, the Funds did not own securities of their regular broker-dealers.


DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

MULTICLASS DISTRIBUTIONS Each multiclass Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share generally will differ, however, due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

EXEMPT-INTEREST DIVIDENDS. By meeting certain requirements of the Internal Revenue Code (Code), each Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of any state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free.

TAXABLE INCOME DIVIDENDS. Each Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends a Fund pays from this income are taxable to you as ordinary income. Because each Fund invests primarily in tax-exempt debt securities, none anticipate that any of their dividends will be treated as qualified dividends subject to reduced rates of federal taxation for individuals.


DISTRIBUTIONS OF CAPITAL GAINS Each Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.


Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

SUNSETTING OF PROVISIONS. The special provisions of the 2003 Tax Act dealing with reduced rates of taxation for net long-term capital gains are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.


INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable or tax-exempt income or interest income that is a tax preference item when determining your federal alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Taxable distributions declared in December but paid in January are taxable to you as if paid in December.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you (including dividends from tax-exempt interest) would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o  98% of its taxable ordinary income earned during the calendar year;

o 98% of its capital gain net income earned during the twelve month period ending October 31; and

o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. If you sell or exchange Fund shares that you owned for six months or less:

o any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and

o any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

o You sell some or all of your original shares within 90 days of their purchase, and

o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.


The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on ordinary dividend income paid by a Fund to non-U.S. investors. Exempt-interest dividends and capital gain dividends paid by a Fund from its net long-term capital gains are generally exempt from this withholding tax. The 2004 Tax Act also exempts from U.S. withholding tax most dividends paid by a Fund from U.S. source taxable interest income and net short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor.

Any short-term capital gain dividends and capital gain distributions (other than certain gains realized on the disposition of U.S. real property interests) are exempt from a U.S. withholding tax unless you are a non-resident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, in which case such distributions are subject to a 30% (or lower treaty rate) U.S. withholding tax.

In addition, any taxable and tax-exempt dividends and distributions, including any interest-related and short-term capital gain dividends, and any proceeds from the sale of a non-U.S. investor's shares will be subject to backup withholding at a rate of 28% if the investor fails to properly certify that they are not a U.S. person. See the discussion below for "Backup withholding." Any Fund taxable dividends and distributions that are effectively connected with the conduct of a U.S. trade or business by a non-U.S. investor are also taxable in the U.S. on a net basis, and may require the investor to file a U.S. income tax return.

U.S. ESTATE TAX. The 2004 Tax Act also provides a partial exemption from U.S. estate tax that may apply to Fund shares held by the estate of a non-U.S. decedent dying after December 31, 2004 and before January 1, 2008, unless this exemption is extended or made permanent. The amount treated as exempt is based on the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating exempt-interest income or constitute other property not within the United States.

BACKUP WITHHOLDING By law, each Fund must withhold a portion of your taxable and tax-exempt distributions and sales proceeds unless you:


o   provide your correct Social Security or taxpayer identification number,
o   certify that this number is correct,
o   certify that you are not subject to backup withholding, and
o   certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.


UNDER THE TAX INCREASE PREVENTION AND RECONCILIATION ACT OF 2005,
SHAREHOLDERS SUBJECT TO BACKUP WITHHOLDING WILL BE SUBJECT TO WITHHOLDING AT A RATE OF 28% ON ANY REPORTABLE PAYMENTS THAT THEY RECEIVE FROM A FUND. THIS WITHHOLDING REQUIREMENT NOW EXISTS ON EXEMPT-INTEREST DIVIDENDS, EVEN THOUGH THIS INCOME IS NOT TAXABLE.

Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding, and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.


DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because each Fund's income primarily is derived from investments earning interest rather than dividend income, generally NONE of its income dividends will be eligible for this deduction.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS For the same reason, NONE of its distributions are expected to be qualified dividends eligible for federal taxation of individuals at long-term capital gain rates.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind
(PIK) bonds, that could require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to you by the Fund.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.


U.S. TREASURY CIRCULAR 230 NOTICE This discussion of "Distributions and Taxes" is not intended or written to be used, and cannot be used, by you for the purpose of avoiding any penalties that may be imposed by the Internal Revenue Service. It is not written as tax advice, and does not purport to deal with all of the federal, state or foreign tax consequences that may be applicable to your investment in a Fund. You should consult your personal tax advisor for advice on these consequences.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

Each Fund is a series of Franklin Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust in September 1984, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that each Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that each Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

Each Fund, except the Florida and Kentucky Funds, currently offers two classes of shares, Class A and Class C. The Florida Fund currently offers three classes of shares, Class A, Class B and Class C. The Kentucky Fund offers only one share class. Because its sales charge structure and Rule 12b-1 plan are similar to those of Class A shares, shares of the Kentucky Fund are considered Class A shares for redemption, exchange and other purposes. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The Funds may offer additional classes of shares in the future. The full title of each class is:

o Franklin Alabama Tax-Free Income Fund - Class A
o Franklin Alabama Tax-Free Income Fund - Class C
o Franklin Florida Tax-Free Income Fund - Class A
o Franklin Florida Tax-Free Income Fund - Class B
o Franklin Florida Tax-Free Income Fund - Class C
o Franklin Georgia Tax-Free Income Fund - Class A
o Franklin Georgia Tax-Free Income Fund - Class C
o Franklin Kentucky Tax-Free Income Fund - Class A
o Franklin Louisiana Tax-Free Income Fund - Class A
o Franklin Louisiana Tax-Free Income Fund - Class C
o Franklin Maryland Tax-Free Income Fund - Class A
o Franklin Maryland Tax-Free Income Fund - Class C
o Franklin Missouri Tax-Free Income Fund - Class A
o Franklin Missouri Tax-Free Income Fund - Class C
o Franklin North Carolina Tax-Free Income Fund - Class A
o Franklin North Carolina Tax-Free Income Fund - Class C
o Franklin Virginia Tax-Free Income Fund - Class A
o Franklin Virginia Tax-Free Income Fund - Class C

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of June 1, 2006, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS             SHARE CLASS  PERCENTAGE (%)
-------------------------------------------------------
KENTUCKY FUND
Unified Trust Co NA Omnibus    Class A       8.72
Trust
2353 Alexandria Dr Ste 100
Lexington, KY 40504-3208



From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of June 1, 2006, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

Each Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of a Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

INVESTMENT BY ASSET ALLOCATORS Each Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment adviser nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A. There is no initial sales charge for Class C.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge
(CDSC) by investors who reinvest within 90 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.


o Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Franklin Templeton Investment Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.


   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined a Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in a Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts


o A trust company or bank trust department with an aggregate value of at least $1 million invested in Franklin Templeton funds beneficially owned by two or more owners who are customers of the trust company or bank trust department and over which the trust companies and bank trust departments have investment discretion. Accounts established as a single trust will pay the public offering price based on the amount invested in Franklin Templeton funds.


Shares acquired by a financial intermediary for the benefit of one or more clients participating in a wrap fee program through which the financial intermediary receives an asset based fee may be purchased without an initial sales charge or CDSC.


SALES TO CLIENTS OF EDWARD D. JONES & CO., L.P. Class A shares may be purchased at NAV by certain clients of Edward D. Jones & Co., L.P. (E.D. Jones) during the 90-day period beginning August 19, 2005. Class A shares purchased during that period will not be subject to an initial sales charge or to a contingent deferred sales charge. This limited offer to exchange into Fund Class A shares at NAV (the Switch Offer) is generally available to E.D. Jones' clients who owned shares of certain "preferred funds" as of December 31, 2004, and is being made available in accordance with an exemptive order received by E.D. Jones from the Securities and Exchange Commission. Clients of E.D. Jones should contact their investment representative for further information about their ability to take advantage of the Switch Offer.


DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.


Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million but less than $4 million, plus 0.50% on sales of $4 million but less than $50 million, plus 0.25% on sales of $50 million or more.


In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter -
Distribution and service (12b-1) fees," Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:


MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments.

In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.

As noted below, Distributors may make additional payments to dealers, including dealers not listed below, related to ticket charges and various dealer-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton funds. The following is a list of NASD member broker-dealers (including their respective affiliates) receiving marketing support payments as of March 31, 2006:

Advantage Capital Corporation, AG Edwards & Sons, Inc., AIG Financial Advisors, Inc., American General Securities, Inc., American Portfolios Financial Services, Inc., Ameriprise Financial Services, AmSouth Investment Services, Inc., Associated Securities Corp., AXA Advisors LLC, BNY Investment Center Inc., Cadaret Grant & Co. Inc., Cambridge Investment Research Inc., Chase Investment Services Corp., Citicorp Investment Services, Comerica Securities Inc., Commerce Brokerage, Compass Brokerage, Inc., CUNA Brokerage Services, Inc., CUSO Financial Services, Edward Jones, Fidelity Investments Institutional Services Company, Inc., Financial Network Investment Corporation, FSC Securities Corporation, First Command Financial Planning, Inc., Genworth Financial Securities Corp., J.J.B. Hilliard, W.L. Lyons, Inc., IFC Holdings Inc. D/B/A INVEST Financial Corporation, IFMG Securities, Inc., ING Financial Partners, Inc., Investacorp, Inc., Investment Centers of America, Inc., Legend Equities Group, Lincoln Financial Advisors Corp., Lincoln Investment Planning, Inc., Linsco/Private Ledger Corp., M&T Securities Inc., McDonald Investments, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Keegan & Company, Inc., Morgan Stanley, Multi-Financial Securities Corporation, Mutual Service Corporation, NatCity Investments, Inc., National Planning Corporation, PFS Investments, Inc., Piper Jaffray & Co., PrimeVest Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher, Inc., Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., Securities America, Inc., Signator Investors, Inc., SII Investments, Inc., Smith Barney, SunTrust Investment Services, Inc., TFS Securities, Inc., The Investment Center, Inc., UBS Financial Services, Inc., UnionBanc Investment Services, U.S. Bancorp Investments, Inc., United Planners Financial Services, UVEST Investment Services, Inc., Vanderbilt Securities, LLC, Wachovia Securities, LLC, Waterstone Financial Group, Inc., Wells Fargo Investments, LLC, WM Financial Services, Inc.

Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.


TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.


OTHER PAYMENTS. From time to time, Distributors, at its expense, may make additional payments to dealers that sell or arrange for the sale of shares of the Funds. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other dealer-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You should ask your dealer for information about any payments it receives from Distributors and any services provided.


CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES  THIS % IS DEDUCTED
WITHIN THIS MANY YEARS AFTER     FROM YOUR PROCEEDS
BUYING THEM                      AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0

CDSC WAIVERS.  The CDSC for any share class generally will be waived for:



o A trust company or bank trust department with an aggregate value of at least $1 million invested in Franklin Templeton funds beneficially owned by two or more owners who are customers of the trust company or bank trust department and over which the trust companies and bank trust departments have investment discretion. Accounts established as a single trust will pay the public offering price based on the amount invested in Franklin Templeton funds.


o  Account fees

o Redemptions by a Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February 1,
   1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.


To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn, if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked "unable to forward" by the postal service.


REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. Each Fund's investment minimums apply to each sub-account. Each Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the
prospectus.   Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Funds permit the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Funds, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, a Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should a Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

A Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.


Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended February 28, 2006, February 28, 2005, and February 29, 2004:


                                                  AMOUNT
                                               RECEIVED IN
                                               CONNECTION
                                                   WITH
                       TOTAL        AMOUNT      REDEMPTIONS
                    COMMISSIONS  RETAINED BY       AND
                     RECEIVED    DISTRIBUTORS   REPURCHASES
                        ($)          ($)            ($)
 ----------------------------------------------------------
 2006
 Alabama Fund            558,238       80,270        1,170
 Florida Fund          2,599,817      400,041      140,683
 Georgia Fund            703,776       97,934        4,044
 Kentucky Fund           533,374       74,756           --
 Louisiana Fund          805,889      113,794        9,266
 Maryland Fund         1,285,059      191,225        7,082
 Missouri Fund         1,990,848      272,627        4,805
 North Carolina
 Fund                  2,401,123      348,096       12,990
 Virginia Fund         1,377,519      202,375       11,876
 2005
 Alabama Fund            434,828       63,298       11,884
 Florida Fund          2,062,111      294,309      187,235
 Georgia Fund            388,084       51,912        8,868
 Kentucky Fund           231,760       32,957          131
 Louisiana Fund          513,426       69,920        1,408
 Maryland Fund           803,026      111,885       12,996
 Missouri Fund         1,386,908      190,261        4,071
 North Carolina
 Fund                  1,048,391      155,214        8,515
 Virginia Fund           807,001      110,376        8,209

 2004
 Alabama Fund            675,903       81,492       14,021
 Florida Fund          2,924,204      386,475      187,142
 Georgia Fund            585,842       61,862       14,305
 Kentucky Fund           344,737       44,269            -
 Louisiana Fund          574,853       69,033       24,695
 Maryland Fund         1,332,148      164,900       21,983
 Missouri Fund         1,691,388      195,613       39,354
 North Carolina        1,202,517      135,248       36,492
 Fund
 Virginia Fund         1,157,795      146,045       18,426

Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.


DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Funds and their shareholders. The plans are expected to, among other things, increase advertising of the Funds, encourage sales of the Funds and service to their shareholders, and increase or maintain assets of the Funds so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Funds is useful in managing the Funds because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Funds pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Funds, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because Class B is currently closed to new investors, the amounts paid by the Fund under its plans are primarily to pay for ongoing shareholder servicing and to pay third party financing entities.

THE CLASS A PLAN. Each Fund may pay up to 0.10% per year of Class A's average daily net assets.

In implementing the Class A plan, the board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by the Fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by the Fund's Class A shares that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. When a Fund reaches $4 billion in assets, the amount to be paid to Distributors will be reduced from 0.02% to 0.01%. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan, the plan permits the board to allow the Fund to pay a full 0.10% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.

The Class A plan is a reimbursement plan. It allows the Funds to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Funds will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.


For the fiscal year ended February 28, 2006, the amounts paid by the Funds pursuant to the Class A plan were:


                           ALABAMA   FLORIDA   GEORGIA    KENTUCKY LOUISIANA
                            FUND       FUND       FUND      FUND     FUND
                             ($)        ($)       ($)       ($)       ($)
-----------------------------------------------------------------------------

Advertising                11,841     69,915     2,658     2,114     5,693
Printing and mailing
 prospectuses other
 than to current
 shareholders                 804      4,787      304        212       388
Payments to
 underwriters               5,721     28,980     3,813     1,490     3,920
Payments to
 broker-dealers           212,347  1,392,860   177,469   114,097    182,242
Other                         -          -       1,623       -         -
                         ----------------------------------------------------
Total                     230,713  1,496,542   185,867   117,913    192,243
                         ====================================================


                                                NORTH
                         MARYLAND   MISSOURI  CAROLINA   VIRGINIA
                            FUND      FUND      FUND       FUND
                            ($)       ($)        ($)        ($)
-------------------------------------------------------------------

Advertising                11,625    18,367    12,979     19,942
Printing and mailing
 prospectuses other
 than to current
 shareholders                828      1,316       766      1,373
Payments to
 underwriters              7,945     11,876    10,703     11,877
Payments to
 broker-dealers          326,437    502,397   432,314    419,325
Other                        -         -          -          -
                         ------------------------------------------
Total                    346,835    533,956   456,762    452,517
                      ==========================================


THE CLASS B AND C PLANS. Each Fund pays Distributors up to 0.65% per year of Class B and Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay for ongoing shareholder servicing and to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B and C plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. Each Fund will not pay more than the maximum amount allowed under the plans.


Under the Class B plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended February 28, 2006, were:

                          FLORIDA
                           FUND
                            ($)
-----------------------------------

Advertising                1,032
Printing and mailing
 prospectuses other
 than to current
 shareholders                 26
Payments to
 underwriters                208
Payments to
 broker-dealers          106,385
Other                    357,391
                        ----------
Total                    465,042
                        ==========

Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended February 28, 2006, were:


                         ALABAMA   FLORIDA  GEORGIA    KENTUCKY LOUISIANA
                           FUND      FUND      FUND      FUND     FUND
                            ($)      ($)       ($)       ($)      ($)
-------------------------------------------------------------------------

Advertising                2,540    8,537     1,125       -       949
Printing and mailing
 prospectuses other
 than to current
 shareholders                 95      355       128        -       54
Payments to
 underwriters              1,283    5,252     1,968       -     1,098
Payments to
 broker-dealers          212,607  838,188   254,296      -    136,413
Other                        -        -       1,793      -        -
                         ------------------------------------------------
Total                    216,525  852,332   259,310      -    138,514
                         ================================================



                         MARYLAND  MISSOURI   NORTH    VIRGINIA
                           FUND     FUND    CAROLINA     FUND
                                              FUND
                            ($)      ($)       ($)       ($)
----------------------------------------------------------------

Advertising                2,784    3,505     4,889     2,872
Printing and mailing
 prospectuses other
 than to current
 shareholders                129      181       228       121
Payments to
 underwriters              2,136    2,255     3,811     2,008
Payments to
 broker-dealers          341,237  413,699   570,573   301,167
Other                        -        -         -         -
                         ---------------------------------------
Total                    346,286  419,640   579,501   306,168
                         =======================================


THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Funds, the manager or Distributors or other parties on behalf of the Funds, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of sharesand current yield quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns before taxes for the indicated periods ended February 28, 2006, were:

                       INCEPTION  1 YEAR    5 YEARS   10 YEARS
                         DATE      (%)       (%)       (%)
---------------------------------------------------------------
CLASS A
Alabama Fund           09/01/87   -1.09     4.56       4.62
Florida Fund           09/01/87   -0.34     4.67       5.02
Georgia Fund           09/01/87   -0.50     4.43       4.81
Kentucky Fund          10/12/91   -0.44     4.36       4.93
Louisiana Fund         09/01/87   -1.40     4.39       4.90
Maryland Fund          10/03/88   -0.29     4.47       4.93
Missouri Fund          09/01/87   -0.13     4.73       5.03
North Carolina Fund    09/01/87   -0.56     4.69       5.04
Virginia Fund          09/01/87   -0.54     4.46       4.82

                                                      SINCE
                       INCEPTION1 YEAR    5 YEARS   INCEPTION
                         DATE      (%)       (%)       (%)
---------------------------------------------------------------
CLASS B
Alabama Fund              -         -         -         -
Florida Fund           02/01/00   -0.50     4.70       6.18
Georgia Fund              -         -         -         -
Kentucky Fund             -         -         -         -
Louisiana Fund            -         -         -         -
Maryland Fund             -         -         -         -
Missouri Fund             -         -         -         -
North Carolina Fund       -         -         -         -
Virginia Fund             -         -         -         -

                                                       SINCE
                       INCEPTION  1 YEAR   5 YEARS   INCEPTION
                         DATE      (%)       (%)       (%)
---------------------------------------------------------------
CLASS C
Alabama Fund           05/01/95   1.76      4.90       4.50
Florida Fund           05/01/95   2.46      4.99       4.91
Georgia Fund           05/01/95   2.39      4.77       4.71
Kentucky Fund             -         -         -         -
Louisiana Fund         05/01/95   1.41      4.73       4.79
Maryland Fund          05/01/95   2.57      4.81       4.83
Missouri Fund          05/01/95   2.82      5.08       4.92
North Carolina Fund    05/01/95   2.43      5.03       4.94
Virginia Fund          05/01/95   2.28      4.80       4.71


The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ERV

where:

P   =  a hypothetical initial payment of $1,000
T   =  average annual total return
n   =  number of years
ERV  =   ending redeemable value of a hypothetical $1,000
         payment made at the beginning of each period at the end of each period


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date.
Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions for the indicated periods ended February 28, 2006, were:

                       INCEPTION  1 YEAR  5 YEARS  10 YEARS
                         DATE       (%)     (%)      (%)
--------------------------------------------------------------
CLASS A
Alabama Fund           09/01/87   -1.09    4.56      4.59
Florida Fund           09/01/87   -0.34    4.67      5.02
Georgia Fund           09/01/87   -0.50    4.43      4.80
Kentucky Fund          10/12/91   -0.44    4.36      4.93
Louisiana Fund         09/01/87   -1.40    4.39      4.90
Maryland Fund          10/03/88   -0.29    4.47      4.92
Missouri Fund          09/01/87   -0.13    4.73      5.00
North Carolina Fund    09/01/87   -0.56    4.69      5.04
Virginia Fund          09/01/87   -0.54    4.46      4.79

                                                     SINCE
                       INCEPTION  1 YEAR   5 YEARS  INCEPTION
                         DATE      (%)      (%)       (%)
--------------------------------------------------------------
CLASS B
Alabama Fund              -         -        -         -
Florida Fund           02/01/00   -0.50    4.70      6.18
Georgia Fund              -         -        -         -
Kentucky Fund             -         -        -         -
Louisiana Fund            -         -        -         -
Maryland Fund             -         -        -         -
Missouri Fund             -         -        -         -
North Carolina Fund       -         -        -         -
Virginia Fund             -         -        -         -


                                                     SINCE
                       INCEPTION  1 YEAR   5 YEARS  INCEPTION
                         DATE      (%)      (%)       (%)
--------------------------------------------------------------
CLASS C
Alabama Fund           05/01/95   1.76     4.90      4.48
Florida Fund           05/01/95   2.45     4.99      4.91
Georgia Fund           05/01/95   2.39     4.77      4.70
Kentucky Fund          -            -        -         -
Louisiana Fund         05/01/95   1.41     4.73      4.79
Maryland Fund          05/01/95   2.57     4.81      4.82
Missouri Fund          05/01/95   2.82     5.08      4.89
North Carolina Fund    05/01/95   2.43     5.03      4.94
Virginia Fund          05/01/95   2.28     4.80      4.68



The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ATV
              D

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return (after taxes on
      distributions)
n  =  number of years
ATV =   ending value of a hypothetical $1,000 payment made at the beginning
   D of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions and redemptions for the indicated periods ended February 28, 2006, were:

                      INCEPTION  1 YEAR    5 YEARS   10 YEARS
                         DATE      (%)       (%)       (%)
---------------------------------------------------------------
CLASS A
Alabama Fund           09/01/87   0.76      4.57       4.65
Florida Fund           09/01/87   1.34      4.69       5.03
Georgia Fund           09/01/87   1.10      4.45       4.81
Kentucky Fund          10/12/91   1.12      4.38       4.93
Louisiana Fund         09/01/87   0.56      4.43       4.92
Maryland Fund          10/03/88   1.28      4.49       4.91
Missouri Fund          09/01/87   1.40      4.71       5.00
North Carolina Fund    09/01/87   1.10      4.58       5.02
Virginia Fund          09/01/87   1.12      4.47       4.81

                                                      SINCE
                      INCEPTION  1 YEAR    5 YEARS   INCEPTION
                         DATE      (%)       (%)       (%)
---------------------------------------------------------------
CLASS B
Alabama Fund              -         -         -         -
Florida Fund           02/01/00   1.10      4.66       5.97
Georgia Fund              -         -         -         -
Kentucky Fund             -         -         -         -
Louisiana Fund            -         -         -         -
Maryland Fund             -         -         -         -
Missouri Fund             -         -         -         -
North Carolina Fund       -         -         -         -
Virginia Fund             -         -         -         -

                                                      SINCE
                      INCEPTION  1 YEAR    5 YEARS   INCEPTION
                         DATE      (%)       (%)       (%)
---------------------------------------------------------------
CLASS C
Alabama Fund           05/01/95   2.47      4.80       4.49
Florida Fund           05/01/95   3.01      4.90       4.87
Georgia Fund           05/01/95   2.83      4.67       4.66
Kentucky Fund             -         -         -         -
Louisiana Fund         05/01/95   2.24      4.66       4.76
Maryland Fund          05/01/95   2.98      4.71       4.76
Missouri Fund          05/01/95   3.17      4.95       4.84
North Carolina Fund    05/01/95   2.89      4.90       4.87
Virginia Fund          05/01/95   2.80      4.70       4.65


The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ATV
               DR

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return (after taxes on
      distributions and redemptions)
n  =  number of years
ATV   =   ending value of a hypothetical $1,000 payment made at the beginning
   DR of each period at the end of each period, after taxes on fund distributions and redemption.


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes that the applicable maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated below. The cumulative total returns for the indicated periods ended February 28, 2006, were:

                     INCEPTION   1 YEAR   5 YEARS  10 YEARS
                       DATE       (%)       (%)      (%)
---------------------------------------------------------------
CLASS A
Alabama Fund          09/01/87   -1.09    24.96    57.06
Florida Fund          09/01/87   -0.34    25.63    63.23
Georgia Fund          09/01/87   -0.50    24.20    60.02
Kentucky Fund         10/12/91   -0.44    23.77    61.86
Louisiana Fund        09/01/87   -1.40    23.97    61.40
Maryland Fund         10/03/88   -0.29    24.47    61.83
Missouri Fund         09/01/87   -0.13    25.99    63.33
North Carolina Fund   09/01/87   -0.56    25.75    63.49
Virginia Fund         09/01/87   -0.54    24.37    60.05

                      INCEPTION  1 YEAR    5 YEARS   10 YEARS
                         DATE      (%)       (%)       (%)
---------------------------------------------------------------
CLASS B
Alabama Fund              -        -        -        -
Florida Fund          02/01/00   -0.50    25.84    43.97
Georgia Fund              -        -        -        -
Kentucky Fund             -        -        -        -
Louisiana Fund            -        -        -        -
Maryland Fund             -        -        -        -
Missouri Fund             -        -        -        -
North Carolina Fund       -        -        -        -
Virginia Fund             -        -        -        -

                                                    SINCE
                     INCEPTION  1 YEAR   5 YEAR   INCEPTION
                        DATE      (%)      (%)      (%)
-----------------------------------------------------------
CLASS C
Alabama Fund          05/01/95    1.76    27.05    55.35
Florida Fund          05/01/95    2.46    27.57    61.49
Georgia Fund          05/01/95    2.39    26.24    58.46
Kentucky Fund             -        -        -        -
Louisiana Fund        05/01/95    1.41    26.01    59.63
Maryland Fund         05/01/95    2.57    26.49    60.29
Missouri Fund         05/01/95    2.82    28.12    61.61
North Carolina Fund   05/01/95    2.43    27.82    61.93
Virginia Fund         05/01/95    2.28    26.42    58.37

CURRENT YIELD Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of a class during the base period. The yields for the 30-day period ended February 28, 2006, were:

                       CLASS A   CLASS  B   CLASS C
                         (%)      (%)        (%)
--------------------------------------------------
Alabama Fund             2.32       -      2.92
Florida Fund             3.57     3.19     3.20
Georgia Fund             3.26       -      2.87
Kentucky Fund            3.63       -       -
Louisiana Fund           3.50       -      3.07
Maryland Fund            3.46       -      3.08
Missouri Fund            3.51       -      3.12
North Carolina Fund      3.39       -      3.00
Virginia Fund            3.35       -      2.96


The following SEC formula was used to calculate these figures:

                    6
Yield = 2 [(a-b + 1) - 1]
            ---
            cd

where:

a =  interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum offering price per share on the last day of the period


TAXABLE-EQUIVALENT YIELD Each Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yields for the 30-day period ended February 28, 2006, were:

                       CLASS A  CLASS B  CLASS C
                         (%)      (%)      (%)
--------------------------------------------------
Alabama Fund             5.38      -       4.73
Florida Fund             5.49     4.91     4.92
Georgia Fund             5.34      -       4.70
Kentucky Fund            5.94      -        -
Louisiana Fund           5.73      -       5.02
Maryland Fund            5.78      -       5.15
Missouri Fund            5.74      -       5.11
North Carolina Fund      5.68      -       5.03
Virginia Fund            5.47      -       4.83

As of February 28, 2006, the combined federal and state income tax rates upon which the taxable-equivalent yield quotations were based were:

                     COMBINED RATE (%)
----------------------------------------
Alabama Fund               38.25
Florida Fund               35.00
Georgia Fund               38.90
Kentucky Fund              38.90
Louisiana Fund             38.90
Maryland Fund              40.17
Missouri Fund              38.90
North Carolina Fund        40.36
Virginia Fund              38.74


From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Funds will be updated to reflect these changes. The Funds expect updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Funds.


CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rates for the 30-day period ended February 28, 2006, were:

                       CLASS A   CLASS B  CLASS C
                         (%)      (%)      (%)
--------------------------------------------------
Alabama Fund            4.04      -       3.64
Florida Fund            4.33     3.95     3.93
Georgia Fund            3.93      -       3.51
Kentucky Fund           3.88      -         -
Louisiana Fund          4.09      -       3.67
Maryland Fund           4.04      -       3.62
Missouri Fund           4.08      -       3.69
North Carolina Fund     4.04      -       3.63
Virginia Fund           4.06      -       3.65

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Fund. The taxable-equivalent distribution rates for the 30-day period ended February 28, 2006, were:

                       CLASS A  CLASS B  CLASS C
                         (%)      (%)      (%)
--------------------------------------------------
Alabama Fund             6.54      -       5.89
Florida Fund             6.66     6.08     6.05
Georgia Fund             6.43      -       5.74
Kentucky Fund            6.35      -        -
Louisiana Fund           6.69      -       6.01
Maryland Fund            6.75      -       6.05
Missouri Fund            6.68      -       6.04
North Carolina Fund      6.77      -       6.09
Virginia Fund            6.63      -       5.96


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


OTHER PERFORMANCE QUOTATIONS Each Fund also may quote the performance of Class A shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.


Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.


The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $492 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $52 billion in municipal security assets for over 630,000 investors.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2006, taxes could cost $41.44 on every $100 earned from a fully taxable investment (based on the combination of the highest federal tax rate of 35.0%, and the state tax rate of 9.9% as of January 1, 2006 (before the federal tax deduction)). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments. Shareholders should also be aware that many states are experiencing budget shortfalls in their annual budgets and these states may raise taxes on investment income to generate additional revenue to cover these shortfalls. This factor may create one more reason why investors should consider an investment in a tax-free fund as an investment opportunity at this time.


Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of a Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)


Municipal Ratings are the opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.


INVESTMENT GRADE


Aaa: Issues or issuers rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Aa: Issues or issuers rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

A: Issues or issuers rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Baa: Issues or issuers rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

BELOW INVESTMENT GRADE

Ba: Issues or issuers rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

B: Issues or issuers rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Caa: Issues or issuers rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Ca: Issues or issuers rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

C: Issues or issuers demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.


Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.


Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue or issuer ranks in the higher end of its ~generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue or issuer ranks in the lower end of its generic rating category.


STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE


AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than an obligation in the higher rating categories. However, the obligor's capacity to meet its financial commitment is considered still strong.

BBB: An obligation rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


BELOW INVESTMENT GRADE


BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are continuing.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

pr: The designation "pr" indicates that the rating is provisional. Such a rating assumes the successful completion of the project financed by the debt being rated and also indicates that payment of the debt service is largely or entirely dependent upon the successful and timely completion of the project. This rating addresses credit quality subsequent to the completion of the project, but makes no comment on the likelihood of or the risk of default upon failure of such completion.

FITCH RATINGS (FITCH)


INVESTMENT GRADE


AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected by reasonably foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable future developments.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.


BELOW INVESTMENT GRADE


BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D ~are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

Plus (+) or minus (-) signs may be appended to a rating to denote relative status within major rating categories. Plus or minus signs are not used with the AAA, CC, C, DDD, DD or D categories.



MUNICIPAL NOTE RATINGS

MOODY'S


Moody's ratings for municipal short-term investment grade obligations are designated Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. Symbols used will be as follows:

INVESTMENT GRADE

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

BELOW INVESTMENT GRADE

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P

New municipal note issues due in three years or less, will usually be assigned the ratings below. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a strong capacity to pay principal and interest. Issues determined to possess a very strong capacity to pay debt service are given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

SP-3: Issues carrying this designation have a speculative capacity to pay principal and interest.

SHORT -TERM DEBT RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ~rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH

Fitch's short-term ratings apply to debt obligations that have a time horizon of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as for issues in the higher ratings.

F-3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable economic and business environment.

D: Default. Actual or imminent payment default.


STATE TAX TREATMENT
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The following information on the state income tax treatment of dividends from the Funds is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.

ALABAMA Under Section 40-18-14(3)f of the Alabama Code, interest on obligations of the state of Alabama and any of its counties, municipalities or other political subdivisions is exempt from personal income tax. Section 40-18-14(3)d provides similar tax-exempt treatment for interest on exempt obligations of the U.S. government or its possessions. In addition, the position of the Alabama Department of Revenue, as reflected in the instructions to Form 40, Alabama Individual Income Tax Return, is that dividends derived from interest on United States obligations and/or Alabama municipal obligations that are received from a regulated investment company, such as the Alabama Fund, are exempt from the Alabama individual income tax. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations or obligations of other states and their political subdivisions. To the extent such investments are made by the fund, distributions from those investments generally will be taxable.

Any distributions of capital gains earned by the fund are fully includable in each individual shareholder's Alabama taxable income and are currently taxed at ordinary income tax rates.

FLORIDA Although Florida does not impose a personal income tax, it does impose an intangible personal property tax on intangible property having a taxable situs in Florida. This tax is imposed on the value of certain intangible personal property, including shares of a mutual fund. However, according to Florida Statute Section 199.185, there is an exemption for shares of a mutual fund, such as the Florida Fund, that is organized as a business trust, if, on the January 1 assessment date, at least 90% of the net asset value of the portfolio of assets corresponding to such shares consists of exempt property. Exempt property includes notes, bonds and other obligations issued by the state of Florida or its municipalities, counties and other taxing districts or by the U.S. government and its agencies. If, on the date of assessment, the 90% threshold is not met, only that portion, if any, of the value of the mutual fund shares attributable to notes, bonds and obligations of the U.S. government and its agencies will be exempt.

GEORGIA Under Section 48-7-27(b)(1)(A) of the Georgia Code, interest on obligations of the state of Georgia and its political subdivisions, which is not otherwise included in federal adjusted gross income, is exempt from the state's individual income tax. Likewise, under Section 48-7-27(b)(2) interest on exempt obligations of the U.S. government, its territories and possessions (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands), or of any authority, commission, or instrumentality of the U.S. government also is exempt from the state's individual income tax. According to the instructions to Georgia's personal income tax return, distributions from the Georgia Fund attributable to interest on obligations of the state of Georgia and its political subdivisions and, apparently, to interest on obligations of the U.S. government, its territories and possessions, will be excluded from the Georgia individual income tax. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by a fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Any distributions of capital gains earned by the fund are fully included in each individual shareholder's Georgia taxable income and are currently taxed at ordinary income tax rates.

KENTUCKY Pursuant to Kentucky Revised Statute 141.010(10)(a) and (12)(a), income that is exempt from state taxation under the Kentucky Constitution and the Constitution and statutory laws of the United States and Kentucky is excluded from the Kentucky individual income tax base. This should include interest earned on exempt obligations of the U.S. government, its agencies and instrumentalities, or its territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands) and obligations issued by the Commonwealth of Kentucky or its political subdivisions will be exempt from Kentucky's personal income tax. Under Kentucky Income Tax Revenue Policy 42P161 (as revised December 1, 1990), dividends from regulated investment companies, such as the Kentucky Fund, which are derived from such exempt obligations, also will be exempt from state income tax. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are generally includable in each shareholder's Kentucky adjusted gross income and are taxed at ordinary income tax rates. Kentucky Revenue Circular 40C003 also states that gain from the sale of some U.S. government and Kentucky obligations may be exempt from state income tax, but the availability of the exemption depends upon the specific legislation authorizing the bonds. A specific opinion may be requested from the Kentucky Revenue Cabinet.

LOUISIANA Under Section 47:293(6)(b) of Louisiana's individual income tax law, interest earned on exempt obligations of the state of Louisiana or its political subdivisions, is exempt from the Louisiana individual income tax. The instructions to the Louisiana individual income tax return (Form IT-540) provides that interest from U.S. government obligations are also exempt. Distributions from a regulated investment company, such as the Louisiana Fund, also will be exempt from the Louisiana individual income tax to the extent that they are derived from interest earned on such exempt obligations. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Louisiana taxable income and are currently taxed at ordinary income tax rates.

MARYLAND Distributions from the Maryland Fund attributable to interest on obligations of the state of Maryland and its political subdivisions are excluded from Maryland's personal income tax. Under Section 10-207(c) of the Tax General Article, interest attributable to exempt obligations of the U.S. government and any authority, commission, instrumentality, possession or territory of the U.S. (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands) also is exempt from Maryland's personal income tax. Under Section 10-207(c-1), this exemption is extended to distributions from a regulated investment company, such as the Maryland Fund, to the extent such distributions are paid out of interest earned on exempt obligations of the U.S. government or its agencies and possessions (including Puerto Rico, Guam and the U.S. Virgin Islands). Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Pursuant to Maryland Administrative Release No. 5 distributions of capital gains by the Maryland Fund that are derived from gain realized from the sale or exchange of obligations issued by the state of Maryland or its political subdivisions also may be exempt from Maryland's personal income tax. Distributions of capital gains earned by the fund on non-Maryland obligations and gains from the sale of shares of the Maryland Fund are includable in each shareholder's Maryland adjusted gross income and are taxed at ordinary income tax rates.

MISSOURI Under Section 143.121 of the Revised Statutes of Missouri, interest earned on exempt obligations of the U.S. government, its authorities, commissions, instrumentalities, possessions or territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands), or the state of Missouri, its political subdivisions or authorities are exempt from Missouri personal income tax. Under Missouri's income tax regulations (Title 12, Section 10-2.155), a regulated investment company such as the Missouri Fund may pass the tax-exempt character of such interest through to its shareholders. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Missouri taxable income and are currently taxed at ordinary income tax rates.

NORTH CAROLINA Section 105-134.6(b)(1) of the North Carolina General Statutes provides that interest on exempt obligations of the U.S. government, or its possessions, (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands) and exempt obligations of the state of North Carolina or its political subdivisions are exempt from state income tax. Pursuant to a North Carolina Department of Revenue Individual Income Tax Technical Bulletin number X, dated January 1, 2004, dividends received from a regulated investment company, such as the North Carolina Fund, are exempt from personal income tax to the extent that the distributions are derived from interest on such exempt obligations. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Distributions of capital gains from the sale of certain North Carolina obligations issued before July 1, 1995, may be exempt from taxation for the fund's shareholders. Distributions of all net short-term capital gain and net long-term capital gain earned by the fund on all other North Carolina obligations and on non-North Carolina obligations are includable in each shareholder's North Carolina taxable income and are currently taxed at ordinary income rates.

VIRGINIA   Section 58.1-322 of the Code of Virginia provides that interest and gains on obligations of the state of Virginia, its political subdivisions, and instrumentalities and income derived from direct obligations of the U.S. government or its authorities, commission, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands) is exempt from personal income tax. Under Title 23, Virginia Administrative Code 10-110-142, distributions from a regulated investment company, such as the Virginia Fund, also will be exempt from personal income tax to the extent attributable to interest received by the Virginia Fund from such exempt obligations. Tax-exempt treatment generally is not available for distributions attributable to income earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or for obligations of other states and their political subdivisions. To the extent such investments are made by the fund, such as for temporary or defensive purposes, such distributions generally will be taxable.

Distributions of net short-term and net long-term capital gains earned by the fund from taxable obligations are included in each shareholder's Virginia taxable income and are currently taxed at ordinary income tax rates.



















































FRANKLIN TAX-FREE TRUST


FRANKLIN ARIZONA TAX-FREE INCOME FUND - CLASS A, B & C
FRANKLIN COLORADO TAX-FREE INCOME FUND - CLASS A & C
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND - CLASS A & C
FRANKLIN DOUBLE TAX-FREE INCOME FUND - CLASS A & C
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND - CLASS A & C FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND - CLASS A, B, C & ADVISOR FRANKLIN NEW JERSEY TAX-FREE INCOME FUND - CLASS A, B & C
FRANKLIN OREGON TAX-FREE INCOME FUND - CLASS A & C
FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND - CLASS A, B & C



STATEMENT OF ADDITIONAL INFORMATION


JULY 1, 2006


[Insert Franklin Templeton Investments logo]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated July 1, 2006, which we may amend from time to time, contains the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Funds' Annual Report to Shareholders, for the fiscal year ended February 28, 2006, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(R) (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks . . . . . . . . .. 2

State and U.S. Territory Risks . . . . . . .   8
Officers and Trustees . . . . . . . . . . . . 16
Fair Valuation and Liquidity . . . . . . . . .22
Management and Other Services . . . . . . . . 22
Portfolio Transactions . . . . . . . . . . . .26
Distributions and Taxes . . . . . . . . . .  .26
Organization, Voting Rights
 and Principal Holders . . . . . . . . . . .. 29
Buying and Selling Shares . . . . . . . . . ..30
The Underwriter . . . . . . . . . . . . . . ..36
Performance . . . . . . . . . . . . . . . . ..39
Miscellaneous Information . . . . . . . . . ..44
Description of Ratings . . . . . . . . . . .  45
State Tax Treatment . . . . . . . . . . . . ..48


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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------------------
O ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
  RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


GOALS, STRATEGIES AND RISKS

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Federal Intermediate-Term Fund's investment goal and the Federal Limited-Term Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes, including the individual alternative minimum tax, as is consistent with prudent investment management and the preservation of shareholders' capital.

The High Yield Fund's principal investment goal is to provide investors with a high current yield exempt from federal income taxes. Its secondary goal is capital appreciation to the extent possible and consistent with the Fund's principal investment goal.

The Double Tax-Free Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and from state personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.


Each state Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and from personal income taxes, if any, as is consistent with prudent investment management and the preservation of shareholders' capital. Each state Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of the Fund's state.


Under normal market conditions, each Fund invests at least 80% of its assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. Each Fund applies this test to its net assets, except for the Federal Intermediate-Term Fund and the Federal Limited-Term Fund, each of which applies this test to its total assets. In addition, under normal market conditions, each state Fund invests at least 80% of its net assets in securities that pay interest free from the personal income taxes, if any, of that Fund's state. The Double Tax-Free Fund also normally invests at least 80% of its net assets in securities whose interest is free from state personal income taxes.

Each Fund, other than the Federal Limited-Term Fund, may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

3. Make loans, except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer, except with respect to the Connecticut and Federal Intermediate-Term Funds, each of which will not purchase a security, if as a result: i) more than 25% of its total assets would be invested in the securities of a single issuer or ii) with respect to 50% of its total assets, more than 5% of its assets would be invested in the securities of a single issuer.

6. Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold and dispose of "obligations with puts attached" in accordance with its investment policies.

9. Invest in companies for the purpose of exercising control of management.

10. For each Fund, except the Federal Intermediate-Term Fund, purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization, except to the extent the Fund invests its uninvested daily cash balances in shares of the Franklin Tax-Exempt Money Fund and other tax-exempt money market funds in Franklin Templeton Investments provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) aggregate investments by the Fund in any such money market fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

11. For each Fund except the Federal Intermediate-Term Fund, invest more than 25% of its assets in securities of any industry; although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.

The following investment restrictions only apply to the Federal
Intermediate-Term Fund. The Federal Intermediate-Term Fund may not:

12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. To the extent permitted by exemptions which may be granted under the Investment Company Act of 1940, the Federal Intermediate-Term Fund may invest in shares of one or more investment companies, of the type generally referred to as money market funds, managed by Franklin Advisers, Inc. or its affiliates.

13. Purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale.

14. Invest more than 25% of its assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.

The following investment restrictions only apply to the Federal Limited-Term Fund. The Federal Limited-Term Fund may not:

1. Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (SEC).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities secured by real estate or interest therein or securities issued by companies that invest, deal or otherwise engage in transactions in real estate or interests therein, and
(ii) making, purchasing or selling real estate mortgage loans.

5. Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving future contracts and options thereon or investing in securities that are secured by physical commodities.

6. Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7. Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

8. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

NON-FUNDAMENTAL INVESTMENT POLICIES


Unlike the state Funds, the Double Tax-Free, the Federal Intermediate-Term, Federal Limited-Term and High Yield Funds do not focus their investment in a particular state. The High Yield Fund will not invest more than 25% of its total assets in the municipal securities of any one state or territory.


Municipal securities issued by a state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as qualifying municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of that state.

Each Fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Some states may require a Fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the Fund's distributions to be free from the state's personal income taxes. If a Fund's state requires this, the Fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholders of the Fund's state.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of a Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

      "small portion"          less than 10%
      "portion"                10% to 25%
      "significant"            25% to 50%
      "substantial"            50% to 66%
      "primary"                66% to 80%
      "predominant"            80% or more

If a Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Funds' prospectus or elsewhere in this SAI.


The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.


BELOW IS A DESCRIPTION OF VARIOUS TYPES OF MUNICIPAL AND OTHER SECURITIES THAT EACH FUND MAY BUY. OTHER TYPES OF MUNICIPAL SECURITIES MAY BECOME AVAILABLE THAT ARE SIMILAR TO THOSE DESCRIBED BELOW AND IN WHICH EACH FUND ALSO MAY INVEST, IF CONSISTENT WITH ITS INVESTMENT GOAL AND POLICIES.

MUNICIPAL BONDS have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

ANTICIPATION NOTES are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes.

BOND ANTICIPATION notes are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

REVENUE ANTICIPATION notes are issued in expectation of the receipt of revenue sources, other than tax receipts, such as federal revenues available under the Federal Revenue Sharing Program.

TAX ANTICIPATION notes are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

CALLABLE BONDS Each Fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the Fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact a Fund's net asset value.

An issuer is more likely to call its bonds when interest rates are below the rate at which the original bond was issued, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower a Fund's income, its yield and its distributions to shareholders. If the Fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the Fund also may not be able to recover the full amount it paid for the bond.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each Fund may invest in taxable commercial paper only for temporary defensive purposes.

CONVERTIBLE AND STEP COUPON BONDS Each Fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued. Zero coupon bonds tend to react more sharply to changes in interest rates than traditional bonds.


ESCROW-SECURED OR PRE-REFUNDED BONDS are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government in order to redeem (or pre-refund), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Pre-refunded bonds often receive a triple A or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price. Each Fund's manager attempts to manage the pre-refunded bonds in its portfolio so that it sells them before this decline in price occurs.


MUNICIPAL LEASE OBLIGATIONS are created to finance the purchase of property for public use. The property is then leased to the state or a local government and these leases secure the municipal lease obligations. The lease payments are used to pay the interest on the obligations. However, municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

Each Fund may invest in municipal lease obligations, including certificates of participation. In an effort to assure that the Fund's municipal lease obligations are liquid investments, the Fund's manager reviews investment liquidity based on various factors subject to regular monitoring by the board of trustees.


Because annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.


While cancellation risk is inherent to municipal lease obligations, each Fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of municipal lease securities in which it may invest.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

VARIABLE OR FLOATING RATE SECURITIES Each Fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate) from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. While this feature helps protect against a decline in the security's market price when interest rates rise, it lowers a Fund's income when interest rates fall. Of course, a Fund's income from its variable rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. Each Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

ZERO-COUPON AND DELAYED INTEREST SECURITIES Each Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.


An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.


IN ADDITION TO STANDARD PURCHASES AND SALES OF VARIOUS MUNICIPAL SECURITIES, EACH FUND'S PORTFOLIO MAY ALSO BE SUBJECT TO CERTAIN OTHER CHARACTERISTICS AND RISKS, AND MAY ALSO ENGAGE IN OTHER STRATEGIES, WHICH, ALONG WITH THESE RISKS, ARE DESCRIBED BELOW. SHOULD OTHER STRATEGIES, NOT SPECIFICALLY DESCRIBED BELOW, BECOME AVAILABLE OR ATTRACTIVE, THE MANAGER MAY ENGAGE IN THEM SO LONG AS THEY ARE CONSISTENT WITH EACH FUND'S GOALS AND OBJECTIVES.

CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.


A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Ratings (Fitch), Moody's Investors Service (Moody's), and Standard & Poor's Ratings Group (S&P(R)), often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."


An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.


As discussed in the prospectus, each Fund, other than the High Yield Fund, has limitations on the credit quality of the securities it may buy. These limitations generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.


In addition to considering ratings in its selection of each Fund's portfolio securities, the manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a triple A or equivalent rating.

LOWER-RATED SECURITIES The High Yield Fund invests at least 65% of its assets in lower-rated securities. The High Yield Fund may invest in securities rated in any rating category, including defaulted securities if the manager believes the issuer may resume making interest payments or other favorable developments seem likely in the near future. While the Fund tries to invest in lower-rated securities, the manager may consider existing market conditions, the availability of lower-rated securities, and whether the difference in yields between higher- and lower-rated securities justifies the higher risk of lower-rated securities when selecting securities for the High Yield Fund's portfolio. The High Yield Fund, however, currently does not intend to invest more than 10% of its assets in defaulted securities.


In addition, the High Yield Fund may also invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (generally referred to as "distressed debt"). Such investments typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such issuers. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to an issuer by a financial institution such as a bank or insurance company. Loan participations represent fractional interests in an issuer's indebtedness and are generally made available by banks or insurance companies. By purchasing all or a part of an issuer's direct indebtedness, the High Yield Fund, in effect, steps into the shoes of the lender. If the loan is secured, the High-Yield Fund will have a priority claim to the assets of the issuer ahead of unsecured creditors and stockholders. The High-Yield Fund generally makes such investments to achieve income, rather than capital appreciation.

To the extent that the High Yield Fund invests in loan participations with respect to a distressed issuer, the High Yield Fund must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the High Yield Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuer, as well as of the entity issuing the underlying indebtedness. The risk that the High Yield Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds.


DIVERSIFICATION All of the Funds, except the Connecticut and Federal Intermediate-Term Funds, are diversified funds. The Connecticut and Federal Intermediate-Term Funds are non-diversified. As a fundamental policy, none of the diversified Funds will buy a security if, with respect to 75% of its total assets, more than 5% would be in the securities of any single issuer (with the exception of obligations of the U.S. government). For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification.

Each Fund, including the Connecticut Fund and Federal Intermediate-Term Fund, intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, a Fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised.

ILLIQUID INVESTMENTS Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

INSURANCE Each Fund may invest in insured municipal securities. Normally, the underlying rating of an insured security is one of the top three ratings of Fitch, Moody's or S&P. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.

The bond insurance industry is a regulated industry. All bond insurers must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the Funds nor the manager makes any representations as to the ability of any insurance company to meet its obligation to a Fund if called upon to do so.

If an insurer is called upon to pay the principal or interest on an insured security that is due for payment but that has not been paid by the issuer, the terms of payment would be governed by the provisions of the insurance policy. After payment, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the Fund's rights with respect to the security, including the right to payment. The insurer's rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.


MATURITY Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields. With exception of the Federal Intermediate-Term Tax Free and the Federal Limited-Term Tax-Free Funds, the Funds have no restrictions on the maturity of the securities they may buy or on its average portfolio maturity.


PORTFOLIO TURNOVER The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each Fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unusual or unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Funds normally invest or the economies of the states and territories where the Funds invest.

Temporary defensive investments generally may include securities that pay taxable interest, including (i) for the state Funds, municipal securities issued by a state or local government other than the Fund's state; (ii) high quality commercial paper; or (iii) securities issued by or guaranteed by the full faith and credit of the U.S. government. Each Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity.


WHEN-ISSUED TRANSACTIONS Municipal securities may be offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.


When a Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although a Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When a Fund is the buyer, it will set aside on its books cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, until payment is made. If assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets.

STATE AND U.S. TERRITORY RISKS

STATE Since each state Fund mainly invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the Funds' various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state and is subject to change. The information below is based on data available to the Funds from historically reliable sources, but the Funds have not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.

The following gives more information about the risks of investing in the Funds. Please read this information together with the section "Main Risks" in the prospectus.

ARIZONA. Arizona's economy continued to solidly expand in many categories including employment, income and population growth while experiencing a lower unemployment rate than the nation. The strength was driven from growth in the high tech sector, defense contractors, housing construction and the tourism industry. Arizona's relative competitiveness to California for business cost continues to be an advantage. In addition, lower housing prices and costs of living contribute to the positive trends in net migration to the state. Some of the primary factors for a favorable outlook for Arizona remain intact, including above average income growth, low energy costs and an abundance of land. Offsetting some of the persistent strengths of Arizona is the state's exposure to technology and call center employment. Both sectors of the economy are facing competition from outsourcing to overseas regions.


The unemployment rate in March 2006 was 4.1%, down from a peak of 6.2% in 2002. It is projected that the state will add 76,000 jobs (a 3.1% increase) during 2006. Population growth is anticipated to grow an estimated 2.5% in 2005, one of the fastest growth rates in the United States. The gross state product continued to grow over the last several years and increased 4.5% in 2005 to $200.0 billion.

The General Fund balance and budget stabilization fund finished fiscal year 2005 with a balance of $800 million after increasing from a balance of $357 million in 2003. The improvement resulted from a 19% increase in revenues during 2005. The forecast for fiscal year 2006 expects revenues to increase by 11% after successive years of double-digit growth leading to an improved financial cushion at the fiscal year end. Fiscal planning is hindered by ballot initiatives such as a required two-thirds legislature approval for any tax increase and voter protection of the major expenditure areas of education and health care.

Under its constitution, Arizona cannot issue general obligation debt. Thus, gross state debt levels have remained moderate. The state has historically relied on lease obligations, revenue bonds, and pay-as-you-go financing for its capital needs.


COLORADO. During the 1980s, Colorado's economy was highly dependent on its energy sector. As a result, when the energy sector declined in the mid-to-late 1980s, the state suffered a sharp economic downturn. Throughout the 1990s, Colorado's economy improved substantially due to its increasing diversification, spurred by growth in the services, trade and government sectors.

The state's economy continued to grow during 2006 after improving during 2005. Areas of stronger growth include construction, technology, business services, and tourism. Total employment for the state increased during 2005 for the second year in a row after contracting between 2001 and 2003. The state's unemployment rate improved to 4.3% and remains below national levels while job growth is forecasted to exceed rates experienced in other states. The state's overall profile possesses positive characteristics including a diversified industrial workforce, above average incomes, and a growing economic base.

The results for fiscal year 2005 reflect an increase of 7% in General Fund revenues to $6.5 billion, which is indicative of the improving economy. The year-end General Fund reserve declined slightly but remains healthy at a level of 6% of revenues. Revenues are projected to increase 5% during fiscal year 2006 with a year-end balance of $252 million, or 4% of revenues. Overall tax receipts have increased in the state and are expected to grow 3-4% during the next several years.

The Colorado budget and financial process is constricted by a series of constitutional limitations that include a mandatory minimum of General Fund reserves equal to 4% of appropriations, and a limit to the state's revenue and expenditure growth equal to the rate of population growth, plus the rate of inflation. The state's constitution also prohibits the issuance of general obligation debt, resulting in a very low debt burden for the state. The state relies primarily on pay-as-you-go lease financing to meet its capital improvement needs.

CONNECTICUT. The state's economic recovery, including job growth, began to strengthen in fourth quarter of 2005, but still lagged the nation for the full year. The high cost of doing business in Connecticut remains a problem. On a positive note, the state benefits from a strong tourism industry and a growing biopharmaceutical industry. Connecticut ended Fiscal 2005 with a surplus of about $700 million (nearly 60% of which was from a one-time revenue), and the governor currently anticipates an approximate $600 million surplus (4% of the General Fund budget) for Fiscal 2006. Governor Rell plans to use that surplus to fully fund the Teachers' Retirement Fund for Fiscal years 2006 and 2007, to prepay other debts and to boost the Budget Reserve to nearly $1 billion. However, Connecticut still has a large negative unreserved General Fund balance. The proposed budget includes several major tax changes such as a repeal of the local property tax on autos and elimination of the property tax credit on personal income tax. The governor expects a small General Fund surplus of $0.4 million for Fiscal 2007.

Depending on what source is used, Connecticut continues to rank among the top three in terms of per capita income ($45,506 vs. national median of $33,041) and in tax-supported debt per capita ($3,624 vs. national median of $703). Despite the high per capita income, Connecticut ranks third in net tax-supported debt as a percentage of income, at approximately 8% (vs. the national median of 2.5%). Connecticut has been experiencing net out-migration as a result of its relatively old population moving to retiree states; growth has averaged under 0.3% annually over the last three years compared with about 1.0% for the nation. The state also suffers from a large, unfunded accrued pension liability (amounting to $6.8 billion and a 54.5% funding ratio as of June 30, 2004), and jobs are still 23,000, or 1%, below their pre-recession peak. However, Connecticut's unemployment rate in December 2005 was 4.8%, just below the national rate of 4.9%.

NEW JERSEY. New Jersey has a large and diverse economy that is strategically located. Twenty-four of the Fortune 500 companies are based in New Jersey. New Jersey enjoys one of the highest wealth levels in the nation. Over the past several years, the state has struggled with the nationwide economic recession that began in March 2001 and was further exacerbated by the events of September
11. Fortunately, the state entered its economic recovery earlier than most states in the region. The state is continuing to grow; however, growth rates are now slightly below national levels. After reporting positive employment growth of 2.4% and 0.1% in 2000 and 2001, respectively, the state actually lost jobs in 2002 with a negative 0.1% growth rate. Employment growth rebounded in 2003 to 1.2%, with most of the job growth concentrated in the service and the construction sectors. Growth continued in 2004 at 1.5%. Employment growth was 1.3% in 2005 and is expected at a similar rate in 2006 and 2007. The state's unemployment rate steadily climbed from a 2000 low of 3.7% to 5.8% in 2002. Since then it has improved and was 4.5% in March 2006. Currently, the service sector (namely financial services) is the largest contributor to the state's employment, accounting for nearly 40.2% of total employment. Due to the state's central location, highly skilled workforce and developed transportation infrastructure, New Jersey is projected to experience continued growth over the next few years, but at a slower pace. Personal income growth is projected at 5.5% and 4.7% in 2006 and 2007, respectively, and unemployment is expected to hover around 4.2%.

New Jersey's financial position was stable in 2005, although it remains strained as it deals with a continuing structural imbalance. The state had a General Fund operating deficit of $1.5 billion which, after transfers, improved to a narrow surplus of $436 million. Tax growth in the General Fund was 3.9% in 2005. The fiscal year 2005 ending General Fund balance of $3.1 billion compares favorably to the prior year's ending balance of $2.8 billion.

State revenues for 2006 are slightly above budget (by $321 million). But the state has passed several supplemental appropriations and funding reallocations to fund necessary additions. The largest increases were in education and Medicaid. The state now expects to end 2006 with an $800 million fund balance.

The governor has released his proposed 2007 budget. The $30.9 billion budget closes the state's $4.7 billion budget gap through a variety of measures including $3.0 billion in spending reductions and $1.7 billion in revenue increases. Almost all of the revenue enhancements are recurring in nature, and $1.1 billion is from a proposed 1% increase in the state's sales tax. Baseline sales tax growth is predicted at 3.4%, and corporate income taxes are actually expected to decline as a result of sunsetting revenue enhancements. The state also predicts income taxes will grow 9.7% which is fairly aggressive when compared to assumptions of neighboring states. Spending is expected to increase 9.2%, and this is largely driven by increased pension and debt service costs over fiscal year 2006. The budget only includes about 70% of the state's required pension payment, but it would still be $1.1 billion above 2006. Spending outside these two areas is expected to grow 4%. The budget still needs to be approved by the state legislature.

In July 2005, S&P upgraded the state to AA. Moody's rates the state Aa3.

OREGON. Oregon's economy is enjoying consecutive years of healthy growth. Following three straight years of job losses, the state's labor market is now expanding at above average rates, with non-farm employment growing by 2.1% and 3.1% in 2004 and 2005, respectively. Much of the growth has been concentrated in construction and high-tech manufacturing; improving the diversity of the state's economy, and moving it away from its former reliance on traditional industries such as agriculture and lumber products. Oregon's unemployment rate stands at 5.5%. As of July 2005, the state's population was 3,631,400, marking 1.4% growth over the prior year. Projected annual growth rates for the next few years are 1.3-1.4%.

The improving economy has directly impacted the state's financial position. General Fund revenues for the 2003-2005 biennium were up 12.5% over the 2001-2003 biennium. Much of the revenue growth was driven by improved personal and corporate income tax collections. At the end of fiscal year 2005, the state's General Fund posted a $650.7 million surplus, comparing favorably to the $480.8 million General Fund deficit posted at the end of fiscal year 2004. The state's unreserved fund balance amounted to $237.8 million in fiscal year 2005, compared with the negative $501.9 million deficit posted in the prior year. The projected ending fund balance for the 2005-2007 biennium is $808 million. One of the key challenges for the state continues to be the constitutional "2% kicker." Under the terms of the "kicker" provision, if the amount of revenues received in any biennium period exceeds the budget by 2%, then the excess must be returned to state taxpayers, inhibiting the state's ability to garner excess reserves for use during economic downturns. Under current projections, the state expects to return nearly $460 million of personal income taxes and $205 million of corporate income taxes to taxpayers at the end of the 2005-2007 biennium. Oregon's debt per capita of $1,350 is above the national state average of $754. The legislature has approved the issuance of $780 million in debt for the 2005-2007 biennium, including $503 million in general obligation bonds, $446 million in certificates of participation, and $233 million in lottery bonds.

Moody's, S&P and Fitch maintain long-term credit ratings on the state of Aa3; AA-; and AA-, respectively.


PENNSYLVANIA. Pennsylvania benefits from a highly diverse economy including the retail trade, manufacturing, service, and construction industries. The manufacturing sector has recently experienced significant job losses while the professional services businesses have picked up the slack. Pennsylvania's unemployment rate is slightly higher than the national average and population growth remains below the national level as the state ranked 43rd in population growth in 2005. Personal income growth and per capita income, however, are now close to or slightly above the national average.

Pennsylvania has been able to persevere through recent difficult economic times due to sound financial management and through the use of reserves that were built up during the 1990s. Through fiscal year 2001, the state posted five straight years of budgetary surplus operations. Due to the cyclical nature of its economy and financial performance, Pennsylvania committed to using a portion of its surpluses to build a rainy day fund in the hope of providing some security against future economic downturns or other uncertainties that could affect the state. Due to the considerable economic downturn that greatly affected the country in 2002, Pennsylvania's fiscal year 2002 revenues came in under budget estimates. The over $1 billion rainy day fund balance was depleted in order to balance the 2002 and 2003 General Fund budgets. Since the end of fiscal 2002, the state has posted General Fund surpluses each year and has been able to add back to its rainy day fund, now called the Budget Stabilization Reserve. At the end of fiscal 2005, the General Fund budget balance stood at $365 million, with an additional $254 million in the Budget Stabilization Reserve. The 2005-2006 budget originally called for an increase in spending that was not fully offset by increased revenues, therefore calling for a complete drawdown of the prior year's balance. The 2006-2007 budget, however, is forecasting a $204 General Fund surplus at the end of fiscal 2006, after an additional $68 million transfer to the Reserve. The governor's $25.4 billion 2006-2007 budget contains no new taxes and increases spending by 3.8 percent over 2005-06. The budget calls for a drawdown of the General Fund balance to $3 million, after a $1 million transfer to the Reserve.



U.S. TERRITORIES Since each Fund may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect a Fund's performance. As with municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the Funds may invest. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the Funds from historically reliable sources, but it has not been independently verified by the Funds.


PUERTO RICO. Puerto Rico is the fourth largest island in the Caribbean and an estimated 3.9 million people call it home. Puerto Rico's economy and financial performance continue to track those of the U.S. mainland. Performance has improved, but is expected to slow. In fiscal year 2004, the U.S. mainland accounted for 82% of Puerto Rico's exports and 45% of imports. Tourism has improved in the last year. The number of rented hotel rooms has increased as has the number of rooms available. The commonwealth has recently opened a new convention center, which it hopes will attract new business and continue to improve tourism.

The commonwealth's financial position continues to deteriorate. It has had seven consecutive years of General Fund deficits including the current year. The commonwealth currently has a structural deficit of about $1.2 billion. Legislators and the governor have been unable to come up with a long-term financial solution to its problems. The governor submitted a FY06 budget, but the legislators and governor were unable to agree on a final FY06 budget. By executive order, the governor put the old FY05 in place for FY06.

The commonwealth continues to overspend both in terms of revenues and its budget. As a result, by May 2006, the government had a $738 million deficit for the current year. The governor proposed a loan from the Puerto Rico Government Development Bank (GDB) to fund operations. On May 1, 2006 the governor ordered the closing of certain non-essential government offices and schools due to the lack of money available for operations. During the shut-down the governor and legislative leaders were unable to agree on the loan and what sources would be used for repayment. After an impasse, a four-person commission of non-elected citizens was charged with resolving the fiscal crisis. The commission decided on a special 1% sales tax to repay the GDB loan, and the sales tax was expected to be part of a larger sales tax that could generate a net $300-400 million for the General Fund. This sales tax rate would be determined by the legislature and governor. Additionally they called for a similar reduction in spending annually. The legislature and governor passed the needed legislation to enact these outcomes and enable the GDB loan. Employees went back to work on May 15, 2006.

But the governor and legislature have yet to agree on tax reform. The governor and legislature must implement long- term solutions to the commonwealth's fiscal troubles. They must quickly agree on some type of tax reform that can generate net new revenues of $300-400 million annually for the General Fund. Additionally, they must come up with significant spending cuts that help trim expenses annually. Without these actions, the commonwealth is likely to see further ratings downgrades. The commonwealth's fiscal year end is 6/30.

The island's unemployment rate dropped from 13.6% in 1998 down to an average of 11.4% as of 2004. As of April 2006, unemployment was 9.7%. The largest employment sectors include government (30%), services (28%), trade (16%) and manufacturing (11%).

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to American states, this is partly explained by the fact that Puerto Rico generally centralizes the majority of its debt issuance at the state level. These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements. Puerto Rico continues to maintain a large unfunded pension liability of over $9 billion. The governor has proposed a $2 billion pension obligation bond to partially deal with this liability, but the bonds haven't been issued yet.

S&P rates Puerto Rico's general obligation debt at BBB, with a Creditwatch negative outlook. Moody's recently downgraded the island's general obligation debt to Baa3, and it maintains a Watchlist negative outlook.

Puerto Rico will continue to face challenges from the 1996 passage of a bill eliminating Section 936 of the Internal Revenue Code. This section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped drive Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives are being phased out over a 10-year period ending in 2006. In fiscal year 2004, manufacturing provided 43% of Puerto Rico's gross domestic product and 11% of non-farm payroll employment.


Outstanding issues relating to the potential for a transition to statehood may also have broad implications for Puerto Rico and its financial and credit position.


GUAM. An estimated 159,500 people call Guam home. Guam's economy has been heavily dependent on tourism and the military. The tourism sector is especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the Japanese economy. The negative effects of the weak Asian economy were exacerbated by Supertyphoon Pongsona (December 2002), which negatively affected both tourism and other economic activities in Guam. Guam saw an increase in tourism in 1999 and 2000. Tourism was also up in early 2001, only to be affected after September 11, 2001. Then after a small rebound in mid-2002, Guam was hit by Supertyphoon Pongsona in December 2002 which decreased tourism by 8.7%. However, in 2004, the number of tourists increased to more than 1.15 million, mainly due to an increase in Japanese visitors. In October 2005, tourism was up 9% on a year-over-year basis. Japanese visitors now account for about 80% of all visitors.

Guam has experienced several years of negative employment growth (the payroll employment has dropped from 68,440 in 1996 to 54,790 in 2003 and a similar level in 2004). Unemployment increased to about 14% as of October 2005 after it declined to 7.7% as of March 2004. As a result of the Base Realignment and Closure recommendations issued last May, some 7,000 military personnel currently stationed in Okinawa are expected to be redeployed to Guam over the next five years. This has helped boost the economy. Estimated gross territory product is $2.6 billion, a level expected to be stable over the next several years.

Guam had deficits of $30 million and $21 million for fiscal year 2001 and fiscal year 2002 respectively. Guam experienced a change in administration in January 2003, which was faced with an accumulated deficit of close to $208 million. The deficit continued to grow as a result of overspending, costs associated with the 2002 supertyphoon and decreased tourism. The new administration proposed a financial and economic plan, which led to a reduction in the government workweek to 32 hours for much of 2003 and an increase in the gross receipts tax. Audited fiscal 2003 General Fund results identified an $88 million deficit which increased the accumulated deficit to $314 million. In fiscal 2004, the territory had a small surplus of $529,000, and the accumulated deficit was $313.6 million.

While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. Guam has faced increasing pressure to improve its infrastructure to help generate economic development. In addition, Guam has a large unfunded pension liability of approximately $1.24 billion, which is a funded level of 42%. It originally hoped to issue debt to partially fund this liability in 2002, but these plans were put on hold after continued deterioration in the fiscal and economic condition combined with the supertyphoon.

As of December 2005, S&P's outlook for Guam was stable, but reflects Guam's continued weak financial and economic position.

MARIANA ISLANDS. The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage is currently $2 per hour below the U.S. level. Because of this wage differential, tens of thousands of workers have emigrated from various Asian countries to provide cheap labor for the islands' industries over the last several decades. Foreign workers account for approximately four times the number of indigenous workers. Tourism and apparel drive the islands' economy. The tourism industry is usually driven by economic trends in Asia while the garment industry is driven by economic trends in the U.S. It is estimated that the garment industry makes up about 40% of the economy. This industry grew rapidly in the 1990s; however, recently the garment industry has come under fire from substandard working conditions and World Trade Organization changes that could affect the competitive advantages of Commonwealth manufacturing. Chinese exports increased in 2005, and as a result Commonwealth shipments dropped 20%. This has appeared to stabilize and new agreements with China could keep it stable over the next three years. The Commonwealth's gross business revenues were $1.4 billion in 1993, then increased to a high of $2.6 billion in 1997. Gross business revenues have since declined to $2.0 billion for 2002.

Tourism is estimated to account for up to 35% of the economy. Visitors to the islands have declined over the last several years from 736,000 in 1996 to 459,458 in 2003 and 530,935 in 2004. The islands continue to be an attractive destination for the Japanese who account for 72.4% of all visitors.

The Commonwealth's financials have been in a deficit position since 1994. The most recent audited financial statement is from 2003, and it identified a $94 million negative fund balance which is 44% of annual expenditures after transfers. Unaudited results from 2004 and 2005 identified stabilized operations through managing pension contribution and expenditure restrictions according to management. The Commonwealth has been operating under a continuing resolution in recent years, and it has a 2006 budget of $213 million. The large pension liability is a significant reason for the fiscal stress.

The population of all the islands combined as of 2003 was estimated at 74,150, a 7% increase from the 2000 census.

U.S. VIRGIN ISLANDS. Approximately 108,600 people reside in the 70 small islands and cays that make up the U.S. Virgin Islands. The U.S. Virgin Islands did not participate in the record economic boom experienced by the mainland U.S. in the late 1990s. As such, the U.S. Virgin Islands continue to experience higher unemployment rates and lower wealth levels than realized in the U.S. The U.S. Virgin Islands are highly dependent on tourism, which accounts for approximately 70% of gross domestic product and a large share of employment. Although the islands' tourism industry was hit hard after the events of September 11, 2001, recent statistics indicate a slight recovery. The majority of the islands' visitors arrive via cruise ships. In 2005, cruise ship passenger arrivals posted a 4.8% increase from the previous year. Meanwhile, hotel occupancy rates have increased from approximately 57% in 2003 to 64.4% in 2004, with another increase expected in 2005. The unemployment rate has fallen from 9.4% in 2003 to 7.4% in 2005 due to increased tourism. 71% of jobs are in the private sector with 34.5% comprising services, including tourism employment. Unemployment is expected to fall a small amount in 2006 due to continued improvement in tourism, which increased at a slightly slower pace than it did in 2005.

The U.S. Virgin Islands Government's large public sector payroll and heavy reliance on taxes as a revenue source (roughly 90% of all revenues), together with the lingering effects of several major hurricanes in the past two decades, have contributed to the Government's lackluster financial performance. The Government has suffered numerous years of budget imbalances over the past decade, resulting in recurring annual General Fund deficits. The cash-flow crisis in the Government intensified in fiscal year 2002 due to the slumping economy and lower tax receipts. In fiscal year 2003, the Government stabilized cash flows with the help of approximately $81.5 million of financing proceeds. For the fiscal year ending September 30, 2003, the Government reduced its operating deficit from $164.4 million to $109.8 million, and used transfers and bond anticipation note proceeds to increase the fund balance by $68.3 million. The ending fund balance of $97.2 million was equal to 16.85% of expenditures. The ensuing increases in tourism during FY04 and FY05 should help stabilize the Government's finances, though no financial projections are available.

In recent years, the Government has tried to improve its financial profile by implementing several cost-cutting measures, including renegotiating debt obligations, consolidating departments, cutting healthcare costs, hiring freezes, and a reduction in overtime. At this time, it is not yet certain whether or to what extent the plan will be successful in helping the Virgin Islands improve its financial condition.


POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current law, the Trust releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.


In addition, a complete list of each Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as each Fund's top 10 holdings, industry weightings and geographic weightings, may be released monthly, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for a Fund, that is the subject of ongoing purchase or sale orders/programs or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, as determined by the portfolio manager in consultation with the Global Compliance Department, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy described above will be made only when: (1) the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Trust's fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether the Trust has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Trust's chief compliance officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Trust and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets. In addition, should the Trust process a shareholder's redemption request in-kind, the Trust may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for receipt of such portfolio securities.

The specific entities with whom the Trust may provide portfolio holdings in advance of their release to the general public are:

o Bloomberg, Capital Access, CDA (Thomson Financial), FactSet, Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, Vestek, and Fidelity Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end

o Service providers to the Trust that receive portfolio holdings information from time to time in advance of general release in the course of performing or to enable them to perform services for the Trust, including: CUSTODIAN BANK: Bank of New York; INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: PricewaterhouseCoopers LLP; OUTSIDE FUND LEGAL COUNSEL: Stradley Ronon Stevens & Young, LLP; INDEPENDENT DIRECTORS'/TRUSTEES' COUNSEL: Bleakley, Platt & Schmidt, LLP; PROXY VOTING SERVICES: Glass, Lewis & Co. and Institutional Shareholder Services; BROKERAGE ANALYTICAL SERVICES: Sanford Berstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; FINANCIAL PRINTERS: RR Donnelley & Sons Company or GCOM Solutions, Inc. In addition, in connection with the financing of advanced commissions for Class B shares, Lightning Asset Finance Limited (Lightning), the financing company for Trust B share sales, a 49% owned subsidiary of Franklin Resources, Inc., receives portfolio holdings information on a weekly basis, with no time lag.


In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received.
o The recipient agrees not to trade on the non-public information received.
o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Trust receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.


In connection with the provision of portfolio holdings information to Lightning, Lightning may utilize such information to construct a "global hedge" to lessen its exposure to market fluctuations with respect to the fees it receives in connection with the financing of the Trust's Class B shares. The global hedge is not specific to the Trust but, rather, is constructed with respect to the aggregate portfolio of securities underlying all funds, including funds within Franklin Templeton Investments as well as funds in other investment company complexes, for which Lightning provides Class B share financing. The global hedge can be comprised of a number of financial instruments, including futures contracts, swaps, index shares, exchange-traded funds, and, in limited circumstances, individual stocks. In its confidentiality agreement with Franklin Templeton Investments, Lightning has agreed to keep confidential any portfolio holdings information it receives from the Trust and also has agreed not to purchase or sell or sell short any individual stocks held by the Trust based on such portfolio holdings information. If other funds for which Lightning provides financing have supplied Lightning with portfolio holdings information, and such holdings include individual stocks which are also included in the list of portfolio holdings supplied by the Trust, it is possible that the global hedge constructed by Lightning may include individual stock transactions based on such other funds' holdings of a particular stock, but not based on the Trust's holdings of that stock. Lightning does not seek to profit from the global hedge, does not invest in Trust shares, and has established precautionary measures so that its personnel may not use the Trust's portfolio information for the purpose of trading in Trust shares or for any other unauthorized trading. Although neither the Trust nor any Franklin Templeton entity receives compensation in connection with the provision of portfolio holdings information to Lightning, because Franklin Resources is an affiliate of Lightning, to the extent that Lightning's global hedge is successful, Franklin Resources may receive an indirect economic benefit from the global hedge and, consequently, from the release of portfolio holdings information.

Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment advisers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Trust's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment advisers and other financial institutions (offshore advisers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Trust, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Trust. To mitigate such risks, such information may only be disclosed for portfolio analytic purposes, such as risk analysis/asset allocation, and the offshore adviser will be required to execute a non-disclosure agreement, whereby such offshore adviser agrees to maintain such information as confidential, including limiting the dissemination of such information within its organization, and not to trade in any shares of any U.S. registered Franklin or Templeton fund, including the Trust.

In addition, some F-T Managers serve as investment advisers to various bank commingled trusts maintained by a Franklin Templeton Investments trust company, to various Canadian institutional pooled funds, to separate accounts, and as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex. Such trusts, pooled funds, accounts and other funds (collectively, "other accounts") are not subject to the Trust's portfolio holdings release policy. However, in some instances the portfolio holdings of such other accounts may be similar to and, in certain cases, nearly identical to those of a Franklin Templeton mutual fund, including the Trust. In the case of bank commingled trusts and Canadian institutional pooled funds, to mitigate risks that such portfolio holdings information may be used to trade inappropriately against a mutual fund, the recipient of such portfolio holdings information will be required to execute a non-disclosure agreement similar to the one described above for offshore funds. With respect to the other mutual funds not within the Franklin Templeton Investments fund complex, the sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Trust discloses its portfolios holdings.

The Trust's portfolio holdings release policy has been reviewed and approved by the Trust's board of trustees and any material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Trust that is served as a result of the exception.


OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

The Trust has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.


The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-----------------------------------------------------------------
                                     NUMBER
                                       OF
                                     PORTFOLIOS
 NAME, YEAR                          IN FUND
OF BIRTH AND               LENGTH    COMPLEX         OTHER
   ADDRESS                 OF TIME   OVERSEEN    DIRECTORSHIPS
                POSITION    SERVED   BY BOARD        HELD
                                      MEMBER*
-----------------------------------------------------------------
Harris J.     Trustee      Since     142       Director, Bar-S
Ashton (1932)              1984                Foods (meat
One Franklin                                   packing company).
Parkway
San Mateo,
CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------

S. Joseph     Trustee      Since      143            None
Fortunato                  1989
(1932)
One Franklin
Parkway
San Mateo,
CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
-----------------------------------------------------------------

Edith E.      Trustee      Since     138       Director, Hess
Holiday                    1998                Corporation
(1952)                                         (formerly,
One Franklin                                   Amerada Hess
Parkway                                        Corporation)
San Mateo,                                     (exploration and
CA 94403-1906                                  refining of oil
                                               and gas), H.J.
                                               Heinz Company
                                               (processed foods
                                               and allied
                                               products), RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium),
                                               Canadian
                                               National Railway
                                               (railroad) and
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company).


PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------

Frank W.T.    Trustee      Since     115       Director, Center
LaHaye (1929)              1984                for Creative
One Franklin                                   Land Recycling
Parkway                                        (redevelopment).
San Mateo,
CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------


Gordon S.     Trustee      Since     142       Director, Martek
Macklin                    1992                Biosciences
(1928)                                         Corporation,
One Franklin                                   MedImmune, Inc.
Parkway                                        (biotechnology)
San Mateo,                                     and
CA 94403-1906                                  Overstock.com
                                               (Internet
                                               services); and
                                               FORMERLY,
                                               Director, MCI
                                               Communication
                                               Corporation
                                               (subsequently
                                               known as MCI
                                               WorldCom, Inc.
                                               and WorldCom,
                                               Inc.)
                                               (communications
                                               services)
                                               (1988-2002),
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company)
                                               (1987-2004) and
                                               Spacehab, Inc.
                                               (aerospace
                                               services)
                                               (1994-2003).


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------


Frank A.      Trustee      Since     105       Director, Hess
Olson                      June 2005           Corporation
(1932)                                         (formerly,
One Franklin                                   Amerada Hess
Parkway San                                    Corporation)
Mateo, CA                                      (exploration and
94403-1906                                     refining of oil
                                               and gas) and Sentient Jet
                                               (private jet service); and
                                               FORMERLY, Director, Becton
                                               Dickinson and Company (medical
                                               technology), Cooper Industries,
                                               Inc. (electrical products and
                                               tools and hardware), Health Net,
                                               Inc. (formerly, Foundation
                                               Health) (integrated managed
                                               care), The Hertz Corporation,
                                               Pacific Southwest Airlines, The
                                               RCA Corporation, Unicom
                                               (formerly, Commonwealth Edison),
                                               UAL Corporation (airlines) and
                                               White Mountains Insurance Group,
                                               Ltd. (holding company).


PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-----------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------


 NAME, YEAR     POSITION   LENGTH     NUMBER          OTHER
OF BIRTH AND              OF TIME      OF         DIRECTORSHIPS
  ADDRESS                 SERVED    PORTFOLIOS        HELD
                                     IN FUND
                                      COMPLEX
                                     OVERSEEN
                                     BY BOARD
                                      MEMBER*
-----------------------------------------------------------------
**Charles B.  Trustee and  Since        142          None
Johnson       Chairman of  1984
(1933)        the Board
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
**Rupert H.   Trustee,     Trustee        124         None
Johnson, Jr.  President    since
(1940)        and Chief    1984,
One Franklin  Executive    President
Parkway       Officer -     since
San Mateo,    Investment   1993 and
CA 94403-1906 Management    Chief
                           Executive
                           Officer -
                           Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers,
Inc.; Senior Vice President, Franklin Advisory Services, LLC;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------
Sheila        Vice         Since     Not       Not Applicable
Amoroso       President    2000      Applicable
(1959)
One Franklin
Parkway
San Mateo,
CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------


Harmon E.     Vice         Since     Not       Not Applicable
Burns (1945)  President    1986      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; and officer and/or director or
trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment
companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Rafael R.     Vice         Since     Not       Not Applicable
Costas, Jr.   President    2000      Applicable
(1965)
One Franklin
Parkway
San Mateo,
CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------


James M.      Chief        Chief     Not       Not Applicable
Davis         Compliance   ComplianceApplicable
(1952)        Officer and  Officer
One Franklin  Vice         since
Parkway       President -  2004 and
San Mateo,    AML          Vice
CA 94403-1906 Compliance   President-AML
                           Compliance
                           since
                           February
                           2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------
Laura         Treasurer    Since     Not       Not Applicable
Fergerson                  2004      Applicable
(1962)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------
Jimmy D.      Senior Vice   Since     Not        Not Applicable
Gambill       President     2002      Applicable
(1947)        and Chief
500 East      Executive
Broward       Officer-Finance
Blvd.         and
Suite 2100    Administration
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice
President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
David P.      Vice         Since     Not       Not Applicable
Goss (1947)   President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton
Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Barbara J.    Vice         Since     Not       Not Applicable
Green (1947)  President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 47 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------
Karen L.      Vice         Vice      Not       Not Applicable
Skidmore      President    President Applicable
(1952)         and         since
One Franklin  Secretary    March
Parkway                    2006
San Mateo,                Secretary
CA 94403-1906              since
                           April
                           2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company; and officer of 31 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Craig S.      Vice         Since     Not       Not Applicable
Tyle (1960)   President    October   Applicable
One Franklin               2005
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin
Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman
& Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
-----------------------------------------------------------------
Galen G.      Chief        Since     Not       Not Applicable
Vetter (1951) Financial    2004      Applicable
500 East      Officer and
Broward       Chief
Blvd.         Accounting
Suite 2100    Officer
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
-----------------------------------------------------------------
Thomas Walsh  Vice         Since     Not       Not Applicable
(1961)        President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.


The Trust pays noninterested board members $5,145 per quarter plus $1,590 per meeting attended. Noninterested board members also received a flat fee of $5,000 per year as a general retainer, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Frank W.T. LaHaye who serves as chairman of the Audit Committee of the Trust and certain other funds in Franklin Templeton Investments receives an additional fee of $20,000 per year, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting.
Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to certain noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.


                             TOTAL FEES      NUMBER OF
                              RECEIVED      BOARDS IN
                               FROM        FRANKLIN
                    TOTAL    FRANKLIN        TEMPLETON
                    FEES     TEMPLETON      INVESTMENTS
                   RECEIVED  INVESTMENTS/(2)  ON WHICH
NAME               FROM THE    ($)             EACH
                   TRUST/(1)                  Serves/(3)
                    ($)
-------------------------------------------------------
Frank H. Abbott, )     7,235      86,437        N/A
III/(4)
Harris J. Ashton      28,722     404,038       42
S. Joseph Fortunato   25,997     406,036       43
Edith E. Holiday      32,975     403,749       41
Frank W.T. LaHaye     33,597     221,070       26
Gordon S. Macklin     26,298     379,002       42
Frank A. Olson        24,358     231,486       29


1. For the fiscal year ended February 28, 2006.
2. For the calendar year ended December 31, 2005.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.
4. Deceased, June 30, 2005.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2005.


INDEPENDENT BOARD MEMBERS

--------------------------------------------------------------------
                                                 AGGREGATE DOLLAR
                                                 RANGE OF EQUITY
                                                SECURITIES IN ALL
                                                FUNDS OVERSEEN BY
                       DOLLAR RANGE OF EQUITY  THE BOARD MEMBER IN
NAME OF BOARD MEMBER   SECURITIES IN EACH FUND     THE FRANKLIN
                                                  TEMPLETON FUND
                                                     COMPLEX
--------------------------------------------------------------------
Harris J. Ashton                None              Over $100,000
--------------------------------------------------------------------
S. Joseph Fortunato       High Yield Fund         Over $100,000 Over
                           $100,000
--------------------------------------------------------------------
Edith E. Holiday          High Yield Fund         Over $100,000
                         $50,001 - $100,000
                              Federal
                       Intermediate-Term Fund
                           Over $100,000
--------------------------------------------------------------------
Frank W.T. LaHaye         High Yield Fund         Over $100,000
                            $1 - $10,000
--------------------------------------------------------------------
Gordon S. Macklin               None              Over $100,000
--------------------------------------------------------------------
Frank A. Olson                  None              Over $100,000
--------------------------------------------------------------------

INTERESTED BOARD MEMBERS

--------------------------------------------------------------------
                                                  AGGREGATE DOLLAR
                                                  RANGE OF EQUITY
                                                 SECURITIES IN ALL
                                                 FUNDS OVERSEEN BY
                                                  THE BOARD MEMBER
                                                  IN THE FRANKLIN
                        DOLLAR RANGE OF EQUITY     TEMPLETON FUND
NAME OF BOARD MEMBER   SECURITIES IN EACH FUND        COMPLEX
--------------------------------------------------------------------
Charles B. Johnson               None              Over $100,000
--------------------------------------------------------------------
Rupert H. Johnson, Jr.           None              Over $100,000
--------------------------------------------------------------------


BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent Trustees of the Trust:
Edith E. Holiday, Frank W.T. LaHaye and S. Joseph Fortunato. The Nominating Committee is comprised of the following independent Trustees of the Trust:
Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye, Gordon S. Macklin and Frank A. Olson.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.
When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-9983 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation;
(b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended February 28, 2006, the Audit Committee met three times; the Nominating Committee met nine times.

Fair Valuation and Liquidity

The Trust's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to each Fund and that the required level of liquidity is maintained. The manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.


The Trust's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

MANAGEMENT FEES Each Fund pays the manager a fee equal to a monthly rate of:

o 5/96 of 1% of the value of its net assets up to and including $100 million;
  and

o 1/24 of 1% of the value of its net assets over $100 million up to and including $250 million; and


Effective May 1, 2005, the following breakpoints were added:


o 9/240 of 1% of the value of its net assets over $250 million up to and including $10 billion; and

o 11/300 of 1% of the value of net assets over $10 billion up to and including $12.5 billion; and

o 7/200 of 1% of the value of net assets over $12.5 billion up to and including $15 billion; and

o 1/30 of 1% of the value of net assets over $15 billion up to and including $17.5 billion; and

o 19/600 of 1% of the value of net assets over $17.5 billion up to and including $20 billion; and


o 3/100 of 1% of the value of net assets in excess of $20 billion.


The Federal Limited-Term Fund pays the manager a fee equal to an annual rate of:

o 0.500 of 1% of the value of the average daily net assets of the Fund up to and including $100 million;

o 0.450 of 1% of the value of average daily net assets over $100 million, up to and including $250 million;

o 0.425 of 1% of the value of average daily net assets over $250 million, up to and including $500 million; and


o 0.400 of 1% of the value of average daily net assets over $500 million.


The fee is calculated daily and paid monthly according to the terms of the management agreement. Each class of a Fund's shares pays its proportionate share of the fee.


For the last three fiscal years ended February 28, 2006, February 28, 2005 and February 29, 2004, the Funds paid the following management fees:


                                    MANAGEMENT FEES PAID ($)
                            ------------------------------------------
                                 2006           2005         2004
----------------------------------------------------------------------
Arizona Fund                     4,469,964      4,391,683   4,504,067
Colorado Fund                    2,051,647      1,919,282   1,951,777
Connecticut Fund                 1,626,044      1,562,525   1,658,094
Double Tax-Free Fund             1,999,280      1,767,594   1,714,663
Federal Intermediate-Term
Fund                             2,721,681      2,414,792   2,168,068
Federal Limited-Term                33,743         20,561           0
Fund/(1,2)
High Yield Fund                 26,473,567     24,253,538  23,532,184
New Jersey Fund                  4,980,241      4,549,032   4,582,962
Oregon Fund                      3,314,276      3,070,648   3,085,337
Pennsylvania Fund                4,033,663      3,947,346   4,073,989

1. For the fiscal year ended September 1, 2003 through February 29, 2004, management fees, before any advance waiver, totaled $43,166. Under an agreement by the manager to waive its fees, the Fund paid the management fees shown.

2. For the fiscal year ended February 28, 2006 and 2005, management fees, before any advance waiver, totaled $153,286 and $155,408, respectively. Under an agreement by the manager to waive its fees, the Fund paid the management fees shown.

PORTFOLIO MANAGERS This section reflects information about the portfolio managers as of February 28, 2006.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category.


----------------------------------------------------------------------
Name      Number of  Assets     Number     Assets     Number   Assets
          Other      of Other   of Other   of Other   of       of
          Registered Registered Pooled     Pooled     Other    Other
          Investment Investment Investment Investment Accounts Accounts
          Companies  Companies  Vehicles   Vehicles   Managed  Managed
          Managed/(1) Managed   Managed    Managed             (x $1
                       (x $1               (x $1               million)
                       million)/1           million)
----------------------------------------------------------------------
James Conn      11     11,777.2      0        N/A       0      N/A
----------------------------------------------------------------------
Carrie
Higgins         10     11,943.8      0        N/A       0      N/A
----------------------------------------------------------------------
John Hopp       0         N/A        0        N/A       0      N/A
----------------------------------------------------------------------
John
Pomeroy         12     12,027.1      0        N/A       0      N/A
----------------------------------------------------------------------
Francisco
Rivera          6       8,440.9      0        N/A       0      N/A
----------------------------------------------------------------------
Christopher
Sperry          5      17,162.5      0        N/A       0      N/A
----------------------------------------------------------------------
John Wiley      7      17,514.3      0        N/A       0      N/A
----------------------------------------------------------------------
Stella S.
Wong            5       3,683.9      0        N/A       0      N/A
----------------------------------------------------------------------


1. These figures represent registered investment companies other than the Funds that are included in this SAI.

Portfolio managers that provide investment services to a Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Funds, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Funds. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Funds may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.


Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.


The manager and the Funds have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:


      BASE SALARY Each portfolio manager is paid a base salary.


      ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:


      o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

      o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of the portfolio manager to the manager's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.


      o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

      ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.


Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.


OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of February 28, 2006 (such amounts may change from time to time):


      -----------------------------------------
      Portfolio Manager  Dollar Range of Fund
                         Shares Beneficially
                                Owned
      -----------------------------------------
      James Conn                 None
      -----------------------------------------
      Carrie Higgins             None
      -----------------------------------------
      John Hopp                  None
      -----------------------------------------
      John Pomeroy               None
      -----------------------------------------
      Francisco Rivera           None
      -----------------------------------------
      Christopher                None
      Sperry
      -----------------------------------------
      John Wiley           High Yield Fund
                           $1.00 - $10,000
      -----------------------------------------
      Stella S. Wong             None
      -----------------------------------------

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for each Fund. FT Services has an agreement with the Federal Limited-Term Fund to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES For all Funds, except Federal Limited-Term Fund, the manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of each Fund's average daily net assets up to $200 million;

o 0.135% of each Fund's average daily net assets over $200 million up to $700 million;

o 0.10% of each Fund's average daily net assets over $700 million up to $1.2 billion; and

o 0.075% of each Fund's average daily net assets over $1.2 billion.

The Federal Limited-Term Fund pays FT Services a monthly fee equal to an annual rate of 0.20% of the average daily net assets of the Fund.


During the last three fiscal years ended February 28, 2006, February 28, 2005 and February 29, 2004, the manager paid FT Services the following administration fees:


                                  ADMINISTRATION FEES PAID ($)
----------------------------------------------------------------------
                               2006           2005          2004
----------------------------------------------------------------------
Arizona Fund                   1,212,417      1,196,076     1,219,426
Colorado Fund                    567,661        532,579       542,899
Connecticut Fund                 441,940        424,037       453,808
Double Tax-Free Fund             552,570        483,633       467,419
Federal Intermediate-Term
Fund                             769,921        675,375       598,799
Federal Limited-Term                   0              0             0
Fund(1,2)
High Yield Fund                3,286,670      4,574,192     4,447,618
New Jersey Fund                1,325,912      1,229,402     1,236,648
Oregon Fund                      946,810        876,072       880,912
Pennsylvania Fund              1,116,832      1,097,686     1,124,015

1. For the fiscal year ended September 1, 2003 through February 29, 2004, administration fees, before any advance waiver, totaled $17,266. Under an agreement by FT Services to waive its fees, the Fund paid the administration fees shown.

2. For the fiscal year ended February 28, 2006 and 2005, administration fees, before any advance waiver, totaled $61,318 and $62,144, respectively. Under an agreement by FT Services to waive its fees, the Fund paid the administration fees shown.


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as each Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

Investor Services receives a fee for servicing Fund shareholder accounts. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.


Investor Services may also pay servicing fees, that will be reimbursed by a Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an Employer Sponsored Retirement Plan for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.


CUSTODIAN Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111- 4004, is the Funds' independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Trust's Annual Report to Shareholders.

PORTFOLIO TRANSACTIONS


Since most purchases by the Funds are principal transactions at net prices, the Funds incur little or no brokerage costs. Each Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.


It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Funds.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.


During the last three fiscal years ended February 28, 2006, February 28, 2005 and February 29, 2004, the Funds did not pay any brokerage commissions.

As of February 28, 2006, the Funds did not own securities of their regular broker-dealers.


DISTRIBUTIONS AND TAXES

MULTICLASS DISTRIBUTIONS Each multiclass Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share generally will differ, however, due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

EXEMPT-INTEREST DIVIDENDS. By meeting certain requirements of the Internal Revenue Code (Code), each Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of any state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free.

TAXABLE INCOME DIVIDENDS. Each Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends a Fund pays from this income are taxable to you as ordinary income. Because each Fund invests primarily in tax-exempt debt securities, none anticipate that any of their dividends will be treated as qualified dividends subject to reduced rates of federal taxation for individuals.

DISTRIBUTIONS OF CAPITAL GAINS Each Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal income tax brackets). For individuals in the 10% and 15% tax brackets, the rate for net long-term capital gains realized in calendar year 2008 is further reduced from 5% to 0%.

SUNSETTING OF PROVISIONS. The special provisions of the 2003 Tax Act dealing with reduced rates of taxation for net long-term capital gains are scheduled to sunset on December 31, 2008, unless extended or made permanent before that date. If these rules do sunset, the rules on taxation of CAPITAL GAINS that were in effect prior to the 2003 Tax Act, including provisions for the taxation of five-year gains, will again be effective for 2009 and later years.


INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable or tax-exempt income or interest income that is a tax preference item when determining your federal alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Taxable distributions declared in December but paid in January are taxable to you as if paid in December.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you (including dividends from tax-exempt interest) would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. If you sell or exchange Fund shares that you owned for six months or less:

o any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and
o any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.


DEFERRAL OF BASIS. (CLASS A, B & C ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:


IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

NON-U.S. INVESTORS Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.


The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on ordinary dividend income paid by a Fund to non-U.S. investors. Exempt-interest dividends and capital gain dividends paid by a Fund from its net long-term capital gains are generally exempt from this withholding tax. The 2004 Tax Act also exempts from U.S. withholding tax most dividends paid by a Fund from U.S. source taxable interest income and net short-term capital gains to the extent such income and gains would be exempt if earned directly by the non-U.S. investor.

Any short-term capital gain dividends and capital gain distributions (other than certain gains realized on the disposition of U.S. real property interests) are exempt from a U.S. withholding tax unless you are a non-resident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the taxable year in which you receive the distributions, in which case such distributions are subject to a 30% (or lower treaty rate) U.S. withholding tax.

In addition, any taxable and tax-exempt dividends and distributions, including any interest-related and short-term capital gain dividends, and any proceeds from the sale of a non-U.S. investor's shares will be subject to backup withholding at a rate of 28% if the investor fails to properly certify that they are not a U.S. person. See the discussion below for "Backup withholding." Any Fund taxable dividends and distributions that are effectively connected with the conduct of a U.S. trade or business by a non-U.S. investor are also taxable in the U.S. on a net basis, and may require the investor to file a U.S. income tax return.

U.S. ESTATE TAX. The 2004 Tax Act also provides a partial exemption from U.S. estate tax that may apply to Fund shares held by the estate of a non-U.S. decedent dying after December 31, 2004 and before January 1, 2008, unless this exemption is extended or made permanent. The amount treated as exempt is based on the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are treated as property generating exempt-interest income or constitute other property not within the United States.

BACKUP WITHHOLDING By law, each Fund must withhold a portion of your taxable and tax-exempt distributions and sales proceeds unless you:


o provide your correct Social Security or taxpayer identification number,
o certify that this number is correct,
o certify that you are not subject to backup withholding, and
o certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.


UNDER THE TAX INCREASE PREVENTION AND RECONCILIATION ACT OF 2005, SHAREHOLDERS SUBJECT TO BACKUP WITHHOLDING WILL BE SUBJECT TO WITHHOLDING AT A RATE OF 28% ON ANY REPORTABLE PAYMENTS THAT THEY RECEIVE FROM A FUND. THIS WITHHOLDING REQUIREMENT NOW EXISTS ON EXEMPT-INTEREST DIVIDENDS, EVEN THOUGH THIS INCOME IS NOT TAXABLE.

Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding, and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.


DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because each Fund's income primarily is derived from investments earning interest rather than dividend income, generally NONE of its income dividends will be eligible for this deduction.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS For the same reason, NONE of its distributions are expected to be qualified dividends eligible for federal taxation of individuals at long-term capital gain rates.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to you by the Fund.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.


U.S. TREASURY CIRCULAR 230 NOTICE This discussion of "Distributions and Taxes" is not intended or written to be used, and cannot be used, by you for the purpose of avoiding any penalties that may be imposed by the Internal Revenue Service. It is not written as tax advice, and does not purport to deal with all of the federal, state or foreign tax consequences that may be applicable to your investment in a Fund. You should consult your personal tax advisor for advice on these consequences.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS

Each Fund is a series of Franklin Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust in September 1984, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that each Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that each Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.


The High Yield Fund currently offer four classes of shares, Class A, Class B, Class C and Advisor Class. The Arizona, New Jersey and Pennsylvania Funds currently offer three classes of shares, Class A, Class B and Class C. The Colorado, Connecticut, Double Tax-Free, Federal Intermediate-Term and Oregon Funds currently offer two classes of shares, Class A and Class C. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. The High Yield Fund began offering Advisor Class shares on January 1, 2006. The full title of each class is:


o Franklin Arizona Tax-Free Income Fund - Class A
o Franklin Arizona Tax-Free Income Fund - Class B
o Franklin Arizona Tax-Free Income Fund - Class C
o Franklin Colorado Tax-Free Income Fund - Class A

o Franklin Colorado Tax-Free Income Fund - Class C
o Franklin Connecticut Tax-Free Income Fund - Class A
o Franklin Connecticut Tax-Free Income Fund - Class C
o Franklin Double Tax-Free Income Fund - Class A
o Franklin Double Tax-Free Income Fund - Class C
o Franklin Federal Intermediate-Term Tax-Free Income Fund - Class A
o Franklin Federal Intermediate-Term Tax-Free Income Fund - Class C
o Franklin Federal Limited-Term Tax-Free Income Fund
o Franklin High Yield Tax-Free Income Fund - Class A
o Franklin High Yield Tax-Free Income Fund - Class B
o Franklin High Yield Tax-Free Income Fund - Class C
o Franklin High Yield Tax-Free Income Fund - Advisor Class
o Franklin New Jersey Tax-Free Income Fund - Class A
o Franklin New Jersey Tax-Free Income Fund - Class B
o Franklin New Jersey Tax-Free Income Fund - Class C
o Franklin Oregon Tax-Free Income Fund - Class A
o Franklin Oregon Tax-Free Income Fund - Class C
o Franklin Pennsylvania Tax-Free Income Fund - Class A
o Franklin Pennsylvania Tax-Free Income Fund - Class B
o Franklin Pennsylvania Tax-Free Income Fund - Class C


The Federal Limited-Term Fund offers only one share class. Shares of the Fund are considered Class A shares for redemption, exchange and other purposes.

The Funds may offer additional classes of shares in the future.

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of June 1, 2006, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS             SHARE CLASS  PERCENTAGE
                                              (%)
-------------------------------------------------------
FEDERAL LIMITED-TERM FUND
NFS LLC FEBO                   Class A       6.73
Wallace F. Holladay
Wilhemina C. Holladay
3400 Idaho Ave, N W
Suite 500
Washington, DC 20016

HIGH YIELD FUND
G John Carey                   Advisor       5.13
3610 Timuquana Road             Class
Jacksonville, FL 32210-8570

Ellard Co                      Advisor       35.29
c/o Fiduciary Trust Co          Class
International
P.O. Box 3199
Church Street Station
New York, NY 10008-3199

Peter D. Jones                 Advisor       57.30
100 Fountain Parkway            Class
St. Petersburg, FL 33716-1205


Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, may be considered beneficial holders of the Fund shares held by Franklin Advisers, Inc. (Advisers). As principal shareholders of Advisers, they may be able to control the voting of Advisers' shares of the Fund.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of June 1, 2006, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES

Each Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of a Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.



INVESTMENT BY ASSET ALLOCATORS Each Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. A Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, a Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's manager or transfer agent, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment adviser nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.


INITIAL SALES CHARGES The maximum initial sales charge is 2.25% for the Federal Intermediate-Term and Federal Limited-Term Funds. For each of the other Funds, the maximum initial sales charge is 4.25% for Class A. There is no initial sales charge for Class C and Advisor Class.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 90 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.


o Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.

  If you paid a CDSC when you redeemed your Class A shares from a Franklin Templeton Investment Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.


  If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined a Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in a Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Current and former officers, trustees, directors, full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Current partners of law firms that currently provide legal counsel to the funds, Resources or its affiliates

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts


o A trust company or bank trust department with an aggregate value of at least $1 million invested in Franklin Templeton funds beneficially owned by two or more owners who are customers of the trust company or bank trust department and over which the trust companies and bank trust departments have investment discretion. Accounts established as a single trust will pay the public offering price based on the amount invested in Franklin Templeton funds.


Shares acquired by a financial intermediary for the benefit of one or more clients participating in a wrap fee program through which the financial intermediary receives an asset based fee may be purchased without an initial sales charge or CDSC.


SALES TO CLIENTS OF EDWARD D. JONES & CO., L.P. Class A shares may be purchased at NAV by certain clients of Edward D. Jones & Co., L.P. (E.D. Jones) during the 90-day period beginning August 19, 2005. Class A shares purchased during that period will not be subject to an initial sales charge or to a contingent deferred sales charge. This limited offer to exchange into Fund Class A shares at NAV (the Switch Offer) is generally available to E.D. Jones' clients who owned shares of certain "preferred funds" as of December 31, 2004, and is being made available in accordance with an exemptive order received by E.D. Jones from the Securities and Exchange Commission. Clients of E.D. Jones should contact their investment representative for further information about their ability to take advantage of the Switch Offer.


DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.


Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million but less than $4 million, plus 0.50% on sales of $4 million but less than $50 million, plus 0.25% on sales of $50 million or more.


In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter - Distribution and service (12b-1) fees," Distributors and/or its affiliates may make the following additional payments out of its own assets to securities dealers that sell shares of Franklin Templeton funds:


MARKETING SUPPORT PAYMENTS. Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments.

In the case of any one dealer, marketing support payments will not exceed the sum of 0.10% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.
As noted below, Distributors may make additional payments to dealers, including dealers not listed below, related to ticket charges and various dealer-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton funds. The following is a list of NASD member broker-dealers (including their respective affiliates) receiving marketing support payments as of March 31, 2006:

Advantage Capital Corporation, AG Edwards & Sons, Inc., AIG Financial Advisors, Inc., American General Securities, Inc., American Portfolios Financial Services, Inc., Ameriprise Financial Services, AmSouth Investment Services, Inc., Associated Securities Corp., AXA Advisors LLC, BNY Investment Center Inc., Cadaret Grant & Co. Inc., Cambridge Investment Research Inc., Chase Investment Services Corp., Citicorp Investment Services, Comerica Securities Inc., Commerce Brokerage, Compass Brokerage, Inc., CUNA Brokerage Services, Inc., CUSO Financial Services, Edward Jones, Fidelity Investments Institutional Services Company, Inc., Financial Network Investment Corporation, FSC Securities Corporation, First Command Financial Planning, Inc., Genworth Financial Securities Corp., J.J.B. Hilliard, W.L. Lyons, Inc., IFC Holdings Inc. D/B/A INVEST Financial Corporation, IFMG Securities, Inc., ING Financial Partners, Inc., Investacorp, Inc., Investment Centers of America, Inc., Legend Equities Group, Lincoln Financial Advisors Corp., Lincoln Investment Planning, Inc., Linsco/Private Ledger Corp., M&T Securities Inc., McDonald Investments, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Keegan & Company, Inc., Morgan Stanley, Multi-Financial Securities Corporation, Mutual Service Corporation, NatCity Investments, Inc., National Planning Corporation, PFS Investments, Inc., Piper Jaffray & Co., PrimeVest Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher, Inc., Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., Securities America, Inc., Signator Investors, Inc., SII Investments, Inc., Smith Barney, SunTrust Investment Services, Inc., TFS Securities, Inc., The Investment Center, Inc., UBS Financial Services, Inc., UnionBanc Investment Services, U.S. Bancorp Investments, Inc., United Planners Financial Services, UVEST Investment Services, Inc., Vanderbilt Securities, LLC, Wachovia Securities, LLC, Waterstone Financial Group, Inc., Wells Fargo Investments, LLC, WM Financial Services, Inc.

Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.


TRANSACTION SUPPORT PAYMENTS. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.


OTHER PAYMENTS. From time to time, Distributors, at its expense, may make additional payments to dealers that sell or arrange for the sale of shares of the Funds. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other dealer-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You should ask your dealer for information about any payments it receives from Distributors and any services provided.

CONTINGENT DEFERRED SALES CHARGE (CDSC)- CLASS A ,B AND C If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. A CDSC will not apply to Class A purchases over $250 million in the High Yield Fund.


For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.


IF YOU SELL YOUR CLASS B SHARES WITHIN  THIS % IS DEDUCTED
THIS MANY YEARS AFTER BUYING THEM       FROM
                                        YOUR PROCEEDS AS A
                                        CDSC
--------------------------------------------------------------


1 Year                                            4
2 Years                                           4
3 Years                                           3
4 Years                                           3
5 Years                                           2
6 Years                                           1
7 Years                                           0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:


o A trust company or bank trust department with an aggregate value of at least $1 million invested in Franklin Templeton funds beneficially owned by two or more owners who are customers of the trust company or bank trust department and over which the trust companies and bank trust departments have investment discretion. Accounts established as a single trust will pay the public offering price based on the amount invested in Franklin Templeton funds.

o Account fees


o Redemptions by a Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1,
  1995


o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan


EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.


To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn, if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked "unable to forward" by the postal service.


REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. Each Fund's investment minimums apply to each sub-account. Each Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Funds permit the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Funds, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, a Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should a Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

A Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP ServicesTM which offers enhanced service and transaction capabilities. Please contact Shareholder Services at 1-800/632-2301 for additional information on this program.

THE UNDERWRITER

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' Class A, B, and C shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended February 28, 2006, February 28, 2005 and February 29, 2004:


                                                          AMOUNT
                                                        RECEIVED IN
                                                         CONNECTION
                                                           WITH
                           TOTAL          AMOUNT       REDEMPTIONS
                          COMMISSIONS    RETAINED        BY AND
                           RECEIVED      DISTRIBUTORS   REPURCHASES
                            ($)             ($)             ($)
----------------------------------------------------------------------
2006
Arizona Fund              1,869,517        295,349         34,876
Colorado Fund             1,054,115        152,494          8,875
Connecticut Fund            580,105         88,717          9,715
Double Tax-Free Fund      1,682,438        233,917         16,938
Federal
Intermediate-Term Fund      497,619         69,219         25,218
Federal Limited-Term Fund     1,446            187            483
High Yield Fund          12,651,763      1,867,561        471,601
New Jersey Fund           2,361,048        336,067        129,879
Oregon Fund               2,271,453        345,932          8,829
Pennsylvania Fund         2,017,111        271,405         66,944

2005
Arizona Fund              1,555,334        233,647         68,865
Colorado Fund               606,334         86,919          5,698
Connecticut Fund            449,830         67,323          5,679
Double Tax-Free Fund        953,592        132,732         23,855
Federal
Intermediate-Term Fund      525,858         77,801          9,515
Federal Limited-Term Fund       268              -            268
High Yield Fund           8,859,019      1,269,317        473,659
New Jersey Fund           1,792,674        233,482        167,857
Oregon Fund               1,483,769        209,177         13,449
Pennsylvania Fund         1,384,472        173,992         75,548

2004
Arizona Fund              1,832,995        248,458         41,810
Colorado Fund               689,525         83,892         34,264
Connecticut Fund            482,334         56,816         11,985
Double Tax-Free Fund      1,291,473        151,065         23,177
Federal                     945,800        125,294         29,297
Intermediate-Term Fund
Federal Limited-Term Fund         -              -              -
High Yield Fund           8,701,807      1,100,695        462,144
New Jersey Fund           2,066,995        236,565        157,851
Oregon Fund               1,491,995        187,365         38,868
Pennsylvania Fund         2,052,238        223,050         89,904

Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Funds and their shareholders. The plans are expected to, among other things, increase advertising of the Funds, encourage sales of the Funds and service to their shareholders, and increase or maintain assets of the Funds so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Funds is useful in managing the Funds because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Funds pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Funds, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because Class B is currently closed to new investors, the amounts paid by the Fund under its plans are primarily to pay for ongoing shareholder servicing and to pay third party financing entities.


THE CLASS A PLAN. Each Fund may pay up to 0.10% per year of Class A's average daily net assets. The Federal Limited-Term Fund pays Distributors up to 0.15% per year of the Fund's daily net assets. In implementing the Class A plan, the board has determined that the annual fees payable under the plan for each Fund, except the Federal Intermediate-Term and Federal Limited-Term Funds, will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by the Fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by the Fund's Class A shares that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. When a Fund reaches $4 billion in assets, the amount to be paid to Distributors will be reduced from 0.02% to 0.01%. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.


The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate for each fund, except the Federal Intermediate-Term and Federal Limited-Term Funds, will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan for each Fund, except the Federal Intermediate-Term and Federal Limited-Term Funds, the plan permits the board to allow the Fund to pay a full 0.10% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.

The Class A plan is a reimbursement plan. It allows the Funds to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Funds will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.

The Federal Limited-Term Fund's plan is a compensation plan. It allows the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan.


For the fiscal year ended February 28, 2006, the amounts paid by the Funds pursuant to the Class A plan were:


                                                            DOUBLE
                        ARIZONA   COLORADO   CONNECTICUT   TAX-FREE
                          ($)        ($)         ($)          ($)
----------------------------------------------------------------------
Advertising            32,452      16,152      8,517        10,068
Printing and mailing
 prospectuses other
than to current
shareholders            2,292       1,072        623           572
Payments to
 underwriters          16,827       9,590      4,881         7,751
Payments to
 broker-dealers       812,490     327,740    245,951       311,745
Other                       0           0          0            (0)
                      ------------------------------------------------
Total                 864,061     354,554    259,972       330,136
                      ------------------------------------------------

                       FEDERAL     FEDERAL
                    INTERMEDIATE LIMITED-TERM  HIGH YIELD   NEW JERSEY
                          ($)         ($)         ($)         ($)
-----------------------------------------------------------------------
Advertising            11,755     4,621      125,615     27,798
Printing and mailing
 prospectuses other
 than to current
 shareholders             677     735         11,022      1,632
Payments to
 underwriters           8,682     5,997       68,080     17,442
Payments to
 broker-dealers       493,369    44,133    4,445,538    783,503
Other                       0         0          0           0
                      -------------------------------------------------
Total                 514,483    55,486    4,650,255    830,375
                      -------------------------------------------------

                        OREGON    PENNSYLVANIA
                          ($)         ($)
-----------------------------------------------
Advertising           27,453      48,631
Printing and mailing
prospectuses other
than to current
shareholders           1,843       3,181
Payments to
underwriters          15,381      20,475
Payments to broker
dealers               549,091    631,145
Other                 0           0
                      -------------------------
Total                 593,768    703,432
                      -------------------------

THE CLASS B AND C PLANS. Each Fund pays Distributors up to 0.65% per year of Class B and Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay for ongoing shareholder servicing and to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B and C plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. Each Fund will not pay more than the maximum amount allowed under the plans.


Under the Class B plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended February 28, 2006, were:


                                 ARIZONA    HIGH      NEW       PENNSYLVANIA
                                   ($)      YIELD    JERSEY       ($)
                                             ($)       ($)
---------------------------------------------------------------------------
Advertising                          529     3,374     1,960       901
Printing and mailing
prospectuses other than to             8        89        28        18
current shareholders
Payments to underwriters              91       482       318       115
Payments to broker-dealers        33,667   372,750   120,278     74,703
Other                            115,338 1,252,284   401,977    251,228
                                -------------------------------------------
Total                            149,633  1,628,979  524,561    326,965
                                -------------------------------------------


Under the Class C plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended February 28, 2006, were:


                                                 DOUBLE    FEDERAL
                  ARIZONA  COLORADO CONNECTICUT  TAX-FREE  INTERMEDIATE-TERM
                    ($)      ($)       ($)         ($)        ($)
----------------------------------------------------------------------
Advertising        3,423    2,613      6,361    3,953       3,238
Printing and
mailing
prospectuses
other than to
current              121      136        144      149         101
shareholders
Payments to
underwriters       2,083    1,436      1,535    2,611       2,049
Payments to
broker-dealers   291,624  263,601    265,430  319,676     175,722
Other                  0        0          0        0           0
                  ----------------------------------------------------
Total             297,251 267,786    273,470  326,389     181,110
                  ----------------------------------------------------

                     HIGH YIELD  NEW JERSEY    OREGON    PENNSYLVANIA
                         ($)         ($)         ($)         ($)
----------------------------------------------------------------------
Advertising          43,824      8,772       4,222       5,317
Printing and
mailing
prospectuses other
than to current       2,717       391         220         281
shareholders
Payments to
underwriters         28,238      6,591       2,242       3,011
Payments to
 broker-dealers   4,069,002    801,687     507,160     532,725
Other                0           0           0           0
                 -----------------------------------------------------
Total                4,143,781   817,441     513,844     541,334
                 -----------------------------------------------------


THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Funds, the manager or Distributors or other parties on behalf of the Funds, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------


Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares and current yield quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures for Class A , B and C reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Effective January 1, 2006, the High Yield Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2006, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 2006, Advisor Class standardized performance quotations are calculated as described below.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns before taxes for the indicated periods ended February 28, 2006, were:


                                                              SINCE
                     INCEPTION   1 YEAR    5 YEARS  10 YEARS INCEPTION
                        DATE       (%)       (%)      (%)      (%)
----------------------------------------------------------------------
CLASS A
Arizona Fund         09/01/87   -1.16     4.43      4.69     -
Colorado Fund        09/01/87    0.00     4.53      4.93     -
Connecticut Fund     10/03/88   -0.08     4.66      4.77     -
Double Tax-Free Fund 04/03/85   -0.28     4.54      5.08     -
Federal
Intermediate-Term
Fund                 09/21/92    0.56      4.46      4.69     -
Federal
Limited-Term Fund    09/02/03   -1.05     -         -        0.33
High Yield Fund      03/18/86    0.97     5.38      5.14     -
New Jersey Fund      05/12/88   -0.55     4.25      5.08     -
Oregon Fund          09/01/87   -0.17     4.59      4.83     -
Pennsylvania Fund    12/01/86   -0.39     4.51      4.89     -

                                                     SINCE
                     INCEPTION   1 YEAR    5 YEARS  INCEPTION
                        DATE       (%)       (%)      (%)
-------------------------------------------------------------
CLASS B
Arizona Fund         02/01/00   -1.28     4.46      5.84
High Yield Fund      01/01/99    0.93     5.43      4.38
New Jersey Fund      02/01/00   -0.33     4.58      6.20
Pennsylvania Fund    02/01/00   -0.48     4.54      6.05


                     INCEPTION   1 YEAR   5 YEARS  10 YEARS
                      DATE         (%)      (%)     (%)
-------------------------------------------------------------
CLASS C
Arizona Fund           05/01/95     1.67     4.80     4.59
Colorado Fund          05/01/95     2.81     4.89     4.84
Connecticut Fund       05/01/95     2.75     5.00     4.67
Double Tax-Free        05/01/95     2.47     4.86     4.94
Fund
Federal
Intermediate-Term
Fund                   07/01/03     1.28     -        2.36
High Yield Fund        05/01/95     4.00     5.74     5.03
New Jersey Fund        05/01/95     2.57     4.88     4.92
Oregon Fund            05/01/95     2.66     4.95     4.72
Pennsylvania Fund      05/01/95     2.40     4.83     4.77

                                                     SINCE
                     INCEPTION   1 YEAR   5 YEARS  INCEPTION
                       DATE        (%)      (%)       (%)
-------------------------------------------------------------
ADVISOR CLASS
High Yield Fund      01/01/06     5.39      6.06     7.13

The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions for the indicated periods ended February 28, 2006, were:


                                                             SINCE
                     INCEPTION   1 YEAR    5 YEARS  10 YEARS INCEPTION
                        DATE       (%)       (%)      (%)      (%)
----------------------------------------------------------------------
CLASS A
Arizona Fund         09/01/87   -1.16     4.43      4.65     -
Colorado Fund        09/01/87    0.00     4.53      4.91     -
Connecticut Fund     10/03/88   -0.08     4.66      4.77     -
Double Tax-Free Fund 04/03/85   -0.28     4.52      5.03     -
Federal
Intermediate-Term
Fund                 09/21/92    0.56     4.46      4.69     -
Federal
Limited-Term Fund    09/02/03   -1.05     -         -       0.33
High Yield Fund      03/18/86    0.97     5.38      5.14     -
New Jersey Fund      05/12/88   -0.55     4.25      5.08     -
Oregon Fund          09/01/87   -0.17     4.59      4.83     -
Pennsylvania Fund    12/01/86   -0.38     4.51      4.86     -

                                                     SINCE
                     INCEPTION   1 YEAR    5 YEAR   INCEPTION
                       DATE       (%)       (%)       (%)
-------------------------------------------------------------
CLASS B
Arizona Fund         02/01/00   -1.28     4.46      5.84
High Yield Fund      01/01/99    0.93     5.43      4.38
New Jersey Fund      02/01/00   -0.33     4.58      6.20
Pennsylvania Fund    02/01/00   -0.48     4.54      6.05


                     INCEPTION   1 YEAR    5 YEARS  10 YEARS
                        DATE      (%)        (%)      (%)
-------------------------------------------------------------
CLASS C
Arizona Fund            05/01/95    1.67     4.80      4.55
Colorado Fund           05/01/95    2.81     4.89      4.81
Connecticut Fund        05/01/95    2.75     5.00      4.67
Double Tax-Free Fund    05/01/95    2.47     4.84      4.89
Federal
Intermediate-Term
Fund                    07/01/03    1.27     -         2.36
High Yield Fund         05/01/95    4.00     5.74      5.03
New Jersey Fund         05/01/95    2.57     4.88      4.92
Oregon Fund             05/01/95    2.66     4.95      4.72
Pennsylvania Fund       05/01/95    2.40     4.83      4.74

                                                     SINCE
                     INCEPTION   1 YEAR   5 YEARS  INCEPTION
                      DATE        (%)       (%)       (%)
-------------------------------------------------------------
ADVISOR CLASS
High Yield Fund      01/01/06     5.45      6.31     5.60

The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV
             D

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATV
   D = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.



AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.


The Funds' sales literature and advertising commonly refer to this calculation as the Funds' after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions and redemptions for the indicated periods ended February 28, 2006, were:


                                                              SINCE
                     INCEPTION   1 YEAR    5 YEARS  10 YEARS INCEPTION
                        DATE       (%)       (%)      (%)      (%)
----------------------------------------------------------------------
CLASS A
Arizona Fund         09/01/87   0.70      4.47      4.71     -
Colorado Fund        09/01/87   1.51      4.55      4.92     -
Connecticut Fund     10/03/88   1.43      4.65      4.78     -
Double Tax-Free Fund 04/03/85   1.23      4.53      5.02     -
Federal
Intermediate-Term
Fund                 09/21/92   1.61      4.41      4.66     -
Federal
Limited-Term Fund    09/02/03   0.02      -         -        0.52
High Yield Fund      03/18/86   2.39      5.40      5.21     -
New Jersey Fund      05/12/88   1.13      4.30      5.06     -
Oregon Fund          09/01/87   1.35      4.59      4.84     -
Pennsylvania Fund    12/01/86   1.25      4.54      4.89     -

                                                     SINCE
                     INCEPTION   1 YEAR    5 YEARS  INCEPTION
                       DATE       (%)       (%)       (%)
-------------------------------------------------------------
CLASS B
Arizona Fund         02/01/00   0.49      4.44      5.66
High Yield Fund      01/01/99   2.24      5.37      4.45
New Jersey Fund      02/01/00   1.12      4.52      5.96
Pennsylvania Fund    02/01/00   1.05      4.50      5.84


                     INCEPTION   1 YEAR    5 YEARS  10 YEARS
                       DATE       (%)       (%)       (%)
-------------------------------------------------------------
CLASS C
Arizona Fund            05/01/95    2.39     4.72      4.56
Colorado Fund           05/01/95    3.19     4.79      4.78
Connecticut Fund        05/01/95    3.13     4.88      4.64
Double Tax-Free Fund    05/01/95    2.88     4.74      4.84
Federal
Intermediate-Term
Fund                    07/01/03    1.90     -         2.47
High Yield Fund         05/01/95    4.22     5.64      5.05
New Jersey Fund         05/01/95    3.01     4.77      4.86
Oregon Fund             05/01/95    3.04     4.83      4.67
Pennsylvania Fund       05/01/95    2.92     4.75      4.73

                                                     SINCE
                     INCEPTION   1 YEAR   5 YEARS  INCEPTION
                       DATE       (%)      (%)        (%)
-------------------------------------------------------------
ADVISOR CLASS
High Yield Fund      01/01/06     5.39      6.22     5.63

The following SEC formula was used to calculate these figures:
        n
P (1+T)  =  ATV
               DR

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions) n = number of years
ATV
  DR= ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.



CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes that the applicable maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated below. The cumulative total returns for the indicated periods ended February 28, 2006 were:


                                                               SINCE
                     INCEPTION   1 YEAR    5 YEARS  10 YEARS INCEPTION
                        DATE       (%)       (%)      (%)      (%)
----------------------------------------------------------------------
CLASS A
Arizona Fund         09/01/87   -1.16     24.22     58.21    -
Colorado Fund        09/01/87    0.00     24.80     61.83    -
Connecticut Fund     10/03/88   -0.08     25.55     59.30    -
Double Tax-Free Fund 04/03/85   -0.28     24.88     64.14    -
Federal
Intermediate-Term
Fund                 09/21/92    0.56     24.39     58.14    -
Federal
Limited-Term Fund    09/02/03   -1.05     -         -        0.82
High Yield Fund      03/18/86    0.97     29.98     65.07    -
New Jersey Fund      05/12/88   -0.55     23.11     64.10    -
Oregon Fund          09/01/87   -0.17     25.15     60.34    -
Pennsylvania Fund    12/01/86   -0.39     24.67     61.17    -

                                                     SINCE
                     INCEPTION   1 YEAR    5 YEARS  INCEPTION
                       DATE       (%)        (%)      (%)
-------------------------------------------------------------
CLASS B
Arizona Fund         02/01/00   -1.28     24.40     41.18
High Yield Fund      01/01/99    0.93     30.23     35.95
New Jersey Fund      02/01/00   -0.33     25.09     44.13
Pennsylvania Fund    02/01/00   -0.48     24.85     42.87


                     INCEPTION   1 YEAR    5 YEARS  10 YEARS
                       DATE        (%)       (%)      (%)
-------------------------------------------------------------
CLASS C
Arizona Fund         05/01/95   1.67      26.40     56.69
Colorado Fund        05/01/95   2.81      26.96     60.37
Connecticut Fund     05/01/95   2.75      27.63     57.81
Double Tax-Free Fund 05/01/95   2.47      26.77     61.97
Federal
Intermediate-Term
Fund                 07/01/03   1.28      -          6.40
High Yield Fund      05/01/95   4.00      32.21     63.43
New Jersey Fund      05/01/95   2.57      26.91     61.63
Oregon Fund          05/01/95   2.66      27.35     58.60
Pennsylvania Fund    05/01/95   2.40      26.60     59.33

                                                     SINCE
                     INCEPTION   1 YEAR    5 YEARS  INCEPTION
                       DATE       (%)         (%)      (%)
-------------------------------------------------------------
ADVISOR CLASS
High Yield Fund      01/01/06   5.39      34.21     297.10


CURRENT YIELD Current yield shows the income per share earned by a Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of a class during the base period. The yields for the 30-day period ended February 28, 2006, were:


                             CLASS A   CLASS B   CLASS C   ADVISOR
                                (%)      (%)       (%)       CLASS
                                                              (%)
----------------------------------------------------------------------
Arizona Fund                    3.53      3.15     3.16       -
Colorado Fund                   3.49      -        3.09       -
Connecticut Fund                3.39      -        3.04       -
Double Tax-Free Fund            3.58      -        3.18       -
Federal Intermediate-Term       3.28      -        2.81       -
Fund
Federal Limited-Term Fund       2.61      -        -          -
High Yield Fund                 4.28      3.92     3.93       4.57
New Jersey Fund                 3.45      3.05     3.07       -
Oregon Fund                     3.43      -        3.00       -
Pennsylvania Fund               3.50      3.11     3.12       -

The following SEC formula was used to calculate these figures:

                    (6)
Yield = 2 [(A-B + 1)    - 1]

             cd

where:

a   = interest earned during the period

b   = expenses accrued for the period (net of reimbursements)

c   = the average daily number of shares outstanding during the period that were entitled to receive dividends

d   = the maximum offering price per share on the last day of the  period


TAXABLE-EQUIVALENT YIELD Each Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yields for the 30-day period ended February 28, 2006, were:


                             CLASS A    CLASS B   CLASS C  ADVISOR
                                (%)       (%)       (%)      CLASS
                                                              (%)
----------------------------------------------------------------------
Arizona Fund                    5.72       5.10     5.12      -
Colorado Fund                   5.63       -        4.98      -
Connecticut Fund                5.49       -        4.92      -
Double Tax-Free Fund            5.51       -        4.89      -
Federal Intermediate-Term       5.05       -        4.32      -
Fund
Federal Limited-Term Fund       4.02       -        -         -
High Yield Fund                 6.58       6.03     6.05      7.03
New Jersey Fund                 5.83       5.15     5.19      -
Oregon Fund                     5.80       -        5.07      -
Pennsylvania Fund               5.56       4.94     4.95      -


As of February 28, 2006, the combined federal and state income tax rates upon which the taxable-equivalent yield quotations were based were:


                                  COMBINED RATE
                                     (%)
-----------------------------------------------

Arizona Fund                       38.28
Colorado Fund                      38.01
Connecticut Fund                   38.25
Double Tax-Free Fund*              35.00
Federal Intermediate-Term          35.00
Fund*
Federal Limited-Term Fund*         35.00
High Yield Fund*                   35.00
New Jersey Fund                    40.83
Oregon Fund                        40.85
Pennsylvania Fund                  37.00


* Does not include impact of State Tax Rate.


From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Funds will be updated to reflect these changes. The Funds expect updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Funds.


CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rates for the 30-day period ended February 28, 2006, were:


                             CLASS A     CLASS B     CLASS C   ADVISOR
                                (%)        (%)         (%)       CLASS
                                                                  (%)
--------------------------------------------------------------------------
Arizona Fund                    4.08       3.69       3.66        -
Colorado Fund                   4.20       -          3.80        -
Connecticut Fund                4.06       -          3.66        -
Double Tax-Free Fund            3.97       -          3.58        -
Federal Intermediate-Term       3.54       -          3.05        -
Fund
Federal Limited-Term Fund       2.19       -          -           -
High Yield Fund                 4.65       4.27       4.24        4.93
New Jersey Fund                 4.07       3.67       3.67        -
Oregon Fund                     3.89       -          3.47        -
Pennsylvania Fund               4.22       3.84       3.79        -


A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Funds. The taxable-equivalent distribution rates for the 30-day period ended February 28, 2006, were:


                             CLASS A     CLASS B     CLASS C   ADVISOR
                                (%)        (%)         (%)       CLASS
                                                                  (%)
--------------------------------------------------------------------------
Arizona Fund                    6.61       5.98       5.93        -
Colorado Fund                   6.78       -          6.13        -
Connecticut Fund                6.57       -          5.93        -
Double Tax-Free Fund            6.11       -          5.51        -
Federal Intermediate-Term       5.45       -          4.69        -
Fund
Federal Limited-Term Fund       3.37       -          -           -
High Yield Fund                 7.15       6.57       6.52        7.58
New Jersey Fund                 6.88       6.20       6.20        -
Oregon Fund                     6.58       -          5.87        -
Pennsylvania Fund               6.70       6.09       6.02        -

VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


OTHER PERFORMANCE QUOTATIONS Each Fund also may quote the performance of Class A shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.


Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

MISCELLANEOUS INFORMATION

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.


The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $492 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 105 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $52 billion in municipal security assets for over 630,000 investors.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2006, taxes could cost $41.44 on every $100 earned from a fully taxable investment (based on the combination of the highest federal tax rate of 35.0%, and the state tax rate of 9.9% as of January 1, 2006 (before the federal tax deduction)). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments. Shareholders should also be aware that many states are experiencing budget shortfalls in their annual budgets and these states may raise taxes on investment income to generate additional revenue to cover these shortfalls. This factor may create one more reason why investors should consider an investment in a tax-free fund as an investment opportunity at this time.


Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of a Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS

MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)


Municipal Ratings are the opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

INVESTMENT GRADE

Aaa: Issues or issuers rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Aa: Issues or issuers rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

A: Issues or issuers rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Baa: Issues or issuers rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

BELOW INVESTMENT GRADE

Ba: Issues or issuers rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

B: Issues or issuers rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Caa: Issues or issuers rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Ca: Issues or issuers rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

C: Issues or issuers demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.


Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.


Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue or issuer ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue or issuer ranks in the lower end of its generic rating category.


STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE


AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than an obligation in the higher rating categories. However, the obligor's capacity to meet its financial commitment is considered still strong.

BBB: An obligation rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are continuing.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.


Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


pr: The designation "pr" indicates that the rating is provisional. Such a rating assumes the successful completion of the project financed by the debt being rated and also indicates that payment of the debt service is largely or entirely dependent upon the successful and timely completion of the project. This rating addresses credit quality subsequent to the completion of the project, but makes no comment on the likelihood of or the risk of default upon failure of such completion.

FITCH RATINGS (FITCH)


INVESTMENT GRADE


AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected by reasonably foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable future developments.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BELOW INVESTMENT GRADE

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

Plus (+) or minus (-) signs may be appended to a rating to denote relative status within major rating categories. Plus or minus signs are not used with the AAA, CC, C, DDD, DD or D categories.



MUNICIPAL NOTE RATINGS

MOODY'S


Moody's ratings for municipal short-term investment grade obligations are designated Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. Symbols used will be as follows:

INVESTMENT GRADE

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

BELOW INVESTMENT GRADE

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P

New municipal note issues due in three years or less, will usually be assigned the ratings below. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a strong capacity to pay principal and interest. Issues determined to possess a very strong capacity to pay debt service are given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

SP-3: Issues carrying this designation have a speculative capacity to pay principal and interest.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH

Fitch's short-term ratings apply to debt obligations that have a time horizon of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as for issues in the higher ratings.

F-3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable economic and business environment.

D: Default. Actual or imminent payment default.


STATE TAX TREATMENT

The following information on the state income tax treatment of dividends from the Funds is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.


ARIZONA As a result of Section 43-1021(3) of the Arizona Income Tax Code, interest on obligations of the state of Arizona or its political subdivisions is exempt from the Arizona individual income tax. Section 43-1022(6) provides similar tax-exempt treatment for interest on obligations of the United States. Pursuant to Arizona Individual Income Tax Ruling 02-2, Arizona does not tax dividend income from regulated investment companies, such as the Arizona Fund, to the extent that such income is derived from such exempt U.S. obligations. In addition, in a private ruling issued to another taxpayer, the Arizona Department of Revenue ruled that exempt-interest dividends attributable to interest on Arizona obligations is exempt from the Arizona income tax provided such dividend is excluded from federal adjusted gross income. (Arizona Private Taxpayer Ruling (LR00-004, June 27, 2000)). Dividends paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.), or obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund, such as for temporary or defensive purposes, the distributions will be taxable.

Distributions of net short-term and net long-term capital gain earned by the Fund are included in each shareholder's Arizona taxable income and are taxed at ordinary income tax rates.


COLORADO Sections 39-22-104 and 39-22-304 of the Colorado Revised Statutes state that interest on obligations of the state of Colorado or its political subdivisions and direct obligations of the United States or its possessions is exempt from personal and corporate income tax. The instructions to the Colorado individual income tax return (and, with respect to interest from obligations of the United States, Colorado FYI Tax Publication No. Income 20 dated September 1,
2004) indicates that distributions from a regulated investment company, such as the Colorado Fund, also will be exempt from personal and corporate income tax if the fund invests in such exempt obligations. Colorado FYI Tax Publication No. Income 20 also provides that this exclusion also applies to territorial obligations of the United States (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands). Dividends paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or obligations of other states and their political subdivisions do not qualify for this exemption. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable.

Any distributions of capital gains earned by the Fund are included in each shareholder's Colorado taxable income as capital gain and are taxed at ordinary income tax rates.

CONNECTICUT Pursuant to Section 12-701(a)(20) of the Connecticut General Statutes, interest income from obligations issued by or on behalf of the state of Connecticut, its political subdivisions, public instrumentalities, state or local authorities, districts, or similar public entities created under the laws of the state of Connecticut is exempt from the Connecticut personal income tax.
Section 12-701(a)(20) also provides that exempt-interest dividends from a regulated investment company, such as the Connecticut Fund, that are derived from such obligations, as well as exempt-interest dividends derived from obligations the income from which the state is prohibited from taxing under federal law (such as qualifying obligations of U.S. territories and possessions) will also be exempt from the Connecticut personal income tax. Corporate shareholders generally are subject to Connecticut corporation income taxes on distributions from the Fund.

Sections 12-701(a)(20) and 12-718 of the Connecticut General Statutes also states that a fund is qualified to pay exempt dividends derived from exempt U.S. government obligations to its shareholders if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of exempt U.S. government obligations. Dividends paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or obligations of other states and their political subdivisions do not qualify for this exemption.

Any distribution of capital gains earned by the Fund that are attributable to Connecticut obligations are exempt from Connecticut's individual income tax. All other distributions of capital gains earned by the Fund are included in each shareholder's Connecticut taxable income as dividend income and capital gain, respectively, and are taxed at ordinary income rates.

NEW JERSEY Section 54A:6-14.1 of the New Jersey Statutes provides that distributions paid by qualified investment funds, such as the New Jersey Fund, are not included in gross income for purposes of the New Jersey gross income tax to the extent the distributions are attributable to interest or gain from obligations issued by or on behalf of the state of New Jersey or its political subdivisions, or obligations free from state or local taxation by any act of the state of New Jersey or laws of the U.S. (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands). In order to qualify as a qualified investment fund, the New Jersey Fund must, among other things, have not less than 80% of its investments (excluding cash, cash items, receivables and certain other financial instruments) invested in the tax exempt obligations described above. Dividends paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or obligations of other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable. As a matter of policy, the Fund will continue to qualify as a qualified investment fund to try to ensure that the Fund continues to qualify to pay distributions that are exempt from the New Jersey gross income tax.

Any distributions of net short-term and net long-term capital gain earned by the Fund from taxable obligations are included in each shareholder's New Jersey taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates.

OREGON Oregon Administrative Rule Section 150-316.680-(B) provides, in part, that the interest and dividends received by a shareholder from a regulated investment company (such as the Oregon Fund) will retain its character. Therefore, to the extent that distributions from the Oregon Fund are attributable to tax exempt obligations of the state of Oregon or its political subdivisions, they will be exempt from the Oregon personal income tax. Sections
316.683 and 316-680 of the Oregon Revised Statutes and Oregon Administrative Rule Section 150-316.680-(B) provide that "state exempt-interest dividends" that are paid by a regulated investment company, such as the Oregon Fund, and designated by it as such in a written notice mailed to its shareholders not later than 60 days after the close of its taxable year will be excluded from the shareholders' income for purposes of Oregon's personal income tax. "State exempt-interest dividends" include distributions of interest attributable to obligations of the United States, its territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands) and possessions of any U.S. authority, commission or instrumentality. Distributions from the Fund are generally taxable to corporate shareholders for purposes of the Oregon excise and income tax. Dividends paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or obligations of other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable.

Any distributions of capital gain earned by the Fund are generally included in each shareholder's Oregon taxable income and are taxed at ordinary income tax rates.

PENNSYLVANIA Sections 301 and 303 of the Tax Reform Code of Pennsylvania provides, in part, that interest income derived from obligations that are statutorily free from state or local taxation under the laws of the Commonwealth of Pennsylvania or under the laws of the United States is exempt from state personal income tax. Such exempt obligations generally include obligations issued by the Commonwealth of Pennsylvania, any public authority, commission, board or other state agency, any political subdivision of the state or its public authority, and exempt obligations of the United States or its territories (including qualifying obligations of Puerto Rico, Guam and the Virgin Islands).
Section 301 of the Tax Reform Code of Pennsylvania further provides that interest derived by an investment company, such as the Pennsylvania Fund, from such exempt obligations is not subject to the Pennsylvania personal income tax. Distributions paid from interest earned on indirect U.S. government obligations (Ginnie Maes, Fannie Maes, etc.) or obligations of other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the Fund for temporary or defensive purposes, the distributions will be taxable. Distributions paid by the Fund also are generally exempt from the Philadelphia School District investment income tax to the same extent as the Pennsylvania personal income tax (distributions designated as capital gain dividends for federal income tax purposes will also generally be exempt from the Philadelphia School District investment net income tax).

Any distributions of net short-term and long-term capital gain earned by the Fund are included in each shareholder's Pennsylvania taxable income and are taxed at ordinary income tax rates.

Shareholders of the Fund who are subject to the Pennsylvania personal property tax in their county of residence will be exempt from county personal property tax to the extent that the portfolio of the Fund consists of exempt obligations described above on the annual assessment date of January 1. Information regarding the portion of the value of the shares, if any, which is subject to the Pennsylvania personal property tax will be provided to shareholders of the Fund.

PUERTO RICO For U.S. citizens and residents, exempt-interest dividends received from the Double Tax-Free Fund generally are exempt from U.S. federal and state personal income taxation in states that impose an income tax, pursuant to section 103 of the Internal Revenue Code and 31 U.S.C. section 3124 (subject, however, to any limitations or restrictions imposed by a state). For Puerto Rico taxpayers, exempt-interest dividends, to the extent derived from Puerto Rico, Guam and Virgin Island obligations, generally will be exempt from Puerto Rico taxation pursuant to a ruling received by the fund dated May 24, 1996.





































































                             FRANKLIN TAX-FREE TRUST
                               FILE NOS. 002-94222
                                   & 811-04149
                                    FORM N-1A
                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS.

      The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

      (a)  Agreement and Declaration of Trust

           (i) Restated Agreement and Declaration of Trust dated October 26, 1984
                Filing: Post-Effective Amendment No. 21 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (ii) Certificate of Amendment of Agreement and
                Declaration of Trust dated July 16, 1991
                Filing: Post-Effective Amendment No. 21 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

          (iii) Certificate of Amendment of Agreement and
                Declaration of Trust dated April 21, 1992
                Filing: Post-Effective Amendment No. 21 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (iv) Certificate of Amendment of Agreement and
                Declaration of Trust dated December 14, 1993
                Filing: Post-Effective Amendment No. 21 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (v)  Certificate of Amendment of Agreement and
                Declaration of Trust dated March 21, 1995
                Filing: Post-Effective Amendment No. 21 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

      (b)  By-laws

           (i)  By-Laws
                Filing: Post-Effective Amendment No. 21 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (ii) Certificate of Amendment of By-Laws dated December 8, 1987
                Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

          (iii) Amendment to By-Laws dated April 21, 1992
                Filing: Post-Effective Amendment No. 21 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (iv) Certificate of Amendment of By-Laws dated December 14, 1993
                Filing: Post-Effective Amendment No. 21 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (v)  Amendment to By-Laws dated January 18, 1994 Filing:
                Post-Effective Amendment No. 21 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (vi) Amendment to By-Laws dated October 10, 2002 Filing:
                Post-Effective Amendment No. 34 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 28, 2004

          (vii) Amendment to By-laws dated May 12, 2004
                Filing: Post-Effective Amendment No. 35 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 2005

      (c)  Instruments Defining Rights of Security Holders

                Not Applicable

      (d)  Investment Advisory Contracts

           (i)  Management Agreement between Registrant and
                Franklin Advisers, Inc. dated December 1, 1986
                Filing: Post-Effective Amendment No. 21 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (ii) Amendment dated August 1, 1995 to Management Agreement dated December 1, 1986 between Registrant and
                Franklin Advisers, Inc.
                Filing: Post-Effective Amendment No. 22 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: March 14, 1996

          (iii) Amendment dated May 1, 2005 to Management Agreement dated December 1, 1986 between Registrant and
                Franklin Advisers, Inc.

          (iv)  Management Agreement between Registrant
                on behalf of Franklin Connecticut Tax-Free Income Fund and Franklin Advisers, Inc.
                dated October 1, 1998
                Filing: Post-Effective Amendment No. 28 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: January 28, 2000

           (v) Amendment dated May 1, 2005 to Management Agreement dated October 1, 1998 between Registrant on behalf of Franklin Connecticut Tax-Free Income Fund and Franklin Advisers, Inc.

           (vi) Management Agreement between Registrant, on behalf of Franklin Federal-Limited Term
                Tax-Free Income Fund and Franklin Advisers, Inc.
                dated September 1, 2003
                Filing: Post-Effective Amendment No. 34 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 28, 2004

      (e)  Underwriting Contracts

            (i) Amended and Restated Distribution Agreement between
                Registrant and Franklin/Templeton Distributors, Inc. dated October 31, 2000
                Filing: Post-Effective Amendment No. 30 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 28, 2001

           (ii) Form of Dealer Agreements between Franklin/Templeton Distributors, Inc., and Securities Dealers dated November 1, 2003
                Filing: Post-Effective Amendment No.34 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 28, 2004

      (f)  Bonus or Profit Sharing Contracts

                Not Applicable

      (g)  Custodian Agreements

           (i)  Master Custody Agreement between Registrant and
                Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 22 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: March 14, 1996

           (ii) Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 25 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 29, 1998

           (iii)Amendment dated February 27, 1998 to Master
                Custody Agreement between Registrant and Bank of
                New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 26 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: December 23, 1998

           (iv) Amendment dated December 15, 2005 to
                Exhibit A of the Master Custody Agreement between Registrant and the Bank of New York dated February 16, 1996

           (v) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 22 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: March 14, 1996

      (h)  Other Material Contracts

           (i)  Agreement between Registrant and
                Financial Guaranty Insurance Company
                dated March 8, 1985
                Filing: Post-Effective Amendment No. 21 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (ii) Amendment to Agreement between Registrant and
                Financial Guaranty Insurance Company
                dated November 24, 1992
                Registrant: Franklin New York Tax-Free Trust
                Filing: Post-Effective Amendment No. 12
                to Registration Statement on Form N-1A
                File No. 33-7785
                Filing Date: April 25, 1995

          (iii) Mutual Fund Agreement between Registrant and
                Financial Guaranty Insurance Company
                dated April 30, 1993
                Filing: Post-Effective Amendment No. 25 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 29, 1998

           (iv) Subcontract for Fund Administrative Services between Franklin Advisers, Inc. and Franklin Templeton Services, LLC dated January 1, 2001
                Filing: Post-Effective Amendment No. 30 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 28, 2001

          (iii) Fund Administrative Services Agreement between
                Registrant, on behalf of Franklin Federal Limited-Term Tax-Free Income Fund, and Franklin Templeton Services, LLC dated September 1, 2003
                Filing: Post-Effective Amendment No. 34 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 28, 2004


      (i)  Legal Opinion

           (i)  Opinion and Consent of Counsel dated April 17, 1998
                Filing: Post-Effective Amendment No. 25 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 29, 1998

      (j)  Other Opinions

           (i)  Consent of Independent Registered Public
                Accounting Firm

      (k)  Omitted Financial Statements

                Not Applicable

      (l)  Initial Capital Agreements

           (i)  Letter of Understanding dated September 21, 1992
                Filing: Post-Effective Amendment No. 21 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

           (ii) Letter of Understanding dated April 12, 1995
                Filing: Post-Effective Amendment No. 21 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

      (m)  Rule 12b-1 Plan

           (i) Class A shares Distribution Plans pursuant to Rule 12b-1 on behalf of the following funds:

                Dated July 1, 1993:
                Franklin Federal Intermediate-Term Tax-Free Income Fund Franklin Florida Insured Tax-Free Income Fund

                Dated May 1, 1994:
                Franklin Alabama Tax-Free Income Fund
                Franklin Arizona Tax-Free Income Fund
                Franklin Colorado Tax-Free Income Fund
                Franklin Connecticut Tax-Free Income Fund
                Franklin Double Tax-Free Income Fund
                Franklin Florida Tax-Free Income Fund
                Franklin Georgia Tax-Free Income Fund
                Franklin High Yield Tax-Free Income Fund
                Franklin Insured Tax-Free Income Fund
                Franklin Kentucky Tax-Free Income Fund
                Franklin Louisiana Tax-Free Income Fund
                Franklin Maryland Tax-Free Income Fund
                Franklin Massachusetts Insured Tax-Free Income Fund Franklin Michigan Insured Tax-Free Income Fund
                Franklin Minnesota Insured Tax-Free Income Fund
                Franklin Missouri Tax-Free Income Fund
                Franklin New Jersey Tax-Free Income Fund
                Franklin North Carolina Tax-Free Income Fund
                Franklin Ohio Insured Tax-Free Income Fund
                Franklin Oregon Tax-Free Income Fund
                Franklin Pennsylvania Tax-Free Income Fund
                Franklin Virginia Tax-Free Income Fund
                Filing: Post-Effective Amendment No. 21 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 1995

          (ii) Class C shares Distribution Plan pursuant to Rule 12b-1 on behalf of the following funds:

                Dated October 10, 2000:
                Franklin Alabama Tax-Free Income Fund
                Franklin Arizona Tax-Free Income Fund
                Franklin Colorado Tax-Free Income Fund
                Franklin Connecticut Tax-Free Income Fund
                Franklin Double Tax-Free Income Fund
                Franklin Florida Tax-Free Income Fund
                Franklin Georgia Tax-Free Income Fund
                Franklin High Yield Tax-Free Income Fund
                Franklin Insured Tax-Free Income Fund
                Franklin Louisiana Tax-Free Income Fund
                Franklin Maryland Tax-Free Income Fund
                Franklin Massachusetts Insured Tax-Free Income Fund Franklin Michigan Insured Tax-Free Income Fund
                Franklin Minnesota Insured Tax-Free Income Fund
                Franklin Missouri Tax-Free Income Fund
                Franklin New Jersey Tax-Free Income Fund
                Franklin North Carolina Tax-Free Income Fund
                Franklin Ohio Insured Tax-Free Income Fund
                Franklin Oregon Tax-Free Income Fund
                Franklin Pennsylvania Tax-Free Income Fund
                Franklin Rico Tax-Free Income Fund
                Franklin Virginia Tax-Free Income Fund
                Filing: Post-Effective Amendment No. 30 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date:  June 28, 2001

          (iii) Class B Distribution Plan dated October 16, 1998 pursuant to Rule 12b-1 on behalf of Franklin High Yield Tax-Free Income Fund
                Filing: Post-Effective Amendment No. 26 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: December 23, 1998

           (iv) Class B Distribution Plan dated February 1, 2000 pursuant to Rule 12b-1 on behalf of the following funds:

                Franklin Arizona Tax-Free Income Fund - Class B
                Franklin Florida Tax-Free Income Fund - Class B Franklin Insured Tax-Free Income Fund - Class B
                Franklin Michigan Insured Tax-Free Income Fund - Class B Franklin New Jersey Tax-Free Income Fund - Class B Franklin Ohio Insured Tax-Free Income Fund - Class B Franklin Pennsylvania Tax-Free Income Fund - Class B
                Filing: Post-Effective Amendment No. 29 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 28, 2000

            (v) Class C Distribution Plan dated July 1, 2003
                pursuant to Rule 12b-1 on behalf of
                Franklin Federal Intermediate-Term Tax-Free Income Fund
                Filing: Post-Effective Amendment No. 32 to
                Registration Statement on
                Form N-1A File No. 2-94222
                Filing Date: June 16, 2003

           (vi) Class A Distribution Plan dated September 1, 2003, pursuant to Rule 12B-1 on behalf of Franklin Federal Limited-Term Tax- Free Income Fund and Franklin Advisers, Inc.
                Filing: Post-Effective Amendment No. 34 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: June 28, 2004

      (n)  Rule 18f-3 Plan

           (i)  Multiple Class Plan on behalf of the following funds:

                Dated November 18, 2003:
                Franklin Alabama Tax-Free Income Fund
                Franklin Colorado Tax-Free Income Fund
                Franklin Connecticut Tax-Free Income Fund
                Franklin Georgia Tax-Free Income Fund
                Franklin Louisiana Tax-Free Income Fund
                Franklin Maryland Tax-Free Income Fund
                Franklin Massachusetts Insured Tax-Free Income Fund Franklin Minnesota Insured Tax-Free Income Fund
                Franklin Missouri Tax-Free Income Fund
                Franklin North Carolina Tax-Free Income Fund
                Franklin Oregon Tax-Free Income Fund
                Franklin Double Tax-Free Income Fund
                Franklin Virginia Tax-Free Income Fund
                Filing: Post-Effective Amendment No. 35 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 2005

          (ii) Multiple Class Plan dated October 17, 2005 on behalf of Franklin High Yield Tax-Free Income Fund
                Filing: Post-Effective Amendment No. 36 to
                Registration Statement on Form N-1A
                File No. 002-94222
                Filing Date: October 28, 2005

          (iii) Multiple Class Plan on behalf of Franklin
                Arizona Tax-Free Income Fund
                dated November 18, 2003
                Filing: Post-Effective Amendment No. 35 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 2005

           (iv) Multiple Class Plan on behalf of
                Franklin Florida Tax-Free Income Fund
                dated November 18, 2003
                Filing: Post-Effective Amendment No. 35 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 2005

           (v)  Multiple Class Plan on behalf of
                Franklin Insured Tax-Free Income Fund
                dated November 18, 2003
                Filing: Post-Effective Amendment No. 35 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 2005

           (vi) Multiple Class Plan on behalf of
                Franklin Michigan Insured Tax-Free Income Fund dated November 18, 2003
                Filing: Post-Effective Amendment No. 35 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 2005

          (vii) Multiple Class Plan on behalf of
                Franklin New Jersey Tax-Free Income Fund dated November 18, 2003
                Filing: Post-Effective Amendment No. 35 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 2005

         (viii) Multiple Class Plan on behalf of
                Franklin Ohio Insured Tax-Free Income Fund dated November 18, 2003
                Filing: Post-Effective Amendment No. 35 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 2005

           (ix) Multiple Class Plan on behalf of
                Franklin Pennsylvania Tax-Free Income Fund dated November 18, 2003
                Filing: Post-Effective Amendment No. 35 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 2005

            (x) Multiple Class Plan on behalf of
                Franklin Federal Intermediate-Term Tax-Free Income Fund dated November 18, 2003
                Filing: Post-Effective Amendment No. 35 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date: April 28, 2005

      (p)  Code of Ethics

            (i) Code of Ethics dated May 2006

      (q)

            (i) Power of Attorney dated May 10, 2006

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
FUND

           None

ITEM 25.  INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a Court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The officers and directors of Franklin Advisers, Inc. (Advisers), Registrant's manager, also serve as officers and/or directors/trustees for (1) Advisers' corporate parent, Franklin Resources, Inc., and /or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which set forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engages in by those officers and directors during the past two years.

ITEM 27.   PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc. (Distributors), also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Capital Growth Fund
Franklin Custodian Funds, Inc.
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Municipal Securities Trust
Franklin Mutual Recovery Fund
Franklin Mutual Series Fund Inc.
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Franklin Templeton Variable Insurance Products Trust
Institutional Fiduciary Trust

Templeton China World Fund
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Fund at One Franklin Parkway, San Mateo, CA 94403-1906 or its shareholder services agent, Franklin Templeton Investor Services LLC, at 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258.

ITEM 29.  MANAGEMENT SERVICES
There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.  UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 23rd day of June, 2006.

                                      FRANKLIN TAX-FREE TRUST

                                      /S/ DAVID P. GOSS
                                  By: ____________________________
                                      David P. Goss
                                      Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Amendment has been signed below by the following persons in the capacities and on the dates indicated:

RUPERT H. JOHNSON, JR.*              Chief Executive Officer -
-----------------------
Rupert H. Johnson, Jr.               Investment Management
                                     Dated: June 23, 2006

JIMMY D. GAMBILL*                    Chief Executive Officer -
-----------------                    Finance and Administration
Jimmy D. Gambill                     Dated: June 23, 2006


GALEN VETTER*                        Chief Financial Officer and
-------------                        Chief Accounting Officer
Galen Vetter                         Dated: June 23, 2006

HARRIS J. ASHTON*                    Trustee
-----------------                    Dated: June 23, 2006
Harris J. Ashton

S. JOSEPH FORTUNATO*                 Trustee
--------------------                 Dated: June 23, 2006
S. Joseph Fortunato

EDITH E. HOLIDAY*                    Trustee
-----------------                    Dated: June 23, 2006
Edith E. Holiday

CHARLES B. JOHNSON*                  Trustee
-------------------                  Dated: June 23, 2006
Charles B. Johnson

FRANK W. T. LAHAYE*                  Trustee
-------------------                  Dated: June 23, 2006
Frank W. T. LaHaye

GORDON S. MACKLIN*                   Trustee
------------------                   Dated: June 23, 2006
Gordon S. Macklin

FRANK A. OLSON*                      Trustee
----------------                     Dated: June 23, 2006
Frank A. Olson


      /S/ DAVID P. GOSS
*By   _______________________________
      David P. Goss, Attorney-in-Fact
      (Pursuant to Power of Attorney filed herewith)


                             FRANKLIN TAX-FREE TRUST
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX

EXHIBIT NO.       DESCRIPTION                                      LOCATION

EX-99.a(i)        Restated Agreement and Declaration of                 *
                  Trust dated October 26, 1984

EX-99.a(ii)       Certificate of Amendment of Agreement and             *
                  Declaration of Trust dated July 16, 1991

EX-99.a(iii)      Certificate of Amendment of Agreement and             *
                  Declaration of Trust dated April 21, 1992

EX-99.a(iv)       Certificate of Amendment of Agreement and             *
                  Declaration of Trust dated December 14, 1993

EX-99.a(v)        Certificate of Amendment of Agreement and             *
                  Declaration of Trust dated March 21, 1995

EX-99.a(vi)       Certificate of Secretary Amendment of                 *
                  Agreement and Declaration of Trust dated
                  August 31, 1999

EX-99.b(i)        By-Laws                                               *

EX-99.b(ii)       Certificate of Amendment of By-Laws dated             *
                  December 8,1987

EX-99.b(iii)      Amendment to By-Laws dated April 21, 1992             *

EX.99.b(iv)       Certificate of Amendment of By-Laws dated             *
                  December 14, 1993

EX-99.b(v)        Amendment to By-Laws dated January 18, 1994           *

EX-99.b(vi)       Amendment to By-Laws dated October 10, 2002           *

EX-99.b(vii)      Amendment to By-Laws dated May 12, 2004               *

EX-99.d(i)        Management Agreement between Registrant               *
                  and Franklin Advisers, Inc. dated
                  December 1, 1986

EX-99.d(ii)       Amendment dated August 1, 1995 to                     *
                  Management Agreement dated December 1, 1986 between Registrant and Franklin Advisers, Inc.

EX-99.d(iii)      Amendment dated May 1, 2005 to Management             Attached
                  Agreement dated December 1, 1986 between
                  Franklin Advisers, Inc.


EX-99.d(iv)       Management Agreement between Registrant               *
                  on behalf of Franklin Connecticut
                  Tax-Free Income Fund and
                  Franklin Advisers, Inc. dated October 1, 1998

EX-99.d(v)        Amendment dated May 1, 2005 to Management             Attached
                  Agreement dated October 1, 1998 between
                  Registrant on behalf of Franklin Connecticut
                  Tax-Free Income Fund and Franklin Advisers Inc.

EX-99.d(vi)       Management Agreement between Registrant,              *
                  on behalf of Franklin Federal Limited-Term
                  Tax-Free Income Fund and Franklin Advisers, Inc.
                  dated September 1, 2003

EX-99.e(i)        Amended and Restated Distribution                     *
                  Agreement between Registrant and
                  Franklin/Templeton Distributors, Inc.
                  dated October 31, 2000

EX-99.e(ii)       Forms of Dealer Agreements                            *
                  Between Franklin/Templeton Distributors, Inc., and Securities Dealers Dated November 1, 2003

EX-99.g(i)        Master Custody Agreement between                      *
                  Registrant and Bank of New York dated
                  February 16, 1996

EX-99.g(ii)       Amendment dated May 7, 1997 to Master                 *
                  Custody Agreement between Registrant and
                  Bank of New York dated February 16, 1996

EX-99.g(iii)      Amendment dated February 27, 1998 to                  *
                  Master Custody Agreement between Registrant and Bank of New
                  York dated February 16, 1996

EX-99.g(iv)       Amendment dated December 15, 2005, to                 Attached
                  Exhibit A of the Master Custody Agreement between Registrant and the Bank of New York dated February 16, 1996

EX-99.g(v)        Terminal Link Agreement between                       *
                  Registrant and Bank of New York
                  dated February 16, 1996

EX-99.h(i)        Agreement between Registrant and                      *
                  Financial Guaranty Insurance Company
                  dated March 8, 1985

EX-99.h(ii)       Amendment to Agreement between                        *
                  Registrant and Financial Guaranty
                  Insurance Company dated November 24, 1992

EX-99.h(iii)      Mutual Fund Agreement between Registrant              *
                  and Financial Guaranty Insurance Company dated April 30, 1993

EX-99.h(iv)       Subcontract for Fund Administrative                   *
                  Services between Franklin Advisers, Inc.
                  and Franklin Templeton Services, LLC

EX-99.h(v)        Fund Administrative Services Agreement                *
                  between Registrant, on behalf of
                  Franklin Federal Limited-Term Tax-Free Income Fund, and Franklin Templeton Services, LLC dated September 1, 2003

EX-99.i(i)        Opinion and Consent of Counsel                        *
                  dated April 17, 1998

EX-99.j(i)        Consent of Independent Registered Public              Attached
                  Accounting Firm

EX-99.l(i)        Letter of Understanding dated September 21, 1992       *

EX-99.l(ii)       Letter of Understanding dated April 12, 1994           *

EX-99.m(i)        Class A Shares Distribution Plans                      *
                  pursuant to Rule 12b-1 dated July 1, 1993
                  and May 1, 1994

EX-99.m(ii)       Class C Shares Distribution Plan pursuant              *
                  to Rule 12b-1 dated October 10, 2000

EX-99.m(iii)      Class B Distribution Plan dated                        *
                  October 16, 1998 pursuant to Rule 12b-1
                  between the Registrant on behalf of
                  Franklin High Yield Tax-Free Income Fund - Class B and Franklin/Templeton Distributors, Inc.

EX-99.m(iv)       Class B Distribution Plan dated                        *
                  February 1,2000 pursuant to Rule 12b-1

EX-99.m(v)        Class C Distribution Plan dated July 1, 2003           *
                   pursuant to Rule 12b-1 on behalf of Franklin Federal
                  Intermediate-Term Tax-Free Income Fund

EX-99.m(vi)       Class A Distribution Plan dated                        *
                  September 1, 2003,pursuant to Rule 12b-1 on behalf of Franklin Federal Limited-Term
                  Tax-Free Income Fund

EX-99.n(i)        Multiple Class Plan dated November 18, 2003            *

EX-99.n(ii)       Multiple Class Plan dated October 17, 2005             *
                  on behalf of Franklin High Yield Tax-Free Income Fund

EX-99.n(iii)      Multiple Class Plan on behalf of Franklin              *
                  Arizona Tax-Free Income Fund
                  dated November 18, 2003

EX-99.n(iv)       Multiple Class Plan on behalf of Franklin              *
                  Florida Tax-Free Income Fund
                  dated November 18, 2003


EX-99.n(v)        Multiple Class Plan on behalf of Franklin              *
                  Insured Tax-Free Income Fund
                  dated November 18, 2003

EX-99.n(vi)       Multiple Class Plan on behalf of Franklin              *
                  Michigan Insured Tax-Free Income Fund
                  dated November 18, 2003

EX-99.n(vii)      Multiple Class Plan on behalf of Franklin              *
                  New Jersey Tax-Free Income Fund
                  dated November 18, 2003

EX-99.n(viii)     Multiple Class Plan on behalf of Franklin              *
                  Ohio Insured Tax-Free Income Fund
                  dated November 18, 2003

EX-99.n(ix)       Multiple Class Plan on behalf of Franklin              *
                  Pennsylvania Tax-Free Income Fund
                  dated November 18, 2003

EX-99.n(x)        Multiple Class Plan on behalf of Franklin              *
                  Federal Intermediate-Term Tax-Free Income Fund dated November 18, 2003

EX-99.p(i)        Code of Ethics dated May 2006                         Attached

EX-99.q(i)        Power of Attorney dated May 10, 2006                  Attached

*Incorporated by Reference